UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03942

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett Municipal Income Fund

Short Duration Tax Free Fund
Intermediate Tax Free Fund
National Tax Free Fund
High Income Municipal Bond Fund
Short Duration High Income Municipal Bond Fund
Sustainable Municipal Bond Fund
California Tax Free Fund
New Jersey Tax Free Fund
New York Tax Free Fund

For the period ended September 30, 2022

Table of Contents

1	A Letter to Shareholders

12	Investment Comparisons

21	Information About Your Fund’s Expenses and Holdings Presented by Credit Rating

Schedules of Investments:

31	Short Duration Tax Free Fund

46	Intermediate Tax Free Fund

80	National Tax Free Fund

105	High Income Municipal Bond Fund

127	Short Duration High Income Municipal Bond Fund

142	Sustainable Municipal Bond Fund

145	California Tax Free Fund

156	New Jersey Tax Free Fund

163	New York Tax Free Fund

176	Statements of Assets and Liabilities

180	Statements of Operations

182	Statements of Changes in Net Assets

188	Financial Highlights

206	Notes to Financial Statements

227	Report of Independent Registered Public Accounting Firm

228	Supplemental Information to Shareholders

Lord Abbett Municipal Income Fund
Lord Abbett Short Duration Tax Free Fund, Lord Abbett Intermediate Tax Free Fund, Lord Abbett National Tax Free Income Fund, Lord Abbett High Income Municipal Bond Fund, Lord Abbett Short Duration High Income Municipal Bond Fund, Lord Abbett Sustainable Municipal Bond Fund, Lord Abbett California Tax Free Income Fund, Lord Abbett New Jersey Tax Free Income Fund, and Lord Abbett New York Tax Free Income Fund
Annual Report

For the period ended September 30, 2022

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the period ended September 30, 2022. On this page and the following pages, we discuss the major factors that influenced period performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Municipal Bond Market Review

The U.S. economy showed strength at the start of the fiscal year on the back of a better-than-expected recovery from the pandemic. In the three-month period ending December 31, 2021, real gross domestic product (“GDP”) rose at an annual rate of 6.9%. However, momentum slowed in the new calendar year with the economy contracting in two consecutive quarters, decreasing by 1.6% on an annual basis in the first quarter of 2022 and by 0.6% during the second quarter, according to the Bureau of Economic Analysis. The economy reverted back to growth by the third quarter of 2022 with GDP rising by 2.6%1. The labor market continued to strengthen throughout much of the 12-month period, as the unemployment rate in September of 2022 ticked down to 3.5%, matching the 50-year record low, versus the 4.6% reading in October of 2021, according to the Bureau of Labor Statistics. Inflation readings, as represented by the 12-month percentage change of the Consumer Price Index, continued to increase throughout much of the fiscal year. The period started with a 6.2% reading in October, peaked at 9.1% in June and September showed annual growth of 8.2%.2

The municipal market, as represented by the Bloomberg Municipal Bond Index3, returned -11.50% for the 12-month period ending 9/30/2022. The primary driver of performance over the year was the significant rise in rates across the curve, as AAA-rated general obligation (“GO”) municipal yields4 rose 287 basis points (“bps”) at the 2-year, 258 bps at the 5-year, 213 bps at the 10-year and 222 bps at the 30-year key rate. Given this extreme upward shift in yields, shorter-maturity bonds outperformed longer maturities. Regarding sector performance, the more defensive Electric and Water/Sewer sectors led over the quarter, with longer duration sectors such as Health Care and Housing underperforming with the continued overall rise in interest rates. In regard to Health Care, the sector has also experienced some fundamental headwinds over the period due to rising cost pressures and labor shortages. In terms of credit quality, lower-quality bonds underperformed, partly as a function of their longer duration along with spread widening, as BBB-rated bonds trailed, and AAA-rated bonds led within the investment grade range. The high yield segment of the municipal bond market, as represented by the Bloomberg High Yield Municipal Bond Index5, returned -15.05% throughout the 12-month period.

For the calendar year-to-date period ended September 30, 2022, municipal bond issuance totaled roughly $301 billion, a decrease compared with the prior calendar year-to-date period, which totaled approximately $359 billion, according to JP Morgan. In the 12-month period ending September 30, 2022, municipal bond funds experienced -$86.9 billion in net outflows, according to the Investment Company Institute, compared to $96.3 billion in net inflows in the previous 12-month period.

The municipal market experienced volatility at the start of the fiscal year with tax exempt yields rising across the curve, following increasing Treasury yields as investors grappled with uncertainties around inflation. Adding to the volatility was some political uncertainty as the Infrastructure Investment and Jobs Act (“Infrastructure Bill”) remained tied up in the House of Representatives.

Markets rebounded in November as the Infrastructure Bill was signed into law by President Biden. The legislation provided for over $1 trillion in total spending (with $550 billion in new spending) for roads and bridges, ports, airports, power grids, water systems, and rail networks, among other initiatives. While market participants were disappointed by the omission of federally subsidized interest payments and tax exempt refunding, the passage of the Infrastructure Bill brought the potential for improvement of the already strong balance sheets of many municipal issuers along with the potential to spur economic growth across the country.

Municipals had a strong finish to 2021, generally outperforming Treasuries as the markets experienced bouts of volatility driven by the discovery and transmission of the Omicron variant and continuing uncertainty regarding inflation. Municipal funds were in demand, closing the year with record inflows of $101.7 billion in 2021 and a streak of positive inflows in 84 of the previous 85 weeks.

The new year marked a clear shift from the low volatility and generally strong environment of 2021, with the first half of 2022 bringing one of the worst performances for the municipal market on record as measured by total return. Numerous headwinds emerged as inflation expectations began accelerating in tandem with an increasingly hawkish posture by the Federal Reserve while an unexpected geopolitical crisis in Ukraine further heightened inflationary fears and dampened global growth prospects. Throughout the early months of 2022, inflation readings continued to come in higher than anticipated while the market’s expectation of 75 bps of interest rate hikes by the Fed for 2022 was quickly repriced to 225 bps of rate hikes throughout the year and the 10-year U.S. Treasury yield rose to levels not seen since prior to the pandemic. Along the same lines, the demand trend for municipal bonds seen in 2021 reversed and outflows ensued for much of 2022.

While the rates and inflation narrative underpinned most of 2022, the market experienced two brief respites in the back half of May and throughout July in which the municipal market rebounded temporarily and Treasury yields declined. In the latter month, the market experienced its best monthly performance since 2020, longer-dated bonds outperformed and there was positive, but fleeting flows into municipal bond funds. However, markets retreated once again in the last months of the period.

As such, rising rates were the primary headwind for municipal bonds throughout much of 2022, and longer-duration bonds significantly underperformed. While municipal bonds’ price declines were meaningful, they were driven by higher Treasury yields rather than concerns over credit fundamentals. The credit backdrop continued to strengthen throughout 2022 due to above-average, year-over-year tax revenue growth, as numerous states experienced fiscal surpluses, increased pension contributions and returned money to taxpayers for the first time in years. Similarly, upgrades continued to significantly outpace downgrades throughout the year and the par value of defaulted municipal bonds through September decreased meaningfully compared to the same period in 2021.

Short Duration Tax Free

The Short Duration Tax Free Fund returned -5.68%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg Municipal Bond Short 1-5 Year Index6, returned -5.11% during the same period. The primary driver of underperformance was the Fund’s credit quality allocation. Over the period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight allocation to the lower quality, investment grade credit tiers of ‘BBB’ and ‘A’ detracted from relative performance.

The Fund’s yield curve positioning led to a positive impact on relative performance. As the curve flattened over the period with short-term rates rising more than intermediate and longer-term rates, the Fund’s duration underweight to the 2-year key rate and modest overweight to the intermediate part of the curve contributed to relative returns.

In terms of sector positioning, the Fund’s overweight to the Housing and Industrial Development (IDR) sectors as well as its underweight to pre-refunded bonds detracted from relative performance. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. All of this detraction was offset by security selection within Housing, as holdings of higher quality credits within the sector benefitted relative performance.

Intermediate Tax Free

The Intermediate Tax Free Fund returned -12.36%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending

September 30, 2022. The Fund’s benchmark, the Bloomberg 1-15 Year Municipal Bond Index7, returned -8.86% during the same period. The primary driver of relative underperformance over the period was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly over the period. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period.

The Fund’s overweight to bonds rated ‘BBB’ and below also detracted from relative returns. Over the one-year period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year.

Security selection and the Fund’s sector allocation dragged on relative performance over the period. The primary driver of underperformance from a sector perspective was the Fund’s overweight to, as well as security selection, within the Industrial Development (IDR) and Transportation sectors. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. Additionally, the heavy supply of New York bonds was a headwind within the Transportation sector. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the themes described above more than offset these factors and led to an overall negative impact on relative performance.

National Tax Free

The National Tax Free Fund returned -16.27%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg Municipal Bond Index3, returned -11.50% during the same period. The primary driver of relative underperformance over the fiscal year was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period and significantly drove the relative underperformance of the Fund.

The Fund’s credit quality allocation also detracted from relative returns. Over the one-year period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight to bonds rated ‘BBB’ as well as its exposure to non-investment grade bonds led to a negative impact on performance.

Security selection and the Fund’s sector allocation also dragged on relative performance over the period. The primary driver of relative underperformance from a sector perspective was the Fund’s overweight to, as well as security selection within the Industrial Development (IDR) sector. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the aforementioned detraction more than offset these factors and led to an overall negative impact on relative performance.

High Income Municipal Bond

The High Income Municipal Bond Fund returned -18.19%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg High Yield Municipal Bond

Index5, returned -15.05% during the same period. The primary driver of relative underperformance over the fiscal year was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period.

Security selection and the Fund’s sector allocation also detracted from relative performance, particularly within the Health Care segment. Over the fiscal year, various Hospital systems experienced cost pressures and labor shortages leading to spreads widening within the sector. The Fund’s exposure to the Industrial Development (IDR) sector also detracted from relative performance. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the themes described above more than offset these factors and led to an overall negative impact on relative performance.

While the Fund’s quality allocation dragged on relative performance over the period, the impact on performance was relatively minor in relation to the effects of duration and security selection positioning.

Short Duration High Income Municipal Bond

The Short Duration High Income Municipal Bond Fund returned -10.85%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg Municipal Bond 1-8 Year Index8, returned -6.47% during the same period. The primary driver of relative underperformance was the Fund’s quality positioning. Over the one-year period, lower-rated bonds underperformed higher-quality bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s lower quality bias relative to the benchmark and exposure to non-investment grade bonds was the most meaningful detractor from relative performance over the one-year period.

The Fund’s duration positioning also detracted from relative returns. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark led to a negative impact on performance.

Security selection and the Fund’s sector allocation also detracted from relative performance, mainly stemming from the Fund’s exposure to the Industrial Development (IDR) sector. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the aforementioned detraction more than offset these factors and led to an overall negative impact on relative performance.

Sustainable Municipal Bond Fund

The Sustainable Municipal Bond Fund returned -10.85%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the period starting January 20, 2022, at the Fund’s performance inception, and ending September 30, 2022. The Fund’s benchmark, the Bloomberg 1-15 Year Municipal Bond Index7, returned -8.12% during the same period. The primary driver of relative underperformance over the period was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor since inception.

The Fund’s credit quality allocation also detracted from relative returns. Over the period, lower rated bonds underperformed higher rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight to bonds rated ‘BBB’ as well as its exposure to non-investment grade bonds led to a negative impact on performance.

Security selection contributed to relative performance over the period, mainly driven by selection within the Housing sector as well as the Leasing, Water/Sewer and Transportation sectors. The positive impact across many of these sectors was tied to selection of credits with favorable bond structure, including coupon, call protection and convexity profile.

The Fund’s sector allocation dragged modestly on relative performance over the period, primarily due to an overweight to the Health Care and Housing sectors. Over the period, various Hospital systems experienced cost pressures and labor shortages leading to spreads widening within the sector.

California Tax Free

The California Tax Free Fund returned -16.10%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg Municipal Bond Index3, returned -11.50% during the same period. The primary driver of relative underperformance over the fiscal year was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period and significantly drove the relative underperformance of the Fund.

The Fund’s credit quality allocation also detracted from relative returns. Over the one-year period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight to bonds rated ‘BBB’ as well as its exposure to non-investment grade bonds led to a negative impact on performance.

Security selection and the Fund’s sector allocation also dragged on performance over the period. The primary detractor was the Fund’s overweight to, as well as selection within, the Tobacco sector. Within the sector, the Fund’s holdings of select zero coupon and longer maturity bonds, which are more sensitive to rising rates, dragged on performance with the upward shift of the yield curve. Additionally, the Fund’s overweight to, as well as security selection within, the

Industrial Development (IDR) sector detracted from relative performance. Generally, we prefer the higher degree of liquidity of the IDR sector, as buyers outside the tax exempt universe typically actively trade bonds within the segment. However, the Fund’s underperformance within the sector was mainly due to technical pressures as outflows from municipal bond funds ensued throughout much of the year and many IDR bonds experienced notable selling pressure. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the themes described above more than offset these factors and led to an overall negative impact on relative performance.

New Jersey Tax Free

The New Jersey Tax Free Fund returned -15.36%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the Bloomberg Municipal Bond Index3, returned -11.50% during the same period. The primary driver of relative underperformance over the fiscal year was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period.

The Fund’s credit quality allocation also detracted from relative returns. Over the one-year period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight to bonds rated ‘BBB’ as well as its exposure to non-investment grade bonds led to a negative impact on performance.

Security selection and the Fund’s sector allocation also dragged on performance over the period. The primary detractor was security selection within the Education sector. Within the Education sector, holdings of select non-investment grade bonds underperformed over the period and detracted from relative returns. Additionally, the Fund’s overweight to non-investment grade bonds within the Special Tax sector led to a negative impact on performance given the underperformance of lower quality bonds throughout the fiscal year. While the Fund’s sector allocation and selection within several areas led to a positive impact on relative performance, the themes described above more than offset these factors and led to an overall negative impact on relative performance.

New York Tax Free

The New York Tax Free Fund returned -15.91%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2022. The Fund’s benchmark, the

Bloomberg Municipal Bond Index3, returned -11.50% during the same period. The primary driver of relative underperformance over the fiscal year was the Fund’s duration positioning. Due to uncertainties around monetary policy and inflation, the municipal yield curve shifted upwards significantly. Given this dramatic rise in yields, the strategy’s longer duration relative to the benchmark was the most notable detractor over the one-year period.

The Fund’s credit quality allocation also detracted from relative returns. Over the one-year period, lower-rated bonds underperformed higher-rated bonds, particularly in the latter half of the fiscal year. Therefore, the Fund’s overweight to bonds rated ‘BBB’ as well as its exposure to non-investment grade bonds led to a negative impact on performance.

The Fund’s sector allocation dragged on relative returns, primarily driven by an underweight to the general obligation (“GO”) State and Power sectors as well as an overweight to the Tobacco sector. Within Power in particular, the Fund’s lower quality slant within the sector detracted from relative performance given the underperformance of non-investment grade bonds over the fiscal year.

Security selection led to a positive impact on relative performance. More specifically, selection within the Special Tax, Water/Sewer, and GO Local sectors contributed to performance. Generally, within most of these sectors, holdings of higher quality, investment-grade bonds outperformed and contributed to relative performance.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   U.S. Bureau of Economic Analysis

2   U.S. Bureau of Labor Statistics

3  The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two ratings agencies. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

4   Bloomberg BVAL AAA GO Municipal Yield Curve

5   The Bloomberg High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

6   The Bloomberg Municipal Bond Short 1-5 Year Index is the Muni Short 1-5 year component of the Municipal Bond index. The Bloomberg Municipal

Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

7  The Bloomberg 1-15 Year Municipal Bond index is the 1-15 year component of the Municipal Bond index. The Bloomberg Municipal Bond Index is a rules-

based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

8   The Bloomberg 1-8 Year Municipal Bond Index is the 1-8 year component of the Municipal Bond index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. Bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of September 30, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Short Duration Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Short 1-5 Year Index and the Lipper Short Duration Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A4	-7.78%	-0.23%	0.25%	–
Class C5	-7.28%	-0.42%	-0.15%	–
Class F6	-5.65%	0.32%	0.58%	–
Class F3[7]	-5.52%	0.44%	–	0.62%
Class I6	-5.55%	0.41%	0.68%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Intermediate Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg 1-15 Year Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A3	-14.33%	-0.26%	1.17%	–
Class C4	-13.88%	-0.45%	0.75%	–
Class F5	-12.37%	0.27%	1.49%	–
Class F3[6]	-12.21%	0.42%	–	0.95%
Class I5	-12.28%	0.37%	1.58%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper General Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A4	-18.17%	-0.42%	1.47%	–
Class C5	-17.67%	-0.60%	1.07%	–
Class F6	-16.20%	0.13%	1.80%	–
Class F3[7]	-16.07%	0.28%	–	0.94%
Class I6	-16.10%	0.25%	1.90%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

High Income Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg High Yield Municipal Bond Index, Bloomberg 65% High Yield Municipal Bond Index/35% Bloomberg Municipal Bond Index, Bloomberg 85% High Yield Municipal Bond Index/15% Bloomberg Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The Fund believes that the Bloomberg 65% High Yield Municipal Bond Index/35% Bloomberg Municipal Bond Index more closely reflects the Fund’s investment strategies than the Bloomberg 85% High Yield Municipal Bond Index/15% Bloomberg Municipal Bond Index (the “previous blended index”). Therefore, the Fund will remove the previous blended index from the performance table in the future. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A4	-20.05%	0.22%	2.35%	–
Class C5	-19.57%	0.04%	1.94%	–
Class F6	-18.09%	0.78%	2.68%	–
Class F3[7]	-18.01%	0.91%	–	1.57%
Class I6	-18.06%	0.87%	2.75%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Short Duration High Income Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond 1-8 Year Index and the 50% Bloomberg Municipal Bond 1-8 Year Index/50% Bloomberg High Yield Municipal 1-8 Year Index, assuming reinvestment of all dividends and distributions. The Fund is adopting the Bloomberg Municipal Bond 1-8 Year Index as its broad-based securities market index. The Fund’s previous blended index, the 50% Bloomberg Municipal Bond 1-8 Year Index/50% Bloomberg Municipal High Yield 1-8 Year Index, is being retained as an additional index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A3	-12.88%	0.12%	–	1.12%
Class C4	-12.35%	-0.10%	–	0.72%
Class F5	-10.77%	0.67%	–	1.53%
Class F3[6]	-10.62%	0.83%	–	1.36%
Class I5	-10.61%	0.79%	–	1.64%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on June 1, 2015 and performance for the Class began on June 15, 2015. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using SEC required uniform method to compute such return.

4   Class C shares commenced operations on June 1, 2015 and performance for the Class began on June 15, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Class F and Class I shares commenced operations on June 1, 2015 and performance for each class began on June 15, 2015. Performance is at net asset value.

6   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Sustainable Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg 1-15 Year Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2022
Life of Class
Class A3	-12.86%
Class C4	-12.26%
Class F5	-10.78%
Class F3[5]	-10.69%
Class I5	-10.71%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on January 5, 2022 and performance for the Class began on January 20, 2022. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using SEC required uniform method to compute such return.

4   Class C shares commenced operations on January 5, 2022 and performance for the Class began on January 20, 2022. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on January 5, 2022 and performance for the Classes began on January 20, 2022. Performance is at net asset value.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper California Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A5	-18.01%	-0.65%	1.58%	–
Class C6	-17.52%	-0.83%	1.17%	–
Class F7	-16.02%	-0.11%	1.92%	–
Class F3[8]	-16.00%	0.01%	–	0.61%
Class I7	-16.02%	-0.01%	2.01%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Performance is at net asset value.

8   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper New Jersey Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A5	-17.22%	-0.24%	1.30%	–
Class F6	-15.28%	0.30%	1.64%	–
Class F3[7]	-15.16%	0.39%	–	0.99%
Class I6	-15.19%	0.36%	1.75%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25%

applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper New York Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A5	-17.82%	-0.74%	1.10%	–
Class C6	-17.21%	-0.92%	0.69%	–
Class F7	-15.81%	-0.19%	1.43%	–
Class F3[8]	-15.70%	-0.06%	–	0.43%
Class I7	-15.73%	-0.09%	1.53%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2022, is calculated using the SEC required uniform method to compute such return.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Performance is at net asset value.

8   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (these charges vary among the share classes), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 through September 30, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 4/1/22 – 9/30/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Short Duration Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 976.40	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$ 972.70	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.48
Class F
Actual	$1,000.00	$ 976.20	$2.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class F3
Actual	$1,000.00	$ 976.90	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.08
Class I
Actual	$1,000.00	$ 976.70	$2.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.28% for Class C, 0.55% for Class F, 0.41% for Class F3, and 0.45% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	2.89%
AA+	5.58%
AA	11.49%
AA-	11.18%
A+	10.67%
A	15.58%
A-	11.27%
BBB+	7.82%
Credit Rating: S&P or Moody’s(a)	%*
BBB	3.33%
BBB-	4.02%
BB+	0.21%
BB	1.60%
BB-	0.58%
B+	0.08%
NR	13.70%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Intermediate Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 932.90	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class C
Actual	$1,000.00	$ 929.80	$6.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
Class F
Actual	$1,000.00	$ 933.30	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class F3
Actual	$1,000.00	$ 934.20	$2.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class I
Actual	$1,000.00	$ 932.90	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.73% for Class A, 1.36% for Class C, 0.63% for Class F, 0.45% for Class F3, and 0.53% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	2.07%
AA+	3.00%
AA	11.51%
AA-	11.33%
A+	10.45%
A	10.63%
A-	12.13%
BBB+	11.47%
BBB	3.93%
BBB-	6.82%
Credit Rating: S&P or Moody’s(a)	%*
BB+	1.21%
BB	2.55%
BB-	1.58%
B+	0.70%
B	0.37%
B-	0.40%
D	0.16%
NR	9.69%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

National Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 901.10	$3.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class C
Actual	$1,000.00	$ 897.50	$6.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.93
Class F
Actual	$1,000.00	$ 900.60	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.86	$3.24
Class F3
Actual	$1,000.00	$ 902.20	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class I
Actual	$1,000.00	$ 902.00	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.73% for Class A, 1.37% for Class C, 0.64% for Class F, 0.48% for Class F3, and 0.53% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	1.55%
AA+	5.03%
AA	10.95%
AA-	6.29%
A+	11.69%
A	10.55%
A-	14.32%
BBB+	11.88%
BBB	7.90%
BBB-	9.47%
Credit Rating: S&P or Moody’s(a)	%*
BB+	0.44%
BB	1.16%
BB-	1.62%
B+	0.53%
B	0.48%
B-	0.50%
D	0.10%
NR	5.54%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

High Income Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 883.30	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.00
Class C
Actual	$1,000.00	$ 880.40	$6.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class F
Actual	$1,000.00	$ 883.90	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class F3
Actual	$1,000.00	$ 884.20	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64
Class I
Actual	$1,000.00	$ 884.00	$2.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.79% for Class A, 1.43% for Class C, 0.69% for Class F, 0.52% for Class F3, and 0.58% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	0.78%
AA+	0.46%
AA	1.77%
AA-	0.82%
A+	1.82%
A	2.75%
A-	5.54%
BBB+	6.23%
BBB	4.72%
BBB-	8.16%
BB+	5.91%
Credit Rating: S&P or Moody’s(a)	%*
BB	7.31%
BB-	8.58%
B+	2.49%
B	1.33%
B-	2.72%
CCC+	0.37%
CCC	0.07%
CCC-	0.95%
D	0.40%
NR	36.82%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Short Duration High Income Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 943.00	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$ 939.70	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.08
Class F
Actual	$1,000.00	$ 943.40	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class F3
Actual	$1,000.00	$ 944.20	$2.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class I
Actual	$1,000.00	$ 943.90	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.70% for Class A, 1.40% for Class C, 0.60% for Class F, 0.44% for Class F3, and 0.50% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AA+	0.66%
AA	2.44%
AA-	0.56%
A+	2.92%
A	5.31%
A-	8.29%
BBB+	8.62%
BBB	3.62%
BBB-	9.11%
Credit Rating: S&P or Moody’s(a)	%*
BB+	3.72%
BB	5.25%
BB-	10.27%
B+	5.19%
B	4.65%
B-	1.39%
CCC+	0.15%
NR	27.85%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Sustainable Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 936.50	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class C
Actual	$1,000.00	$ 932.80	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class F
Actual	$1,000.00	$ 937.00	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class F3
Actual	$1,000.00	$ 937.70	$1.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class I
Actual	$1,000.00	$ 937.50	$2.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.63% for Class A, 1.43% for Class C, 0.53% for Class F, 0.39% for Class F3, and 0.43% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AA+	2.95%
AA	3.88%
AA-	6.41%
A+	16.78%
A	25.18%
A-	10.36%
Credit Rating: S&P or Moody’s(a)	%*
BBB+	13.08%
BBB-	7.50%
BB+	2.32%
BB	9.55%
NR	1.99%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

California Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 901.40	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class C
Actual	$1,000.00	$ 897.70	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class F
Actual	$1,000.00	$ 901.90	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class F3
Actual	$1,000.00	$ 901.50	$2.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class I
Actual	$1,000.00	$ 901.40	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.41% for Class C, 0.68% for Class F, 0.55% for Class F3, and 0.58% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	0.57%
AA+	1.58%
AA	26.97%
AA-	8.52%
A+	9.46%
A	9.67%
A-	8.39%
BBB+	10.96%
BBB	4.13%
BBB-	5.76%
Credit Rating: S&P or Moody’s(a)	%*
BB+	0.73%
BB	0.23%
BB-	1.76%
B+	0.95%
CCC	0.03%
CCC-	0.08%
D	0.14%
NR	10.07%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New Jersey Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 901.10	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class F
Actual	$1,000.00	$ 901.50	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class F3
Actual	$1,000.00	$ 900.30	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class I
Actual	$1,000.00	$ 902.00	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 0.72% for Class F, 0.58% for Class F3, and 0.62% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	3.01%
AA+	2.91%
AA	17.37%
AA-	21.16%
A+	8.39%
A	6.69%
A-	17.40%
BBB+	8.55%
Credit Rating: S&P or Moody’s(a)	%*
BBB	3.03%
BBB-	2.31%
BB+	2.35%
BB-	2.28%
D	0.16%
NR	4.39%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New York Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/22	9/30/22	4/1/22 – 9/30/22
Class A
Actual	$1,000.00	$ 900.50	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.00
Class C
Actual	$1,000.00	$ 898.40	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class F
Actual	$1,000.00	$ 901.10	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class F3
Actual	$1,000.00	$ 902.50	$2.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class I
Actual	$1,000.00	$ 901.50	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.79% for Class A, 1.42% for Class C, 0.69% for Class F, 0.55% for Class F3, and 0.59% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2022

Credit Rating: S&P or Moody’s(a)	%*
AAA	6.55%
AA+	13.51%
AA	13.93%
AA-	9.53%
A+	3.55%
A	5.82%
A-	12.84%
BBB+	7.18%
BBB	7.34%
BBB-	7.42%
Credit Rating: S&P or Moody’s(a)	%*
BB+	2.09%
BB	0.47%
BB-	0.43%
B+	0.35%
B	0.65%
B-	0.57%
CCC+	0.43%
NR	7.34%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Schedule of Investments

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 90.40%

MUNICIPAL BONDS 90.40%

Corporate-Backed 7.99%
Allegheny Co IDA–US Steel	4.875%		11/1/2024	BB-	$4,500,000	$4,503,786
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	10/1/2052	A2	24,500,000	23,872,425
Burke Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2040	BBB+	3,750,000	3,462,830
Charles City EDA–Waste Mgmt	2.875%		2/1/2029	A-	3,500,000	3,187,998
Downtown Doral CDD†	3.875%		12/15/2023	NR	105,000	103,752
Farmington Poll Ctl–NM Pub Svc	1.10%	#(b)	6/1/2040	BBB	16,000,000	15,684,734
IN Fin Auth–Republic Services	2.75%	#(b)	5/1/2028	BBB+	15,000,000	14,989,674
LA St John Parish–Marathon Oil	2.10%	#(b)	6/1/2037	BBB-	8,000,000	7,800,294
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-	6,150,000	5,999,048
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-	4,575,000	4,273,465
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-	1,400,000	1,204,809
Matagorda Co Nav Dist–AEP TX Central (AMBAC)	4.40%		5/1/2030	A-	1,500,000	1,476,602
Mobile IDB–AL Power	1.00%	#(b)	6/1/2034	A1	3,100,000	2,883,234
Mobile IDB–AL Power	2.90%	#(b)	7/15/2034	A1	20,000,000	19,831,010
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-	11,310,000	11,077,877
NH Bus Fin Auth-United Illuminating	2.80%	#(b)	10/1/2033	A-	5,000,000	4,957,237
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1	750,000	731,517
OH Air Dev Auth–AEP	1.90%	#(b)	5/1/2026	BBB+	2,000,000	1,900,673
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+	10,700,000	9,331,858
OH Air Dev Auth–OVEC	1.50%	#(b)	2/1/2026	Baa3	1,000,000	906,041
OR Bus Dev Comn–Intel	2.40%	#(b)	12/1/2040	A+	10,500,000	10,393,883
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB	2,625,000	2,528,360
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	3,500,000	3,593,074
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB	4,250,000	4,212,147
WI PFA–American Dream†	5.00%		12/1/2027	NR	1,455,000	1,274,394
Wise Co IDA–VA Elec & Pwr	1.20%	#(b)	11/1/2040	A2	5,470,000	5,244,699
Total						165,425,421

Education 2.49%
CA Choice Clean Energy–Morgan Stanley	3.697% (SOFR *.67 + 1.70%	)#	5/1/2053	A1	15,000,000	14,924,304	(c)
California State University	0.55%	#(b)	11/1/2049	Aa2	5,000,000	4,206,723	(c)
Cap Trust Agy–Renaissance Chtr Sch†	4.00%		6/15/2029	NR	1,325,000	1,224,631

See Notes to Financial Statements.	31

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
Central Plains Energy Proj	4.00%	#(b)	12/1/2049	Aa1	$10,000,000	$9,955,135
Chicago Brd Ed	5.00%		12/1/2022	BB	5,935,000	5,949,104
FL HI Ed–Saint Leo Univ	5.00%		3/1/2023	BB+	410,000	410,838
FL HI Ed–Saint Leo Univ	5.00%		3/1/2024	BB+	640,000	643,079
FL HI Ed–Saint Leo Univ	5.00%		3/1/2025	BB+	675,000	678,921
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2028	Baa3	1,135,000	1,162,666
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2029	Baa3	630,000	646,053
MA DFA–Williams Clg	0.45%	#(b)	7/1/2041	AA+	3,500,000	3,156,726
Multnomah Co Hsp–Mirabella	5.00%		10/1/2024	NR	660,000	661,688
NC EDA–Campbell Univ	5.00%		10/1/2025	Baa2	1,700,000	1,744,898
OH Air Dev Auth–Duke Energy	4.00%	#(b)	9/1/2030	BBB	1,300,000	1,276,093
OH HI Ed–Dayton Univ (AMBAC)	6.49% (CPI YoY * 1 + 1.10%	)#	12/1/2022	A+	2,000,000	2,001,429
Univ of CA	4.25%		5/15/2039	AA	3,000,000	2,933,259
Total						51,575,547

Energy 0.41%
KY Public Energy Auth–BP	4.00%	#(b)	12/1/2050	A2	5,000,000	4,955,094
PEFA Gas–Goldman Sachs	5.00%	#(b)	9/1/2049	A3	3,500,000	3,554,640
Total						8,509,734

General Obligation 10.59%
Auburn BANS	3.50%		8/16/2023	NR	10,000,000	9,995,317
CA State GO	5.00%		8/1/2026	Aa2	7,485,000	7,860,690
Chicago Brd Ed	4.00%		12/1/2022	BB	4,000,000	4,001,199
Chicago Brd Ed	4.00%		12/1/2022	BB	3,555,000	3,556,065
Chicago Brd Ed	5.00%		12/1/2022	BB	3,670,000	3,676,802
Chicago Brd Ed	5.00%		12/1/2023	BB	3,330,000	3,366,595
Chicago Brd Ed	5.00%		12/1/2025	BB	10,000,000	10,223,616
Chicago Brd Ed (AGM)	5.00%		12/1/2033	AA	1,850,000	1,876,365
Chicago Brd Ed (AGM)	5.00%		12/1/2034	AA	4,300,000	4,349,509
Chicago GO	5.00%		1/1/2026	BBB+	2,125,000	2,168,497
Chicago GO	5.00%		1/1/2028	BBB+	4,900,000	4,994,234
Chicago GO	5.25%		1/1/2023	BBB+	1,235,000	1,238,701
Chicago GO	5.25%		1/1/2027	BBB+	1,665,000	1,684,288
Chicago Met Water Reclmtn Dist	5.00%		12/1/2022	AA+	5,000,000	5,014,584
Clark Co SD (AGM)	3.00%		6/15/2024	AA	575,000	571,506
Clark Co SD (AGM)	3.00%		6/15/2025	AA	650,000	643,454

32	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
Clark Co SD (AGM)	5.00%		6/15/2026	AA	$500,000	$528,692
Clark Co SD (AGM)	5.00%		6/15/2027	AA	1,000,000	1,068,837
Cook Co GO	5.00%		11/15/2027	A+	2,000,000	2,133,868
Cook Co GO	5.00%		11/15/2028	A+	2,300,000	2,473,039
CT State GO	4.00%		1/15/2026	Aa3	8,245,000	8,397,498
CT State GO	5.00%		4/15/2025	Aa3	7,000,000	7,285,615
CT State GO	5.00%		10/15/2026	Aa3	5,000,000	5,306,335
IL State GO	5.00%		11/1/2023	BBB+	10,000,000	10,119,563
IL State GO	5.00%		3/1/2025	BBB+	5,500,000	5,595,223
IL State GO	5.00%		3/1/2026	BBB+	2,500,000	2,544,126
IL State GO	5.00%		2/1/2028	BBB+	5,990,000	6,106,521
IL State GO	5.00%		3/1/2029	BBB+	4,010,000	4,103,755
IL State GO	5.25%		2/1/2030	BBB+	3,000,000	3,038,998
IL State GO	5.375%		5/1/2023	BBB+	3,000,000	3,029,389
Jersey City GO GTD	4.00%		12/15/2024	Aa3	5,350,000	5,405,029
MA State GO	5.00%	#(b)	6/1/2044	Aa1	5,000,000	5,060,137
Newark BANS	3.75%		2/17/2023	NR	15,000,000	14,999,259
Newark GO	1.25%		10/3/2022	NR	7,000,000	7,000,000
NJ State GO	2.00%		6/1/2027	A2	5,000,000	4,502,480
NJ State GO	5.00%		6/1/2025	A2	4,425,000	4,601,287
NYC GO	5.00%	#(b)	6/1/2044	AA	8,500,000	8,611,732
PA State GO	5.00%		5/1/2027	Aa3	5,000,000	5,362,679
Philadelphia GO	5.00%		2/1/2025	A	2,140,000	2,212,340
Philadelphia GO	5.00%		2/1/2026	A	1,000,000	1,045,390
Philadelphia GO	5.00%		2/1/2027	A	1,250,000	1,319,161
Philadelphia GO	5.00%		2/1/2028	A	2,000,000	2,128,669
Philadelphia Sch Dist	5.00%		9/1/2023	A1	500,000	507,102
Philadelphia Sch Dist	5.00%		9/1/2023	A1	1,250,000	1,267,755
Philadelphia Sch Dist	5.00%		9/1/2024	A1	900,000	925,803
Philadelphia Sch Dist	5.00%		9/1/2025	A1	1,200,000	1,243,537
Prince Georges Co GO	4.00%		8/1/2031	AAA	7,690,000	7,744,080
San Antonio GO	5.00%		2/1/2026	AAA	4,300,000	4,395,821
Troy GO BANS	4.00%		7/28/2023	NR	7,700,000	7,715,967
Western Placer SD	2.00%		6/1/2025	NR	2,000,000	1,883,271
Western Placer SD	2.00%		6/1/2025	NR	4,750,000	4,471,616
Total						219,355,996

See Notes to Financial Statements.	33

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care 14.93%
Allegheny Co Hsp–Allegheny Hlth	5.00%		4/1/2026	A		$2,500,000	$2,607,008
Allegheny Co Hsp–Univ Pitt Med Ctr	5.00%		7/15/2029	A		4,000,000	4,193,193
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		4,000,000	3,593,646
CA Muni Fin–Eisenhower Med Ctr	5.00%		7/1/2026	Baa2		1,345,000	1,381,500
CA Stwde–Viamonte	3.00%		7/1/2026	AA-		4,500,000	4,501,733
CA Stwde–Viamonte	3.00%		7/1/2027	AA-		2,250,000	2,250,998
Charlotte–Mecklenberg Hosp Auth–Atrium Health	5.00%	#(b)	1/15/2050	AA-		10,000,000	10,284,122
Cheyenne Regional Medical Center	4.00%		5/1/2025	A+		290,000	293,633
Cheyenne Regional Medical Center	4.00%		5/1/2026	A+		200,000	202,430
Cheyenne Regional Medical Center	4.00%		5/1/2027	A+		355,000	360,198
CO Hlth Facs–AdventHealth	5.00%	#(b)	11/15/2048	AA		13,525,000	14,061,163
CO Hlth Facs–AdventHealth	5.00%	#(b)	11/15/2049	AA		2,010,000	2,110,373
CO Hlth Facs–IHC Hlth	5.00%	#(b)	5/15/2062	AA+		13,000,000	13,608,815
Colorado Health Facs Auth Rev Bds Commonspirit Health 2019 B-2	5.00%	#(b)	8/1/2049	A-		8,085,000	8,293,561
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2025	BBB		1,500,000	1,538,122
Franklin Co IDA–Menno-Haven	5.00%		12/1/2023	NR		500,000	497,913
Geisinger PA Hlth Auth–Geisinger Health	5.00%	#(b)	4/1/2043	AA-		17,000,000	17,845,111
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2023	A-		1,500,000	1,516,926
Harris Co Edu Fac–Hermann Hlth	3.03% (MUNIPSA * 1 +.57%	)#	12/1/2049	A+		7,770,000	7,746,929
Harris Co Edu Fac–Hermann Hlth	3.31% (MUNIPSA * 1 +.85%	)#	7/1/2049	A+		11,000,000	11,003,310
IL Fin Auth–Mercy Hlth	5.00%		12/1/2025	A3		5,830,000	6,041,975
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2028	AA-		2,000,000	2,145,219
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2029	AA-		2,000,000	2,165,749
IL Fin Auth–Northwestern Mem Hlth	5.00%	#(b)	7/15/2057	AA+		4,000,000	4,013,250
IL Fin Auth–OSF Hlth	5.00%	#(b)	5/15/2050	A		4,500,000	4,675,249
IL Fin Auth–Plymouth Place	5.00%		5/15/2025	BB+	(d)	770,000	791,476
IN Fin Auth–Indiana Univ Hlth	0.70%	#(b)	12/1/2046	AA		7,000,000	6,354,357
KY EDFA–Owensboro Hlth	5.00%		6/1/2025	Baa2		1,400,000	1,437,829
Lakeland Regional Health	5.00%		11/15/2024	A2		2,200,000	2,263,509
Lakeland Regional Health	5.00%		11/15/2026	A2		1,000,000	1,046,320
Lee Memorial Hlth System	5.00%		4/1/2025	A+		2,625,000	2,703,316
Lehigh Co–Lehigh Valley Health Network	5.00%		7/1/2026	A+		1,755,000	1,834,149
Lehigh Co–St. Lukes Hlth	3.56% (MUNIPSA * 1 + 1.10%	)#	8/15/2038	A-		14,790,000	14,604,593

34	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
Lenexa Hlth–Lakeview Village	5.00%		5/15/2025	BB+	(d)	$990,000	$996,933
MA DFA–Beth Israel Lahey Hlth	5.00%		7/1/2023	A		600,000	606,770
MA DFA–Partners Hlthcare	2.96% (MUNIPSA * 1 +.50%	)#	7/1/2038	AA-		5,000,000	4,988,960
MA DFA–Partners Hlthcare	5.00%	#(b)	7/1/2038	AA-		2,000,000	2,032,705
MA DFA–Wellforce Hlth	5.00%		7/1/2024	BBB+		2,030,000	2,074,076
MA DFA–Wellforce Hlth	5.00%		7/1/2025	BBB+		800,000	823,693
Maricopa Co IDA–Banner Health	3.03% (MUNIPSA * 1 +.57%	)#	1/1/2035	AA-		4,575,000	4,550,299
MD Hlth & HI ED–Univ of MD Med	5.00%	#(b)	7/1/2045	A		6,250,000	6,439,156
MI Fin Auth–Trinity Health	5.00%		12/1/2026	AA-		2,250,000	2,380,049
Miami-Dade Co Pub Facs–Jackson Health	5.00%		6/1/2026	Aa3		4,165,000	4,323,671
MO Hlth Ed–BJC Hlth	4.00%	#(b)	5/1/2051	AA		12,000,000	12,121,747
Monroeville Fin Auth–Univ Pitt Med Ctr	3.00%		2/15/2023	A		2,510,000	2,510,006
Monroeville Fin Auth–Univ Pitt Med Ctr	5.00%		2/15/2024	A		1,015,000	1,035,801
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2026	A		1,150,000	1,200,511
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2027	A		1,500,000	1,572,760
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2028	A		1,850,000	1,943,009
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2029	A		1,000,000	1,052,093
NC Med Care–Caromont Hlth	5.00%	#(b)	2/1/2051	AA-		6,190,000	6,439,399
NC Med Care–Southminster	5.00%		10/1/2023	NR		750,000	751,720
NC Med Care–Wake Forest Baptist	2.20%	#(b)	12/1/2048	AA-		22,500,000	22,459,574
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2026	AA-		3,900,000	4,105,153
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BBB-		3,185,000	3,193,754
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2026	A		1,800,000	1,870,963
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2027	A		1,250,000	1,308,301
Northampton Co–St. Lukes Univ Hlth	2.835% (1 Mo. LIBOR *.70 + 1.04%	)#	8/15/2048	A-		8,000,000	8,009,985
NY Dorm–Montefiore	5.00%		8/1/2024	BBB-		1,500,000	1,519,978
NY Dorm–Montefiore	5.00%		9/1/2027	BBB-		1,400,000	1,411,223
NY Dorm–Montefiore	5.00%		9/1/2028	BBB-		1,500,000	1,504,921
NY Dorm–Montefiore	5.00%		9/1/2029	BBB-		1,750,000	1,741,338
NY Dorm–Montefiore	5.00%		9/1/2030	BBB-		1,000,000	985,635
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2029	AA		2,000,000	2,151,824
OH Hosp Rev–University Hospitals	4.00%		1/15/2028	A		500,000	505,011
OH Hosp Rev–University Hospitals	5.00%		1/15/2026	A		500,000	519,901
OH Hosp Rev–University Hospitals	5.00%		1/15/2027	A		250,000	260,780

See Notes to Financial Statements.	35

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
OK DFA–OU Med	5.00%		8/15/2025	Ba2		$550,000	$539,334
OK DFA–OU Med	5.00%		8/15/2026	Ba2		800,000	778,641
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2027	AA		1,400,000	1,422,668
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2028	AA		1,000,000	1,016,072
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2029	AA		1,000,000	1,015,871
PA HI Ed–UPenn Hlth Sys	5.00%		8/15/2027	AA		1,250,000	1,332,962
PA HI Ed–UPenn Hlth Sys	5.00%		8/15/2028	AA		1,565,000	1,687,209
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2027	BBB		5,000,000	5,167,571
SE Port Auth–Memorial Hlth	5.00%		12/1/2022	B+	(d)	805,000	807,400
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2023	AA-		1,350,000	1,367,486
Southcentral PA Auth–Wellspan Hlth	3.06% (MUNIPSA * 1 +.60%	)#	6/1/2049	Aa3		9,000,000	8,964,892
Tulsa IDA–Montereau	5.00%		11/15/2026	BBB-	(d)	500,000	509,082
WA Hlth Facs–CommonSpirit	3.86% (MUNIPSA * 1 + 1.40%	)#	1/1/2035	A-		2,000,000	2,010,395
WI Hlth & Ed–Advocate Aurora Hlth	5.00%	#(b)	8/15/2054	AA		5,805,000	6,046,400
WI Hlth & Ed–Marshfield Hlth	5.00%	#(b)	2/15/2052	A-		9,000,000	9,227,756
Total							309,253,113

Housing 5.46%
CA HFA–MFH	4.00%		3/20/2033	BBB+		955,638	909,522
CT HFA	4.00%		5/15/2049	AAA		3,975,000	3,903,707
FL State Hsg Fin Auth (GNMA)	3.00%		1/1/2052	Aaa		2,655,000	2,529,541
FL State Hsg Fin Auth (GNMA)	3.00%		7/1/2052	Aaa		3,510,000	3,320,617
IA Fin Auth Mtg Rev (GNMA)	3.00%		1/1/2047	AAA		4,260,000	4,040,361
IL HDA (GNMA)	3.00%		4/1/2051	Aaa		9,090,000	8,636,138
MD State Hsg CDA	3.50%		3/1/2050	Aa1		6,820,000	6,627,025
MD State Hsg CDA	4.00%		9/1/2049	Aa1		2,645,000	2,608,548
MI State Hsg Dev Auth	4.25%		12/1/2049	AA+		4,195,000	4,166,503
MN HFA	5.00%		7/1/2053	AA+		7,285,000	7,428,108
MN HFA (GNMA)	4.25%		7/1/2049	AA+		3,130,000	3,106,925
MO State Hsg Dev Cmmn (GNMA)	3.25%		11/1/2052	AA+		1,960,000	1,864,968
MO State Hsg Dev Cmmn (GNMA)	4.25%		5/1/2047	AA+		3,385,000	3,361,816
NC State Hsg Fin Agy (GNMA)	4.00%		1/1/2050	AA+		3,220,000	3,180,349
ND State Hsg Fin Agy	3.00%		7/1/2052	Aa1		4,940,000	4,619,252
ND State Hsg Fin Agy	4.00%		1/1/2050	Aa1		3,985,000	3,912,495
NM Mortgage Fin Auth (GNMA)	3.00%		7/1/2052	Aaa		7,400,000	6,971,107
NYC HDC (FHA)	0.70%	#(b)	5/1/2060	AA+		2,000,000	1,863,119

36	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Housing (continued)
NYS HFA L-2 (SONYMA)	0.75%		11/1/2025	Aa2	$12,350,000	$11,174,349
NYS HFA M-2 (SONYMA)	0.75%		11/1/2025	Aa2	5,000,000	4,557,915
NYS Mtg	3.50%		4/1/2049	Aa1	1,170,000	1,148,758
OH State Fin Agy	4.50%		3/1/2050	Aaa	3,675,000	3,672,839
Phoenix IDA–ASU Std Hsg	5.00%		7/1/2023	Baa3	100,000	100,579
SC State Hsg Fin Auth	4.00%		1/1/2050	Aaa	3,535,000	3,476,231
WI Hsg & EDA	0.50%	#(b)	11/1/2050	AA	2,250,000	2,056,595
WI Hsg & EDA	0.61%	#(b)	11/1/2042	AA	2,890,000	2,737,978
WI Hsg & EDA	0.81%	#(b)	11/1/2052	AA	8,250,000	7,589,952
WI St Hsg & Eco	3.00%		3/1/2052	AA	3,725,000	3,516,317
Total						113,081,614

Lease Obligations 3.10%
CA Pub Wks–Lease Rev	5.00%		10/1/2026	Aa3	1,500,000	1,601,520
CA Pub Wks–Lease Rev	5.00%		10/1/2027	Aa3	3,300,000	3,566,520
Nassau Health Care Corp GTD	5.00%		8/1/2024	AA-	4,000,000	4,113,525
Nassau Health Care Corp GTD	5.00%		8/1/2025	AA-	7,000,000	7,281,562
NJ EDA–Sch Facs	5.00%		11/1/2022	A3	3,275,000	3,279,203
NJ EDA–Sch Facs	5.00%		3/1/2023	A3	3,565,000	3,588,200
NJ EDA–Sch Facs	5.00%		3/1/2025	A3	5,205,000	5,225,881
NJ EDA–Sch Facs	5.00%		6/15/2025	A3	1,250,000	1,281,961
NJ EDA–Sch Facs	5.00%		6/15/2026	A3	4,000,000	4,135,152
NJ EDA–Sch Facs	5.00%		6/15/2027	A3	410,000	425,050
NJ EDA–Sch Facs	5.00%		6/15/2028	A3	400,000	417,230
NJ EDA–Sch Facs	5.00%		6/15/2029	A3	500,000	523,918
NJ Trans Trust Fund	5.00%		12/15/2023	A3	1,250,000	1,272,025
NJ Trans Trust Fund	5.00%		12/15/2024	A3	7,000,000	7,166,233
NJ Trans Trust Fund	5.00%		12/15/2025	A3	12,500,000	12,872,019
NYC Eductnl Const	5.00%		4/1/2025	AA-	3,510,000	3,647,783
NYC Eductnl Const	5.00%		4/1/2026	AA-	2,690,000	2,830,365
PA COPS	5.00%		7/1/2023	A	500,000	506,193
PA COPS	5.00%		7/1/2025	A	500,000	521,159
Total						64,255,499

Other Revenue 4.33%
Black Belt Energy Gas Dist–Morgan Stanley	4.00%	#(b)	12/1/2049	A1	12,325,000	12,213,370
CA Infra & Econ Dev–Academy of Sciences	2.81% (MUNIPSA * 1 +.35%	)#	8/1/2047	A2	6,000,000	5,936,292

See Notes to Financial Statements.	37

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue (continued)
CA Infra & Econ Dev–Getty Trust	3.00%	#(b)	10/1/2047	AAA	$5,000,000	$4,940,443
CA Infra & Econ Dev–LA Co Museum of Art	3.16% (MUNIPSA * 1 +.70%	)#	12/1/2050	A3	6,500,000	6,372,707
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2026	NR	1,605,000	1,623,158
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2028	NR	1,920,000	1,933,556
Delhi N Y Cent Sch Dist GO Bd Antic Nts 2022	3.75%		6/29/2023	NR	10,025,000	10,029,956
IL Fin Auth–Field Museum	3.272% (SOFR *.70 + 1.20%	)#	11/1/2034	A	4,500,000	4,451,749
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	22,250,000	21,959,266
Main St Nat Gas–Macquarie	5.00%		5/15/2025	A3	4,850,000	4,923,648
Patriots Energy Group Fing Agy	4.00%	#(b)	10/1/2048	Aa1	8,000,000	8,018,140
Pima Co IDA–Edkey Chtr Sch†	3.50%		7/1/2025	NR	1,220,000	1,181,485
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	5.00%	#(b)	5/15/2051	AA+	5,700,000	5,961,160
Total						89,544,930

Special Tax 1.26%
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2023	Ba3	130,000	130,549
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2028	NR	3,575,000	3,541,359
Atlanta Urban Dev Agency–Atlanta Beltline†	2.375%		7/1/2026	NR	275,000	256,784
CT Spl Tax–Trans Infra	5.00%		10/1/2022	AA-	3,400,000	3,400,000
CT Spl Tax–Trans Infra	5.00%		1/1/2026	AA-	5,000,000	5,256,223
CT Spl Tax–Trans Infra	5.00%		5/1/2026	AA-	2,250,000	2,376,088
CT Spl Tax–Trans Infra	5.00%		5/1/2027	AA-	3,000,000	3,205,768
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2027	AA	1,000,000	1,044,373
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2028	AA	650,000	683,958
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2029	AA	850,000	900,440
NYC IDA–Yankee Stadium (FGIC)	9.405% (CPI YoY * 1 + 0.88%	)#	3/1/2026	Baa1	2,000,000	2,014,667
Peninsula Town Center†	4.00%		9/1/2023	NR	70,000	69,012
Village CDD #12†	3.25%		5/1/2023	NR	165,000	164,424
Village CDD #13†	1.875%		5/1/2025	NR	1,765,000	1,637,677
Village CDD #13	2.625%		5/1/2024	NR	130,000	126,029
Village CDD #13†	2.625%		5/1/2030	NR	1,490,000	1,267,087
Total						26,074,438

38	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tax Revenue 10.32%
Anaheim PFA Lease Rev (AGM)	5.00%	9/1/2026	AA		$7,500,000	$7,885,094
Burnt Hills-Ballston Lake Central School District	3.25%	6/22/2023	NR		10,000,000	9,995,502
Carthage Central School District	3.00%	6/27/2023	NR		10,000,000	9,986,487
Chicago Sales Tax	5.00%	1/1/2025	AA-		5,000,000	5,131,772
CT Spl Tax–Trans Infra	5.00%	5/1/2025	AA-		850,000	885,665
CT Spl Tax–Trans Infra	5.00%	5/1/2026	AA-		1,300,000	1,371,952
East Ramapo Central Sch Dist	3.00%	5/31/2023	NR		20,000,000	19,938,702
East Syracuse-Minoa Central School District	3.00%	6/28/2023	NR		20,000,000	19,979,960
Geneva City SD	3.25%	6/23/2023	NR		11,155,000	11,171,267
Gowanda Central School District	3.00%	6/20/2023	NR		10,000,000	9,969,809
Guam–Business Privilege Tax	5.00%	1/1/2029	Ba1		750,000	750,024
Hoosick Falls CSD	3.75%	8/4/2023	NR		10,000,000	10,000,020
Horseheads Central School District	3.00%	6/22/2023	NR		10,000,000	9,956,089
Hudson Cnty NJ Impt Auth	3.00%	8/4/2023	NR		6,250,000	6,229,130
IL State Sales Tax	5.00%	6/15/2024	A-		7,260,000	7,415,129
Jefferson Co–Sch Warrant	5.00%	9/15/2023	AA		2,000,000	2,033,677
Johnson City Central School District	3.25%	6/27/2023	NR		10,000,000	9,992,206
MD Dept Trans	4.00%	9/1/2026	AAA		4,750,000	4,890,289
Miami Dade Co Spl Oblig	5.00%	4/1/2025	AA		6,505,000	6,779,343
Middle Country CSD	3.50%	6/28/2023	NR		15,000,000	15,030,363
Monticello Central School District	3.25%	6/28/2023	NR		15,000,000	14,992,497
Newark Mass Transit–Access Tax	2.00%	12/8/2022	NR		6,000,000	5,983,649
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2024	NR		5,000	5,173
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2024	Aa3		2,245,000	2,324,303
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2025	Aa3		1,650,000	1,727,673
Onondaga CSD	3.75%	6/30/2023	NR		14,500,000	14,504,992
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2		70,000	67,360
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2		300,000	263,333
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2023	A	(d)	925,000	927,088
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2025	A	(d)	1,300,000	1,328,080
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2027	A	(d)	1,000,000	1,034,476
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2028	A	(d)	1,100,000	1,145,811
Total						213,696,915

See Notes to Financial Statements.	39

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tobacco 0.99%
Buckeye Ohio Tob Settlement Fing Auth Sr Asset Backed Ref Bds 2020a-2 Cl 1	5.00%		6/1/2029	A	$11,210,000	$11,774,919
Los Angeles Co Tobacco	5.00%		6/1/2024	A	600,000	614,155
Los Angeles Co Tobacco	5.00%		6/1/2025	A	650,000	670,626
Los Angeles Co Tobacco	5.00%		6/1/2026	A	1,125,000	1,163,603
PA Tob Settlement	5.00%		6/1/2023	A1	1,125,000	1,134,419
PA Tob Settlement	5.00%		6/1/2024	A1	5,000,000	5,099,727
Tobacco Settlement Fin Corp NJ	3.20%		6/1/2027	BBB+	20,000	19,873
Total						20,477,322

Transportation 8.58%
Bay Area Toll Auth	3.71% (MUNIPSA * 1 + 1.25%	)#	4/1/2036	AA	2,375,000	2,397,077
Central Tex Regl Mobility Auth	5.00%		1/1/2025	BBB+	2,500,000	2,543,598
Central TX Mobility Auth	5.00%		1/1/2027	BBB+	2,000,000	2,059,232
Chesapeake Bay Bridge Dist	5.00%		11/1/2023	BBB	9,000,000	9,096,701
Chicago O’Hare Arpt	5.00%		1/1/2029	A+	2,500,000	2,502,536
Chicago O’Hare Arpt	5.00%		1/1/2031	A+	4,750,000	4,753,993
Chicago Trans Auth	5.00%		6/1/2025	A	2,000,000	2,069,377
Denver RTD–Eagle P3	3.00%		1/15/2026	Baa1	900,000	861,368
Denver RTD–Eagle P3	5.00%		7/15/2027	Baa1	1,000,000	1,023,733
DFW Arpt	5.00%		11/1/2026	A+	1,750,000	1,856,201
DFW Arpt	5.00%		11/1/2027	A+	1,415,000	1,516,567
E470 Pub Hwy Auth	2.333% (SOFR *.67 + 0.35%	)#	9/1/2039	A	3,375,000	3,341,338
Grand Parkway Trans–BANs	5.00%		2/1/2023	BBB+	10,030,000	10,077,450
Hampton Rds Trans	5.00%		7/1/2026	Aa2	15,120,000	15,975,187
IL State GO	5.00%		11/1/2025	BBB+	3,000,000	3,051,582
IL Toll Hwy Auth	5.00%		1/1/2024	AA-	7,215,000	7,366,941
LA Offshore Term Auth–LOOP	1.65%	#(b)	9/1/2027	A3	3,500,000	3,417,426
MTA NY	5.00%		11/15/2030	A3	11,075,000	11,094,966
MTA NY	5.00%		11/15/2033	A3	5,400,000	5,399,750
MTA NY	5.00%	#(b)	11/15/2045	A3	6,500,000	6,716,982
NC Tpk Auth–Triangle Exprs	5.00%		2/1/2024	BBB	20,180,000	20,571,740
NC Tpk Auth–Triangle Exprs (AGM)	5.00%		1/1/2028	AA	1,500,000	1,578,380
New York Transn Dev Corp Spl Fac Rev Bds Terminal 4 John F Kennedy Intl 2020c	5.00%		12/1/2025	Baa1	400,000	411,659
NJ Tpk Auth	2.545% (1 Mo. LIBOR *.70 +.75%	)#	1/1/2030	AA-	2,500,000	2,500,467

40	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
NJ Tpk Auth	5.00%		1/1/2027	AA-	$3,200,000	$3,389,526
NJ Tpk Auth	5.00%		1/1/2028	AA-	8,000,000	8,360,159
NJ Trans Trust Fund	5.00%		6/15/2023	A+	7,210,000	7,278,951
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2024	Baa1	1,000,000	1,025,241
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2026	Baa1	1,795,000	1,847,559
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2028	Baa1	1,390,000	1,443,823
PA Tpk Commn	5.00%		12/1/2025	A1	150,000	157,369
PA Tpk Commn	5.00%		12/1/2025	A	750,000	783,637
PA Tpk Commn	5.00%		12/1/2026	A1	400,000	424,871
Pennsylvania St Tpk Commn Tpk Rev Sub Bds 2021 B	5.00%		12/1/2026	A	750,000	790,972
Triborough Brdg & Tunl Auth	2.377% (SOFR *.67 + 0.38%	)#	1/1/2032	AA-	6,609,083	6,556,535
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	5.00%		8/15/2024	NR	20,000,000	20,674,268
TX Surface Trans Corp–I-635	4.00%		12/31/2030	Baa2	3,000,000	2,836,978
Total						177,754,140

Utilities 19.95%
Appling Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2038	BBB+	1,250,000	1,154,277
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	7/1/2052	Aa1	3,000,000	2,972,997
Burke Co Dev–GA Power	2.875%	#(b)	12/1/2049	BBB+	5,650,000	5,486,078
Central Plains–Goldman Sachs	4.163% (SOFR *.67 + 2.18%	)#	5/1/2053	A2	20,000,000	19,387,836
Central Plains–Goldman Sachs	5.00%		9/1/2027	BBB+	1,305,000	1,334,340
Chicago Water	5.00%		11/1/2022	A	5,680,000	5,687,290
Chicago Water	5.00%		11/1/2022	A	1,000,000	1,001,283
Chicago Water (AGM)	5.00%		11/1/2028	AA	2,500,000	2,666,191
Cleveland Public Pwr (AGM)	5.00%		11/15/2026	AA	1,190,000	1,262,820
Cleveland Public Pwr (AGM)	5.00%		11/15/2027	AA	2,280,000	2,444,732
Cleveland Public Pwr (AGM)	5.00%		11/15/2029	AA	1,000,000	1,091,564
DE EDA–Delmarva Pwr & Light	1.05%	#(b)	1/1/2031	A	6,315,000	5,862,245
DE EDA–NRG Energy	1.25%	#(b)	10/1/2040	BBB-	10,000,000	8,943,264
DE EDA–NRG Energy	1.25%	#(b)	10/1/2045	BBB-	11,000,000	9,837,590
Escambia Co PCR–Gulf Power	2.60%		6/1/2023	A1	3,000,000	2,979,482
IN Fin Auth–Indy Power & Light	0.65%		8/1/2025	A2	4,500,000	3,994,416
Jersey City Sewer Proj	3.75%		5/5/2023	NR	15,000,000	14,976,174
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1	1,700,000	1,626,174

See Notes to Financial Statements.	41

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Utilities (continued)
KY Public Energy Auth–BP	4.00%	#(b)	1/1/2049	A2	$1,775,000	$1,768,957
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	4/1/2048	A1	3,110,000	3,103,775
LA Env Facs–E Baton Rouge Swr	0.875%	#(b)	2/1/2046	A+	15,000,000	13,761,123
Lansing MI Board of Water & Light	2.00%	#(b)	7/1/2051	AA-	10,000,000	8,993,753	(c)
Long Island Power Auth	0.85%	#(b)	9/1/2050	A	10,500,000	9,362,260
Long Island Power Auth	1.50%	#(b)	9/1/2051	A	19,000,000	16,946,364
Long Island Power Auth	1.65%	#(b)	9/1/2049	A	4,000,000	3,823,699
Long Island Power Auth	2.545% (1 Mo. LIBOR *.70 + 0.75%	)#	5/1/2033	A	10,000,000	10,000,061
Long Island Power Auth	2.91% (MUNIPSA * 1 +.45%	)#	9/1/2038	A	20,000,000	19,965,070
Long Island Power Auth	5.00%		9/1/2026	A	500,000	532,244
Long Island Power Auth	5.00%		9/1/2027	A	500,000	539,067
Long Island Power Auth	5.00%	#(b)	9/1/2052	A	20,000,000	21,301,918
Louisa VA IDA–VA Elec & Pwr	0.75%	#(b)	11/1/2035	A2	6,000,000	5,490,457
Louisa VA IDA–VA Elec & Pwr	1.90%	#(b)	11/1/2035	A2	5,000,000	4,942,751
Main St Nat Gas-Citadel†	4.00%	#(b)	8/1/2052	BBB-	20,000,000	18,826,872
Mason Cnty Poll Ctrl–Appalachian Power	2.75%		10/1/2022	A-	27,500,000	27,500,000
Monroe Dev Auth–Oglethorpe Power	1.50%	#(b)	1/1/2039	BBB+	1,875,000	1,731,415
NC Wst Rev–Republic Services	2.75%	#(b)	7/1/2034	BBB+	13,500,000	13,490,707
NE Public Power	0.60%	#(b)	1/1/2051	A+	15,000,000	14,670,385
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2	5,000,000	4,991,572
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA	10,000,000	7,992,188
Philadelphia Gas Works	5.00%		8/1/2023	A	850,000	861,102
Philadelphia Gas Works	5.00%		8/1/2024	A	800,000	822,133
PIttsburgh Water & Swr Auth (AGM)	3.11% (MUNIPSA * 1 +.65%	)#	9/1/2040	AA	17,500,000	17,505,738
PR Elec Pwr Auth(e)	5.25%		7/1/2018	NR	2,000,000	1,480,000
Rockport IN Poll Ctl–IN MI Pwr	3.05%		6/1/2025	A-	3,500,000	3,443,870
San Antonio Elec & Gas	2.75%	#(b)	2/1/2048	Aa3	8,000,000	7,995,656
San Antonio Elec & Gas	5.00%		2/1/2024	Aa2	1,250,000	1,279,983
San Antonio Water	2.625%	#(b)	5/1/2049	AA+	11,415,000	11,317,850
SE AL Gas Dist–Goldman Sachs	3.773% (SOFR *.67 + 1.79%	)#	5/1/2053	A2	18,000,000	17,278,443
Texas Municipal Power Agency (AGM)	3.00%		9/1/2025	AA	750,000	735,857
Texas Municipal Power Agency (AGM)	3.00%		9/1/2026	AA	1,100,000	1,067,626
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2023	A3	3,000,000	3,024,055

42	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

Investments		Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Utilities (continued)
TX Muni Gas Acq & Supply–Macquarie		5.00%		12/15/2024	A3	$2,785,000	$2,821,807
TX Muni Gas Acq & Supply–Macquarie		5.00%		12/15/2025	A3	4,000,000	4,072,132
TX Muni Gas Acq & Supply–Macquarie		5.00%		12/15/2026	A3	5,000,000	5,110,842
TX Muni Gas Acq & Supply–Macquarie		5.00%		12/15/2027	A3	5,875,000	6,026,654
Wise Co IDA–VA Elec & Pwr		0.75%	#(b)	10/1/2040	A2	12,000,000	10,980,913
WV EDA–Appalachian Pwr		0.625%	#(b)	12/1/2038	A-	8,500,000	7,416,538
WV EDA–Appalachian Pwr		2.55%	#(b)	3/1/2040	A-	2,200,000	2,129,253
York Co IDA–VA Elec & Pwr		1.90%	#(b)	5/1/2033	A2	5,500,000	5,437,026
Total							413,250,869
Total Municipal Bonds (cost $1,961,637,302)							1,872,255,538

	Interest Rate#	Interest Rate Reset Date(f)		Final Maturity Date
SHORT-TERM INVESTMENTS 7.35%

VARIABLE RATE DEMAND NOTES 7.35%

Corporate-Backed 2.12%
Mobile IDB–AL Power	2.900%	10/3/2022		12/1/2037	A1	42,965,000	42,965,000
MS Business Fin Corp–PSL	3.750%	10/6/2022		11/1/2032	BBB-	1,000,000	1,000,000
Total							43,965,000

General Obligation 2.10%
NYC GO ARS	2.750%	10/3/2022		4/1/2042	AA	10,000,000	10,000,000
NYC GO ARS	2.850%	10/3/2022		4/1/2042	AA	13,000,000	13,000,000
NYC GO ARS	2.900%	10/3/2022		10/1/2046	AA	20,600,000	20,600,000
Total							43,600,000

Health Care 3.03%
AL Hlth Care Auth–Baptist Health	2.980%	10/6/2022		11/1/2042	A3	17,055,000	17,055,000
AR DFA–Baptist Mem Hlth	2.980%	10/6/2022		9/1/2044	BBB+	26,906,000	26,906,000
Lee Memorial Hlth System	2.860%	10/6/2022		4/1/2049	A+	18,780,000	18,780,000
Total							62,741,000

Utilities 0.10%
Appling Co Dev–GA Power	2.960%	10/3/2022		9/1/2041	BBB+	2,000,000	2,000,000
Total Short-Term Investments (cost $152,306,000)							152,306,000
Total Investments in Securities 97.75% (cost $2,113,943,302)							2,024,561,538
Other Assets and Liabilities – Net 2.25%							46,610,337
Net Assets 100.00%							$2,071,171,875

See Notes to Financial Statements.	43

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2022

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
COPS	Certificates of Participation.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
FGIC	Insured by–Financial Guaranty Insurance Company.
FHA	Insured by–Federal Housing Administration.
GNMA	Insured by–Government National Mortgage Association.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Overnight Financing Rate.
SONYMA	Insured by State of New York Mortgage Agency.
YoY	Year on Year Inflation Rates.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $34,333,310, which represents 1.66% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	This investment has been rated by Fitch IBCA.
(e)	Defaulted (non-income producing security).
(f)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Education	$–	$32,444,520	$19,131,027	$51,575,547
Utilities	–	404,257,116	8,993,753	413,250,869
Remaining Industries	–	1,407,429,122	–	1,407,429,122
Short-Term Investments
Variable Rate Demand Notes	–	152,306,000	–	152,306,000
Total	$–	$1,996,436,758	$28,124,780	$2,024,561,538

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

44	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION TAX FREE FUND September 30, 2022

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of October 1, 2021	$–
Accrued Discounts (Premiums)	(141,078)
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	(1,633,883)
Purchases	19,350,000
Sales	–
Transfers into Level 3(a)	10,549,741
Transfers out of Level 3	–
Balance as of September 30, 2022	$28,124,780
Change in unrealized appreciation/ depreciation for the year ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$(1,633,883)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	45

Schedule of Investments

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
LONG-TERM INVESTMENTS 96.80%

MUNICIPAL BONDS 96.80%

Corporate-Backed 9.36%
Allegheny Co IDA–US Steel	4.875%		11/1/2024	BB-		$4,300,000	$4,303,618
AZ IDA	3.625%		5/20/2033	BBB		14,233,223	13,015,812
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	10/1/2052	A2		32,280,000	31,453,138
Build NYC Res Corp–Pratt Paper AMT†	4.50%		1/1/2025	NR		2,560,000	2,579,842
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		550,000	553,316
Burke Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2040	BBB+		3,750,000	3,462,830
CA Muni Fin–Waste Mgmt AMT	2.40%	#(b)	10/1/2044	A-		9,850,000	8,752,191
CA Poll Ctl–Waste Mgmt AMT	3.00%		11/1/2025	A-		9,850,000	9,545,284
Downtown Doral CDD†	4.25%		12/15/2028	NR		250,000	244,866
Downtown Doral CDD†	4.75%		12/15/2038	NR		625,000	598,698
FL DFC–Waste Pro AMT†	5.00%		5/1/2029	NR		2,640,000	2,510,548
Gloucester Co Poll Ctl–Logan AMT	5.00%		12/1/2024	NR		885,000	894,968
Granite City IL–Waste Mgmt AMT	1.25%		5/1/2027	A-		5,485,000	4,759,382
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2026	NR		2,980,000	2,987,832
Henderson Facs–Pratt Paper AMT†	3.70%		1/1/2032	NR		4,000,000	3,725,512
Henderson Facs–Pratt Paper AMT†	4.45%		1/1/2042	NR		1,500,000	1,360,719
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	BB-		8,525,000	9,360,847
Houston Arpt–United Airlines AMT	4.00%		7/1/2041	B-	(c)	2,450,000	1,926,171
Houston Arpt–United Airlines AMT	4.00%		7/15/2041	B-	(c)	5,700,000	4,479,908
Houston Arpt–United Airlines AMT	5.00%		7/1/2029	Ba3		2,295,000	2,254,933
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+		1,250,000	1,119,514
IA Fin Auth–Iowa Fertilizer Co	4.00%	#(b)	12/1/2050	BBB-		6,210,000	5,645,648
IN Fin Auth–OVEC	2.50%		11/1/2030	Baa3		1,000,000	847,294
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3		3,000,000	2,652,405
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3		9,850,000	8,702,636
IN Fin Auth–US Steel	4.125%		12/1/2026	BB-		1,625,000	1,573,894
IN Fin Auth–US Steel AMT	6.75%		5/1/2039	BB-		1,500,000	1,668,363
Indianapolis Local Pub Impt–IND Arpt AMT	5.00%		1/1/2026	A1		9,425,000	9,612,848
Indianapolis Local Pub Impt–IND Arpt AMT	5.00%		1/1/2027	A1		8,300,000	8,449,992
LA Env Facs–Westlake Chem	3.50%		11/1/2032	BBB		14,525,000	13,314,057
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-		6,850,000	6,681,866
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-		6,000,000	5,567,504
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-		12,480,000	11,657,453
Liberty Dev Corp–Goldman Sachs	5.25%		10/1/2035	A2		10,215,000	10,601,144

46	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
MA DFA–Waste Mgmt AMT†	1.25%		5/1/2027	A-	$3,250,000	$2,820,053
Maricopa Co IDA–Commercial Metals AMT†	4.00%		10/15/2047	BB+	2,000,000	1,538,556
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-	6,800,000	5,851,929
Matagorda Co Nav Dist–AEP TX Central	4.00%		6/1/2030	A-	8,000,000	7,662,566
Matagorda Co Nav Dist–AEP TX Central (AMBAC)	4.40%		5/1/2030	A-	3,500,000	3,445,404
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR	2,570,000	1,542,000
MI Strategic Fd–Waste Mgmt	0.58%	#(b)	8/1/2027	A-	3,000,000	2,803,098
MI Strategic Fund–GPK AMT	4.00%	#(b)	10/1/2061	BB	4,640,000	4,470,699
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-	10,000,000	9,866,192
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-	10,500,000	10,284,501
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B	980,000	747,490
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B	1,970,000	1,529,707
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B	4,225,000	4,017,527
NH National Fin Auth–Hsg Sec	4.125%		1/20/2034	BBB	4,809,507	4,459,603
NH National Fin Auth–NY Electric & Gas AMT	4.00%		12/1/2028	A-	2,500,000	2,462,730
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1	4,650,000	4,535,405
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1	5,500,000	4,808,225
NJ EDA–Continental Airlines	5.25%		9/15/2029	Ba3	11,320,000	11,215,892
NJ EDA–Continental Airlines	5.50%		6/1/2033	Ba3	1,500,000	1,472,627
NJ EDA–Sch Facs	5.00%		6/15/2030	A3	2,000,000	2,146,710
NJ EDA–Sch Facs	5.00%		6/15/2033	A3	2,000,000	2,029,859
NY Energy RDA–NYSEGC	3.50%		10/1/2029	A-	8,200,000	7,804,562
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B	1,900,000	1,776,174
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B	2,000,000	1,679,788
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR	1,875,000	1,828,725
NY Liberty Dev Corp–3 WTC†	7.25%		11/15/2044	NR	1,920,000	1,935,420
NY Liberty Dev Corp–4 WTC	2.50%		11/15/2036	A+	2,500,000	1,801,975
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-	2,455,000	2,455,036
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-	1,990,000	1,991,221
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-	1,850,000	1,815,382
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+	3,500,000	3,510,510
OH Air Dev Auth–AEP	1.90%	#(b)	5/1/2026	BBB+	3,285,000	3,121,855
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+	4,500,000	3,924,613
OH Air Dev Auth–AEP AMT	2.50%	#(b)	11/1/2042	BBB+	5,800,000	5,051,465
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+	19,250,000	16,879,282

See Notes to Financial Statements.	47

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Baa3	$1,500,000	$1,375,827
OH Air Quality–Pratt Paper AMT†	3.75%		1/15/2028	NR	1,290,000	1,286,439
OH Air Quality–Pratt Paper AMT†	4.25%		1/15/2038	NR	4,955,000	4,507,119
PA Econ Dev–Waste Mgmt AMT	0.58%	#(b)	8/1/2037	A-	5,500,000	5,139,012
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	B-	2,375,000	2,708,208
PA EDA–Covanta AMT†	3.25%		8/1/2039	B	1,035,000	755,600
PA EDA–Procter & Gamble	5.375%		3/1/2031	AA-	1,365,000	1,492,013
Parish of St James–Nustar Logistics†	6.10%	#(b)	6/1/2038	BB-	2,860,000	3,048,547
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-	4,500,000	4,796,665
Phenix City–Meadwestvaco AMT	4.125%		5/15/2035	BBB	1,500,000	1,451,861
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.75%		1/1/2036	NR	3,125,000	2,233,596
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.875%		1/1/2041	NR	2,420,000	1,586,117
Rockdale Co Dev Auth–Pratt Paper AMT†	4.00%		1/1/2038	NR	5,205,000	4,603,749
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	NR	2,990,000	3,023,453
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB	1,000,000	963,185
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	1,000,000	1,026,592
Sumter Co IDA–Enviva Inc AMT	6.00%	#(b)	7/15/2052	B+	15,000,000	13,799,079
Tuscaloosa IDA–Hunt Refining†	5.25%		5/1/2044	NR	3,950,000	3,336,878
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B	440,000	403,094
Valparaiso Facs–Pratt Paper AMT	5.875%		1/1/2024	NR	325,000	330,009
Valparaiso Facs–Pratt Paper AMT	6.75%		1/1/2034	NR	5,000,000	5,127,831
VT EDA–Casella Waste AMT†	5.00%	#(b)	6/1/2052	B	5,500,000	5,357,132
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB	7,500,000	7,433,200
West Pace Coop Dist(d)	9.125%		5/1/2039	NR	4,900,000	3,724,000	(e)
Whiting Env Facs–BP AMT	5.00%	#(b)	11/1/2045	A2	6,855,000	6,860,267
WI PFA–American Dream†	5.00%		12/1/2027	NR	5,820,000	5,097,576
WI PFA–American Dream†	6.75%		12/1/2042	NR	5,000,000	4,212,572
WI PFA–Celanese AMT	5.00%		12/1/2025	BBB	6,500,000	6,628,820
WI PFA–Sky Harbour AMT	4.00%		7/1/2036	NR	5,000,000	3,928,448
WI PFA–Sky Harbour AMT	4.00%		7/1/2041	NR	2,500,000	1,818,504
WI PFA–TRIPS AMT	5.00%		7/1/2042	BBB+	7,650,000	7,593,137
WI PFA–TRIPS AMT	5.25%		7/1/2028	BBB+	3,750,000	3,764,729
WI PFA- Waste Mgmt AMT	1.10%	#(b)	7/1/2029	A-	8,000,000	7,146,824
Yavapai Co IDA–Waste Mgmt AMT	1.30%		6/1/2027	A-	4,650,000	4,034,404
Total						472,746,301

48	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education 5.82%
Barrington Cmnty Unit Sch Dist No 220	3.00%		12/1/2032	AAA	$6,310,000	$5,693,782
CA Choice Clean Energy–Morgan Stanley	3.697% (SOFR * .67 + 1.70%	)#	5/1/2053	A1	10,000,000	9,949,536	(e)
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	5/1/2053	A1	13,000,000	12,712,654
CA Fin Auth–Biola Univ	5.00%		10/1/2028	Baa1	420,000	425,082
CA Fin Auth–Biola Univ	5.00%		10/1/2030	Baa1	430,000	434,816
CA Sch Fin–Aspire†	5.00%		8/1/2036	NR	125,000	130,989
CA Sch Fin–Aspire†	5.00%		8/1/2036	BBB	1,475,000	1,480,537
CA Sch Fin–Green Dot Charter†	5.00%		8/1/2045	BBB-	1,805,000	1,770,750
CA State Univ Sys	5.00%		11/1/2026	Aa2	2,750,000	2,901,053
California State University	0.55%	#(b)	11/1/2049	Aa2	6,750,000	5,679,077	(e)
Cap Trust Ed–Renaissance Charter†	5.00%		6/15/2039	NR	2,160,000	1,991,774
Chicago Brd Ed	5.00%		12/1/2034	BB	3,000,000	2,992,277
Chicago Brd Ed	5.00%		12/1/2036	BB	9,000,000	8,875,430
Clifton Higher Ed–Intl Ldrshp Sch	5.125%		8/15/2030	NR	3,500,000	3,503,004
Clifton Higher Ed–Intl Ldrshp Sch	5.75%		8/15/2038	NR	1,405,000	1,420,007
CT Hlth & Ed–Quinnipiac Univ	5.00%		7/1/2033	A-	8,230,000	8,464,113
Dutchess Co LDC–Bard College†	5.00%		7/1/2040	BB+	1,150,000	1,074,162
Dutchess Co LDC–Bard College†	5.00%		7/1/2045	BB+	2,000,000	1,820,257
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2027	BB+	2,000,000	2,005,522
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2032	BB+	2,400,000	2,355,803
Fulton Co Dev–GA Tech Athletic Assoc	5.00%		10/1/2022	A2	215,000	215,000
IL Fin Auth–IL Inst of Tech	4.00%		9/1/2035	Baa3	2,600,000	2,273,064
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2030	Baa3	625,000	637,280
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2031	Baa3	600,000	607,567
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2032	Baa3	500,000	503,461
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2033	Baa3	1,000,000	1,001,425
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2034	Baa3	2,620,000	2,594,071
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2036	Baa3	3,225,000	3,172,349
IL Fin Auth–Noble Chtr Sch	5.00%		9/1/2025	BBB	940,000	952,376
IL Fin Auth–Univ Chicago	5.00%		10/1/2030	Aa2	8,000,000	8,209,358
IN Fin Auth–OVEC	4.25%		11/1/2030	Baa3	16,300,000	15,659,170
Lincoln Co–Augustana College	4.00%		8/1/2041	BBB-	500,000	399,908
MA DFA–Emerson Clg	5.00%		1/1/2026	BBB+	5,135,000	5,215,319
MA DFA–Emerson Clg	5.00%		1/1/2027	BBB+	2,700,000	2,740,121
MA DFA–Emerson Clg	5.00%		1/1/2028	BBB+	1,810,000	1,833,306
MA DFA–Emmanuel College	5.00%		10/1/2032	Baa2	5,000,000	5,056,772

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
MA DFA–Northeastern Univ	5.00%		10/1/2035	A1	$2,000,000	$2,154,128
MA DFA–Northeastern Univ	5.00%		10/1/2036	A1	1,500,000	1,612,630
MA DFA–Northeastern Univ	5.00%		10/1/2037	A1	1,340,000	1,425,578
MA DFA–Northeastern Univ	5.00%		10/1/2038	A1	2,250,000	2,373,723
Marietta Dev Auth–Life Univ†	5.00%		11/1/2027	Ba3	2,000,000	2,021,525
Marietta Dev Auth–Life Univ†	5.00%		11/1/2037	Ba3	1,500,000	1,438,588
Miami-Dade Co Edl Facs Auth–University of Miami (AMBAC)	5.25%		4/1/2028	A2	5,000,000	5,320,599
Nova Southeastern Univ	5.00%		4/1/2037	A-	5,000,000	5,108,153
Nova Southeastern Univ	5.00%		4/1/2038	A-	2,500,000	2,543,593
NV Dept of Bus & Ind–Somerset Academy†	4.50%		12/15/2029	BB	585,000	568,495
NV Dept of Bus & Ind–Somerset Academy†	5.00%		12/15/2038	BB	1,000,000	955,214
NY Dorm–Montefiore	4.00%		9/1/2039	BBB-	2,300,000	1,865,099
NY Dorm–Mt Sinai Sch Med	5.00%		7/1/2026	A-	5,000,000	5,162,874
NY Dorm–Mt Sinai Sch Med	5.00%		7/1/2027	A-	10,000,000	10,321,876
NY Dorm–Pace Univ	5.00%		5/1/2023	BBB-	980,000	984,354
NY Dorm–Pace Univ	5.00%		5/1/2026	BBB-	980,000	982,972
NY Dorm–Yeshiva	5.00%		7/15/2031	BBB-	2,705,000	2,758,008
NY Dorm–Yeshiva	5.00%		7/15/2037	BBB-	11,000,000	10,863,090
OH Air Dev Auth–Duke Energy	4.00%	#(b)	9/1/2030	BBB	4,100,000	4,024,602
OH Air Dev Auth–Duke Energy AMT	4.25%	#(b)	11/1/2039	BBB	10,500,000	10,329,560
Orange & Ulster Co BOCES	3.75%		7/21/2023	NR	13,455,000	13,437,023
Penn State Univ	5.00%		9/1/2037	Aa1	2,545,000	2,688,256
Private Clgs & Univs Auth–SCAD	5.00%		4/1/2029	A2	1,500,000	1,540,571
Private Clgs & Univs Auth–SCAD	5.00%		4/1/2031	A2	1,360,000	1,396,785
Troy Cap Res Corp–RPI	5.00%		8/1/2024	A3	1,000,000	1,021,789
Troy Cap Res Corp–RPI	5.00%		8/1/2025	A3	2,630,000	2,705,785
Troy Cap Res Corp–RPI	5.00%		8/1/2026	A3	1,000,000	1,038,742
Troy Cap Res Corp–RPI	5.00%		8/1/2027	A3	1,600,000	1,659,231
Univ of Connecticut	5.00%		11/1/2032	Aa3	3,740,000	4,008,537
Univ of CT	5.00%		4/15/2031	Aa3	8,605,000	9,210,350
Univ of CT	5.00%		4/15/2035	Aa3	5,350,000	5,642,525
Univ of Houston	5.00%		2/15/2029	AA	10,280,000	10,774,848
Univ of Illinois (AGM)	4.00%		4/1/2033	AA	4,905,000	4,860,241
Univ of Illinois (AGM)	4.00%		4/1/2034	AA	5,100,000	4,952,901
Univ of North Carolina–Wilmington	5.00%		6/1/2023	A1	2,435,000	2,464,606
Univ of North Carolina–Wilmington	5.00%		6/1/2024	A1	2,560,000	2,627,676

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
University of CA	4.00%		5/15/2038	AA-	$7,500,000	$7,086,623
University of CA	4.00%		5/15/2040	AA	10,000,000	9,314,050
Wayne State Univ	4.00%		11/15/2034	Aa3	3,900,000	3,822,614
WV EDA–Wheeling Pwr AMT	3.00%	#(b)	6/1/2037	A-	4,200,000	3,851,300
Total						293,670,286

Financial Services 0.17%
Berks Co IDA–Tower Hlth	4.00%		11/1/2031	BB-	2,280,000	1,706,788
Berks Co IDA–Tower Hlth	5.00%		11/1/2030	BB-	1,315,000	1,097,338
MA Ed Fin Auth AMT	3.625%		7/1/2034	AA	1,340,000	1,278,187
NJ Higher Ed Assistance Auth AMT	3.75%		12/1/2030	Aaa	1,485,000	1,448,374
NJ Higher Ed Assistance Auth AMT	4.00%		12/1/2032	Aaa	1,695,000	1,680,207
NJ Higher Ed Assistance Auth AMT	4.00%		12/1/2034	Aaa	1,520,000	1,506,734
Total						8,717,628

General Obligation 16.38%
Barrington SD	4.00%		12/1/2036	AAA	2,650,000	2,579,123
Barrington SD	4.00%		12/1/2038	AAA	6,415,000	6,086,972
Barrington SD	4.00%		12/1/2039	AAA	2,000,000	1,881,094
CA State GO	3.00%		10/1/2033	Aa2	14,150,000	12,804,737
CA State GO	5.00%		10/1/2027	Aa2	10,000,000	10,090,592
CA State GO	5.00%		9/1/2030	Aa2	10,000,000	10,497,703
California St GO	5.00%		9/1/2035	Aa2	14,000,000	15,325,145
Chabot/Las Positas CCD	5.00%		8/1/2023	AA	3,000,000	3,048,271
Chabot-Las Positas CCD	3.00%		8/1/2038	AA	2,500,000	1,951,284
Chicago Brd Ed	4.00%		12/1/2037	BB	14,000,000	12,123,609
Chicago Brd Ed	4.00%		12/1/2038	BB	9,225,000	7,906,954
Chicago Brd Ed	5.00%		12/1/2029	BB	8,000,000	8,117,477
Chicago Brd Ed	5.00%		12/1/2029	BB	3,000,000	3,050,664
Chicago Brd Ed	5.00%		12/1/2030	BB	5,100,000	5,168,825
Chicago Brd Ed	5.00%		12/1/2031	BB	1,500,000	1,514,216
Chicago Brd Ed	5.00%		12/1/2032	BB	4,845,000	4,875,285
Chicago Brd Ed	5.00%		12/1/2033	BB	900,000	903,891
Chicago Brd Ed	5.00%		12/1/2033	BB	3,275,000	3,258,180
Chicago Brd Ed	5.00%		12/1/2034	BB	475,000	475,715
Chicago Brd Ed	5.00%		12/1/2034	BB	3,750,000	3,716,075
Chicago Brd Ed	5.00%		12/1/2035	BB	450,000	449,974
Chicago Brd Ed	5.00%		12/1/2036	BB	1,000,000	986,059

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
Chicago Brd Ed	5.00%	12/1/2039	BB	$2,340,000	$2,285,572
Chicago Brd Ed	5.00%	12/1/2046	BB	7,500,000	7,264,405
Chicago Brd Ed†	6.75%	12/1/2030	BB	5,000,000	5,558,520
Chicago Brd Ed (AGM)	5.00%	12/1/2027	AA	2,860,000	2,964,089
Chicago Brd Ed (AGM)	5.00%	12/1/2029	AA	4,220,000	4,358,578
Chicago Brd Ed (AGM)	5.00%	12/1/2030	AA	2,500,000	2,561,099
Chicago Brd Ed (AGM)	5.00%	12/1/2032	AA	1,250,000	1,272,076
Chicago Brd Ed (AGM)	5.00%	12/1/2035	AA	3,000,000	3,030,179
Chicago GO	4.00%	1/1/2035	BBB+	7,925,000	7,031,397
Chicago GO	4.00%	1/1/2036	BBB+	8,195,000	7,202,451
Chicago GO	5.00%	1/1/2024	BBB+	15,000,000	15,162,816
Chicago GO	5.00%	1/1/2025	BBB+	7,000,000	7,125,761
Chicago GO	5.00%	1/1/2028	BBB+	9,000,000	9,173,083
Chicago GO	5.00%	1/1/2029	BBB+	7,750,000	7,865,577
Chicago GO	5.00%	1/1/2030	BBB+	2,000,000	2,013,131
Chicago GO	5.00%	1/1/2031	BBB+	2,210,000	2,181,054
Chicago GO	5.00%	1/1/2032	BBB+	3,000,000	2,996,894
Chicago GO	5.125%	1/1/2027	BBB+	3,100,000	3,127,762
Chicago GO	5.25%	1/1/2028	BBB+	3,845,000	3,872,246
Chicago GO	5.25%	1/1/2029	BBB+	2,025,000	2,032,511
Chicago GO	5.50%	1/1/2037	BBB+	1,250,000	1,253,799
Chicago GO	5.50%	1/1/2049	BBB+	3,750,000	3,775,225
Chicago GO	5.625%	1/1/2030	BBB+	1,835,000	1,871,882
Chicago GO	5.75%	1/1/2033	BBB+	7,000,000	7,117,610
Chicago GO	6.00%	1/1/2038	BBB+	15,890,000	16,439,835
Chicago Met Water Reclmtn Dist	5.00%	12/1/2027	AA+	4,600,000	4,906,254
Chicago Met Water Reclmtn Dist	5.00%	12/1/2028	AA+	6,715,000	7,124,489
City of Schaumburg	3.00%	12/1/2031	AAA	1,300,000	1,197,847
City of Skokie	3.00%	12/1/2029	Aa2	1,080,000	1,026,737
Clackamas Co Sch Dist–North Clackamas	5.00%	6/15/2025	AA+	1,450,000	1,494,289
Clark Co SD (AGM)	4.00%	6/15/2036	AA	1,250,000	1,240,288
Clark Co SD (AGM)	5.00%	6/15/2033	AA	1,380,000	1,489,453
Cook Co GO	5.00%	11/15/2025	A+	6,000,000	6,012,903
CT State GO	4.00%	1/15/2034	Aa3	7,230,000	7,121,499
CT State GO	4.00%	1/15/2035	Aa3	5,900,000	5,663,382
CT State GO	4.00%	1/15/2036	Aa3	20,000,000	18,795,628
CT State GO	4.00%	4/15/2037	Aa3	1,825,000	1,706,039

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
CT State GO	4.00%	6/15/2037	Aa3	$775,000	$724,467
CT State GO	5.00%	6/15/2032	Aa3	2,000,000	2,144,209
CT State GO	5.00%	6/15/2034	Aa3	1,100,000	1,166,425
CT State GO	5.00%	6/15/2035	Aa3	1,125,000	1,187,845
CT State GO	5.00%	4/15/2036	Aa3	1,150,000	1,221,152
Fresno USD (NPFGC)(FGIC)	5.25%	2/1/2024	A+	3,285,000	3,365,748
Geneva USD	5.00%	1/1/2028	AA+	1,125,000	1,191,496
Geneva USD	5.00%	1/1/2029	AA+	2,200,000	2,327,320
Geneva USD	5.00%	1/1/2030	AA+	1,400,000	1,479,834
HI Harbor System AMT	4.00%	7/1/2035	Aa3	1,325,000	1,245,635
Houston GO	5.00%	3/1/2024	AA	2,000,000	2,048,103
Howard Co GO	3.00%	8/15/2037	AAA	2,255,000	1,875,517
IL State GO	4.00%	10/1/2033	BBB+	10,500,000	9,595,451
IL State GO	4.00%	10/1/2034	BBB+	5,000,000	4,481,051
IL State GO	4.00%	12/1/2034	BBB+	9,500,000	8,483,950
IL State GO	4.00%	10/1/2035	BBB+	5,000,000	4,420,579
IL State GO	4.00%	3/1/2038	BBB+	1,125,000	969,051
IL State GO	4.00%	3/1/2039	BBB+	2,100,000	1,786,679
IL State GO	5.00%	8/1/2023	BBB+	5,350,000	5,403,831
IL State GO	5.00%	11/1/2027	BBB+	5,000,000	5,092,755
IL State GO	5.00%	2/1/2028	BBB+	13,620,000	13,884,944
IL State GO	5.00%	3/1/2028	BBB+	6,500,000	6,654,217
IL State GO(f)	5.00%	10/1/2029	BBB+	10,000,000	10,247,508
IL State GO	5.00%	11/1/2029	BBB+	2,800,000	2,842,644
IL State GO	5.00%	3/1/2032	BBB+	3,450,000	3,510,617
IL State GO	5.00%	10/1/2032	BBB+	6,300,000	6,372,715
IL State GO	5.00%	11/1/2032	BBB+	9,200,000	9,273,796
IL State GO	5.00%	3/1/2033	BBB+	5,000,000	5,047,623
IL State GO	5.00%	10/1/2033	BBB+	5,000,000	5,010,233
IL State GO	5.00%	12/1/2033	BBB+	4,500,000	4,506,255
IL State GO	5.00%	3/1/2034	BBB+	4,000,000	3,999,816
IL State GO	5.00%	5/1/2036	BBB+	7,480,000	7,397,565
IL State GO	5.25%	5/1/2023	BBB+	5,000,000	5,045,460
IL State GO	5.25%	7/1/2030	BBB+	5,430,000	5,459,828
IL State GO	5.25%	2/1/2034	BBB+	3,295,000	3,305,402
IL State GO(f)	5.25%	10/1/2036	BBB+	12,500,000	12,627,311
IL State GO	5.50%	5/1/2030	BBB+	6,395,000	6,754,827

See Notes to Financial Statements.	53

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
IL State GO	5.50%	7/1/2038	BBB+	$5,000,000	$5,011,849
IL State GO	5.50%	5/1/2039	BBB+	11,000,000	11,203,961
LA State GO	5.00%	5/1/2028	Aa2	11,180,000	11,612,641
Lake Co GO	3.50%	11/30/2031	AAA	1,825,000	1,809,696
Lubbock GO	5.00%	2/15/2026	AA+	11,810,000	12,289,115
Luzerne Co GO (AGM)	5.00%	11/15/2022	AA	2,250,000	2,254,644
Luzerne Co GO (AGM)	5.00%	11/15/2023	AA	2,500,000	2,545,261
Luzerne Co GO (AGM)	5.00%	11/15/2024	AA	4,000,000	4,124,533
MI Strategic Fund–I-75 AMT (AGM)	4.25%	12/31/2038	AA	2,500,000	2,214,672
Miami-Dade Co GO	5.00%	7/1/2038	AA	4,830,000	5,113,653
Nassau Co GO (AGM)	4.00%	4/1/2034	AA	3,130,000	3,032,677
Nassau Co GO (AGM)	4.00%	4/1/2035	AA	2,415,000	2,310,827
Nassau Co GO (AGM)	4.00%	4/1/2036	AA	4,030,000	3,826,207
Nassau Co GO (AGM)	4.00%	4/1/2037	AA	4,680,000	4,406,835
Nassau Co GO CR (AGM)	5.00%	1/1/2026	AA	10,000,000	10,521,884
New Orleans GO	4.00%	10/1/2032	A+	2,580,000	2,533,371
New Orleans GO	4.00%	10/1/2033	A+	2,680,000	2,577,863
New York State Dormitory Authority (BAM)	5.00%	10/1/2032	AA	3,500,000	3,796,000
New York State Dormitory Authority (BAM)	5.00%	10/1/2035	AA	5,000,000	5,327,065
Newark BANS	3.75%	2/17/2023	NR	10,223,000	10,222,495
NJ EDA–Sch Facs	5.00%	3/1/2027	NR	6,545,000	6,594,530
NJ State GO	2.00%	6/1/2027	A2	12,635,000	11,377,768
NJ State GO	5.00%	6/1/2029	A2	5,000,000	5,301,389
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2023	AA	2,500,000	2,544,471
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2031	AA	5,370,000	5,820,516
NYC GO	5.00%	8/1/2025	AA	12,000,000	12,178,322
NYC GO	5.00%	8/1/2032	AA	1,750,000	1,872,548
NYC GO	5.00%	10/1/2032	AA	3,500,000	3,765,834
NYC GO	5.00%	8/1/2033	AA	7,030,000	7,446,312
NYC GO	5.00%	10/1/2033	AA	4,500,000	4,808,877
NYC GO	5.00%	9/1/2035	AA	10,000,000	10,767,051
NYC GO	5.00%	4/1/2037	AA	10,000,000	10,363,717
NYC GO	5.00%	12/1/2037	AA	7,500,000	7,710,961
Oyster Bay GO (AGM)	2.00%	3/1/2030	AA	2,125,000	1,792,272
Oyster Bay GO (AGM)	2.00%	3/1/2031	AA	2,040,000	1,669,924
Oyster Bay GO (AGM)	2.00%	3/1/2033	AA	1,415,000	1,098,520
PA State GO	4.00%	3/1/2035	Aa3	12,500,000	12,395,589

54	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
PA State GO	4.00%		3/1/2038	Aa3	$8,020,000	$7,686,963
PA State GO	5.00%		1/15/2028	Aa3	10,000,000	10,587,783
Perris UHSD (AGM)	4.00%		9/1/2037	AA	2,000,000	1,936,573
Perris UHSD (AGM)	4.00%		9/1/2039	AA	5,050,000	4,709,790
Philadelphia GO	5.00%		2/1/2030	A	2,750,000	2,956,321
Philadelphia GO	5.00%		2/1/2031	A	2,500,000	2,675,427
Philadelphia GO	5.00%		2/1/2032	A	1,750,000	1,861,341
Philadelphia GO	5.00%		2/1/2033	A	2,500,000	2,642,315
Philadelphia Sch Dist	5.00%		9/1/2026	A1	500,000	521,777
Philadelphia Sch Dist	5.00%		9/1/2027	A1	600,000	627,740
Philadelphia Sch Dist	5.00%		9/1/2028	A1	500,000	525,674
Philadelphia Sch Dist (AGM)	5.00%		6/1/2030	AA	5,000,000	5,175,327
Philadelphia Sch Dist (AGM)	5.00%		6/1/2031	AA	5,000,000	5,163,734
PR Comwlth GO	Zero Coupon		7/1/2024	NR	1,098,853	1,010,502
PR Comwlth GO	Zero Coupon		7/1/2033	NR	1,727,569	955,215
PR Comwlth GO	Zero Coupon		11/1/2043	NR	6,702,858	3,359,808
PR Comwlth GO	4.00%		7/1/2033	NR	6,342,423	5,591,698
PR Comwlth GO	4.00%		7/1/2035	NR	11,206,659	9,607,404
PR Comwlth GO	4.00%		7/1/2037	NR	3,035,632	2,498,875
PR Comwlth GO	4.00%		7/1/2041	NR	5,000,000	3,916,597
PR Comwlth GO	4.00%		7/1/2046	NR	1,917,657	1,441,293
PR Comwlth GO	5.25%		7/1/2023	NR	749,622	753,141
PR Comwlth GO	5.375%		7/1/2025	NR	6,625,085	6,694,216
PR Comwlth GO	5.625%		7/1/2027	NR	6,481,543	6,624,343
PR Comwlth GO	5.625%		7/1/2029	NR	5,309,508	5,439,619
PR Comwlth GO	5.75%		7/1/2031	NR	1,415,665	1,446,234
Reedy Creek Impt Dist GO	4.00%		6/1/2031	AA-	2,240,000	2,291,716
RI State GO	5.00%		8/1/2029	AA	7,500,000	8,125,284
Romeoville GO	4.00%		12/30/2036	Aa2	4,725,000	4,489,577
Romeoville GO	4.00%		12/30/2037	Aa2	3,800,000	3,599,152
Schaumburg GO	3.00%		12/1/2027	NR	7,060,000	6,736,144
Suffolk Co GO (BAM)	2.00%		6/15/2033	AA	7,555,000	5,668,639
VT EDA–Casella Waste AMT†	4.625%	#(b)	4/1/2036	B	750,000	714,443
Wake Co Ltd Ob	4.00%		12/1/2031	AA+	5,000,000	5,084,548
WI PFA–American Dream†	7.00%		12/1/2050	NR	4,000,000	3,368,598
Total						827,011,725

See Notes to Financial Statements.	55

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care 11.73%
Allegheny Co Hosp Auth–UPMC	4.00%		7/15/2038	A		$4,950,000	$4,516,738
Allegheny County Health Network	5.00%		4/1/2031	A		16,000,000	16,532,224
Antelope Valley Hlth	5.00%		3/1/2031	BBB		7,000,000	7,046,019
Atlantic Beach Hlth Facs–Fleet Landing	5.00%		11/15/2028	BBB	(c)	2,020,000	2,032,720
Berks Co IDA–Tower Hlth	5.00%		11/1/2036	BB-		1,835,000	1,376,046
Berks Co IDA–Tower Hlth	5.00%		11/1/2037	BB-		5,075,000	3,761,885
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		6,000,000	5,390,468
Blaine Sr Hsg & Hlthcare–Crest View	5.125%		7/1/2025	NR		770,000	645,013	(e)
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2030	BB		2,075,000	2,086,123
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2031	BB		1,150,000	1,151,454
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2032	BB		1,000,000	985,487
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2022	BBB+		1,540,000	1,543,294
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2023	BBB+		1,000,000	1,002,139
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2024	BBB+		2,000,000	2,004,278
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2025	BBB+		4,880,000	4,890,438
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2026	BBB+		3,705,000	3,712,925
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2029	BBB+		1,300,000	1,302,781
CA Hlth–CommonSpirit	4.00%		4/1/2035	A-		3,065,000	2,852,969
CA Hlth–CommonSpirit	4.00%		4/1/2036	A-		5,000,000	4,622,104
CA Hlth–Lucile Packard Childrens Hsp	5.00%		8/15/2032	A+		1,250,000	1,289,872
CA Hlth–Sutter Hlth	5.00%		11/15/2032	A1		2,000,000	2,080,993
CA Hlth–Sutter Hlth	5.00%		11/15/2033	A1		2,450,000	2,530,479
CA Hlth–Sutter Hlth	5.00%		11/15/2034	A1		3,350,000	3,444,150
CA Hlth Facs–Cedars-Sinai Med Ctr	5.00%		11/15/2026	Aa3		5,000,000	5,259,587
CA Muni Fin–Cmnty Med Ctrs	5.00%		2/1/2030	A-		3,305,000	3,436,991
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2033	BB-		1,000,000	975,776
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2041	BB-		1,000,000	929,728
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2038	BB-		1,500,000	1,474,788
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2023	BBB+		3,000,000	3,014,180
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2024	BBB+		3,730,000	3,789,486
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2025	BBB+		1,250,000	1,259,879
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2027	BBB+		1,000,000	1,002,601
City of Oroville- Oroville Hsp	5.25%		4/1/2034	B+		2,300,000	2,276,923
Clarke Co Hsp–Piedmont Hlth	5.00%		7/1/2029	AA-		7,090,000	7,415,654
Clarke Co Hsp–Piedmont Hlth	5.00%		7/1/2030	AA-		4,500,000	4,692,063
CO Hlth Fac Auth–CommonSpirit	4.00%		8/1/2039	A-		2,500,000	2,198,188
CO Hlth Facs–IHC Hlth	5.00%	#(b)	5/15/2062	AA+		10,255,000	10,927,063

56	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
CO Hlth Facs–Valley View Hosp	2.80%	#(b)	5/15/2042	A		$2,245,000	$2,244,031
CO Hlth Facs Auth–Commonspirit	5.00%		8/1/2031	A-		3,000,000	3,080,592
Cobb Co Kennestone–Wellstar Hlth Sys	4.00%		4/1/2041	A+		1,375,000	1,222,881
Cobb Co Kennestone–Wellstar Hlth Sys	5.00%		4/1/2042	A+		2,400,000	2,388,353
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2032	BB+		370,000	366,860
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2034	BB+		225,000	220,444
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2039	BB+		1,000,000	953,168
CT Hlth & Ed Fac Auth–Nuvance Hlt	4.00%		7/1/2034	BBB+		1,750,000	1,538,797
CT Hlth & Ed Fac Auth–Nuvance Hlt	4.00%		7/1/2035	BBB+		2,500,000	2,156,876
CT Hlth & Ed Fac Auth–Nuvance Hlt	5.00%		7/1/2028	BBB+		5,000,000	5,177,962
CT Hlth & Ed Fac Auth–Nuvance Hlt	5.00%		7/1/2029	BBB+		5,250,000	5,461,738
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2037	BBB		5,000,000	5,007,396
DC Hsp–Childrens Ntl Hsp	5.00%		7/15/2026	A1		1,700,000	1,767,197
District Columbia Hosp-Childrens Hosp	5.00%		7/15/2034	A1		5,000,000	5,095,839
Eisenhower Med Ctr	5.00%		7/1/2029	Baa2		1,000,000	1,036,476
Eisenhower Med Ctr	5.00%		7/1/2031	Baa2		1,900,000	1,952,203
Eisenhower Med Ctr	5.00%		7/1/2033	Baa2		1,000,000	1,018,772
Franklin Co IDA–Menno-Haven	5.00%		12/1/2031	NR		1,000,000	921,618
Franklin Co IDA–Menno-Haven	5.00%		12/1/2033	NR		1,000,000	902,053
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%		2/15/2033	A		9,630,000	9,971,571
Geisinger Health	5.00%	#(b)	4/1/2043	AA-		17,300,000	18,263,892
Glendale IDA–Beatitudes	5.00%		11/15/2036	NR		1,500,000	1,347,869
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2035	A-		3,300,000	3,357,848
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2036	A-		3,000,000	3,048,894
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2037	A-		10,000,000	9,916,579
Guadalupe Co–Seguin City Hospital	5.25%		12/1/2035	BB		3,000,000	3,004,262
Harris Co Cultural Ed–Brazos	4.00%		1/1/2023	BB+	(c)	255,000	254,292
Harris Co Cultural Ed–Brazos	6.375%		1/1/2033	BB+	(c)	1,385,000	1,389,241
Harris Co Edu Fac–Hermann Hlth	5.00%	#(b)	6/1/2050	A+		5,000,000	5,287,877
HI Dept Budget–Kahala Nui	5.00%		11/15/2027	A+	(c)	1,500,000	1,503,296
IL Fin Auth–Ascension Health	4.00%		2/15/2033	AA+		5,000,000	4,875,663
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2031	AA-		2,000,000	2,135,148
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2033	AA-		1,250,000	1,315,315
IL Fin Auth–Northwestern Mem Hlth	5.00%		7/15/2029	AA+		1,000,000	1,065,553
IL Fin Auth–Plymouth Place	5.00%		5/15/2030	BB+	(c)	1,690,000	1,761,058
IL Fin Auth–Silver Cross Hsp	5.00%		8/15/2035	A3		4,500,000	4,515,113
Karnes Co Hsp Dist	5.00%		2/1/2024	A	(c)	730,000	737,706

See Notes to Financial Statements.	57

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
Karnes Co Hsp Dist	5.00%	2/1/2034	A	(c)	$1,000,000	$1,003,251
Kirkwood IDA–Aberdeen Heights	5.25%	5/15/2037	BB-	(c)	2,000,000	1,781,862
KY EDFA–Masonic Homes	5.375%	11/15/2032	NR		1,185,000	1,083,923
KY EDFA–Owensboro Hlth	5.00%	6/1/2029	Baa2		4,235,000	4,354,669
KY EDFA–Owensboro Hlth	5.00%	6/1/2032	Baa2		6,000,000	6,090,201
Lakeland Regional Health	4.00%	11/15/2034	A2		4,000,000	3,731,879
Lakeland Regional Health	4.00%	11/15/2035	A2		3,530,000	3,270,673
Lakeland Regional Health	4.00%	11/15/2036	A2		3,700,000	3,405,725
Lakeland Regional Health	4.00%	11/15/2037	A2		2,400,000	2,193,286
Lakeland Regional Health	4.00%	11/15/2038	A2		2,265,000	2,052,817
Lakeland Regional Health	4.00%	11/15/2039	A2		2,000,000	1,799,484
Lee Memorial Hlth System	5.00%	4/1/2036	A+		4,535,000	4,636,852
Lehigh Co–Lehigh Valley Health Network	5.00%	7/1/2029	A+		4,345,000	4,566,952
MA DFA–Beth Israel Lahey Hlth	5.00%	7/1/2034	A		1,000,000	1,036,847
MA DFA–Beth Israel Lahey Hlth	5.00%	7/1/2036	A		2,000,000	2,054,924
MA DFA–Atrius Hlth	5.00%	6/1/2039	NR		1,250,000	1,365,697
MA DFA–Partners Hlthcare Sys	5.00%	7/1/2030	AA-		9,660,000	10,317,040
MA DFA–Wellforce Hlth	4.00%	7/1/2035	BBB+		2,000,000	1,796,253
MA DFA–Wellforce Hlth	4.00%	7/1/2037	BBB+		3,930,000	3,449,289
MA DFA–Wellforce Hlth	5.00%	7/1/2038	BBB+		1,000,000	990,618
MA DFA–Wellforce Hlth	5.00%	7/1/2039	BBB+		2,250,000	2,220,959
Maricopa Cnty AZ IDA–Banner Health	5.00%	1/1/2028	AA-		5,000,000	5,354,233
Maricopa Co IDA–Honor Health	5.00%	9/1/2033	A2		500,000	513,749
Maricopa Co IDA–Honor Health	5.00%	9/1/2034	A2		1,000,000	1,024,530
Maricopa Co IDA–Honor Health	5.00%	9/1/2035	A2		1,000,000	1,022,944
Maricopa Co IDA–Honor Health	5.00%	9/1/2036	A2		1,800,000	1,837,223
Meadville Med Center	6.00%	6/1/2036	NR		3,830,000	3,897,453
Met Nash/Davidson Hlth–Vanderbilt Med	5.00%	7/1/2031	A3		1,300,000	1,329,664
MI Fin Auth–Trinity Health	5.00%	12/1/2034	AA-		5,000,000	5,152,925
MI Fin Auth–Trinity Health	5.00%	12/1/2035	AA-		5,000,000	5,123,336
Miami Beach Hlth–Mt Sinai Med Ctr	5.00%	11/15/2030	Baa1		1,500,000	1,517,106
Miami Dade Co Hlth–Miami Childrens Hsp	5.125%	8/1/2037	A		12,150,000	12,343,808
Monroeville Fin Auth–Univ Pitt Med Ctr	5.00%	2/15/2028	A		1,600,000	1,675,789
Montgomery Co IDA–Einstein Hlthcare	5.00%	1/15/2024	NR		4,000,000	4,088,347
Montgomery Co IDA–Einstein Hlthcare	5.25%	1/15/2026	NR		2,000,000	2,087,123
Montgomery Co IDA–Einstein Hlthcare	5.25%	1/15/2028	NR		3,000,000	3,130,684
Montgomery Co IDA–Jefferson Hlth	4.00%	9/1/2036	A		1,350,000	1,237,990

58	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Health Care (continued)
Montgomery Co IDA–Jefferson Hlth	4.00%		9/1/2038	A	$2,250,000	$2,017,250
Montgomery Co IDA–Whitemarsh	5.00%		1/1/2030	NR	2,000,000	1,967,676
Moon IDC–Baptist Homes Soc	5.125%		7/1/2025	NR	2,895,000	2,800,409
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2033	BB+	10,500,000	10,026,540
NC Med–Southminster	5.00%		10/1/2031	NR	1,750,000	1,693,388
New Hope Ed Facs–Childrens Hlth	5.00%		8/15/2026	Aa3	2,000,000	2,108,285
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2028	AA-	5,500,000	5,854,152
NJ Hlth–St Josephs Hlth	5.00%		7/1/2028	BBB-	1,300,000	1,319,709
NJ Hlth–St Josephs Hlth	5.00%		7/1/2029	BBB-	1,605,000	1,625,994
NJ Hlth–St Josephs Hlth	5.00%		7/1/2030	BBB-	1,100,000	1,110,946
NJ Hlth–St Josephs Hlth	5.00%		7/1/2031	BBB-	1,110,000	1,116,650
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BBB-	6,370,000	6,387,507
NJ Hlth–St Peters Univ Hsp	6.00%		7/1/2026	BBB-	4,525,000	4,532,651
NJ Hlth–St Peters Univ Hsp	6.25%		7/1/2035	BBB-	2,050,000	2,053,071
NJ Hlth–Univ Hosp (AGM)	5.00%		7/1/2028	AA	2,000,000	2,066,415
NJ Hlth Fin Auth–Valley Health	4.00%		7/1/2036	A	1,000,000	923,979
NJ Hlth Fin Auth–Valley Health	4.00%		7/1/2037	A	1,000,000	912,616
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2029	A	1,000,000	1,051,082
Norfolk EDA–Sentara Hlth	5.00%	#(b)	11/1/2048	AA	11,245,000	11,966,693
NY Dorm–Catholic Hlth	4.00%		7/1/2037	BB+	1,100,000	861,440
NY Dorm–Catholic Hlth	4.00%		7/1/2039	BB+	1,000,000	763,567
NY Dorm–Catholic Hlth	4.00%		7/1/2040	BB+	850,000	641,225
NY Dorm–Catholic Hlth	5.00%		7/1/2036	BB+	1,945,000	1,750,713
NY Dorm–Montefiore	4.00%		8/1/2036	BBB-	1,780,000	1,486,524
NY Dorm–Montefiore	4.00%		9/1/2036	BBB-	1,555,000	1,297,385
NY Dorm–Montefiore	4.00%		8/1/2037	BBB-	650,000	537,482
NY Dorm–Montefiore	4.00%		8/1/2038	BBB-	4,000,000	3,276,349
NY Dorm–Montefiore	4.00%		9/1/2038	BBB-	2,940,000	2,406,457
NY Dorm–Montefiore	4.00%		9/1/2040	BBB-	3,150,000	2,530,329
NY Dorm–Montefiore	5.00%		9/1/2031	BBB-	800,000	778,852
NY Dorm–Montefiore	5.00%		9/1/2032	BBB-	1,300,000	1,256,215
NY Dorm–Montefiore	5.00%		8/1/2033	BBB-	1,045,000	1,001,738
NY Dorm–Montefiore	5.00%		9/1/2033	BBB-	1,000,000	957,909
NY Dorm–Montefiore	5.00%		8/1/2034	BBB-	500,000	475,254
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2030	BBB-	1,100,000	1,099,234
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2031	BBB-	1,600,000	1,585,079
NY Dorm–Orange Regl Med Ctr†	5.00%		12/1/2026	BBB-	1,500,000	1,530,727

See Notes to Financial Statements.	59

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
NY Dorm–Orange Regl Med Ctr†	5.00%		12/1/2027	BBB-		$1,300,000	$1,315,169
NY Dorm–Orange Regl Med Ctr†	5.00%		12/1/2028	BBB-		2,000,000	2,013,318
NY Dorm–Orange Regl Med Ctr†	5.00%		12/1/2029	BBB-		2,700,000	2,710,429
NYC Hlth & Hsp Corp	5.00%		2/15/2023	Aa3		4,000,000	4,024,873
OH Hosp Fac–Premier Hlt	4.00%		11/15/2039	Baa1		6,000,000	5,181,062
OH State–Univ Hosp	4.00%		1/15/2037	A		1,900,000	1,781,452
OH State–Univ Hosp	5.00%		1/15/2036	A		3,295,000	3,365,782
OK DFA–OU Med	5.00%		8/15/2033	Ba2		5,045,000	4,514,916
OK DFA–OU Med	5.00%		8/15/2038	Ba2		2,645,000	2,257,812
OK DFA–OU Med	5.25%		8/15/2043	Ba2		6,710,000	5,712,083
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%		12/1/2035	AA		1,000,000	932,020
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%		12/1/2036	AA		1,250,000	1,157,628
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%		12/1/2037	AA		2,210,000	2,032,874
OR Hosp Fac–Salem Health	5.00%		5/15/2029	A+		3,275,000	3,439,850
OR Hosp Fac–Salem Health	5.00%		5/15/2030	A+		4,660,000	4,857,222
Oroville–Oroville Hsp	5.25%		4/1/2039	B+		440,000	423,788
Palomar Hlth	5.00%		11/1/2036	BBB		2,980,000	2,973,852
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2030	BBB		4,775,000	4,915,714
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2032	BBB		4,055,000	4,142,055
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2033	BBB		4,870,000	4,955,187
RI Hlth & Ed–Care New England	5.00%		9/1/2031	B+		5,000,000	4,572,540
SE Port Auth–Memorial Hlth	5.00%		12/1/2035	B+	(c)	3,850,000	3,516,513
SE Port Auth–Memorial Hlth	5.50%		12/1/2029	B+	(c)	750,000	753,044	(e)
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2026	AA-		3,000,000	3,141,416
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2027	AA-		3,620,000	3,823,761
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2028	AA-		2,625,000	2,797,902
St Paul Hsg–HlthEast Care Sys	5.00%		11/15/2023	NR		3,735,000	3,798,981
St Paul Hsg–HlthEast Care Sys	5.00%		11/15/2024	NR		4,500,000	4,641,097
Tampa Hlth & Ed–Moffit Cancer	4.00%		7/1/2038	A2		4,755,000	4,314,910
Tarrant Co Cultural–CHRISTUS Health	5.00%	#(b)	7/1/2053	A1		7,750,000	8,260,853
Tulsa Co Industrial Auth–Montereau	5.25%		11/15/2037	BBB-	(c)	1,250,000	1,257,158
Univ of CA	5.00%		5/15/2034	AA-		12,250,000	13,028,864
WA HFC–Rockwood†	6.00%		1/1/2024	NR		470,000	471,813
Washington Co–Memorial Hlth	5.50%		12/1/2027	NR		12,120,000	11,501,665
Washington Co–Memorial Hlth	6.375%		12/1/2037	NR		10,000,000	9,193,700
WI Hlth & Ed–American Baptist	5.00%		8/1/2032	NR		1,375,000	1,227,743
WI Hlth & Ed–American Baptist	5.00%		8/1/2037	NR		1,500,000	1,256,316

60	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Health Care (continued)
WI PFA–Alabama Proton†	6.85%	10/1/2047	NR	$1,410,000	$1,127,387	(e)
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2027	NR	1,155,000	1,158,629
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2032	NR	760,000	762,388
WV Hsp–WV United Health Sys	4.00%	6/1/2030	A	5,500,000	5,445,949
WV Hsp–WV United Health Sys	4.00%	6/1/2035	A	1,570,000	1,459,205
Total					592,248,456

Housing 1.50%
CA HFA–MFH	3.25%	8/20/2036	BBB	7,406,184	6,345,169
CA HFA–MFH	3.50%	11/20/2035	BBB+	5,722,352	4,947,343
CA HFA–MFH	4.00%	3/20/2033	BBB+	4,540,712	4,321,591
CA HFA–MFH	4.25%	1/15/2035	BBB+	4,293,574	4,117,529
CA Muni Fin–Park Wstrn Apts (FNMA)	2.65%	8/1/2036	Aaa	4,343,728	3,593,323
CA State GO	5.00%	11/1/2031	Aa2	10,000,000	10,767,199
CA Stwde–CHF-Irvine LLC	5.00%	5/15/2026	Baa1	1,000,000	1,026,521
CA Stwde–CHF-Irvine LLC	5.00%	5/15/2027	Baa1	750,000	769,385
CA Stwde–Lancer Student Hsg†	5.00%	6/1/2034	NR	380,000	365,676
CA Stwde–Lancer Student Hsg†	5.00%	6/1/2039	NR	650,000	603,406
CSCDA–Westgate Pasadena†	3.00%	6/1/2047	NR	5,000,000	3,422,036
FL State Hsg Fin Auth (GNMA)	3.00%	1/1/2052	Aaa	3,985,000	3,796,694
FL State Hsg Fin Auth (GNMA)	3.00%	7/1/2052	Aaa	5,270,000	4,985,656
MD State Hsg CDA	3.00%	9/1/2039	Aa1	10,000,000	8,211,127
MO State Hsg Dev Cmmn (GNMA)	3.25%	11/1/2052	AA+	2,945,000	2,802,209
MO State Hsg Dev Cmmn (GNMA)	4.25%	5/1/2047	AA+	1,595,000	1,584,076
ND State Hsg Fin Agy	3.00%	7/1/2052	AA+	4,935,000	4,614,577
NYC HDC (FHA)	2.10%	11/1/2036	AA+	5,725,000	4,165,914
Phoenix IDA–ASU Std Hsg	5.00%	7/1/2032	Baa3	1,080,000	1,070,071
WA St HFC	3.50%	12/20/2035	BBB+	4,904,462	4,165,430
Total					75,674,932

Lease Obligations 4.63%
CA Pub Wks–Dept Hsps	5.00%	6/1/2023	Aa3	3,000,000	3,038,244
CA St Pub Wks Brd Lease	5.00%	5/1/2034	Aa3	9,525,000	10,440,810
Cuyahoga Co COPS–Conv Hotel Proj	5.00%	12/1/2023	AA-	5,640,000	5,736,315
Hudson Yards	5.00%	2/15/2029	Aa2	3,500,000	3,707,805
IL Sports Facs Auth (AGM)	5.00%	6/15/2027	AA	3,000,000	3,077,539
IN Fin Auth–Stadium	5.25%	2/1/2029	AA+	2,500,000	2,627,547
LA PFA–Hurricane Recovery	5.00%	6/1/2023	Aa3	3,200,000	3,235,556

See Notes to Financial Statements.	61

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Lease Obligations (continued)
MI St Bldg Auth	5.00%		4/15/2036	Aa2	$3,000,000	$3,207,492
Miami Dade Co Sch Dist GO	4.00%		3/15/2034	AA-	4,535,000	4,545,307
Michigan St Bldg Auth	5.00%		4/15/2034	Aa2	6,525,000	6,760,231
Nassau Health Care Corp GTD	5.00%		8/1/2029	AA-	5,000,000	5,396,714
NJ EDA–Bldgs	5.00%		6/15/2036	A3	1,320,000	1,330,071
NJ EDA–Sch Facs	4.00%		6/15/2034	A3	500,000	460,796
NJ EDA–Sch Facs	4.00%		6/15/2035	A3	400,000	365,451
NJ EDA–Sch Facs	4.06% (MUNIPSA * 1 + 1.60%	)#	3/1/2028	A3	5,000,000	5,003,253
NJ EDA–Sch Facs	5.00%		6/15/2025	A3	5,085,000	5,215,016
NJ EDA–Sch Facs	5.00%		3/1/2027	BBB+	355,000	356,333
NJ EDA–Sch Facs	5.00%		3/1/2029	A3	7,500,000	7,556,757
NJ EDA–Sch Facs	5.00%		6/15/2034	A3	3,000,000	3,028,552
NJ EDA–Sch Facs	5.00%		6/15/2035	A3	4,925,000	4,949,786
NJ EDA–Sch Facs	5.00%		6/15/2035	A3	1,000,000	1,008,417
NJ EDA–Sch Facs	5.00%		6/15/2042	A3	1,400,000	1,387,889
NJ EDA–Sch Facs†	5.25%		9/1/2027	BBB+	24,555,000	25,827,384
NJ EDA–Sch Facs	5.25%		6/15/2032	A3	2,865,000	3,011,106
NJ EDA–Sch Facs	5.50%		6/15/2029	A3	3,500,000	3,800,271
NJ EDA–State House Proj	5.00%		6/15/2033	A3	7,215,000	7,352,641
NJ EDA–State House Proj	5.00%		6/15/2034	A3	13,645,000	13,810,899
NJ EDA–Transit	4.00%		11/1/2037	A3	3,000,000	2,673,936
NJ EDA–Transit	4.00%		11/1/2038	A3	3,000,000	2,642,494
NJ EDA–Transit	5.00%		11/1/2033	A3	3,845,000	3,921,800
NJ Trans Trust Fund	3.25%		6/15/2039	A3	2,000,000	1,549,743
NJ Trans Trust Fund	4.00%		6/15/2036	A3	2,770,000	2,496,566
NJ Trans Trust Fund	5.00%		6/15/2030	A+	3,000,000	3,095,467
NJ Trans Trust Fund	5.00%		6/15/2031	A+	2,400,000	2,465,142
NJ Trans Trust Fund	5.00%		6/15/2031	A3	8,000,000	8,258,285
NJ Trans Trust Fund	5.00%		6/15/2033	A3	1,425,000	1,452,185
NJ Trans Trust Fund	5.00%		12/15/2033	A3	35,410,000	36,027,033
NJ Trans Trust Fund	5.00%		12/15/2034	A3	8,995,000	9,098,525
NYC Eductnl Const	4.00%		4/1/2036	AA-	2,335,000	2,178,018
NYC Eductnl Const	4.00%		4/1/2037	AA-	6,070,000	5,596,896
NYC TFA Sch Dist	5.00%		7/15/2035	AA	10,000,000	10,301,321
Philadelphia Redev Auth	5.00%		4/15/2028	A	4,380,000	4,547,915
San Jose Fing Auth–Civic Ctr	5.00%		6/1/2023	Aa2	1,000,000	1,012,420
Total						233,555,928

62	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue 3.82%
Black Belt Energy Gas Dist–Morgan Stanley	4.00%	#(b)	12/1/2049	A1	$12,675,000	$12,560,200
Brooklyn Arena LDC–Barclays Ctr	5.00%		7/15/2042	Ba1	7,600,000	7,268,224
Brooklyn Arena LDC–Barclays Ctr (AGM)	4.00%		7/15/2029	AA	1,500,000	1,513,746
Chester Co IDA–Collegium Chtr Sch	5.25%		10/15/2032	BB	6,410,000	6,414,166
Cleveland Co Port Auth–Playhouse Sq	5.00%		12/1/2033	BB+	2,000,000	1,993,101
Cleveland Co Port Auth–Playhouse Sq	5.25%		12/1/2038	BB+	1,650,000	1,648,097
Clifton Higher Ed–Intl Ldrshp Sch	6.00%		8/15/2038	NR	13,970,000	14,247,905
CT State Revolving Fund	4.00%		2/1/2038	AAA	3,000,000	2,858,835
Florence Twn IDA–Legacy Trad Sch†	5.75%		7/1/2033	BB+	3,000,000	3,054,821
HI Dept Budget–Hawaiian Electric AMT	3.25%		1/1/2025	Baa1	5,000,000	4,902,276
HI Harbor System AMT	4.00%		7/1/2034	Aa3	1,625,000	1,539,127
IL Fin Auth–Field Museum	3.272% (SOFR * .70 + 1.20%	)#	11/1/2034	A	10,500,000	10,387,415
KS DFA–Revolving Fund	5.00%		5/1/2031	AAA	5,465,000	5,986,605
KY Public Energy Auth–Peak Energy	4.00%	#(b)	2/1/2050	A1	28,995,000	28,224,936
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	30,995,000	30,589,998
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2027	A2	5,000,000	5,112,413
Maricopa Co–Legacy Schools†	5.00%		7/1/2039	BB+	2,055,000	1,956,288
Maricopa Co IDA–Paradise Schools†	5.00%		7/1/2036	BB+	2,500,000	2,373,410
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR	700,000	420,000
MSR Energy Auth–Citi	6.125%		11/1/2029	BBB+	3,595,000	3,906,359
NYC Cultural–Lincoln Center	4.00%		12/1/2033	A	2,000,000	1,914,735
NYC Cultural–Lincoln Center	5.00%		12/1/2031	A	1,250,000	1,367,349
NYC Cultural–Lincoln Center	5.00%		12/1/2032	A	3,500,000	3,800,891
Phoenix IDA–Basis Schs†	5.00%		7/1/2035	BB	2,350,000	2,332,338
Pima Co IDA–Edkey Chtr Sch†	5.00%		7/1/2035	NR	5,000,000	4,709,636
PR Comwlth GO	Zero Coupon		11/1/2051	NR	15,086,280	6,807,684
SA Energy Acquisition Pub Fac–Goldman Sachs	5.50%		8/1/2023	A2	9,365,000	9,473,848
St Louis Fin Corp–Convention Center (AGM)	5.00%		10/1/2040	AA	1,750,000	1,826,439
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	5.00%		11/15/2028	AA+	4,285,000	4,661,280
WA Convention Ctr	4.00%		7/1/2031	NR	10,180,000	9,025,985
Total						192,878,107

See Notes to Financial Statements.	63

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Pre-Refunded 0.08%
NY Dorm–PIT	4.00%	2/15/2034	NR	$15,000	$15,413
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2027	NR	2,295,000	2,302,211
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2032	NR	1,515,000	1,519,760
Total					3,837,384

Special Tax 2.15%
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	1,250,000	1,223,289
Allentown Neighborhood Impt†	5.375%	5/1/2042	NR	5,500,000	5,147,201
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%	5/1/2042	NR	1,910,000	1,878,950
Atlanta Urban Dev Agency–Atlanta Beltline†	2.375%	7/1/2026	NR	415,000	387,510
Atlanta Urban Dev Agency–Atlanta Beltline†	2.875%	7/1/2031	NR	965,000	829,841
Atlanta Urban Dev Agency–Atlanta Beltline†	3.625%	7/1/2042	NR	1,880,000	1,513,148
Connecticut Special Transportation Fund: Debt Service	4.00%	9/1/2034	AA-	8,075,000	7,890,659
CT Spl Tax–Trans Infra	5.00%	10/1/2030	AA-	9,000,000	9,725,162
CT Spl Tax–Trans Infra	5.00%	1/1/2032	AA-	14,375,000	15,340,069
Douglas Co–Sterling Ranch	3.375%	12/1/2030	NR	600,000	517,056
Douglas Co–Sterling Ranch	3.75%	12/1/2040	NR	1,250,000	967,741
Emeryville Redev Agy (AGM)	5.00%	9/1/2024	AA	1,950,000	2,010,646
Emeryville Redev Agy (AGM)	5.00%	9/1/2025	AA	2,650,000	2,736,450
Miami World Ctr CDD	4.75%	11/1/2027	NR	750,000	756,096
MIDA Mount Village PID†	4.50%	8/1/2040	NR	1,250,000	1,110,232
New York N Y City Indl Dev Agy Rev Pilot Ref Bds Queens Baseball Stad Proj 2021a (AGM)	3.00%	1/1/2033	AA	1,750,000	1,502,769
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2034	AA	1,000,000	837,706
NYC IDA–Queens Stadium (AGM)	4.00%	1/1/2032	AA	1,000,000	1,003,881
NYC IDA–Queens Stadium (AGM)	5.00%	1/1/2030	AA	2,500,000	2,663,947
NYC IDA–Queens Stadium (AGM)	5.00%	1/1/2031	AA	1,250,000	1,336,462
NYC IDA–Yankee Stadium (AGM)	2.50%	3/1/2037	AA	10,435,000	7,386,500
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2036	AA	5,500,000	4,431,799
Orange Co CFD–Esencia	5.00%	8/15/2033	NR	1,370,000	1,396,926
Orange Co CFD–Esencia	5.00%	8/15/2035	NR	975,000	991,560
Peninsula Town Center†	4.50%	9/1/2028	NR	545,000	505,830
Peninsula Town Center†	5.00%	9/1/2037	NR	875,000	800,089

64	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Special Tax (continued)
Pittsburg Redev Agy–Los Medanos (AGM)	5.00%		9/1/2025	AA	$3,500,000	$3,626,006
Plaza Met Dist #1†	4.50%		12/1/2030	NR	4,300,000	4,063,388
River Islands PFA–CFD 2021	4.00%		9/1/2051	NR	990,000	780,470
River Islands Pub Fing Auth Calif Spl Tax Ref Bds Cfd 2003 1 Impt Area No 1 2022a-1 (AGM)	5.00%		9/1/2042	AA	4,000,000	4,181,311
St Louis IDA–Ballpark Vlg	4.375%		11/15/2035	NR	3,955,000	3,220,718
Village CDD #12	3.25%		5/1/2026	NR	3,040,000	2,928,364
Village CDD #12†	3.80%		5/1/2028	NR	2,085,000	2,013,077
Village CDD #12†	4.00%		5/1/2033	NR	1,855,000	1,757,126
Village CDD #13	1.80%		5/1/2026	NR	600,000	537,638	(e)
Village CDD #13	2.55%		5/1/2031	NR	750,000	612,673
Village CDD #13	2.85%		5/1/2036	NR	1,885,000	1,422,009
Village CDD #13	3.00%		5/1/2029	NR	485,000	434,989
Village CDD #13†	3.00%		5/1/2035	NR	3,420,000	2,743,414
Village CDD #13†	3.25%		5/1/2040	NR	4,285,000	3,273,969
Village CDD #13	3.375%		5/1/2034	NR	2,495,000	2,120,111
Total						108,606,782

Tax Revenue 4.22%
Chicago Brd Ed	5.00%		12/1/2032	BB	5,675,000	5,643,378
Clear Creek ISD	0.28%	#(b)	2/15/2038	AAA	4,930,000	4,574,295
Cook Co–Sales Tax	5.25%		11/15/2036	AA-	10,000,000	10,519,778
Cook Co Sales Tax	4.00%		11/15/2034	AA-	3,750,000	3,724,816
CT Spl Tax–Trans Infra	5.00%		5/1/2033	AA-	3,000,000	3,246,690
El Paso Dev Corp–Downtown Ballpark	6.25%		8/15/2023	AA-	5,000,000	5,083,615
Guam–Business Privilege Tax	4.00%		1/1/2036	Ba1	2,865,000	2,481,451
Guam–Business Privilege Tax	5.00%		1/1/2031	Ba1	750,000	744,179
Islip Union Free SD(f)	4.50%		6/23/2023	NR	20,000,000	20,163,446
Jefferson Co–Sch Warrant	5.00%		9/15/2026	AA	2,400,000	2,541,562
MD Dept Trans	4.00%		7/1/2037	Aa2	4,660,000	4,455,186
MD St Trans Auth	3.00%		10/1/2034	AAA	5,510,000	4,786,623
Met Atlanta Rapid Trans Auth	5.00%		7/1/2032	AA+	5,000,000	5,262,304
Met Pier & Expo Auth–McCormick Place	5.00%		12/15/2022	A-	5,020,000	5,030,291
Miami Dade Co–Transit Rev	5.00%		7/1/2032	AA	7,500,000	8,150,930
MTA NY–Dedicated Tax	5.00%		11/15/2027	AA	5,700,000	5,711,340
MTA NY–Dedicated Tax	5.00%		11/15/2036	AA	7,900,000	8,253,783
NJ Trans Trust Fund	5.00%		6/15/2031	A3	3,200,000	3,303,314

See Notes to Financial Statements.	65

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
NY UDC–PIT(f)	5.00%	3/15/2034	Aa1	$12,140,000	$13,244,676
NY UDC–PIT(f)	5.00%	3/15/2035	Aa1	5,000,000	5,419,271
NYC TFA–Future Tax	4.00%	8/1/2038	AAA	5,530,000	5,233,162
NYC TFA–Bldg Aid	5.25%	7/15/2036	AA	11,700,000	12,402,433
NYC TFA–Future Tax	3.00%	11/1/2037	AAA	2,500,000	2,015,093
NYC TFA–Future Tax	5.00%	2/1/2043	AAA	5,515,000	5,617,111
NYS Twy Auth–PIT	5.00%	3/15/2035	AA+	6,000,000	6,504,216
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	1,616,000	1,163,945
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	21,064,000	13,420,454
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	2,346,000	1,321,391
PR Corp Sales Tax	4.329%	7/1/2040	NR	5,223,000	4,524,549
PR Corp Sales Tax	4.329%	7/1/2040	NR	12,051,000	10,439,467
PR Corp Sales Tax	4.50%	7/1/2034	NR	4,560,000	4,274,145
PR Corp Sales Tax	4.536%	7/1/2053	NR	81,000	66,895
PR Corp Sales Tax	4.55%	7/1/2040	NR	268,000	238,808
PR Corp Sales Tax	4.75%	7/1/2053	NR	1,967,000	1,684,857
PR Corp Sales Tax	4.784%	7/1/2058	NR	1,092,000	921,199
PR Corp Sales Tax	5.00%	7/1/2058	NR	4,974,000	4,403,494
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2	210,000	202,080
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2	2,265,000	1,988,160
Spencer Van Etten CSD	3.75%	6/30/2023	NR	14,313,597	14,358,127
Total					213,120,514

Tobacco 1.86%
Buckeye Tobacco	5.00%	6/1/2055	NR	21,180,000	17,817,417
Golden St Tobacco	5.00%	6/1/2027	NR	4,000,000	4,318,090
Los Angeles Co Tobacco	4.00%	6/1/2034	A-	980,000	912,816
Los Angeles Co Tobacco	4.00%	6/1/2035	A-	1,300,000	1,197,924
Los Angeles Co Tobacco	4.00%	6/1/2036	A-	1,195,000	1,091,348
Los Angeles Co Tobacco	4.00%	6/1/2037	A-	895,000	808,382
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-	195,000	184,558
MI Tob Settlement	4.00%	6/1/2034	A-	1,000,000	934,493
MI Tob Settlement	4.00%	6/1/2035	A-	2,000,000	1,854,251
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR	35,000,000	1,598,215
Northern Tobacco	4.00%	6/1/2037	A-	1,500,000	1,367,262
Nthrn AK Tobacco	4.00%	6/1/2050	BBB-	1,750,000	1,561,237
PA Tob Settlement	5.00%	6/1/2032	A1	8,350,000	8,710,218

66	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tobacco (continued)
Railsplitter Tob Settlement Auth	5.00%	6/1/2027	A		$3,325,000	$3,457,584
RI Tob Settlement	5.00%	6/1/2027	BBB		2,500,000	2,547,792
RI Tob Settlement	5.00%	6/1/2028	BBB		2,000,000	2,033,560
SD Edu Enhancement Fding Corp	5.00%	6/1/2023	NR		1,000,000	1,011,831
SD Edu Enhancement Fding Corp	5.00%	6/1/2024	NR		1,000,000	1,011,831
SD Edu Enhancement Fding Corp	5.00%	6/1/2025	NR		1,040,000	1,052,304
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB		7,090,000	6,280,632
Tobacco Settlement Auth WA	5.00%	6/1/2023	A		6,250,000	6,331,453
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2029	A		3,575,000	3,708,689
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+		10,300,000	9,494,294
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+		5,100,000	5,002,113
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-		3,690,000	3,423,140
TSASC	5.00%	6/1/2029	A		5,775,000	5,988,099
Total						93,699,533

Transportation 22.33%
AK Intl Airports Sys	5.00%	10/1/2024	A1		750,000	774,293
AK Intl Airports Sys	5.00%	10/1/2028	A1		2,000,000	2,086,511
AL Port Auth AMT (AGM)	5.00%	10/1/2026	AA		1,250,000	1,298,447
AL Port Auth AMT (AGM)	5.00%	10/1/2027	AA		2,000,000	2,093,848
AL Port Auth AMT (AGM)	5.00%	10/1/2028	AA		4,710,000	4,928,732
AL Port Auth AMT (AGM)	5.00%	10/1/2029	AA		3,500,000	3,660,803
Alameda Corridor Trsp Auth CR (AGM)	5.00%	10/1/2034	AA		3,650,000	3,751,406
Atlanta Arpt–PFC	5.00%	1/1/2029	Aa3		2,500,000	2,547,552
Atlanta Arpt–PFC AMT	4.00%	7/1/2034	Aa3		20,615,000	18,881,320
Atlanta GA Arpt Passenger Fac Charge AMT	4.00%	7/1/2035	Aa3		5,860,000	5,412,850
Atlanta GA Arpt Passenger Fac Charge AMT	4.00%	7/1/2037	Aa3		4,150,000	3,809,937
Broward Cnty Fla Arpt Sys Rev Bds 2019 a AMT	5.00%	10/1/2035	A1		2,660,000	2,707,988
Broward Co Arpt AMT	5.00%	10/1/2029	A1		1,120,000	1,175,453
Broward Co Arpt AMT	5.00%	10/1/2033	A1		6,130,000	6,185,848
Broward Co Arpt AMT	5.00%	10/1/2036	A1		2,615,000	2,652,335
Broward Co Arpt AMT	5.00%	10/1/2037	A1		4,000,000	4,049,316
CA Muni Fin–LINXS AMT	5.00%	6/30/2031	BBB-	(c)	3,195,000	3,258,451
CA Muni Fin Auth–LINXS APM Proj AMT	5.00%	12/31/2036	BBB-	(c)	3,215,000	3,212,898
CA Muni Fin Auth–LINXS APM Proj AMT	5.00%	12/31/2037	BBB-	(c)	7,000,000	6,991,821
CA Sacramento Arpt AMT	5.00%	7/1/2036	A+		5,645,000	5,731,321
Central FL Expressway Auth	4.00%	7/1/2037	A+		7,380,000	6,940,909

See Notes to Financial Statements.	67

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Central Tex Regl Mobility Auth	5.00%		1/1/2025	BBB+	$7,500,000	$7,630,794
Central TX Mobility Auth	4.00%		1/1/2034	A-	4,750,000	4,456,375
Central TX Mobility Auth	4.00%		1/1/2035	A-	4,000,000	3,719,079
Central TX Mobility Auth	4.00%		1/1/2036	A-	4,510,000	4,146,653
Central TX Mobility Auth	5.00%		1/1/2030	A-	800,000	835,136
Central TX Mobility Auth	5.00%		1/1/2031	A-	1,675,000	1,748,565
Central TX Mobility Auth	5.00%		1/1/2032	A-	2,000,000	2,087,839
Central TX Mobility Auth	5.00%		1/1/2033	BBB+	3,010,000	3,023,245
Central TX Tpk	5.00%		8/15/2025	A-	2,250,000	2,273,733
Central TX Tpk	5.00%		8/15/2026	A-	2,500,000	2,525,589
Central TX Tpk	5.00%		8/15/2027	A-	3,300,000	3,332,940
Central TX Tpk	5.00%		8/15/2028	A-	3,705,000	3,741,263
Central TX Tpk	5.00%		8/15/2033	A-	7,650,000	7,691,180
Chicago Midway Arpt	4.00%		1/1/2034	A-	2,175,000	2,049,629
Chicago Midway Arpt	5.00%		1/1/2026	A-	6,075,000	6,178,679
Chicago Midway Arpt AMT	5.00%		1/1/2023	A-	3,000,000	3,008,377
Chicago Midway Arpt AMT	5.00%		1/1/2026	A-	4,605,000	4,652,833
Chicago Midway Arpt AMT	5.00%		1/1/2030	A-	5,000,000	5,042,216
Chicago Midway Arpt AMT	5.00%		1/1/2031	A-	2,000,000	2,033,007
Chicago O’Hare Arpt	4.00%		1/1/2035	A+	15,000,000	14,065,962
Chicago O’Hare Arpt	5.00%		1/1/2031	A+	6,500,000	6,666,367
Chicago O’Hare Arpt	5.00%		1/1/2035	A+	7,000,000	7,376,008
Chicago O’Hare Arpt AMT	5.00%		1/1/2031	A+	9,000,000	9,104,767
Chicago Trans Auth	4.00%		12/1/2050	A+	3,500,000	2,887,955
Delaware River Port Auth	5.00%		1/1/2027	A	1,835,000	1,842,048
Delaware River Port Auth	5.00%		1/1/2028	A+	7,500,000	7,671,763
Delaware River Toll Brdg Commn	5.00%		7/1/2030	A1	1,920,000	2,054,712
Delaware River Toll Brdg Commn	5.00%		7/1/2032	A1	2,025,000	2,147,400
Denver City & Co Arpt AMT	5.00%		11/15/2031	Aa3	16,500,000	17,355,441
Denver City & Co Arpt AMT	5.00%		12/1/2031	A1	15,000,000	15,498,066
Denver City & Co Arpt AMT	5.00%		12/1/2035	A1	5,000,000	5,063,591
Denver RTD–Eagle P3	4.00%		1/15/2033	Baa1	850,000	795,695
Denver RTD–Eagle P3	4.00%		7/15/2034	Baa1	7,650,000	7,048,940
Denver RTD–Eagle P3	4.00%		7/15/2036	Baa1	700,000	633,276
Denver RTD–Eagle P3	5.00%		1/15/2032	Baa1	950,000	972,250
E470 Pub Hwy Auth	2.333% (SOFR * .67 + .35%	)#	9/1/2039	A	1,690,000	1,673,144

68	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2043	A-		$10,000,000	$8,437,217
Greater Orlando Aviation AMT	5.00%	10/1/2029	A+		3,000,000	3,203,776
Greater Orlando Aviation Auth AMT	4.00%	10/1/2035	AA-		3,000,000	2,793,582
Greater Orlando Aviation Auth AMT	4.00%	10/1/2037	AA-		4,000,000	3,676,688
Greater Orlando Aviation Auth AMT	4.00%	10/1/2039	AA-		2,900,000	2,615,325
Hampton Roads Trans Commn	5.00%	7/1/2032	AA		1,180,000	1,280,659
Hampton Roads Trans Commn	5.00%	7/1/2033	AA		1,000,000	1,085,304
Harris Co Toll Rd	5.00%	8/15/2031	Aa1		3,000,000	3,219,779
HI Airport Sys AMT	5.00%	7/1/2031	A+		1,275,000	1,316,565
HI Airport Sys AMT	5.00%	7/1/2033	A+		3,300,000	3,373,451
HI Airport Sys AMT	5.00%	7/1/2034	A+		2,000,000	2,038,604
Houston Arpt–Continental Airlines AMT	4.75%	7/1/2024	Ba3		4,655,000	4,623,655
Houston Arpt–United Airlines AMT	5.00%	7/15/2027	B-	(c)	1,000,000	1,005,411
Houston Arpt–United Airlines AMT	5.00%	7/15/2035	B		1,455,000	1,365,827
Houston Arpt AMT	5.00%	7/1/2034	A1		4,850,000	4,943,615
IL State GO	5.00%	11/1/2025	BBB+		2,000,000	2,034,388
IL Toll Hwy Auth	5.00%	1/1/2027	AA-		1,000,000	1,018,207
IL Toll Hwy Auth	5.00%	1/1/2028	AA-		2,535,000	2,580,755
Kansas City Dev Auth Arpt–Terminal Modernization AMT	5.00%	3/1/2036	A2		5,000,000	5,001,421
Kansas City Dev Auth Arpt–Terminal Modernization AMT	5.00%	3/1/2038	A2		6,205,000	6,209,230
Lee Cnty Arpt AMT	5.00%	10/1/2029	A2		11,000,000	11,503,901
Los Angeles Dept Arpts–LAX	5.00%	5/15/2032	AA-		5,870,000	6,082,908
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2033	AA		6,675,000	6,873,523
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2033	AA		4,500,000	4,702,285
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2034	AA-		2,930,000	3,021,901
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2034	AA		6,000,000	6,242,468
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2035	AA-		11,410,000	11,638,708
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2036	AA-		10,640,000	10,825,945
Louisville Regl Airport AMT	5.00%	7/1/2023	A+		2,250,000	2,273,737
MA Port Auth AMT	5.00%	7/1/2031	AA		7,500,000	7,857,202
MD EDC–CNX Marine Terminals	5.75%	9/1/2025	BB		5,000,000	5,011,782
MD EDC–Port Covington	3.25%	9/1/2030	NR		500,000	441,599
MD EDC–Port Covington	4.00%	9/1/2040	NR		1,000,000	843,400
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2044	Baa2		125,000	126,122
MD EDC–Purple Line AMT	5.00%	11/12/2028	Baa3		7,500,000	7,710,379

See Notes to Financial Statements.	69

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2035	A-	$1,000,000	$920,206
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2036	A-	1,500,000	1,370,493
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2037	A-	1,500,000	1,359,260
Met DC Arpt AMT	5.00%	10/1/2031	AA-	5,000,000	5,127,365
Met Nashville Arpt Auth AMT	5.00%	7/1/2036	A2	7,500,000	7,618,930
Met Nashville Arpt Auth AMT	5.00%	7/1/2037	A2	8,750,000	8,866,868
Met Nashville Arpt Auth AMT	5.00%	7/1/2038	A2	5,000,000	5,055,086
Met Nashville Arpt Auth AMT	5.00%	7/1/2039	A2	5,000,000	5,042,744
Metropolitan DC Arpts AMT	5.00%	10/1/2031	AA-	4,000,000	4,188,055
Miami Dade Co Aviation–MIA	5.00%	10/1/2025	A1	3,690,000	3,804,662
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2022	A1	1,550,000	1,550,000
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2027	A1	5,145,000	5,227,284
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2028	A1	3,500,000	3,555,273
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2033	A1	4,240,000	4,266,299
Miami Dade Co Expwy Auth	5.00%	7/1/2023	A	2,500,000	2,525,457
Miami Dade Co Expwy Auth	5.00%	7/1/2023	A	2,000,000	2,002,992
Miami Dade Co Expwy Auth	5.00%	7/1/2024	A	3,500,000	3,542,017
Minneapolis / St Paul Met Arpts	5.00%	1/1/2028	A+	3,500,000	3,564,883
MTA NY	4.00%	11/15/2032	A3	8,500,000	8,023,012
MTA NY	5.00%	11/1/2023	A3	5,640,000	5,647,591
MTA NY	5.00%	11/15/2028	A3	9,090,000	9,368,656
MTA NY	5.00%	11/15/2029	A3	5,000,000	5,148,984
MTA NY	5.00%	11/15/2031	A3	12,180,000	12,206,193
MTA NY	5.00%	11/15/2033	A3	4,025,000	4,024,976
MTA NY	5.00%	11/15/2035	A3	5,000,000	4,990,194
MTA NY	5.00%	11/15/2038	A3	1,500,000	1,477,621
MTA NY	5.25%	11/15/2028	A3	6,760,000	6,955,320
MTA NY	5.25%	11/15/2035	A3	7,500,000	7,547,662
NC Tpk Auth–Triangle Exprs	5.00%	1/1/2032	BBB	1,000,000	1,013,546
NC Tpk Auth–Triangle Exprs (AGM)	4.00%	1/1/2037	AA	12,895,000	12,159,382
NC Tpk Auth–Triangle Exprs (AGM)	4.00%	1/1/2038	AA	9,000,000	8,490,808
NC Tpk Auth–Triangle Exprs (AGM)	5.00%	1/1/2031	AA	1,000,000	1,044,734
New York St Twy Auth Gen Rev Bds	4.00%	1/1/2037	A1	11,770,000	11,200,744
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2023	A3	3,000,000	3,021,177
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2027	A3	3,185,000	3,223,852
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2030	A3	365,000	378,253
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2031	A3	300,000	308,989

70	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2032	A3	$775,000	$795,434
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2034	A3	865,000	881,888
NJ EDA–Goethals Brdg AMT	5.125%	1/1/2034	BBB+	5,010,000	5,023,667
NJ Tpk Auth	5.00%	1/1/2029	AA-	5,000,000	5,134,096
NJ Tpk Auth	5.00%	1/1/2031	AA-	5,000,000	5,149,685
NJ Tpk Auth	5.00%	1/1/2031	AA-	5,000,000	5,205,041
NJ Tpk Auth	5.00%	1/1/2033	AA-	2,100,000	2,197,658
NJ Tpk Auth	5.00%	1/1/2034	AA-	1,500,000	1,580,066
NJ Trans Trust Fund	4.00%	6/15/2038	A3	3,000,000	2,646,749
NJ Trans Trust Fund	4.00%	6/15/2039	A3	6,000,000	5,250,314
NJ Trans Trust Fund	5.00%	6/15/2028	A+	6,275,000	6,516,249
NJ Trans Trust Fund	5.00%	6/15/2032	A3	6,960,000	7,220,438
NJ Trans Trust Fund	5.00%	6/15/2034	A3	10,000,000	10,145,358
NJ Trans Trust Fund	5.00%	6/15/2034	A3	2,625,000	2,669,392
NJ Trans Trust Fund	5.00%	6/15/2035	A3	3,425,000	3,476,222
NJ Trans Trust Fund	5.00%	6/15/2036	A3	5,000,000	5,061,915
North TX Twy Auth	4.00%	1/1/2037	AA-	8,740,000	8,153,455
North TX Twy Auth	5.00%	1/1/2023	NR	1,985,000	1,994,365
North TX Twy Auth	5.00%	1/1/2023	AA-	3,015,000	3,028,635
North TX Twy Auth	5.00%	1/1/2025	AA-	5,000,000	5,094,270
North TX Twy Auth	5.00%	1/1/2031	A+	8,085,000	8,221,257
North TX Twy Auth	5.00%	1/1/2036	AA-	5,000,000	5,153,362
NV State Highway Rev	5.00%	12/1/2030	AAA	10,000,000	10,678,959
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3	10,010,000	8,852,305
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3	10,500,000	10,075,701
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3	6,750,000	6,341,512
NY Trans Dev Corp–Delta AMT	4.375%	10/1/2045	Baa3	6,750,000	5,672,767
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2031	Baa3	4,225,000	4,174,495
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2033	Baa3	11,000,000	10,735,618
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2034	Baa3	3,450,000	3,345,887
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2030	Baa1	3,000,000	3,130,560
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2031	Baa1	2,160,000	2,225,806
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2032	Baa1	5,045,000	5,164,962
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1	2,500,000	2,523,497
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2024	Baa1	750,000	761,614
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2027	Baa1	1,025,000	1,047,515
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2030	Baa1	10,000,000	10,201,072

See Notes to Financial Statements.	71

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2031	Baa1		$2,150,000	$2,176,011
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2033	Baa1		1,800,000	1,792,371
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2031	Baa2		3,000,000	2,775,208
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2032	Baa2		3,000,000	2,740,138
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2033	Baa2		3,500,000	3,177,965
NY Trans Dev Corp–LaGuardia Airport AMT	5.00%	7/1/2034	Baa2		2,250,000	2,262,416
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa2		13,000,000	12,620,575
NY Trans Dev Corp–TOGA AMT	5.00%	1/1/2023	Baa3		750,000	751,693
NY Twy Auth	5.00%	1/1/2024	A1		1,960,000	2,001,757
NY Twy Auth	5.00%	1/1/2026	A1		5,115,000	5,276,494
NY Twy Auth	5.00%	1/1/2033	A1		3,405,000	3,612,131
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(c)	3,000,000	2,480,222
NYS Thruway–Service Area Proj AMT	4.00%	10/31/2034	BBB-	(c)	750,000	665,777
Orlando & Orange Co Expwy Auth	5.00%	7/1/2030	A+		10,000,000	10,139,340
PA Tpk Commn	4.00%	12/1/2036	A		1,000,000	944,301
PA Tpk Commn	4.00%	12/1/2037	A		2,500,000	2,343,360
PA Tpk Commn	5.00%	12/1/2022	A+		3,500,000	3,510,322
PA Tpk Commn	5.00%	12/1/2032	A1		1,500,000	1,622,011
PA Tpk Commn	5.00%	12/1/2033	A1		1,300,000	1,396,117
PA Tpk Commn	5.00%	12/1/2034	A1		1,200,000	1,275,473
PA Tpk Commn	5.00%	12/1/2035	A1		1,800,000	1,902,026
Philadelphia Arpt AMT	5.00%	7/1/2032	A2		3,660,000	3,798,675
Phoenix Arpt	5.00%	7/1/2036	Aa3		4,045,000	4,187,548
Phoenix Arpt	5.00%	7/1/2038	Aa3		5,000,000	5,138,303
Phoenix Arpt AMT	5.00%	7/1/2029	A1		1,500,000	1,572,124
Phoenix Civic Impt Corp AR	5.00%	7/1/2036	A1		5,000,000	5,176,203
Pittsburgh Intl Airport AMT	4.00%	1/1/2037	A2		5,000,000	4,508,688
Port Auth NY & NJ	4.00%	11/1/2037	AA-		3,540,000	3,377,663
Port Auth NY & NJ	5.00%	12/1/2023	AA-		5,300,000	5,407,480
Port Auth NY & NJ	5.00%	12/1/2025	AA-		10,000,000	10,206,231
Port Auth NY & NJ	5.00%	10/15/2026	AA-		5,605,000	5,890,122
Port Auth NY & NJ AMT	3.00%	10/1/2027	AA-		6,405,000	5,976,887
Port Auth NY & NJ AMT	4.00%	7/15/2034	AA-		2,250,000	2,114,465
Port Auth NY & NJ AMT	4.00%	7/15/2035	AA-		2,250,000	2,087,753
Port Auth NY & NJ AMT	4.00%	7/15/2036	AA-		1,500,000	1,376,517
Port Auth NY & NJ AMT	4.00%	7/15/2037	AA-		2,000,000	1,816,513
Port Auth NY & NJ AMT	4.00%	7/15/2038	AA-		3,000,000	2,693,493

72	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Port Auth NY & NJ AMT	5.00%	9/15/2028	AA-	$4,000,000	$4,187,013
Port Auth NY & NJ AMT	5.00%	11/1/2030	AA-	4,100,000	4,313,294
Port Auth NY & NJ AMT	5.00%	10/15/2034	AA-	9,170,000	9,288,660
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2033	AA-	6,920,000	7,160,344
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2037	AA-	2,420,000	2,455,727
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2038	AA-	3,250,000	3,291,193
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2039	AA-	3,330,000	3,359,141
Port Seattle AMT	5.00%	8/1/2033	AA-	5,000,000	5,208,901
Port Seattle AMT	5.00%	8/1/2034	AA-	4,500,000	4,645,471
PR Hwy & Trans Auth(d)	5.00%	7/1/2033	NR	1,215,000	246,038
PR Hwy & Trans Auth(d)	5.50%	7/1/2023	NR	4,305,000	871,763
PR Hwy & Trans Auth(d)	5.50%	7/1/2024	NR	3,000,000	607,500
PR Hwy & Trans Auth (AGC)	5.25%	7/1/2036	AA	1,560,000	1,527,597
PR Hwy & Trans Auth (AGM)	5.25%	7/1/2032	AA	1,000,000	990,156
Riverside Co Trsp Comm	4.00%	6/1/2040	A	2,000,000	1,772,064
Sacramento Co Arpt AMT	5.00%	7/1/2027	A+	5,950,000	6,164,937
Sacramento Co Arpt AMT	5.00%	7/1/2034	A+	4,000,000	4,077,208
Salt Lake City Arpt AMT	5.00%	7/1/2029	A	3,000,000	3,125,278
Salt Lake City Arpt AMT	5.00%	7/1/2030	A	2,275,000	2,341,058
Salt Lake City Arpt AMT	5.00%	7/1/2031	A	3,000,000	3,065,659
Salt Lake City Arpt AMT	5.00%	7/1/2034	A	14,645,000	14,853,899
Salt Lake City Arpt AMT	5.00%	7/1/2034	A	4,455,000	4,508,615
San Diego Arpt	4.00%	7/1/2037	A	2,000,000	1,868,309
San Diego Arpt	4.00%	7/1/2038	A	2,000,000	1,852,402
San Francisco Arpt AMT	5.00%	5/1/2036	A+	4,245,000	4,319,096
San Francisco Arpt AMT	5.00%	5/1/2036	A+	3,195,000	3,250,768
San Francisco Arpt AMT	5.00%	5/1/2037	A+	15,565,000	15,816,839
San Francisco Arpt AMT	5.00%	5/1/2038	A+	6,015,000	6,096,613
San Joaquin Hills Trsp	4.00%	1/15/2034	A	3,250,000	3,037,135
San Joaquin Hills Trsp	4.00%	1/15/2035	A	1,730,000	1,601,956
San Joaquin Hills Trsp	4.00%	1/15/2036	A	1,400,000	1,286,853
San Jose Arpt	5.00%	3/1/2026	A	1,200,000	1,227,299
San Jose Arpt	5.00%	3/1/2027	A	2,260,000	2,310,913
San Jose Arpt	5.00%	3/1/2028	A	1,655,000	1,691,999
San Jose Arpt AMT	5.00%	3/1/2035	A	1,500,000	1,518,988
South Carolina Ports AMT	5.00%	7/1/2032	A+	4,225,000	4,346,224

See Notes to Financial Statements.	73

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	5.00%		8/15/2024	NR	$20,000,000	$20,674,268
TX Surface Trans Corp–I-635	4.00%		12/31/2033	Baa2	6,500,000	5,938,406
TX Surface Trans Corp–I-635	4.00%		12/31/2034	Baa2	6,500,000	5,874,809
TX Surface Trans Corp–I-635	4.00%		12/31/2035	Baa2	6,000,000	5,369,776
TX Surface Trans Corp–I-635	4.00%		6/30/2036	Baa2	4,125,000	3,676,061
TX Surface Trans Corp–I-635	4.00%		12/31/2036	Baa2	5,500,000	4,879,230
VA Small Bus Fing–95 Express AMT	5.00%		7/1/2032	BBB-	7,050,000	7,227,488
VA Small Bus Fing–95 Express AMT	5.00%		1/1/2034	BBB-	9,105,000	9,263,445
VA Small Bus Fing–95 Express AMT	5.00%		1/1/2038	BBB-	7,465,000	7,499,218
Wayne Co Arpt†	4.00%		12/1/2027	A1	10,630,000	10,572,481
Wayne Co Arpt AMT	5.00%		12/1/2026	A1	1,590,000	1,633,168
Wayne Co Arpt AMT	5.00%		12/1/2027	A1	2,000,000	2,049,339
Total						1,127,256,201

Utilities 12.75%
Albuquerque Bernalillo Co Wtr Util	5.00%		7/1/2024	AA	2,645,000	2,724,997
Amelia Co IDA–Waste Mgmt AMT	1.45%		4/1/2027	A-	2,500,000	2,194,875
Appling Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2038	BBB+	1,250,000	1,154,277
Bartow Co Dev–GA Power	2.875%	#(b)	8/1/2043	BBB+	6,500,000	6,285,681
Black Belt Energy Gas Dist	4.00%	#(b)	12/1/2052	Baa1	11,100,000	10,655,393
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	7/1/2052	Aa1	6,000,000	5,945,993
Burke Co Dev–Vogtle Proj	2.20%		10/1/2032	BBB+	1,000,000	895,280
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3	5,000,000	4,738,776
CA Poll Ctl–Poseidon Res AMT†	5.00%		7/1/2037	Baa3	5,570,000	5,433,444
Central Plains–Goldman Sachs	5.00%		9/1/2035	BBB+	3,435,000	3,414,865
Central Plains–Goldman Sachs	5.00%	#(b)	5/1/2053	A2	25,000,000	25,038,225
Chicago Wastewater	5.00%		1/1/2029	A	4,335,000	4,554,465
Chicago Wastewater	5.00%		1/1/2030	A	6,500,000	6,823,602
Chicago Water	5.00%		11/1/2025	A	2,625,000	2,699,017
Chicago Water (AGM)	5.00%		11/1/2034	AA	6,275,000	6,584,430
Chicago Water (AGM)	5.00%		11/1/2035	AA	5,000,000	5,240,042
Chicago Water (AGM)	5.25%		11/1/2030	AA	5,510,000	5,908,675
Cleveland Public Pwr (AGM)	4.00%		11/15/2034	AA	1,000,000	1,001,843
Cleveland Public Pwr (AGM)	4.00%		11/15/2036	AA	1,000,000	932,900
Cleveland Public Pwr (AGM)	5.00%		11/15/2033	AA	2,000,000	2,164,229
DE EDA–NRG Energy	1.25%	#(b)	10/1/2040	BBB-	7,500,000	6,707,448
DE EDA–NRG Energy	1.25%	#(b)	10/1/2045	BBB-	20,300,000	18,154,826

74	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Utilities (continued)
Detroit Sewer	5.00%		7/1/2034	A+	$4,200,000	$4,293,632
Detroit Sewer	5.00%		7/1/2035	A+	1,835,000	1,873,998
Detroit Water (AGM)	5.00%		7/1/2037	AA	5,000,000	5,081,503
FL DFC–Waste Pro AMT	3.00%		6/1/2032	NR	8,000,000	6,219,498
Guam Waterworks	5.00%		7/1/2036	A-	1,000,000	1,019,676
Guam Waterworks Auth	5.00%		7/1/2029	A-	1,000,000	1,016,378
HI Dept Budget–Hawaiian Electric	3.20%		7/1/2039	Baa1	11,120,000	8,574,740
HI Dept Budget–Hawaiian Electric AMT	4.00%		3/1/2037	Baa1	3,000,000	2,717,308
Houston Util Sys	5.00%		11/15/2023	AA	4,000,000	4,076,822
Houston Util Sys	5.00%		11/15/2026	AA	5,355,000	5,536,100
Imperial Irrigation Dist	5.00%		11/1/2032	AA-	2,000,000	2,105,429
IN Muni Pwr	5.00%		1/1/2033	A+	5,210,000	5,524,384
IN Muni Pwr	5.00%		1/1/2034	A+	4,000,000	4,231,018
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1	5,935,000	5,677,262
KY Public Energy Auth–BP	4.00%	#(b)	1/1/2049	A2	6,375,000	6,353,295
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	4/1/2048	A1	3,200,000	3,193,595
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	8/1/2052	A1	8,800,000	8,375,824
LA Env Facs–E Baton Rouge Swr	0.875%	#(b)	2/1/2046	A+	15,000,000	13,761,123
Long Beach Nat Gas–ML	3.376% (3 Mo. LIBOR * .67 + 1.43%	)#	11/15/2026	A2	4,000,000	3,858,305
Long Island Power Auth	0.85%	#(b)	9/1/2050	A	6,000,000	5,349,863
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2031	A2	4,005,000	4,090,667
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2034	A	3,190,000	3,378,395
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2035	A	4,860,000	5,121,401
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2036	A	5,055,000	5,310,409
Lower Colorado River Authority Transmission Services Corp	5.00%		5/15/2036	A	3,020,000	3,172,589
Luzerne Co IDA–American Wtr AMT	2.45%	#(b)	12/1/2039	A+	4,000,000	3,460,466
Main St Nat Gas–Citi	5.00%	#(b)	12/1/2052	A3	16,800,000	16,795,340
Main St Nat Gas–Citibank	4.00%	#(b)	9/1/2052	A3	10,000,000	9,390,255
Main St Nat Gas-Citadel†	4.00%	#(b)	8/1/2052	BBB-	61,000,000	57,421,960
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		2/1/2040	Baa2	5,085,000	4,169,588
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		4/1/2040	Baa2	3,870,000	3,169,359
Miami Dade Co Wtr & Swr	5.00%		10/1/2043	AA-	6,485,000	6,773,967
Miami-Dade Co Wtr & Swr	4.00%		10/1/2035	AA-	5,000,000	4,966,091
MO Joint Muni Elec Util Commn	5.00%		1/1/2023	A2	2,000,000	2,008,459
MO Joint Muni Elec Util Commn	5.00%		1/1/2025	A2	1,500,000	1,531,404
Modesto Irrigation Dist	5.00%		7/1/2023	A+	1,780,000	1,803,753

See Notes to Financial Statements.	75

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
Modesto Irrigation Dist	5.00%		7/1/2024	A+		$3,720,000	$3,774,056
Modesto Irrigation Dist	5.00%		7/1/2025	A+		8,410,000	8,523,464
Monroe Dev Auth–Oglethorpe Power	1.50%	#(b)	1/1/2039	BBB+		1,875,000	1,731,415
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2		7,500,000	7,487,358
NYC Muni Water	4.00%		6/15/2037	AA+		3,630,000	3,485,160
Omaha Pub Pwr Dist	5.00%		2/1/2029	AA		5,000,000	5,259,029
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA		10,000,000	7,992,188
Pennsylvania Economic Development Financing Authority AMT	1.10%	#(b)	6/1/2031	A-		5,000,000	4,410,772
Philadelphia Gas Works	5.00%		8/1/2026	A		1,000,000	1,039,950
Philadelphia Gas Works	5.00%		8/1/2027	A		1,000,000	1,039,403
Philadelphia Gas Works	5.00%		8/1/2028	A		1,250,000	1,323,207
Philadelphia Gas Works	5.00%		8/1/2029	A		1,700,000	1,797,971
Philadelphia Gas Works	5.00%		8/1/2030	A		1,425,000	1,503,586
Philadelphia Gas Works	5.00%		10/1/2033	A		2,390,000	2,451,547
Philadelphia Water & Wastewater	5.00%		11/1/2029	A		3,185,000	3,425,713
Piedmont Muni Pwr Agency	4.00%		1/1/2033	A-		7,300,000	6,954,022
Piedmont Muni Pwr Agency	5.00%		1/1/2034	A-		13,660,000	14,141,938
PR Aqueduct & Swr Auth†	4.00%		7/1/2042	NR		13,455,000	10,628,954
PR Aqueduct & Swr Auth†	5.00%		7/1/2025	NR		3,500,000	3,516,186
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		10,670,000	10,478,849
PR Aqueduct & Swr Auth†	5.00%		7/1/2033	NR		850,000	823,566
PR Aqueduct & Swr Auth†	5.00%		7/1/2033	NR		5,000,000	4,844,509
PR Aqueduct & Swr Auth†	5.00%		7/1/2037	NR		6,000,000	5,660,962
PR Elec Pwr Auth(d)	5.00%		7/1/2037	D	(c)	1,035,000	771,075
PR Elec Pwr Auth(d)	5.00%		7/1/2042	D	(c)	2,390,000	1,780,550
PR Elec Pwr Auth(d)	5.50%		7/1/2038	D	(c)	2,350,000	1,759,563
PR Elec Pwr Auth(d)	7.00%		7/1/2033	D	(c)	4,000,000	3,080,000
PR Elec Pwr Auth(d)	7.00%		7/1/2040	D	(c)	725,000	558,250
PR Elec Pwr Auth (AGM)	2.046% (3 Mo. LIBOR * .67 + .52%	)#	7/1/2029	AA		5,720,000	5,359,150
Riverside Elec	5.00%		10/1/2037	AA-		4,000,000	4,283,265
Riverside Elec	5.00%		10/1/2038	AA-		5,000,000	5,328,501
Salt Verde Fin Corp–Citi	5.25%		12/1/2026	A3		7,500,000	7,718,339
Salt Verde Fin Corp–Citi	5.50%		12/1/2029	A3		5,100,000	5,356,410
San Antonio Elec & Gas	5.00%		2/1/2029	Aa2		7,340,000	7,787,639
SC Pub Service Auth–Santee Cooper	5.00%		12/1/2032	A2		2,670,000	2,775,771
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		12,255,000	11,375,796

76	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
SE AL Gas Dist-Goldman Sachs	4.00%	#(b)	11/1/2051	A2		$16,890,000	$16,054,484
Seminole Co Wtr & Swr	5.00%		10/1/2024	AA+		4,000,000	4,141,296
Stockton PFA–Wastewater (BAM)	5.00%		9/1/2024	AA		1,000,000	1,030,539
TEAC–Goldman Sachs	5.25%		9/1/2024	A2		8,940,000	9,060,384
TEAC–Goldman Sachs	5.625%		9/1/2026	BBB	(c)	5,000,000	5,226,722
Texas Municipal Power Agency (AGM)	3.00%		9/1/2034	AA		1,470,000	1,251,894
Texas Municipal Power Agency (AGM)	3.00%		9/1/2036	AA		5,250,000	4,316,246
Texas Water Dev Brd	3.00%		10/15/2033	AAA		4,000,000	3,601,028
Transbay Pwr Auth	5.00%		10/1/2030	A-	(c)	300,000	327,824
Transbay Pwr Auth	5.00%		10/1/2031	A-	(c)	300,000	326,366
Transbay Pwr Auth	5.00%		10/1/2032	A-	(c)	500,000	540,332
Transbay Pwr Auth	5.00%		10/1/2033	A-	(c)	900,000	968,622
Transbay Pwr Auth	5.00%		10/1/2034	A-	(c)	970,000	1,037,045
Transbay Pwr Auth	5.00%		10/1/2035	A-	(c)	900,000	957,509
Transbay Pwr Auth	5.00%		10/1/2037	A-	(c)	675,000	706,734
Transbay Pwr Auth	5.00%		10/1/2039	A-	(c)	1,400,000	1,441,853
Transbay Pwr Auth	5.00%		10/1/2040	A-	(c)	1,500,000	1,536,977
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2027	A3		4,375,000	4,487,934
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2029	A3		13,200,000	13,603,751
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2030	A3		6,500,000	6,692,301
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2031	A3		6,000,000	6,159,724
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2032	A3		12,400,000	12,689,500
TX Muni Gas Acq & Supply–ML	5.25%		12/15/2023	A2		2,925,000	2,964,745
TX Muni Gas Acq & Supply–ML	6.25%		12/15/2026	A2		11,780,000	12,241,990
Western MN Muni Pwr Agy	5.00%		1/1/2023	Aa2		1,500,000	1,506,930
Total							643,757,983
Total Municipal Bonds (cost $5,317,312,821)							4,886,781,760

See Notes to Financial Statements.	77

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2022

Investments	Interest Rate#	Interest Rate Reset Date(g)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.52%

VARIABLE RATE DEMAND NOTES 1.52%

Corporate-Backed 0.08%
Mobile IDB–AL Power	2.900%	10/3/2022	12/1/2037	A1	$4,000,000	$4,000,000

Health Care 0.01%
OH State–Univ Hosp	2.800%	10/3/2022	1/15/2049	A	500,000	500,000

Tax Revenue 0.38%
NYC TFA–Future Tax	2.750%	10/3/2022	11/1/2044	AAA	19,055,000	19,055,000

Utilities 1.05%
Appling Co Dev–GA Power	2.960%	10/3/2022	9/1/2041	BBB+	33,250,000	33,250,000
Los Angeles Dept Wtr & Pwr Sys	2.450%	10/3/2022	7/1/2051	Aa2	2,500,000	2,500,000
NYC Muni Water	2.770%	10/3/2022	6/15/2049	AA+	17,350,000	17,350,000
Total						53,100,000
Total Short-Term Investments (cost $76,655,000)						76,655,000
Total Investments in Securities 98.32% (cost $5,393,967,821)						4,963,436,760
Other Assets and Liabilities – Net(h) 1.68%						84,578,371
Net Assets 100.00%						$5,048,015,131

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COPS	Certificates of Participation.
CR	Custodian Receipt.
FGIC	Insured by–Financial Guaranty Insurance Company.
FHA	Insured by–Federal Housing Administration.
FNMA	Insured by–Federal National Mortgage Association.
GNMA	Insured by–Government National Mortgage Association.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Overnight Financing Rate.
TRIPS	Tax Refund Intercept Programs.

#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $324,071,556, which represents 6.42% of net assets.
(a)	Unaudited.

78	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND September 30, 2022

(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Securities purchased on a when-issued basis (See Note 2(g)).
(g)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(h)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	512	Short	$(70,111,392)	$(64,720,000)	$5,391,392

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Corporate-Backed	$–	$469,022,301	$3,724,000	$472,746,301
Education	–	278,041,673	15,628,613	293,670,286
Health Care	–	589,723,012	2,525,444	592,248,456
Special Tax	–	108,069,144	537,638	108,606,782
Remaining Industries	–	3,419,509,935	–	3,419,509,935
Short-Term Investments
Variable Rate Demand Notes	–	76,655,000	–	76,655,000
Total	$–	$4,941,021,065	$22,415,695	$4,963,436,760
Other Financial Instruments
Futures Contracts
Assets	$5,391,392	$–	$–	$5,391,392
Liabilities	–	–	–	–
Total	$5,391,392	$–	$–	$5,391,392

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	79

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 99.67%

MUNICIPAL BONDS 99.67%

Corporate-Backed 9.19%
AR DFA–Big River Steel AMT†	4.75%		9/1/2049	Ba2	$6,000,000	$5,074,817
AZ IDA	3.625%		5/20/2033	BBB	8,492,489	7,766,101
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	10/1/2052	A2	2,725,000	2,655,198
CA Poll Ctl–Poseidon Res AMT†	5.00%		11/21/2045	Baa3	15,775,000	14,849,738
CA Poll Ctl–Waste Mgmt AMT	4.30%		7/1/2040	A-	2,575,000	2,497,048	(c)
Fort Bend IDC–NRG Energy	4.75%		5/1/2038	Baa2	3,500,000	3,270,478
Fort Bend IDC–NRG Energy	4.75%		11/1/2042	Baa2	1,370,000	1,246,088
Gloucester Co Poll Ctl–Logan AMT	5.00%		12/1/2024	NR	500,000	505,631
Hoover IDA–US Steel AMT	5.75%		10/1/2049	BB-	1,100,000	1,121,527
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+	5,000,000	4,478,057
IA Fin Auth–Iowa Fertilizer Co	4.00%	#(b)	12/1/2050	BBB-	4,600,000	4,181,962
IA Fin Auth–Iowa Fertilizer Co	5.00%	#(b)	12/1/2050	BBB-	15,000,000	13,583,314
IN Fin Auth–OVEC	2.50%		11/1/2030	Baa3	1,000,000	847,294
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3	1,000,000	876,745
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3	3,600,000	3,182,886
IN Fin Auth–US Steel	4.125%		12/1/2026	BB-	1,625,000	1,573,894
LA Env Facs–Entergy	2.50%		4/1/2036	A	11,390,000	8,521,264
LA Env Facs–Westlake Chem	3.50%		11/1/2032	BBB	26,455,000	24,249,457
LA St John Parish–Marathon Oil	2.00%	#(b)	6/1/2037	BBB-	9,555,000	9,486,155
LA St John Parish–Marathon Oil	2.10%	#(b)	6/1/2037	BBB-	8,000,000	7,800,294
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-	1,810,000	1,679,530
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-	3,125,000	2,919,034
Love Field Arpt–Southwest Airlines	5.00%		11/1/2028	Baa1	2,845,000	2,846,788
Maricopa Co IDA–Commercial Metals AMT†	4.00%		10/15/2047	BB+	2,000,000	1,538,556
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-	11,100,000	9,552,414
MD EDC–AFCO AMT	4.00%		7/1/2039	BBB	5,625,000	4,884,731	(c)
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR	855,000	513,000
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-	5,250,000	5,179,751
National Fin Auth NH–Covanta†	4.625%		11/1/2042	B	1,500,000	1,289,303
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B	690,000	526,294
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B	1,315,000	1,021,099
NH National Fin Auth–Covanta AMT†	4.875%		11/1/2042	B	5,000,000	4,444,551
NH National Fin Auth–Hsg Sec	4.125%		1/20/2034	BBB	6,925,942	6,422,062
NH National Fin Auth–NY Electric & Gas AMT	4.00%		12/1/2028	A-	5,000,000	4,925,461

80	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1	$2,500,000	$2,438,390
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1	5,000,000	4,371,114
NY Energy RDA–NYSEGC	3.50%		10/1/2029	A-	1,200,000	1,142,131
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B	1,300,000	1,215,277
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B	3,000,000	2,781,668
NY Liberty Dev Corp–7 WTC	3.00%		9/15/2043	Aaa	13,500,000	9,913,882
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-	970,000	970,595
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-	1,500,000	1,471,931
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+	11,005,000	11,038,046
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+	1,665,000	1,452,107
OH Air Dev Auth–AEP AMT	2.10%	#(b)	7/1/2028	BBB+	5,000,000	4,765,952
OH Air Dev Auth–AEP AMT	2.50%	#(b)	8/1/2040	BBB+	2,500,000	2,177,356
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+	1,960,000	1,718,618
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Baa3	3,450,000	3,164,403
OH Air Quality–AMG Vanadium AMT†	5.00%		7/1/2049	B-	4,630,000	4,100,960
PA EDA–Covanta AMT†	3.25%		8/1/2039	B	5,535,000	4,040,816
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-	3,250,000	3,464,258
Parish of St James–Nustar Logistics†	6.35%		7/1/2040	BB-	3,250,000	3,472,778
Parish of St James–Nustar Logistics†	6.35%		10/1/2040	BB-	2,500,000	2,671,368
Phenix City–Meadwestvaco AMT	4.125%		5/15/2035	BBB	2,945,000	2,850,487
Phenix City IDB–Meadwestvaco	3.625%		5/15/2030	BBB	3,050,000	2,930,845
Port Beaumont Nav Dis–Jefferson Rail AMT†	4.00%		1/1/2050	NR	3,150,000	2,307,034
Port Beaumont Nav Dis-Jefferson Rail AMT†	3.00%		1/1/2050	NR	5,500,000	3,269,922
Richland Co Env Impt–Intl Paper	3.875%		4/1/2023	BBB	6,625,000	6,608,286
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	NR	4,965,000	5,020,550
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB	2,000,000	1,926,369
Spring Valley Community Infrastructure District No. 1†	3.75%		9/1/2051	NR	4,375,000	3,086,762
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	1,000,000	1,026,593
Sumter Co IDA–Enviva Inc AMT	6.00%	#(b)	7/15/2052	B+	10,000,000	9,199,386
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR	3,503,450	3,041,295
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B	910,000	833,672
Valparaiso Facs–Pratt Paper AMT	7.00%		1/1/2044	NR	2,000,000	2,056,605
West Pace Coop Dist(d)	9.125%		5/1/2039	NR	4,900,000	3,724,000	(c)
WI PFA–American Dream†	5.00%		12/1/2027	NR	1,455,000	1,274,394
WI PFA–American Dream†	6.50%		12/1/2037	NR	3,000,000	2,531,781
WI PFA–Celanese AMT	4.30%		11/1/2030	BBB	1,035,000	1,018,331
WI PFA–Fargo-Moorhead	4.00%		9/30/2051	Baa3	19,250,000	14,275,303

See Notes to Financial Statements.	81

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
WI PFA–Fargo-Moorhead	4.00%	3/31/2056	Baa3	$8,480,000	$6,077,775
WI PFA–TRIPS AMT	5.00%	7/1/2042	BBB+	5,250,000	5,210,976
WI Pub Fin Auth–Celanese	4.05%	11/1/2030	BBB	500,000	483,576
Total					310,636,114

Education 4.85%
Build NYC Res Corp–CUNY	5.00%	6/1/2034	Aa2	325,000	330,801
CA Ed Facs–Chapman Univ	5.00%	4/1/2045	A2	5,000,000	5,075,748
CA Sch Fin–Green Dot Charter†	5.00%	8/1/2045	BBB-	1,500,000	1,471,537
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2049	Baa3	1,000,000	934,036
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2054	Baa3	1,030,000	950,601
Carroll Co–KY Util Comp AMT	2.125%	10/1/2034	A1	7,500,000	5,533,947
Chicago Brd Ed	5.00%	12/1/2044	BB	1,750,000	1,701,907
Chicago Brd Ed	5.00%	12/1/2046	BB	3,500,000	3,385,731
Dutchess Co LDC–Bard College†	5.00%	7/1/2045	BB+	1,000,000	910,129
Dutchess Co LDC–Bard College†	5.00%	7/1/2051	BB+	1,500,000	1,334,883
FL HI Ed–Nova Southeastern Univ	5.00%	4/1/2033	A-	1,475,000	1,511,150
FL HI Ed–Nova Southeastern Univ	5.00%	4/1/2036	A-	2,000,000	2,034,825
IA HI Ed–Des Moines Univ	5.00%	10/1/2038	BBB+	2,730,000	2,730,593
IA Higher Ed–Des Moines Univ	5.00%	10/1/2039	BBB+	2,870,000	2,861,858
IA Higher Ed–Des Moines Univ	5.00%	10/1/2040	BBB+	3,535,000	3,503,085
IL Fin Auth–IL Inst of Tech	4.00%	9/1/2037	Baa3	3,135,000	2,683,496
IL Fin Auth–IL Inst of Tech	4.00%	9/1/2039	Baa3	3,295,000	2,760,109
IL Fin Auth–IL Inst of Tech	5.00%	9/1/2040	Baa3	2,020,000	1,948,765
IN Fin Auth–OVEC	4.25%	11/1/2030	Baa3	5,695,000	5,471,103
Iowa St Hi Ed–Des Moines Univ	5.00%	10/1/2047	BBB+	1,800,000	1,721,543
LA PDA–Tulane Univ	5.00%	4/1/2045	A+	5,000,000	5,049,229
LA PFA–Tulane Univ	4.00%	4/1/2050	A+	5,290,000	4,414,115
MA Dfa–Olin Clg	5.00%	11/1/2038	A	5,000,000	5,027,516
MA DFA–Springfield Clg	4.00%	6/1/2035	BBB	1,900,000	1,729,132
MA DFA–Suffolk Univ	5.00%	7/1/2030	Baa2	1,500,000	1,544,852
MA DFA–Suffolk Univ	5.00%	7/1/2032	Baa2	3,750,000	3,825,692
MA DFA–Suffolk Univ	5.00%	7/1/2033	Baa2	1,250,000	1,269,735
MA DFA–Suffolk Univ	5.00%	7/1/2034	Baa2	1,600,000	1,616,547
Maricopa Co Poll Cntrl–So Cal Edison	2.40%	6/1/2035	A-	8,255,000	6,159,447
Miami Dade Cnty Ed Facs–Univ of Miami FL	5.00%	4/1/2053	A2	5,000,000	4,973,809
Nashville Hlth & Ed–Lipscomb U	5.25%	10/1/2058	BBB-	6,065,000	5,889,645
NY Dorm–Mt Sinai Sch Med	5.00%	7/1/2040	A-	5,000,000	5,053,554

82	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
NY Dorm–New School	4.00%		7/1/2052	A3	$3,500,000	$2,729,956
NY Dorm–Pace Univ	5.00%		5/1/2029	BBB-	245,000	245,429
NY Dorm–The New School	4.00%		7/1/2047	A3	3,500,000	2,789,556
NY Dorm–Touro Clg	5.00%		1/1/2047	NR	6,600,000	7,100,807
NY Dorm–Touro Clg	5.50%		1/1/2039	NR	2,450,000	2,538,772
NY Dorm–Yeshiva	5.00%		7/15/2042	BBB-	3,720,000	3,593,087
NY Dorm–Yeshiva	5.00%		7/15/2050	BBB-	8,000,000	7,512,764
OH Air Dev Auth–Duke Energy	4.00%	#(b)	9/1/2030	BBB	4,600,000	4,515,407
Onondaga CO NY–Syracuse Univ	5.00%		12/1/2043	AA-	8,000,000	8,395,626
PA HI Ed–Drexel Univ (AGM)	4.00%		5/1/2041	AA	3,425,000	3,090,770
Univ of CT	5.25%		11/15/2047	A+	8,080,000	8,538,624
Univ of Illinois (AGM)	4.00%		4/1/2038	AA	4,965,000	4,470,154
Univ of North Carolina–Wilmington	5.00%		6/1/2037	A1	7,055,000	7,255,936
WI PFA–Wingate Univ	5.25%		10/1/2038	BBB-	2,220,000	2,159,936
WI PFA–Wingate Univ	5.25%		10/1/2043	BBB-	1,000,000	943,882
WV EDA–Wheeling Pwr AMT	3.00%	#(b)	6/1/2037	A-	2,800,000	2,567,533
Total						163,857,359

Energy 0.42%
Main St Nat Gas–Macquarie	5.00%		5/15/2038	A3	3,745,000	3,746,168
New Mexico Energy Acq Auth–RBC	5.00%	#(b)	11/1/2039	Aa1	10,000,000	10,282,779
Total						14,028,947

Financial Services 0.18%
MA Ed Fin Auth AMT	4.125%		7/1/2046	BBB	5,755,000	4,696,737
NJ Higher Ed Assistance Auth AMT	3.75%		12/1/2031	Aaa	1,580,000	1,539,961
Total						6,236,698

General Obligation 12.16%
Beaverton Sch Dist	5.00%		6/15/2036	AA+	8,000,000	8,377,150
CA State GO	4.00%		9/1/2037	Aa2	5,000,000	4,922,633
CA State GO	5.00%		4/1/2032	Aa2	2,450,000	2,751,644
CA State GO	5.00%		8/1/2038	Aa2	3,700,000	3,871,706
CA State GO	5.25%		8/1/2032	Aa2	7,500,000	7,894,087
Chicago Brd Ed	5.00%		12/1/2029	BB	2,000,000	2,033,776
Chicago Brd Ed	5.00%		12/1/2030	BB	2,070,000	2,097,935
Chicago Brd Ed	5.00%		12/1/2031	BB	1,000,000	1,009,478
Chicago Brd Ed	5.00%		12/1/2032	BB	1,250,000	1,255,140
Chicago Brd Ed	5.00%		12/1/2033	BB	1,750,000	1,753,377

See Notes to Financial Statements.	83

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
Chicago Brd Ed	5.00%	12/1/2036	BB	$1,000,000	$986,059
Chicago Brd Ed	5.00%	12/1/2046	BB	2,000,000	1,937,175
Chicago Brd Ed	5.00%	12/1/2047	BB	6,250,000	5,883,190
Chicago Brd Ed	6.50%	12/1/2046	BB	1,100,000	1,166,246
Chicago Brd Ed†	7.00%	12/1/2046	BB	1,200,000	1,312,792
Chicago Brd Ed (AGM)	5.00%	12/1/2027	AA	1,850,000	1,917,330
Chicago Brd Ed (NPFGC)(FGIC)	Zero Coupon	12/1/2030	Baa2	1,765,000	1,180,675
Chicago GO	4.00%	1/1/2032	BBB+	9,500,000	8,726,734
Chicago GO	4.00%	1/1/2035	BBB+	4,610,000	4,090,188
Chicago GO	5.00%	1/1/2026	BBB+	6,145,000	6,270,782
Chicago GO	5.00%	1/1/2029	BBB+	3,000,000	3,044,740
Chicago GO	5.00%	1/1/2030	BBB+	2,400,000	2,415,757
Chicago GO	5.50%	1/1/2033	BBB+	2,255,000	2,264,213
Chicago GO	5.50%	1/1/2034	BBB+	2,400,000	2,409,805
Chicago GO	5.50%	1/1/2037	BBB+	2,745,000	2,753,342
Chicago GO	5.50%	1/1/2040	BBB+	2,500,000	2,507,597
Chicago GO	5.50%	1/1/2042	BBB+	5,000,000	5,013,102
Chicago GO	5.50%	1/1/2049	BBB+	13,265,000	13,354,228
Chicago GO	5.625%	1/1/2030	BBB+	525,000	535,552
Chicago GO	6.00%	1/1/2038	BBB+	19,430,000	20,102,329
Chicago O’Hare Arpt AMT	5.00%	1/1/2052	A+	9,375,000	9,255,396
Clark Co SD (AGM)	4.00%	6/15/2038	AA	1,200,000	1,134,351
Clark Co SD (AGM)	4.00%	6/15/2040	AA	1,975,000	1,802,264
Cook Co GO	5.00%	11/15/2030	A+	1,000,000	1,048,263
Cook Co GO	5.00%	11/15/2031	A+	2,150,000	2,239,601
Cook Co GO	5.00%	11/15/2034	A+	500,000	515,656
Cook Co GO	5.00%	11/15/2035	A+	1,000,000	1,026,366
CT State GO	3.00%	1/15/2034	Aa3	7,475,000	6,474,300
CT State GO	3.00%	1/15/2038	Aa3	11,425,000	9,206,026
CT State GO	3.00%	6/1/2038	Aa3	1,875,000	1,497,111
CT State GO	3.00%	6/1/2039	Aa3	2,190,000	1,702,625
CT State GO	3.00%	6/1/2040	Aa3	1,625,000	1,238,353
CT State GO	4.00%	6/1/2037	Aa3	1,000,000	933,768
CT State GO	4.00%	6/15/2037	Aa3	975,000	911,426
CT State GO	4.00%	6/1/2039	Aa3	600,000	554,712
CT State GO	5.00%	6/15/2032	Aa3	1,250,000	1,340,131
CT State GO	5.00%	6/15/2033	Aa3	1,250,000	1,332,655

84	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
CT State GO	5.00%	4/15/2036	Aa3	$1,150,000	$1,221,152
CT State GO	5.00%	6/15/2038	Aa3	1,000,000	1,050,617
CT State GO	5.00%	4/15/2039	Aa3	1,650,000	1,728,049
Hamilton Co Sch Dist GO	4.00%	1/15/2055	Aa2	7,000,000	6,082,347
Hillsborough Co	3.25%	8/1/2048	AAA	7,690,000	5,766,290
IL State GO	4.00%	10/1/2032	BBB+	2,000,000	1,867,465
IL State GO	4.00%	10/1/2033	BBB+	2,500,000	2,284,631
IL State GO	4.00%	10/1/2038	BBB+	2,500,000	2,142,733
IL State GO	4.00%	10/1/2039	BBB+	7,500,000	6,359,209
IL State GO	4.00%	11/1/2043	BBB+	1,470,000	1,196,083
IL State GO	4.00%	11/1/2044	BBB+	2,745,000	2,212,547
IL State GO	4.25%	10/1/2045	BBB+	6,000,000	4,990,548
IL State GO	5.00%	3/1/2033	BBB+	5,000,000	5,047,623
IL State GO	5.00%	1/1/2035	BBB+	6,200,000	6,151,923
IL State GO	5.00%	5/1/2038	BBB+	4,515,000	4,436,238
IL State GO	5.00%	1/1/2041	BBB+	3,580,000	3,469,346
IL State GO	5.50%	5/1/2030	BBB+	5,345,000	5,645,747
IL State GO	5.50%	7/1/2033	BBB+	9,470,000	9,515,859
IL State GO	5.50%	7/1/2038	BBB+	5,345,000	5,357,667
IL State GO	5.50%	5/1/2039	BBB+	8,250,000	8,402,971
IL State GO(e)	5.50%	10/1/2039	NR	6,000,000	6,138,500
IL State GO	5.50%	3/1/2042	BBB+	5,250,000	5,316,974
IL State GO	5.50%	3/1/2047	BBB+	10,950,000	11,005,287
IL State GO	5.75%	5/1/2045	BBB+	2,600,000	2,658,270
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2056	AA	500,000	514,790
King Co Pub Hsp–Snoqualmie Vly Hsp	5.00%	12/1/2038	NR	5,000,000	4,615,026
Los Angeles USD	4.00%	7/1/2032	Aa3	3,750,000	3,807,844
Luzerne Co GO (AGM)	5.00%	11/15/2029	AA	4,215,000	4,389,002
MA State GO	3.00%	2/1/2048	Aa1	12,500,000	8,978,811
MI Strategic Fund–I-75 AMT (AGM)	4.25%	12/31/2038	AA	2,500,000	2,214,672
NJ State GO	4.00%	6/1/2031	A2	6,825,000	6,883,019
NJ Trans Trust Fund	Zero Coupon	12/15/2029	A3	15,365,000	11,086,227
NYC GO	5.00%	8/1/2027	AA	6,575,000	6,672,167
NYC GO	5.25%	9/1/2043	AA	6,500,000	6,976,186
NYC GO	5.50%	5/1/2046	AA	2,675,000	2,910,633
NYC GO TCRS (BAM)	3.00%	3/1/2051	AA	5,000,000	3,487,773
PA State GO	4.00%	9/15/2030	Aa3	10,000,000	10,087,418

See Notes to Financial Statements.	85

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
General Obligation (continued)
PA State GO	4.00%		3/1/2037	Aa3		$4,255,000	$4,140,790
Philadelphia GO	5.00%		8/1/2036	A		8,990,000	9,350,987
Philadelphia GO	5.00%		8/1/2037	A		3,250,000	3,375,200
Philadelphia Sch Dist	4.00%		9/1/2038	A1		2,200,000	2,008,213
Philadelphia Sch Dist	4.00%		9/1/2039	A1		5,600,000	5,084,128
Philadelphia Sch Dist	5.00%		9/1/2037	A1		1,200,000	1,225,998
PR Comwlth GO	Zero Coupon		7/1/2024	NR		123,388	113,467
PR Comwlth GO	Zero Coupon		7/1/2033	NR		74,906	41,417
PR Comwlth GO	Zero Coupon		11/1/2043	NR		1,840,169	922,385
PR Comwlth GO	4.00%		7/1/2033	NR		2,069,029	1,824,127
PR Comwlth GO	4.00%		7/1/2035	NR		1,031,707	884,476
PR Comwlth GO	4.00%		7/1/2037	NR		5,034,693	4,144,464
PR Comwlth GO	4.00%		7/1/2046	NR		5,000,000	3,757,952
PR Comwlth GO	5.25%		7/1/2023	NR		1,706,025	1,714,034
PR Comwlth GO	5.375%		7/1/2025	NR		5,160,996	5,214,849
PR Comwlth GO	5.625%		7/1/2027	NR		407,273	416,246
PR Comwlth GO	5.625%		7/1/2029	NR		400,666	410,484
PR Comwlth GO	5.75%		7/1/2031	NR		389,162	397,565
San Francisco Arpt AMT	5.25%		5/1/2042	A+		4,000,000	4,053,436
Stockton USD (AGM)	5.00%		7/1/2028	AA		750,000	750,670
Sweetwater UHSD (BAM)	5.00%		8/1/2027	AA		500,000	512,940
Tuscaloosa Co Brd of Ed	5.00%		8/1/2046	AA-		5,000,000	5,305,063
Union Co Util Auth–Covanta GTD AMT	4.75%		12/1/2031	AA+		3,970,000	3,973,478
Wilkes Barre PA School District (BAM)	5.00%		4/15/2059	AA		2,500,000	2,608,266
Total							410,954,045

Health Care 13.89%
Allegheny County Health Network	4.00%		4/1/2037	A		3,120,000	2,844,927
Allen Co–Bon Secours Mercy Hlth	5.00%		12/1/2046	A+		8,000,000	8,002,427
Antelope Valley Hlth	5.00%		3/1/2041	BBB		3,000,000	2,789,094
Antelope Valley Hlth	5.00%		3/1/2046	BBB		2,615,000	2,330,495
Appalachian Regl Hlth	4.00%		7/1/2046	BBB		1,380,000	1,103,578
Appalachian Regl Hlth	4.00%		7/1/2056	BBB		1,125,000	847,365
Baltimore Co–Riderwood Village	4.00%		1/1/2045	A	(f)	5,250,000	4,738,185
Baltimore Co–Riderwood Village	4.00%		1/1/2050	A	(f)	1,500,000	1,325,569
Berks Co IDA–Tower Hlth	4.00%		11/1/2038	BB-		5,000,000	3,215,060
Berks Co IDA–Tower Hlth	5.00%		11/1/2036	BB-		5,000,000	3,749,443
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		2,680,000	2,515,378

86	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Health Care (continued)
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	$605,000	$510,163
Berks Co IDA–Tower Hlth	5.00%		11/1/2044	BB-	10,000,000	6,968,331
CA Hlth–Cedars-Sinai Med Ctr	3.00%		8/15/2051	AA-	7,545,000	5,227,138
CA Hlth–Sutter Hlth	4.00%		11/15/2042	A1	2,000,000	1,790,394
CA Muni Fin–Cmnty Med Ctrs	5.00%		2/1/2047	A-	6,940,000	6,884,317
CA Stwde–Eskaton Pptys	5.25%		11/15/2034	BBB-	1,875,000	1,866,650
CA Stwde–Huntington Memorial Hosp	4.00%		7/1/2048	AA-	4,500,000	3,910,344
CA Stwde–John Muir Hlth	4.00%		12/1/2057	A+	2,500,000	2,070,717
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2043	BB-	4,510,000	4,335,780
CA Stwde–Loma Linda Univ Med Ctr	5.50%		12/1/2054	BB-	6,875,000	6,914,158
CA Stwde–Loma Linda Univ Med Ctr†	5.50%		12/1/2058	BB-	3,375,000	3,249,969
City of Grand Forks-Altru Health	4.00%		12/1/2046	Baa2	1,125,000	892,005
CO Hlth Fac Auth–CommonSpirit	4.00%		8/1/2038	A-	1,875,000	1,668,400
CO Hlth Facs-Adventhealth Obligated	4.00%		11/15/2043	AA	20,000,000	17,821,792
CO Hlth Facs–CommonSpirit	5.00%		8/1/2044	A-	3,000,000	2,910,757
Crawford Hsp Auth–Meadville Med	6.00%		6/1/2046	NR	950,000	957,209
Crawford Hsp Auth–Meadville Med	6.00%		6/1/2051	NR	1,115,000	1,121,623
CT Hlth–Nuvance	4.00%		7/1/2049	BBB+	9,325,000	7,136,794
CT Hlth & Ed–Nuvance Hlth	4.00%		7/1/2041	BBB+	10,920,000	8,847,882
CT Hlth & Ed–Yale New Haven Hsp	5.00%		7/1/2028	AA-	500,000	512,431
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2057	BBB	1,000,000	937,175
Cuyahoga Co Hsp–Metrohealth	5.50%		2/15/2052	BBB	8,925,000	9,033,358
Cuyahoga Co Hsp–Metrohealth	5.50%		2/15/2057	BBB	5,250,000	5,303,540
Denver Hlth & Hsp Auth	5.25%		12/1/2045	BBB	700,000	700,714
Duluth Econ Dev Auth–Essentia Health	5.25%		2/15/2053	A-	2,870,000	2,873,292
Duluth Econ Dev Auth–Essentia Health	5.25%		2/15/2058	A-	22,000,000	22,025,236
Duluth EDA–Essentia Hlth	5.00%		2/15/2053	A-	5,000,000	4,912,470
Duluth EDA–St Lukes Hsp	5.25%		6/15/2052	BBB-	5,000,000	4,731,272
Fairview Health Services	5.00%		11/15/2049	A	5,400,000	5,330,049
FL DFC–UF Health Jacksonville (AGM)	4.00%		2/1/2046	AA	2,360,000	2,014,773
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%		2/15/2030	A	3,345,000	3,502,995
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%		2/15/2032	A	5,545,000	5,762,760
Genesee Co-Rochester Reg Hlth	5.25%		12/1/2052	BBB+	4,000,000	3,851,135
Greenville Hlth Sys	5.00%		5/1/2034	A	3,970,000	3,994,753
Guadalupe Co–Seguin City Hsp	5.00%		12/1/2045	BB	2,000,000	1,796,306
Hillsborough Co IDA–Tampa General	4.00%		8/1/2045	Baa1	9,280,000	7,479,720
Lee Memorial Hlth System	4.00%		4/1/2049	A+	5,500,000	4,645,747

See Notes to Financial Statements.	87

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
MA DFA–Boston Med Ctr	5.00%	7/1/2031	BBB		$1,980,000	$2,021,065
MA DFA–Boston Med Ctr	5.00%	7/1/2035	BBB		5,115,000	5,156,736
MA DFA–CareGroup	5.00%	7/1/2048	A		4,000,000	3,965,636
MA DFA–Partners Hlth	4.00%	7/1/2041	AA-		4,000,000	3,645,413
MA DFA–Wellforce Hlth	4.00%	7/1/2035	BBB+		2,000,000	1,796,253
MA DFA–Wellforce Hlth	5.00%	7/1/2039	BBB+		2,685,000	2,650,344
MA DFA–Wellforce Hlth (AGM)	4.00%	10/1/2045	AA		1,685,000	1,438,282
Martin Co Hlth–Cleveland Clinic	4.00%	1/1/2046	AA		5,000,000	4,388,242
MD Hlth & HI Ed–Adventist	5.50%	1/1/2046	Baa3		16,615,000	16,754,501
MD Hlth & HI Ed–Doctors	5.00%	7/1/2038	A3		7,080,000	7,074,410
MD Hlth & HI Ed–Mercy Med Ctr	5.00%	7/1/2036	BBB+		1,320,000	1,327,874
MD Hlth & HI Ed–Mercy Med Ctr	5.00%	7/1/2038	BBB+		2,250,000	2,248,224
MI Fin Auth–Trinity Health	4.00%	12/1/2049	AA-		6,000,000	5,190,708
MI Hosp Fin Auth–Ascension Hlth	5.00%	11/15/2047	AA+		4,000,000	4,028,191
Montgomery Co–Dayton Childrens Hosp	4.00%	8/1/2051	A1		7,000,000	5,966,853
Montgomery Co Hgr Ed–Thomas Jeff U	4.00%	9/1/2049	A		3,960,000	3,347,448
Montgomery Co Hosp–Premier	4.00%	11/15/2042	Baa1		8,440,000	7,083,675
Montgomery Co IDA–Whitemarsh	5.375%	1/1/2050	NR		1,070,000	1,002,458
MT St Fac Fin Auth–Kalispell Med Ctr	5.00%	7/1/2043	BBB		4,000,000	3,942,689
MT St Fac Fin Auth–Kalispell Med Ctr	5.00%	7/1/2048	BBB		5,760,000	5,557,882
Muskingum Co Hsp–Genesis Hlthcare	5.00%	2/15/2044	BB+		2,650,000	2,352,578
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2034	A-		1,100,000	1,110,653
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2029	A-		1,000,000	1,017,390
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2030	A-		580,000	589,681
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2031	A-		1,620,000	1,645,233
NE Ed Hlth–Immanuel	4.00%	1/1/2049	AA	(f)	10,000,000	8,522,464
Niagara Area Dev Corp–Catholic Hlth	5.00%	7/1/2052	BB+		1,500,000	1,198,743
NJ Hlth–St Peters Univ Hsp	5.75%	7/1/2037	BBB-		4,900,000	4,913,467
NJ Hlth–Univ Hosp (AGM)	5.00%	7/1/2029	AA		135,000	139,410
NY Dorm–Montefiore	4.00%	8/1/2036	BBB-		1,450,000	1,210,933
NY Dorm–Montefiore	4.00%	8/1/2038	BBB-		4,725,000	3,870,188
NY Dorm–Montefiore	5.00%	8/1/2033	BBB-		1,140,000	1,092,805
NY Dorm–Montefiore	5.00%	8/1/2034	BBB-		1,010,000	960,013
NY Dorm–Montefiore	5.00%	8/1/2035	BBB-		1,000,000	939,466
NY Dorm–Montefiore Ob Group	5.00%	8/1/2030	BBB-		4,540,000	4,476,454
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2031	BBB-		1,300,000	1,287,876
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2040	BBB-		1,300,000	1,188,157

88	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
NY Dorm-Montefiore Medical Center	5.00%	8/1/2028	BBB-		$3,055,000	$3,064,960
NY Dorm Norwell Health(g)	5.00%	5/1/2052	A3		33,500,000	33,172,993
OK DFA–OU Med	5.50%	8/15/2052	Ba2		8,590,000	7,335,573
OK DFA–OU Med (AGM)	4.00%	8/15/2048	AA		4,000,000	3,380,931
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2049	AA		4,500,000	3,827,082
Oroville–Oroville Hsp	5.25%	4/1/2039	B+		1,000,000	963,154
Oroville–Oroville Hsp	5.25%	4/1/2054	B+		1,000,000	890,536
PA Econ Dev–Univ Pitt Med Ctr	3.00%	10/15/2038	A		4,725,000	3,588,356
PA Hi Ed–U Penn Hlth	4.00%	8/15/2049	AA		7,000,000	6,028,525
PA HI Ed–UPenn Hlth Sys	4.00%	8/15/2044	AA		3,055,000	2,696,806
Palm Beach Co Hlth–Lifespace	5.00%	5/15/2053	BBB	(f)	2,375,000	2,020,400
Palomar Hlth	5.00%	11/1/2036	BBB		6,025,000	6,012,569
Palomar Hlth	5.00%	11/1/2039	BBB		5,500,000	5,440,677
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2031	BBB		1,000,000	1,025,321
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2032	BBB		1,000,000	1,021,469
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2033	BBB		2,950,000	3,001,602
Roanoke EDA–Carilion Clinic	3.00%	7/1/2045	AA-		6,956,000	4,928,953
Savannah Hosp–St.Joseph’s/Candler	4.00%	7/1/2043	A2		5,000,000	4,370,764
Savannah Hosp Auth–St.Joseph’s/Candler	4.00%	7/1/2039	A2		4,500,000	4,059,437
Tampa Hlth & Ed–Moffit Cancer	4.00%	7/1/2045	A2		4,855,000	4,180,782
Tarrant Cnty TX Cultural Edu Fac(g)	5.00%	7/1/2053	A1		9,550,000	9,454,862
UCal Med Ctr	5.25%	5/15/2038	AA-		660,000	663,913
VT Ed & Hlth–Univ of VT Med Ctr	5.00%	12/1/2035	A		4,500,000	4,566,038
WA Hlth Care–Overlake Hsp	5.00%	7/1/2038	A		4,000,000	4,000,576
Westchester Co LDC–Westchester Med Ctr	6.00%	11/1/2030	Baa2		110,000	110,128
Westchester Co LDC–Westchester Med Ctr	6.125%	11/1/2037	Baa2		30,000	30,061
WI Hlth & Ed–Marshfield Hlth Sys	4.00%	2/15/2050	A-		5,580,000	4,618,278
WI Hlth & Ed–Sauk-Prarie Mem Hsp	5.375%	2/1/2048	Ba3		840,000	841,370
WI PFA–ACTS	5.00%	11/15/2041	A-	(f)	1,125,000	1,133,147
WI PFA–Alabama Proton†	6.85%	10/1/2047	NR		1,410,000	1,127,387	(c)
WI PFA–Cone Health	5.00%	10/1/2052	AA-		8,750,000	8,761,037
Total						469,373,752

Housing 2.32%
CA HFA–MFH	3.25%	8/20/2036	BBB		7,406,184	6,345,169
CA HFA–MFH	3.50%	11/20/2035	BBB+		5,722,352	4,947,343
CA HFA–MFH	4.00%	3/20/2033	BBB+		14,147,543	13,464,825
CA HFA–MFH	4.25%	1/15/2035	BBB+		6,678,893	6,405,045

See Notes to Financial Statements.	89

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Housing (continued)
CA Muni Fin–Caritas Affordable Hsg	5.25%	8/15/2039	A-	$650,000	$656,675
CA Muni Fin–UC Berkeley Hsg	5.00%	6/1/2050	Baa3	1,410,000	1,366,691
CSCDA–Jefferson-Anaheim†	3.125%	8/1/2056	NR	4,500,000	2,891,481
CSCDA–Pasadena†	4.00%	12/1/2056	NR	3,250,000	2,149,999
CSCDA-Waterscape†	4.00%	9/1/2046	NR	1,000,000	704,080
Fed Home Loan Mtg Corp	4.60%	12/15/2044	AA+	5,485,000	5,502,545
LA Pub Facs Auth–Provident LSU	5.00%	7/1/2059	A3	2,500,000	2,465,128
MI HDA	3.60%	10/1/2060	AA	6,330,000	4,714,488
NH National Fin Auth	4.00%	10/20/2036	NR	11,000,000	9,625,444
NH National Fin Auth–Hsg Sec	4.375%	9/20/2036	BBB	5,483,121	4,996,826
NY Dorm–SUNY	3.00%	7/1/2045	Aa3	5,037,000	3,551,313
Phoenix IDA–ASU Std Hsg	5.00%	7/1/2037	Baa3	1,000,000	956,674
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2034	BBB-	1,000,000	979,870
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2039	BBB-	1,500,000	1,414,946
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2046	BBB-	1,000,000	908,335	(c)
WA St HFC	3.50%	12/20/2035	BBB+	4,904,462	4,165,431
Total					78,212,308

Lease Obligations 4.18%
Erie Co IDA–Buffalo Sch Dist	5.00%	5/1/2026	AA	6,430,000	6,495,120
IL Sports Facs Auth (AGM)	5.00%	6/15/2027	AA	3,500,000	3,590,462
IL Sports Facs Auth (AGM)	5.00%	6/15/2028	AA	865,000	885,200
IN Fin Auth–Stadium	5.25%	2/1/2032	AA+	5,000,000	5,223,487
KY Bond Dev Corp–Lexington Conv	4.00%	9/1/2048	A+	6,645,000	5,900,444
Los Angeles Co Pub Wks–LACMA Bldg	5.00%	12/1/2045	AA+	6,240,000	6,701,107
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2032	A-	3,575,000	2,163,109
MI Fin Auth–Wayne Co Criminal Justice	4.00%	11/1/2048	Aa3	3,500,000	3,036,021
MI St Bldg Auth	4.00%	4/15/2054	Aa2	6,500,000	5,654,296
NJ Ed Facs–Higher Ed	4.00%	9/1/2029	A3	5,445,000	5,312,058
NJ EDA–Bldgs	5.00%	6/15/2036	A3	1,285,000	1,294,804
NJ EDA–Bldgs	5.00%	6/15/2047	A3	6,050,000	5,992,639
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB+	7,500,000	7,523,479
NJ EDA–Sch Facs	5.00%	6/15/2041	A3	5,050,000	5,010,439
NJ EDA–Sch Facs	5.00%	6/15/2042	A3	4,930,000	4,887,352
NJ EDA–Sch Facs (NPFGC)(FGIC)	5.50%	9/1/2029	A3	7,500,000	8,227,422
NJ EDA–State House	5.00%	6/15/2043	A3	4,500,000	4,458,302
NJ EDA–Transit	5.00%	11/1/2044	A3	5,500,000	5,449,278

90	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Lease Obligations (continued)
NJ Trans Trust Fund	Zero Coupon		12/15/2028	A3	$10,000,000	$7,595,524
NJ Trans Trust Fund	Zero Coupon		12/15/2031	A3	1,935,000	1,249,745
NJ Trans Trust Fund	Zero Coupon		12/15/2037	A3	3,390,000	1,517,304
NJ Trans Trust Fund	Zero Coupon		12/15/2038	A3	6,760,000	2,830,985
NJ Trans Trust Fund	4.00%		12/15/2031	A3	2,125,000	2,037,643
NJ Trans Trust Fund	5.00%		6/15/2030	A+	3,000,000	3,095,467
NJ Trans Trust Fund	5.00%		6/15/2031	A+	2,400,000	2,465,142
NJ Trans Trust Fund	5.00%		6/15/2033	A3	4,565,000	4,680,886
NJ Trans Trust Fund	5.00%		12/15/2035	A3	4,200,000	4,244,487
NJ Trans Trust Fund	5.00%		12/15/2036	A3	3,500,000	3,528,626
NJ Trans Trust Fund	5.00%		6/15/2046	A3	14,595,000	14,465,601
NYC TFA–Bldg Aid	5.00%		7/15/2035	AA	545,000	577,755
St Louis Fin Corp–Convention Center (AGM)	5.00%		10/1/2045	AA	2,500,000	2,530,923
St Louis Fin Corp–Convention Center (AGM)	5.00%		10/1/2049	AA	2,625,000	2,651,126
Total						141,276,233

Other Revenue 2.80%
CA Infra & Econ Dev–Acad Motion Pict	5.00%		11/1/2041	Aa2	2,500,000	2,527,387
CA Infra & Econ Dev–Museum of Nat Hist	4.00%		7/1/2050	A2	4,000,000	3,534,894
CA Sch Fin–Aspire†	4.00%		8/1/2061	BBB	3,275,000	2,434,913
CA Sch Fin Auth–Green Dot Charter†	5.00%		8/1/2048	BBB-	1,650,000	1,567,435
City of Miami Beach–Parking Revs (BAM)	5.00%		9/1/2040	AA	2,000,000	2,065,866
Clifton Higher Ed–IDEA Pub Schs	5.00%		8/15/2042	A-	275,000	275,079
Clifton Higher Ed–IDEA Pub Schs	6.00%		8/15/2043	A-	1,000,000	1,014,015
Clifton Higher Ed–Intl Ldrshp Sch	6.125%		8/15/2048	NR	7,825,000	7,954,398
DC Rev–Friendship Pub Chtr Sch	5.00%		6/1/2041	BBB	1,935,000	1,878,949
FL DFC–Mater Admy	5.00%		6/15/2050	BBB	2,135,000	2,076,688
FL DFC–Mater Admy	5.00%		6/15/2055	BBB	1,500,000	1,429,488
Grand River Hosp Dist (AGM)	5.25%		12/1/2034	AA	1,000,000	1,027,395
Grand River Hosp Dist (AGM)	5.25%		12/1/2035	AA	1,000,000	1,020,576
Grand River Hosp Dist (AGM)	5.25%		12/1/2037	AA	1,160,000	1,180,643
IL Fin Auth–Noble Chrter Schs	6.125%		9/1/2039	BBB	6,000,000	6,082,056
Indianapolis Local Pub Impt Bd Bk	5.00%		2/1/2031	AA-	7,120,000	7,248,022
KY Public Energy Auth–Peak Energy	4.00%	#(b)	2/1/2050	A1	11,660,000	11,350,328
Long Beach Nat Gas–ML	3.396%	#(b)	11/15/2027	A2	9,000,000	8,553,909
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	2,000,000	1,973,867
Main St Nat Gas–Macquarie	5.00%		5/15/2037	A3	2,990,000	3,008,257
Main St Nat Gas–Macquarie	5.00%		5/15/2043	A3	3,250,000	3,179,364

See Notes to Financial Statements.	91

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue (continued)
Main St Nat Gas–Macquarie	5.00%	5/15/2049	A3	$6,900,000	$6,617,290
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2049	BB+	1,165,000	1,056,617
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2054	BB+	1,000,000	893,714
MI Fin Auth–Bradford Admy	4.30%	9/1/2030	NR	300,000	266,502
MI Fin Auth–Bradford Admy	4.80%	9/1/2040	NR	565,000	457,512
MI Fin Auth–Bradford Admy	5.00%	9/1/2050	NR	925,000	715,135
Middlesex Co Impt Auth–Heldrich Ctr	6.125%	1/1/2025	NR	1,250,000	25,000
Middlesex Co Impt Auth–Heldrich Ctr	6.25%	1/1/2037	NR	1,700,000	34,000
MSR Energy Auth–Citi	6.125%	11/1/2029	BBB+	2,090,000	2,271,012
NJ EDA–Team Academy	6.00%	10/1/2043	BBB	3,500,000	3,549,931
NYC Cultural–Lincoln Center	4.00%	12/1/2033	A	2,000,000	1,914,735
NYC Cultural–Lincoln Center	4.00%	12/1/2035	A	1,750,000	1,619,833
NYC Cultural–Lincoln Center	5.00%	12/1/2031	A	1,250,000	1,367,349
PR Comwlth GO	Zero Coupon	11/1/2051	NR	5,142,778	2,320,679
Total					94,492,838

Pre-Refunded 0.03%
Philadelphia Sch Dist	5.00%	9/1/2038	NR	5,000	5,321
Philadelphia Sch Dist	5.00%	9/1/2038	A1	995,000	1,012,979
Total					1,018,300

Special Tax 1.83%
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	1,845,000	1,805,574
Allentown Neighborhood Impt–City Center†	5.25%	5/1/2042	NR	3,250,000	2,994,824
Atlanta Urban Dev Agency-Atlanta Beltline†	3.625%	7/1/2042	NR	1,850,000	1,489,002
Atlanta Urban Dev Agency-Atlanta Beltline†	3.875%	7/1/2051	NR	3,325,000	2,572,757
CT Spl Tax–Trans Infra	5.00%	8/1/2034	AA-	3,600,000	3,730,448
CT Spl Tax–Trans Infra	5.00%	1/1/2037	AA-	7,000,000	7,385,098
CT Spl Tax–Trans Infra	5.00%	1/1/2038	AA-	4,250,000	4,476,324
Gramercy Farms CDD~	Zero Coupon	5/1/2039	NR	2,965,000	1,541,800
Gramercy Farms Cmnty Dev Dist(d)	5.25%	5/1/2039	NR	1,340,000	214	(c)
Inland Valley Redev Agy	5.25%	9/1/2037	A	4,875,000	4,958,775
Irvine CFD–Great Park	5.00%	9/1/2044	NR	500,000	502,418
NJ EDA–Kapkowski Rd Landfill	6.50%	4/1/2028	Baa2	2,235,249	2,209,937
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2034	AA	1,000,000	837,706
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2046	AA	4,450,000	3,058,139
PA COPS	4.00%	7/1/2046	A	2,375,000	2,066,944
Rancho Cucamonga Redev Agy (AGM)	5.00%	9/1/2030	AA	1,500,000	1,543,285

92	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Special Tax (continued)
Rancho Cucamonga Redev Agy (AGM)	5.00%	9/1/2031	AA		$1,400,000	$1,439,892
River Islands PFA–CFD 2003 (AGM)	5.25%	9/1/2052	AA		2,500,000	2,629,310
Riverside RDA–Housing	8.50%	10/1/2041	A		11,195,000	13,308,859
Stone Canyon CID(d)	5.70%	4/1/2022	NR		1,000,000	260,000
Stone Canyon CID(d)	5.75%	4/1/2027	NR		1,300,000	338,000
Village CDD #13	3.00%	5/1/2041	NR		1,250,000	869,131
Village CDD #13	3.25%	5/1/2052	NR		2,750,000	1,794,169
Total						61,812,606

Tax Revenue 5.89%
Bay Area Rapid Transit Dist	3.00%	8/1/2042	Aaa		5,180,000	4,115,191
Casino Reinv Dev Auth	5.25%	11/1/2039	Baa2		3,300,000	3,346,759
Casino Reinv Dev Auth	5.25%	11/1/2044	Baa2		1,950,000	1,973,600
Chicago Brd Ed–CIT	5.00%	4/1/2042	A	(f)	1,800,000	1,805,898
Chicago Trans Auth	5.00%	12/1/2046	A+		2,835,000	2,839,646
Chicago Trans Auth	5.00%	12/1/2052	A+		6,500,000	6,366,920
Chicago Trans Auth	5.25%	12/1/2049	AA		10,000,000	10,199,799
Compton Community Redevelopment Agency Successor Agency (AGM)	5.00%	8/1/2042	AA		1,250,000	1,262,549
Cook Co Sales Tax	4.00%	11/15/2034	AA-		3,750,000	3,724,816
CT Spl Tax–Trans Infra	4.00%	5/1/2039	AA-		3,150,000	2,959,589
Guam–Business Privilege Tax	4.00%	1/1/2042	Ba1		1,500,000	1,214,925
Lower Colo Riv Auth–Transmn Contract(e)	6.00%	5/15/2052	NR		1,700,000	1,893,121
MA Sch Bldg Auth–Sales Tax	4.00%	2/15/2043	AA		1,000,000	912,442
Met Pier & Expo Auth–McCormick Place	5.50%	6/15/2053	A-		4,415,000	4,419,218
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2030	A-		10,535,000	7,162,776
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2036	A-		10,000,000	4,755,661
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2037	A-		15,000,000	6,713,736
Met Pier & Expo Auth–McCormick Place TCRS (BAM)	5.00%	6/15/2053	AA		915,000	943,990
NY Dorm–PIT	3.00%	3/15/2041	AA+		4,400,000	3,373,551
NY Dorm–PIT	3.00%	3/15/2050	AA+		5,000,000	3,499,921
NY UDC–PIT	3.00%	3/15/2047	AA+		3,740,000	2,673,786
NY UDC–PIT	3.00%	3/15/2048	AA+		9,590,000	6,798,958
NY UDC–PIT	4.00%	3/15/2042	Aa1		5,000,000	4,539,491
NY UDC–PIT	5.00%	3/15/2033	AA+		750,000	755,163

See Notes to Financial Statements.	93

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tax Revenue (continued)
NY UDC Sales Tax	5.00%	3/15/2040	Aa1		$10,935,000	$11,405,523
NYC TFA–Future Tax	3.00%	5/1/2045	AAA		7,000,000	5,115,020
NYC TFA–Future Tax	4.00%	5/1/2037	AAA		3,000,000	2,871,711
NYC TFA–Future Tax	4.00%	2/1/2041	AAA		4,500,000	4,186,536
NYC TFA–Future Tax	4.00%	8/1/2042	AAA		1,000,000	922,539
NYC TFA–Future Tax	4.00%	5/1/2044	AAA		1,000,000	910,815
NYC TFA–Future Tax	5.00%	2/1/2036	AAA		1,000,000	1,017,071
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR		1,271,000	915,455
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR		2,122,000	1,351,985
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR		2,549,000	1,435,731
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR		2,523,000	413,874
PR Corp Sales Tax	4.329%	7/1/2040	NR		5,803,000	5,026,987
PR Corp Sales Tax	4.329%	7/1/2040	NR		5,253,000	4,550,537
PR Corp Sales Tax	4.536%	7/1/2053	NR		39,000	32,209
PR Corp Sales Tax	4.55%	7/1/2040	NR		129,000	114,949
PR Corp Sales Tax	4.75%	7/1/2053	NR		4,895,000	4,192,869
PR Corp Sales Tax	5.00%	7/1/2058	NR		6,033,000	5,341,029
Reno Cap Impt (AGM)	4.00%	6/1/2043	AA		4,725,000	4,126,093
Reno Cap Impt (AGM)	4.00%	6/1/2046	AA		6,800,000	5,826,076
San Leandro USD(e)	5.25%	8/1/2048	A1		10,500,000	11,213,800
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2		175,000	168,400
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2		750,000	658,331
Triborough Brdg & Tunl–Payroll Mobility Tax	5.00%	5/15/2051	AA+		6,555,000	6,713,866
Triborough Brdg & Tunl–Payroll Mobility Tax	5.00%	5/15/2052	AA+		3,000,000	3,126,362
Triborough Brdg & Tunl–Sales Tax	5.25%	5/15/2052	AA+		10,335,000	10,946,885
Triborough Brdg & Tunl–Sales Tax	5.25%	5/15/2057	AA+		2,500,000	2,637,619
Triborough Brdg & Tunl–Sales Tax	5.25%	5/15/2062	AA+		7,905,000	8,307,440
USVI Matching Fund	5.00%	10/1/2032	NR		1,500,000	1,529,073
VA Small Bus Fin–NTL Senior Lvg	4.00%	1/1/2045	A	(f)	4,000,000	3,365,923
VT Edu Loan	3.375%	6/15/2036	A		2,620,000	2,453,485
Total						199,129,699

Tobacco 3.35%
Buckeye Tobacco	5.00%	6/1/2055	NR		33,915,000	28,530,580
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-		195,000	184,558
MI Tob Settlement	Zero Coupon	6/1/2058	NR		25,000,000	1,037,500
MI Tob Settlement	4.00%	6/1/2049	BBB+		4,000,000	3,232,614
MI Tob Settlement	5.00%	6/1/2049	BBB-		5,355,000	5,039,387

94	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tobacco (continued)
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR		$20,000,000	$913,266
PA Tob Settlement (AGM)	4.00%	6/1/2039	AA		15,000,000	13,984,835
Railsplitter Tob Settlement Auth	5.00%	6/1/2027	A		3,325,000	3,457,584
Sacramento Co Tobacco	4.00%	6/1/2036	A-		1,050,000	971,041
Sacramento Co Tobacco	4.00%	6/1/2038	A-		1,000,000	907,637
Sacramento Co Tobacco	4.00%	6/1/2040	A-		1,000,000	891,893
Sacramento Co Tobacco	4.00%	6/1/2049	BBB+		2,250,000	1,832,068
San Diego Co Tobacco	5.00%	6/1/2048	BBB+		3,500,000	3,425,470
San Diego Co Tobacco	5.00%	6/1/2048	BBB-		8,505,000	8,012,433
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB+		2,000,000	1,628,456
Tobacco Settlement Auth WA	5.25%	6/1/2032	A-		460,000	460,415
Tobacco Settlement Fin Corp LA	5.25%	5/15/2035	A-		2,310,000	2,353,612
Tobacco Settlement Fin Corp NJ	3.20%	6/1/2027	BBB+		5,000	4,968
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2031	A		4,605,000	4,734,089
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2033	A-		1,000,000	1,019,873
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+		14,300,000	14,025,532
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-		7,540,000	6,994,709
TSASC	5.00%	6/1/2023	B-		3,400,000	3,379,775
TSASC	5.00%	6/1/2035	A-		1,390,000	1,413,522
TSASC	5.00%	6/1/2048	NR		5,550,000	4,769,309
Total						113,205,126

Transportation 22.40%
AL Port Auth (AGM)	5.00%	10/1/2036	AA		750,000	786,139
AL Port Auth AMT (AGM)	5.00%	10/1/2034	AA		2,000,000	2,064,458
AL Port Auth AMT (AGM)	5.00%	10/1/2035	AA		2,000,000	2,061,901
Alameda Corridor Trsp Auth CR (AGM)	5.00%	10/1/2034	AA		3,650,000	3,751,406
Atlanta Arpt–PFC AMT	5.00%	1/1/2028	Aa3		2,000,000	2,038,299
Atlanta Arpt–PFC AMT	5.00%	1/1/2031	Aa3		4,000,000	4,069,365
Atlanta Arpt PFC AMT	4.00%	7/1/2039	Aa3		2,250,000	2,031,121
Bay Area Toll Auth	4.00%	4/1/2049	AA-		4,860,000	4,303,028
CA Muni Fin–LINXS AMT	4.00%	12/31/2047	BBB-	(f)	14,450,000	11,734,987
CA Muni Fin–LINXS CR (AGM) AMT	4.00%	12/31/2047	AA		3,630,000	3,095,258
CA Muni Fin Auth–LINXS AMT	5.00%	12/31/2038	BBB-	(f)	5,000,000	4,995,979
Canaveral FL Port Auth AMT	5.00%	6/1/2045	A3		4,630,000	4,702,239
Canaveral Port Auth	5.00%	6/1/2048	A3		4,890,000	4,940,177
Central TX Mobility Auth	5.00%	1/1/2045	A-		4,500,000	4,697,638
Central TX Mobility Auth	5.00%	1/1/2046	A-		1,500,000	1,502,483

See Notes to Financial Statements.	95

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Central TX Tpk	5.00%		8/15/2033	A-	$5,750,000	$5,780,952
Central TX Tpk	5.00%		8/15/2037	A-	1,000,000	1,002,754
Chicago Midway Arpt	4.00%		1/1/2034	A-	1,000,000	942,358
Chicago O’Hare Arpt	4.00%		1/1/2044	A+	13,500,000	11,939,625
Chicago O’Hare Arpt	5.00%		1/1/2048	A+	1,020,000	1,034,137
Chicago O’Hare Arpt–TRIPS AMT	5.00%		7/1/2048	BBB+	3,500,000	3,265,022
Chicago O’Hare Arpt AMT	5.00%		1/1/2047	A+	5,735,000	5,681,116
Chicago O’Hare Arpt AMT	5.00%		1/1/2048	A+	20,000,000	19,829,826
Chicago Trans Auth	4.00%		12/1/2055	A+	4,000,000	3,256,632
Chicago Trans Auth	5.00%		12/1/2055	A+	1,750,000	1,712,776
Cleveland Arpt (AGM)	5.00%		1/1/2031	AA	900,000	923,036
CT Airport Auth–Bradley Arpt AMT	4.00%		7/1/2049	BBB+	3,600,000	2,790,222
CT Airport Auth–Ground Trans Proj AMT	5.00%		7/1/2049	BBB+	3,425,000	3,160,990
Denver City & Co Arpt	4.00%		12/1/2043	A1	5,000,000	4,482,781
Denver City & Co Arpt AMT	4.00%		12/1/2048	A1	4,255,000	3,588,522
Denver City & Co Arpt AMT	5.25%		11/15/2043	A1	8,000,000	8,019,043
DFW Arpt	5.00%		11/1/2030	A+	850,000	861,215
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon		9/1/2032	A	4,200,000	2,691,982
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon		9/1/2037	A	7,720,000	3,661,161
Eagle Co Arpt AMT	5.00%		5/1/2033	Baa2	2,430,000	2,440,470
Eagle Co Arpt AMT	5.00%		5/1/2037	Baa2	1,000,000	994,813
Eagle Co Arpt AMT	5.00%		5/1/2041	Baa2	3,000,000	2,923,837
Foothill / Eastern Corridor Toll Rd	Zero Coupon		1/15/2033	A	5,000,000	3,011,286
Foothill / Eastern Corridor Toll Rd	3.50%	#(b)	1/15/2053	A	7,190,000	5,341,211
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2043	A-	16,723,000	14,109,558
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2046	A	10,000,000	8,566,234
Hampton Roads Trans Commn	5.50%		7/1/2057	AA	7,500,000	8,319,304
Hampton Roads VA Transportation(g)	5.25%		7/1/2060	AA	20,000,000	21,098,720
HI Airport Sys AMT	5.00%		7/1/2041	A+	5,000,000	4,966,739
HI Airport Sys AMT	5.00%		7/1/2048	A+	11,905,000	11,870,709
HI Arprt AMT	4.00%		7/1/2035	A+	4,425,000	4,067,491
Houston Arpt–Continental Airlines AMT	6.625%		7/15/2038	Ba3	2,500,000	2,504,558
Kansas City IDA–Kansas City Arpt AMT	4.00%		3/1/2036	A2	3,000,000	2,730,193
Los Angeles Dept Arpts–LAX	4.00%		5/15/2041	AA-	3,695,000	3,277,418
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2033	AA-	5,115,000	5,355,110
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2039	AA	9,000,000	9,185,138
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2041	AA	4,000,000	4,010,006

96	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
MA Port Auth AMT	4.00%		7/1/2046	AA	$5,465,000	$4,622,642
MA Port Auth AMT	5.00%		7/1/2040	AA	1,500,000	1,520,697
MA Port Auth AMT	5.00%		7/1/2045	AA	3,315,000	3,321,334
Maryland State Transportation Authority Passenger Facility Charge Revenue	3.00%		6/1/2036	A+	7,310,000	5,698,557
MD EDC–Port Covington	4.00%		9/1/2040	NR	2,000,000	1,686,800
MD EDC–Ports America Chesapeake AMT	5.00%		6/1/2044	Baa2	375,000	378,365
MD EDC–Ports America Chesapeake AMT	5.00%		6/1/2049	Baa2	750,000	753,821
MD EDC–Purple Line AMT	5.25%		6/30/2052	Baa3	2,500,000	2,489,713
MD EDC–Purple Line AMT	5.25%		6/30/2055	Baa3	12,500,000	12,363,934
Met Airpt Auth–Dulles Metrorail	Zero Coupon		10/1/2037	A-	5,000,000	2,207,487
Met DC Arpt AMT	5.00%		10/1/2027	AA-	3,250,000	3,314,436
Met DC Arpt AMT	5.00%		10/1/2028	AA-	2,000,000	2,017,983
Met DC Arpt AMT	5.00%		10/1/2035	AA-	4,525,000	4,583,021
Met Nashville Arpt Auth AMT	5.00%		7/1/2049	A2	5,000,000	4,978,988
Met Transportation Auth NY Revenue	5.25%		11/15/2055	A3	2,000,000	1,972,265
Met Transportation Auth NY Revenue(g)	5.25%		11/15/2055	A3	20,500,000	20,215,712
MI Strategic Fund–I-75 AMT	5.00%		6/30/2048	Baa2	2,500,000	2,249,638
Miami Dade Co–Rickenbacker Cswy	5.00%		10/1/2029	A-	500,000	507,698
Miami Dade Co–Rickenbacker Cswy	5.00%		10/1/2030	A-	550,000	557,716
Miami Dade Co–Rickenbacker Cswy	5.00%		10/1/2032	A-	1,160,000	1,172,585
Miami Dade Co Aviation–MIA AMT	5.00%		10/1/2028	A1	4,435,000	4,505,039
Miami Dade Co Aviation–MIA AMT	5.00%		10/1/2029	A1	2,500,000	2,538,966
Miami Dade Co Aviation–MIA AMT	5.00%		10/1/2034	A1	10,000,000	10,051,448
Miami Dade CO Aviation–Mia AMT	5.00%		10/1/2044	A	6,000,000	5,992,346
Miami Dade Co Expwy Auth	5.00%		7/1/2027	A	160,000	163,528
Miami Dade Co Expwy Auth	5.00%		7/1/2028	A	515,000	524,351
Miami-Dade Co Seaport (AGM)	4.00%		10/1/2049	AA	9,325,000	8,002,286
Minneapolis / St Paul Met Arpts	5.00%		1/1/2027	A+	575,000	586,102
Minneapolis / St Paul Met Arpts	5.00%		1/1/2031	A+	2,000,000	2,028,835
Minneapolis / St Paul Met Arpts	5.00%		1/1/2052	A+	9,800,000	9,948,762
MTA NY	5.00%		11/15/2035	A3	4,265,000	4,256,636
MTA NY	5.00%	#(b)	11/15/2045	A3	2,700,000	2,790,131
MTA NY	5.25%		11/15/2044	A3	9,680,000	9,711,653
NC Tpk Auth–Triangle Exprs	5.00%		1/1/2032	BBB	1,350,000	1,368,287
NC Tpk Auth–Triangle Exprs	5.00%		1/1/2043	BBB	1,150,000	1,119,607
NC Tpk Auth–Triangle Exprs (AGM)	4.00%		1/1/2037	AA	14,255,000	13,441,798
NC Tpk Auth–Triangle Exprs (AGM)	4.00%		1/1/2038	AA	1,000,000	943,423

See Notes to Financial Statements.	97

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
NC Tpk Auth–Triangle Exprs (AGM)	4.00%	1/1/2055	AA		$4,000,000	$3,444,812
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2025	A3		2,750,000	2,790,833
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2026	A3		1,000,000	1,012,424
NJ Tpk Auth	4.00%	1/1/2033	AA-		1,630,000	1,629,064
NJ Tpk Auth	4.00%	1/1/2043	AA-		5,555,000	5,100,673
NJ Trans Trust Fund	4.00%	6/15/2045	A3		15,680,000	13,268,563
NJ Trans Trust Fund	5.00%	6/15/2034	A3		2,625,000	2,669,392
NJ Trans Trust Fund	5.00%	6/15/2035	A3		3,425,000	3,476,222
NJ Trans Trust Fund	5.00%	6/15/2045	A3		5,000,000	4,951,649
North TX Twy Auth	5.00%	1/1/2031	A+		250,000	254,213
North TX Twy Auth	5.00%	1/1/2040	AA-		4,350,000	4,369,141
North TX Twy Auth	5.00%	1/1/2048	A+		5,000,000	5,031,786
NY Trans Dev Corp–Delta Airlines AMT	4.00%	10/1/2030	Baa3		8,500,000	7,983,000
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3		3,295,000	2,913,921
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3		2,250,000	2,159,079
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3		11,500,000	10,804,057
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2029	Baa3		2,455,000	2,450,258
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2030	Baa3		3,275,000	3,256,831
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2033	Baa3		12,450,000	12,150,768
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2034	Baa3		4,205,000	4,078,103
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1		1,000,000	1,009,399
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2037	Baa1		1,500,000	1,507,853
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2035	Baa1		1,905,000	1,874,566
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2037	Baa1		1,390,000	1,351,011
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2039	Baa1		5,840,000	5,627,830
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2042	Baa1		3,250,000	3,103,037
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2041	Baa2		7,365,000	6,147,228
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2046	Baa2		2,340,000	1,845,185
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa2		20,605,000	20,003,612
NY Twy Auth CR (AGM)	4.00%	1/1/2051	AA		2,725,000	2,655,231	(c)
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(f)	5,885,000	4,865,370
Ontario Intl Airport (AGM)	5.00%	5/15/2046	AA		2,000,000	2,045,680
Orlando & Orange Co Expwy Auth	4.00%	7/1/2035	A+		5,000,000	4,879,631
Osceola Co Trans–Osceola Parkway	5.00%	10/1/2039	BBB+		1,000,000	995,948
Osceola Parkway	4.00%	10/1/2054	BBB+		9,300,000	7,222,196
PA Tpk Commn	4.00%	12/1/2038	A3		3,425,000	3,186,604
PA Tpk Commn	4.00%	12/1/2043	A		1,500,000	1,347,024

98	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
PA Tpk Commn	5.00%	6/1/2029	A3	$9,000,000	$9,391,054
PA Tpk Commn	5.00%	12/1/2039	A+	750,000	767,115
PA Tpk Commn	5.00%	12/1/2044	A3	3,500,000	3,462,964
Philadelphia Airport AMT	5.00%	7/1/2042	A2	4,440,000	4,417,969
Port Auth NY & NJ	5.25%	10/15/2055	AA-	3,675,000	3,771,662
Port Auth NY & NJ AMT	5.00%	11/15/2041	AA-	6,950,000	6,989,957
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2039	AA-	2,000,000	2,004,970
PR Hwy & Trans Auth(d)	4.00%	7/1/2017	NR	240,000	48,000	(c)
PR Hwy & Trans Auth (AGM)	5.25%	7/1/2032	AA	2,000,000	1,980,312
PR Hwy & Trans Auth CR (AGM)	5.50%	7/1/2025	AA	2,000,000	2,062,658
Riverside Co Trsp Comm	4.00%	6/1/2040	A	2,115,000	1,873,958
Sacramento Co Arpt	5.00%	7/1/2041	A	8,000,000	8,085,082
Salt Lake City Arpt AMT	5.00%	7/1/2036	A	10,045,000	10,221,032
Salt Lake City Arpt AMT	5.00%	7/1/2034	A	5,000,000	5,060,173
San Antonio Arpt AMT	5.00%	7/1/2045	A1	8,435,000	8,432,465
San Diego Arpt	5.00%	7/1/2044	A	4,500,000	4,564,028
San Diego Arpt	5.00%	7/1/2051	A2	10,475,000	10,589,154
San Diego Cnty CA Regl Arpt Authority(g)	5.00%	7/1/2056	A2	11,540,000	11,658,227
San Francisco Arpt	5.00%	5/1/2052	A1	5,000,000	5,179,279
San Francisco Arpt AMT	5.00%	5/1/2052	A1	3,000,000	2,998,152
San Francisco Arpt AMT	5.25%	5/1/2033	A+	7,000,000	7,048,910
San Jose Arpt	5.00%	3/1/2047	A	750,000	754,763
SC St Port Auth AMT	5.00%	7/1/2044	A+	5,000,000	4,999,728
St Louis Arpt (AGM)	5.00%	7/1/2047	AA	7,500,000	7,598,177
Triborough Brdg & Tunl Auth	3.00%	11/15/2047	AA-	7,280,000	5,166,886
Triborough Brdg & Tunl Auth	5.00%	11/15/2042	AA-	1,640,000	1,698,265
TX Surface Trans Corp–I-635	4.00%	6/30/2037	Baa2	2,950,000	2,602,324
TX Surface Trans Corp–I-635	4.00%	12/31/2037	Baa2	2,125,000	1,868,893
TX Surface Trans Corp–I-635	4.00%	6/30/2038	Baa2	1,050,000	917,015
TX Surface Trans Corp–I-635	4.00%	12/31/2038	Baa2	1,375,000	1,197,282
TX Surface Trans Corp–I-635	4.00%	6/30/2039	Baa2	1,340,000	1,158,247
TX Surface Trans Corp–I-635	4.00%	12/31/2039	Baa2	1,025,000	883,378
TX Trans Comm–Hwy 249	5.00%	8/1/2057	Baa3	2,625,000	2,514,812
VA Small Bus Fing–95 Express AMT	5.00%	1/1/2032	BBB-	6,225,000	6,394,915
VA Small Bus Fing–95 Express AMT	5.00%	1/1/2033	BBB-	2,685,000	2,746,444
VA Small Bus Fing–95 Express AMT	5.00%	1/1/2035	BBB-	6,715,000	6,807,245
VA Small Bus Fing–95 Express AMT	5.00%	7/1/2036	BBB-	6,685,000	6,752,697

See Notes to Financial Statements.	99

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
VA Small Bus Fing–Elizabeth River AMT	4.00%		1/1/2038	BBB	$4,500,000	$3,985,488
VA Small Bus Fing–Elizabeth River AMT	4.00%		1/1/2040	BBB	4,000,000	3,479,458
Wayne Co Arpt AMT	5.00%		12/1/2039	A1	1,700,000	1,704,194
Wayne Co Arpt AMT	5.00%		12/1/2042	A1	1,200,000	1,196,997
Wayne Co Arpt AMT	5.00%		12/1/2046	A1	2,825,000	2,826,020
WV Parkways Auth	4.00%		6/1/2047	AA-	5,235,000	4,693,210
Total						756,773,766

Utilities 16.18%
Adelanto Util Sys (AGM)	5.00%		7/1/2039	AA	1,500,000	1,575,685
Baltimore MD Proj Revenue(g)	5.25%		7/1/2047	Aa2	7,190,000	7,553,050
Baltimore MD Proj Revenue(g)	5.25%		7/1/2052	Aa2	12,190,000	12,805,519
Baltimore Wastewater	5.00%		7/1/2039	Aa3	4,750,000	4,858,272
Baltimore Water	4.00%		7/1/2049	Aa2	5,850,000	5,197,676
Baltimore Water	5.00%		7/1/2032	Aa3	2,435,000	2,513,458
Baltimore Water	5.00%		7/1/2046	Aa3	10,000,000	10,317,382
Black Belt Energy Gas Dist	4.00%	#(b)	6/1/2051	Aa1	13,945,000	13,421,082
Black Belt Energy Gas Dist	4.00%	#(b)	12/1/2052	Baa1	18,600,000	17,854,983
Black Belt Energy Gas Dist–CIBC	5.00%	#(b)	5/1/2053	Aa2	18,200,000	18,737,226
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	4/1/2053	A2	2,000,000	1,926,815
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	7/1/2052	Aa1	6,000,000	5,945,993
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1	2,500,000	2,391,414
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3	2,200,000	2,085,061
CA Poll Ctl–Poseidon Res†	5.00%		11/21/2045	Baa3	2,750,000	2,507,356
Campbell Co Solid Wste–Basin Elec	3.625%		7/15/2039	A	11,270,000	9,267,718
Casitas Muni Water Dist (BAM)	5.25%		9/1/2047	AA	500,000	521,535
Central Plains–Goldman Sachs	5.00%	#(b)	5/1/2053	A2	15,000,000	15,022,935
Chicago Water	5.00%		11/1/2029	A	4,560,000	4,724,958
Chicago Water	5.00%		11/1/2036	A	1,775,000	1,840,864
Chicago Water	5.00%		11/1/2039	A	3,455,000	3,383,030
Chicago Water (AGM)	5.00%		11/1/2036	AA	3,000,000	3,140,647
Chicago Water (AGM)	5.00%		11/1/2037	AA	2,500,000	2,612,518
CO Public Auth–ML	6.50%		11/15/2038	A2	9,565,000	10,913,785
Compton Water	6.00%		8/1/2039	NR	5,500,000	5,505,378
Detroit Sewer	5.00%		7/1/2034	A+	1,980,000	2,024,141
GA Muni Elec Auth–MEAG	5.00%		1/1/2033	A2	1,910,000	1,949,995
GA Muni Elec Auth–MEAG	5.00%		1/1/2048	BBB+	5,000,000	4,759,086
GA Muni Elec Auth–MEAG	5.00%		1/1/2056	A	3,810,000	3,675,889

100	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Utilities (continued)
GA Muni Elec Auth–MEAG	5.00%		1/1/2059	BBB+	$2,000,000	$1,869,035
Great Lakes Wtr & Sewer	5.50%		7/1/2052	A+	12,000,000	12,729,286
Guam Waterworks	5.00%		1/1/2050	A-	2,250,000	2,256,073
HI Dept Budget–Hawaiian Electric	3.20%		7/1/2039	Baa1	18,865,000	14,546,984
HI Dept Budget–Hawaiian Electric AMT	3.10%		5/1/2026	Baa1	6,235,000	6,004,625
HI Dept Budget–Hawaiian Electric AMT	4.00%		3/1/2037	Baa1	3,000,000	2,717,308
Jefferson Co Sewer	Zero Coupon		10/1/2039	BBB	350,000	353,570
Jefferson Co Sewer	6.00%		10/1/2042	BBB	5,000,000	5,341,275
Jefferson Co Sewer	6.50%		10/1/2053	BBB	7,700,000	8,260,722
Jefferson Co Sewer (AGM)	Zero Coupon		10/1/2026	AA	1,000,000	846,092
Jefferson Co Sewer (AGM)	Zero Coupon		10/1/2027	AA	4,875,000	3,873,725
Jefferson Co Sewer (AGM)	5.50%		10/1/2053	AA	3,555,000	3,673,147
KY Muni Pwr Auth (NPFGC)(FGIC)	5.00%		9/1/2035	Baa1	5,000,000	5,256,730
KY Muni Pwr Auth (NPFGC)(FGIC)	5.00%		9/1/2036	Baa1	5,000,000	5,249,282
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	8/1/2052	A1	16,000,000	15,228,771
Long Beach Nat Gas–ML	5.50%		11/15/2037	A2	8,950,000	9,371,368
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2031	A2	2,575,000	2,630,079
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2040	A	2,970,000	3,030,533
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2051	A	3,750,000	3,753,817
Main St Nat Gas–Citi	5.00%	#(b)	12/1/2052	A3	13,400,000	13,396,283
Main St Nat Gas–Citibank	4.00%	#(b)	5/1/2052	A3	8,750,000	8,297,849
Main St Nat Gas–Citibank	4.00%	#(b)	9/1/2052	A3	2,000,000	1,878,051
Main St Nat Gas–Macquarie	5.00%		5/15/2035	A3	2,000,000	2,031,045
Main St Nat Gas- Citadel†	4.00%	#(b)	8/1/2052	BBB-	25,000,000	23,533,590
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		2/1/2040	Baa2	5,085,000	4,169,588
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		4/1/2040	Baa2	4,315,000	3,533,794
MN Muni Gas	4.00%	#(b)	12/1/2052	Aa1	5,000,000	4,978,180
Norfolk Water	5.25%		11/1/2028	AA+	1,000,000	1,057,302
NYC Muni Water	3.50%		6/15/2048	AA+	9,435,000	7,869,132
NYC Muni Water	5.00%		6/15/2036	AA+	500,000	509,773
Omaha Pub Pwr Dist	5.25%		2/1/2042	A+	4,000,000	4,084,591
Paducah Electric (AGM)	5.00%		10/1/2033	AA	1,000,000	1,059,594
Paducah Electric (AGM)	5.00%		10/1/2034	AA	1,000,000	1,058,444
Paducah Electric (AGM)	5.00%		10/1/2035	AA	1,000,000	1,057,679
Philadelphia Gas Works	5.00%		8/1/2029	A	2,000,000	2,061,953
Philadelphia Gas Works	5.00%		8/1/2030	A	1,500,000	1,542,010
Philadelphia Water & Wastewater	5.00%		7/1/2030	A+	3,355,000	3,475,589

See Notes to Financial Statements.	101

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
Philadelphia Water & Wastewater	5.00%		10/1/2046	A+		$4,475,000	$4,644,274
Philadelphia Water & Wastewater	5.25%		10/1/2052	A+		6,610,000	6,858,194
PR Aqueduct & Swr Auth†	4.00%		7/1/2042	NR		5,000,000	3,949,816
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		4,000,000	3,928,341
PR Elec Pwr Auth(d)	2.226% (3 Mo. LIBOR *.67 + .70%)	#	7/1/2031	D	(f)	4,000,000	2,695,000
PR Elec Pwr Auth(d)	5.00%		7/1/2028	D	(f)	270,000	201,150
PR Elec Pwr Auth(d)	5.25%		7/1/2028	D	(f)	880,000	655,600
PR Elec Pwr Auth (AGC)	4.25%		7/1/2027	AA		280,000	275,885
Salt Verde Fin Corp–Citi	5.00%		12/1/2032	A3		6,205,000	6,255,973
Salt Verde Fin Corp–Citi	5.00%		12/1/2037	A3		15,995,000	15,759,565
Salt Verde Fin Corp–Citi	5.25%		12/1/2027	A3		3,750,000	3,871,590
San Antonio Water Sys	5.00%		5/15/2050	AA+		3,000,000	3,119,895
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		41,955,000	38,945,043
SE AL Gas Dist–Goldman Sachs	4.00%	#(b)	4/1/2049	A3		2,500,000	2,492,184
SE AL Gas Dist-Goldman Sachs	4.00%	#(b)	11/1/2051	A2		9,840,000	9,353,234
Southern CA Pub Pwr Auth–Goldman Sachs	3.334% (3 Mo. LIBOR *.67 + 1.47%)	#	11/1/2038	A2		3,090,000	2,535,498	(c)
Southern CA Pub Pwr Auth–Goldman Sachs	5.00%		11/1/2033	A2		4,665,000	4,750,408
TEAC–Goldman Sachs	5.00%	#(b)	5/1/2052	A2		10,000,000	9,989,673
TEAC–Goldman Sachs	5.625%		9/1/2026	BBB	(f)	10,550,000	11,028,382
Texas Water Dev Brd	4.00%		10/15/2037	AAA		7,760,000	7,478,866
Transbay Pwr Auth	5.00%		10/1/2049	A-	(f)	1,310,000	1,310,948
Transbay Pwrs Auth–Senior Tax Alloc	5.00%		10/1/2045	A-	(f)	3,000,000	3,027,661
Trimble Env Facs–Louisville Gas & Elec	3.75%		6/1/2033	A1		12,500,000	11,472,149
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2029	A3		7,250,000	7,471,757
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2030	A3		6,500,000	6,692,301
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2031	A3		6,000,000	6,159,724
Total							546,543,431
Total Municipal Bonds (cost $3,727,860,107)							3,367,551,222

102	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2022

Investments	Interest Rate#	Interest Rate Reset Date(h)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.95%

VARIABLE RATE DEMAND NOTES 0.95%

Tax Revenue 0.27%
NYC TFA–Future Tax	2.750%	10/3/2022	5/1/2034	AAA	$7,840,000	$7,840,000
NYC TFA–Future Tax	2.750%	10/3/2022	11/1/2044	AAA	1,175,000	1,175,000
Total						9,015,000

Utilities 0.68%
Appling Co Dev–GA Power	2.960%	10/3/2022	9/1/2041	BBB+	6,850,000	6,850,000
NYC Muni Water	2.770%	10/3/2022	6/15/2049	AA+	7,500,000	7,500,000
NYC Muni Water	2.780%	10/3/2022	6/15/2045	AA+	8,690,000	8,690,000
Total						23,040,000
Total Short-Term Investments (cost $32,055,000)						32,055,000
Total Investments in Securities 100.62% (cost $3,759,915,107)						3,399,606,222
Other Assets and Liabilities – Net(i) (0.62)%						(20,948,492)
Net Assets 100.00%						$3,378,657,730

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COPS	Certificates of Participation.
CR	Custodian Receipt.
FGIC	Insured by–Financial Guaranty Insurance Company.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $152,246,715, which represents 4.51% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
~	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Defaulted (non-income producing security).
(e)	Securities purchased on a when-issued basis (See Note 2(g)).
(f)	This investment has been rated by Fitch IBCA.
(g)	Municipal Bonds Held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) to Financial Statements for details of Municipal Bonds Held in Trust.

See Notes to Financial Statements.	103

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2022

(h)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(i)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	407	Short	$(55,809,094)	$(51,447,344)	$4,361,750

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds(3)
Corporate-Backed	$–	$299,530,335	$11,105,779	$310,636,114
Health Care	–	468,246,365	1,127,387	469,373,752
Housing	–	77,303,973	908,335	78,212,308
Special Tax	–	61,812,392	214	61,812,606
Transportation	–	754,070,535	2,703,231	756,773,766
Utilities	–	544,007,933	2,535,498	546,543,431
Remaining Industries	–	1,144,199,245	–	1,144,199,245
Short-Term Investments
Variable Rate Demand Notes	–	32,055,000	–	32,055,000
Total	$–	$3,381,225,778	$18,380,444	$3,399,606,222
Other Financial Instruments
Futures Contracts
Assets	$4,361,750	$–	$–	$4,361,750
Liabilities	–	–	–	–
Total	$4,361,750	$–	$–	$4,361,750

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Includes Municipal Bonds held in the Trust (See Note 2(h)).

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

104	See Notes to Financial Statements.

Schedule of Investments

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
LONG-TERM INVESTMENTS 98.61%

MUNICIPAL BONDS 98.61%

Corporate-Backed 17.62%
Allegheny Co IDA–US Steel	5.125%		5/1/2030	BB-		$3,990,000	$4,007,656
AR DFA–Big River Steel AMT†	4.50%		9/1/2049	Ba2		19,000,000	15,433,618
AR DFA–Big River Steel AMT†	4.75%		9/1/2049	Ba2		13,635,000	11,532,523
AR DFA–US Steel AMT†	5.45%		9/1/2052	BB-		17,000,000	15,380,136
Beauregard Parish–Office Max	6.80%		2/1/2027	B1		5,000,000	5,023,416
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	10/1/2052	A2		5,715,000	5,568,609
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		1,450,000	1,458,742
Calhoun Co IDA–Max Midstream AMT†	3.625%		7/1/2026	NR		12,800,000	11,409,907
Charlotte Co IDA–MSKP Town & Country AMT†	4.00%		10/1/2041	NR		2,750,000	2,079,019
Downtown Doral CDD†	4.75%		12/15/2038	NR		625,000	598,698
Downtown Doral CDD†	5.00%		12/15/2048	NR		1,500,000	1,407,040
FL DFC–Waste Pro AMT†	5.00%		5/1/2029	NR		4,500,000	4,279,343
Fort Bend IDC–NRG Energy	4.75%		11/1/2042	Baa2		3,590,000	3,265,296
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2036	NR		2,000,000	1,929,386
Henderson Facs–Pratt Paper†	4.45%		1/1/2042	NR		2,750,000	2,494,652
Henderson Facs–Pratt Paper AMT†	3.70%		1/1/2032	NR		4,000,000	3,725,512
Henderson Facs–Pratt Paper AMT†	4.45%		1/1/2042	NR		1,500,000	1,360,719
Hoover IDA–US Steel AMT	5.75%		10/1/2049	BB-		17,200,000	17,536,599
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	BB-		1,965,000	2,157,662
Houston Arpt–United Airlines AMT	4.00%		7/15/2041	B-	(c)	4,475,000	3,517,121
Houston Arpt–United Airlines AMT	5.00%		7/1/2029	Ba3		18,325,000	18,005,077
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+		10,385,000	9,300,924
IA Fin Auth–Iowa Fertilizer Co	4.00%	#(b)	12/1/2050	BBB-		10,590,000	9,627,603
IA Fin Auth–Iowa Fertilizer Co	5.00%		12/1/2050	BBB-		15,000,000	13,063,350
IN Fin Auth–US Steel	4.125%		12/1/2026	BB-		11,500,000	11,138,327
IN Fin Auth–US Steel AMT	6.75%		5/1/2039	BB-		3,500,000	3,892,847
Jefferson Co Port Auth–JSW Steel AMT†	3.50%		12/1/2051	Ba1		13,250,000	8,917,348
LA Env Facs–Entergy	2.50%		4/1/2036	A		7,110,000	5,319,244
Maricopa Co IDA–Commercial Metals AMT†	4.00%		10/15/2047	BB+		17,335,000	13,335,431
Maricopa Poll Ctl–So Cal Edison	2.40%		6/1/2035	A-		4,470,000	3,335,279
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR		3,430,000	2,058,000
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-		5,000,000	4,933,096

See Notes to Financial Statements.	105

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Corporate-Backed (continued)
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B		$1,785,000	$1,361,500
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B		4,725,000	3,668,966
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B		1,250,000	1,188,617
NH National Fin Auth–Covanta AMT†	4.875%		11/1/2042	B		12,000,000	10,666,921
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1		2,500,000	2,438,390
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1		10,000,000	8,742,227
NJ EDA–Continental Airlines	5.25%		9/15/2029	Ba3		15,960,000	15,813,219
NJ EDA–Continental Airlines	5.50%		6/1/2033	Ba3		6,760,000	6,636,638
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B		2,000,000	1,854,445
NY Liberty Dev Corp–3 WTC†	5.00%		11/15/2044	NR		10,000,000	8,975,071
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR		7,100,000	6,924,771
NY Liberty Dev Corp–4 WTC	2.50%		11/15/2036	A+		7,500,000	5,405,926
NY Liberty Dev Corp–7 WTC	3.00%		9/15/2043	Aaa		3,500,000	2,570,266
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	5,135,000	4,738,763
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-		2,540,000	2,540,037
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2031	B-		21,480,000	21,490,072
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-		6,740,000	6,744,134
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-		6,500,000	6,378,369
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+		6,135,000	6,153,422
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Baa3		8,500,000	7,796,356
OH Air Quality–AMG Vanadium AMT†	5.00%		7/1/2049	B-		34,290,000	30,371,908
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	B-		4,250,000	4,846,266
PA EDA–Covanta AMT†	3.25%		8/1/2039	B		6,980,000	5,095,735
PA EDA–National Gypsum AMT	5.50%		11/1/2044	NR		1,000,000	952,118
Parish of St James–Nustar Logistics†	6.10%	#(b)	6/1/2038	BB-		5,375,000	5,729,350
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-		2,750,000	2,931,295
Parish of St James–Nustar Logistics†	6.35%		7/1/2040	BB-		5,000,000	5,342,736
Parish of St James–Nustar Logistics†	6.35%		10/1/2040	BB-		7,690,000	8,217,128
Polk Co IDA–Mineral Development†	5.875%		1/1/2033	NR		7,375,000	7,309,972
Port Beaumont Nav Dis–Jefferson Rail AMT†	4.00%		1/1/2050	NR		14,590,000	10,685,596
Port Beaumont Nav Dis–Jefferson Rail AMT†	3.00%		1/1/2050	NR		7,250,000	4,310,351
Port Beaumont Nav Dis–Jefferson Rail AMT†	3.625%		1/1/2035	NR		6,765,000	5,461,796
Rumford Solid Waste–Office Max	6.875%		10/1/2026	B1		1,500,000	1,507,025

106	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
Spring Valley Community Infrastructure District No. 1†	3.75%		9/1/2051	NR	$13,125,000	$9,260,285
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	1,000,000	1,026,592
Sumter Co IDA–Enviva Inc AMT	6.00%	#(b)	7/15/2052	B+	30,000,000	27,598,158
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR	4,913,375	4,265,231
Tuscaloosa IDA–Hunt Refining†	5.25%		5/1/2044	NR	26,665,000	22,526,037
UIPA Crossroads Public Infrastructure District†	4.125%		6/1/2041	NR	2,000,000	1,664,764
UIPA Crossroads Public Infrastructure District†	4.375%		6/1/2052	NR	7,500,000	5,968,162
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B	3,150,000	2,885,789
Valparaiso Facs–Pratt Paper AMT	5.875%		1/1/2024	NR	325,000	330,009
Valparaiso Facs–Pratt Paper AMT	7.00%		1/1/2044	NR	4,000,000	4,113,211
VT EDA–Casella Waste AMT†	5.00%	#(b)	6/1/2052	B	9,000,000	8,766,216
West Pace Coop Dist(d)	9.125%		5/1/2039	NR	13,770,000	10,465,200	(e)
WI PFA–American Dream†	6.75%		12/1/2042	NR	1,000,000	842,515
WI PFA–Celanese AMT	4.30%		11/1/2030	BBB	4,215,000	4,147,117
WI PFA–Celanese AMT	5.00%		1/1/2024	BBB	6,750,000	6,812,605
WI PFA–Celanese AMT	5.00%		12/1/2025	BBB	1,950,000	1,988,646
WI PFA–Fargo-Moorhead	4.00%		9/30/2051	Baa3	12,750,000	9,455,071
WI PFA–Fargo-Moorhead	4.00%		3/31/2056	Baa3	8,500,000	6,092,109
WI PFA–Sky Harbour AMT	4.00%		7/1/2041	NR	2,500,000	1,818,504
WI PFA–Sky Harbour AMT	4.25%		7/1/2054	NR	25,500,000	17,192,378
WI PFA–TRIPS AMT	5.00%		7/1/2042	BBB+	11,000,000	10,918,236
Total						600,078,401

Education 6.29%
AZ IDA–Academy of Math & Science†	5.625%		7/1/2048	BB+	2,235,000	2,236,033
AZ IDA–Academy of Math & Science†	5.75%		7/1/2053	BB+	3,000,000	3,016,485
AZ IDA–Basis Schools†	5.00%		7/1/2051	BB	3,080,000	2,809,030
AZ IDA–Basis Schools †	5.00%		7/1/2047	BB	1,325,000	1,224,121
AZ IDA–Odyssey Prep†	5.00%		7/1/2049	BB-	2,000,000	1,764,046
AZ IDA–Odyssey Prep†	5.00%		7/1/2054	BB-	5,000,000	4,338,088
CA Muni Fin–Julian Chtr Sch†	5.625%		3/1/2045	B+	11,500,000	10,446,085
CA Muni Fin–William Jessup U†	5.00%		8/1/2048	NR	8,075,000	7,001,882
Cap Trust Ed–Advantage Charter Scho	5.00%		12/15/2049	Baa3	1,360,000	1,270,289
Cap Trust Ed–Advantage Charter Scho	5.00%		12/15/2054	Baa3	705,000	650,654
Cap Trust Ed–Renaissance Charter†	5.00%		6/15/2039	NR	1,950,000	1,798,129

See Notes to Financial Statements.	107

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
Cap Trust Ed–Renaissance Charter†	5.00%		6/15/2049	NR	$9,815,000	$8,586,425
Chicago Brd Ed	5.00%		12/1/2044	BB	4,860,000	4,726,440
Clifton Higher Ed–Intl Ldrshp Sch	5.75%		8/15/2045	NR	6,500,000	6,535,190
Columbus-Franklin Co–Ohio Dominican U	6.50%		3/1/2048	NR	5,055,000	3,961,163
Columbus-Franklin Co–Ohio Dominican U	6.50%		3/1/2053	NR	3,500,000	2,692,947
Dutchess Co LDC–Bard College†	5.00%		7/1/2045	BB+	4,000,000	3,640,514
Dutchess Co LDC–Bard College†	5.00%		7/1/2051	BB+	9,000,000	8,009,301
Farmville IDA–Longwood Univ Hsg	5.00%		1/1/2059	BBB-	6,000,000	5,243,597
FL HI Ed–Jacksonville Univ†	5.00%		6/1/2048	NR	6,400,000	5,759,653
FL HI Ed–Jacksonville Univ†	5.00%		6/1/2053	NR	6,500,000	5,758,293
Frederick Co Ed–Mount St Mary’s Univ†	5.00%		9/1/2037	BB+	1,500,000	1,425,743
Frederick Co Ed–Mount St Mary’s Univ†	5.00%		9/1/2045	BB+	12,645,000	11,415,331
IL Fin Auth–IL Inst of Tech	4.00%		9/1/2041	Baa3	5,490,000	4,504,093
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2038	Baa3	4,885,000	4,755,895
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2040	Baa3	1,750,000	1,688,287
Iowa St Hi Ed–Des Moines Univ	5.375%		10/1/2052	BBB+	2,000,000	2,001,435
Maricopa Co IDA–Ottawa Univ†	5.25%		10/1/2040	NR	3,000,000	2,928,374
Maricopa Co IDA–Ottawa Univ†	5.50%		10/1/2051	NR	7,915,000	7,746,598
Marietta Dev Auth–Life Univ†	5.00%		11/1/2037	Ba3	9,000,000	8,631,529
Marietta Dev Auth–Life Univ†	5.00%		11/1/2047	Ba3	8,000,000	7,316,903
Nashville Hlth & Ed–Lipscomb U	5.25%		10/1/2058	BBB-	12,150,000	11,798,712
New Hope Ed Facs–Jubilee†	4.00%		8/15/2041	BB+	3,320,000	2,659,461
New Hope Ed Facs–Jubilee†	4.00%		8/15/2046	BB+	3,035,000	2,311,501
NV Dept of Bus & Ind–Somerset†	5.00%		12/15/2048	BB	1,500,000	1,367,400
NY Dorm–Touro Clg	5.25%		1/1/2034	NR	2,955,000	3,044,615
NY Dorm–Yeshiva	5.00%		7/15/2042	BBB-	3,725,000	3,597,917
NY Dorm–Yeshiva	5.00%		7/15/2050	BBB-	8,000,000	7,512,764
OH Air Dev Auth–Duke Energy AMT	4.25%	#(b)	11/1/2039	BBB	3,500,000	3,443,187
OK DFA–Oklahoma City Univ	5.00%		8/1/2049	BBB-	6,000,000	5,329,472
Phoenix IDA–Basis Schs†	5.00%		7/1/2045	BB	7,200,000	6,753,169
Public Finance Authority†	4.00%		7/1/2061	Ba1	7,200,000	4,850,710
Tuscarawas Co Eco Dev–Ashland Univ	6.00%		3/1/2045	NR	5,000,000	4,933,014
Univ of Illinois (AGM)	4.00%		4/1/2037	AA	5,745,000	5,263,961
WI PFA–MN Clg of Osteopatic Med†(d)	5.50%		12/1/2048	NR	82,164	25,471	(e)
WI PFA–Wingate Univ	5.25%		10/1/2043	BBB-	2,000,000	1,887,764
WI PFA–Wingate Univ	5.25%		10/1/2048	BBB-	6,000,000	5,582,879
Total						214,244,550

108	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Energy 0.15%
Lower AL Gas Dist–Goldman Sachs	5.00%	9/1/2034	A2	$5,000,000	$5,039,339

Financial Services 0.87%
Berks Co IDA–Tower Hlth	5.00%	11/1/2047	BB-	12,925,000	8,882,136
Berks Co IDA–Tower Hlth	5.00%	11/1/2050	BB-	23,325,000	15,375,768
MA Ed Fin Auth AMT	4.125%	7/1/2046	BBB	6,670,000	5,443,481
Total					29,701,385

General Obligation 12.31%
Academical Village CCD	3.625%	5/1/2040	NR	2,320,000	1,818,377
Academical Village CCD	4.00%	5/1/2051	NR	6,000,000	4,707,956
American Samoa GO†	5.00%	9/1/2038	Ba3	5,500,000	5,560,211
American Samoa GO	6.625%	9/1/2035	Ba3	2,275,000	2,398,563
American Samoa GO†	7.125%	9/1/2038	Ba3	7,020,000	7,848,090
Arlington ISD–Brooks Academies	5.00%	6/15/2041	NR	3,000,000	2,601,491
Arlington ISD–Brooks Academies	5.00%	6/15/2051	NR	4,230,000	3,456,047	(e)
Chicago Brd Ed	5.00%	12/1/2029	BB	5,000,000	5,084,440
Chicago Brd Ed	5.00%	12/1/2030	BB	5,170,000	5,239,770
Chicago Brd Ed	5.00%	12/1/2030	BB	5,000,000	5,022,718
Chicago Brd Ed	5.00%	12/1/2031	BB	2,500,000	2,523,694
Chicago Brd Ed	5.00%	12/1/2032	BB	2,000,000	2,012,501
Chicago Brd Ed	5.00%	12/1/2033	BB	1,500,000	1,506,486
Chicago Brd Ed	5.00%	12/1/2033	BB	9,930,000	9,879,001
Chicago Brd Ed	5.00%	12/1/2036	BB	1,865,000	1,839,000
Chicago Brd Ed	5.00%	12/1/2037	BB	10,100,000	9,930,409
Chicago Brd Ed	5.00%	12/1/2038	BB	5,000,000	4,892,509
Chicago Brd Ed	5.00%	12/1/2039	BB	5,575,000	5,445,326
Chicago Brd Ed	5.00%	12/1/2042	BB	11,305,000	10,542,463
Chicago Brd Ed	5.00%	12/1/2047	BB	37,440,000	35,242,661
Chicago Brd Ed	5.25%	12/1/2035	BB	7,215,000	7,217,115
Chicago Brd Ed	5.25%	12/1/2039	BB	13,410,000	13,499,992
Chicago Brd Ed	6.50%	12/1/2046	BB	5,000,000	5,301,119
Chicago Brd Ed†	6.75%	12/1/2030	BB	2,000,000	2,223,408
Chicago Brd Ed	7.00%	12/1/2044	BB	2,180,000	2,328,105
Chicago Brd Ed†	7.00%	12/1/2046	BB	6,560,000	7,176,598
Chicago GO	5.50%	1/1/2033	BBB+	3,305,000	3,318,503
Chicago GO	5.50%	1/1/2037	BBB+	1,000,000	1,003,039
Chicago GO	5.50%	1/1/2049	BBB+	9,090,000	9,151,145

See Notes to Financial Statements.	109

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
General Obligation (continued)
Chicago GO	6.00%		1/1/2038	BBB+		$18,085,000	$18,710,788
Chicago O’Hare Arpt AMT	5.00%		1/1/2052	A+		5,000,000	4,936,211
City of New Orleans LA	5.00%		12/1/2046	A+		10,000,000	10,341,735
Coralville GO	4.00%		5/1/2041	A-	(c)	5,000,000	4,492,045
Coralville GO	4.50%		6/1/2032	BB+		4,000,000	4,019,722
Green Valley Ranch GO	5.875%		12/1/2050	NR		5,750,000	5,112,401
IL State GO	3.50%		6/1/2029	BBB+		4,520,000	4,243,136
IL State GO	4.00%		10/1/2034	BBB+		10,070,000	9,024,838
IL State GO	4.00%		6/1/2037	BBB+		7,040,000	6,114,918
IL State GO	4.00%		3/1/2038	BBB+		1,125,000	969,051
IL State GO	4.00%		3/1/2040	BBB+		2,200,000	1,853,174
IL State GO	4.00%		11/1/2041	BBB+		2,730,000	2,267,814
IL State GO	4.00%		11/1/2044	BBB+		2,990,000	2,410,024
IL State GO	4.25%		10/1/2045	BBB+		10,500,000	8,733,459
IL State GO	4.50%		11/1/2039	BBB+		1,230,000	1,110,459
IL State GO	5.50%		5/1/2030	BBB+		9,545,000	10,082,068
IL State GO	5.50%		5/1/2039	BBB+		8,280,000	8,433,527
IL State GO(f)	5.50%		10/1/2039	NR		4,000,000	4,092,334
IL State GO	5.50%		3/1/2042	BBB+		5,250,000	5,316,974
IL State GO	5.50%		3/1/2047	BBB+		15,270,000	15,347,098
IL State GO	5.75%		5/1/2045	BBB+		1,000,000	1,022,411
ME Fin Auth–Casella Waste AMT†	4.375%	#(b)	8/1/2035	B		1,250,000	1,223,468
MI Strategic Fund–I-75 AMT (AGM)	4.25%		12/31/2038	AA		2,000,000	1,771,737
New Haven GO	5.50%		8/1/2033	BBB+		1,000,000	1,071,341
New Haven GO	5.50%		8/1/2035	BBB+		660,000	703,901
New Haven GO	5.50%		8/1/2037	BBB+		1,280,000	1,357,624
NJ Trans Trust Fund	Zero Coupon		12/15/2029	A3		18,840,000	13,593,525
PR Comwlth GO	Zero Coupon		7/1/2024	NR		882,453	811,501
PR Comwlth GO	Zero Coupon		7/1/2033	NR		96,439	53,323
PR Comwlth GO	Zero Coupon		11/1/2043	NR		20,564,047	10,307,729
PR Comwlth GO	4.00%		7/1/2033	NR		239,233	210,916
PR Comwlth GO	4.00%		7/1/2035	NR		122,318	104,862
PR Comwlth GO	4.00%		7/1/2037	NR		86,075	70,855
PR Comwlth GO	4.00%		7/1/2041	NR		12,450,000	9,752,328
PR Comwlth GO	4.00%		7/1/2046	NR		27,638,156	20,772,573
PR Comwlth GO	5.25%		7/1/2023	NR		2,973,728	2,987,689
PR Comwlth GO	5.375%		7/1/2025	NR		6,049,896	6,113,025

110	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
PR Comwlth GO	5.625%		7/1/2027	NR	$6,482,130	$6,624,943
PR Comwlth GO	5.625%		7/1/2029	NR	2,865,493	2,935,713
PR Comwlth GO	5.75%		7/1/2031	NR	2,783,229	2,843,328
Scranton GO†	5.00%		9/1/2028	BB+	500,000	503,992
Scranton GO†	5.00%		9/1/2029	BB+	1,000,000	1,007,521
Scranton GO	5.00%		11/15/2032	BB+	6,930,000	6,952,748
WI PFA–American Dream†	7.00%		12/1/2050	NR	24,050,000	20,253,698
Total						419,433,264

Health Care 14.81%
Antelope Valley Hlth	5.00%		3/1/2041	BBB	4,000,000	3,718,792
Antelope Valley Hlth	5.00%		3/1/2046	BBB	3,300,000	2,940,969
Antelope Valley Hlth	5.25%		3/1/2036	BBB	1,000,000	1,001,681
Appalachian Regl Hlth	4.00%		7/1/2051	BBB	1,675,000	1,299,198
Appalachian Regl Hlth	4.00%		7/1/2056	BBB	1,125,000	847,365
AR DFA–CARTI	3.125%		7/1/2036	NR	915,000	678,402
AR DFA–CARTI	3.50%		7/1/2046	NR	2,460,000	1,631,299
Atlanta Dev Auth–Georgia Proton	6.00%		1/1/2023	NR	2,000,000	1,060,000
Atlanta Dev Auth–Georgia Proton	6.75%		1/1/2035	NR	1,500,000	795,000
Atlanta Dev Auth–Georgia Proton	7.00%		1/1/2040	NR	8,000,000	4,240,000
Berks Co IDA–Tower Hlth	4.00%		11/1/2047	BB-	15,315,000	9,084,781
Berks Co IDA–Tower Hlth	4.00%		11/1/2050	BB-	6,000,000	3,507,190
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	3,235,000	2,906,361
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	1,505,000	1,269,084
Blaine Sr Hsg & Hlthcare–Crest View	6.125%		7/1/2050	NR	5,000,000	3,044,738
Bucks Co IDA–Grand View Hosp	4.00%		7/1/2046	BB	20,840,000	15,067,935
Bucks Co IDA–Grand View Hosp	4.00%		7/1/2051	BB	1,050,000	723,212	(e)
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2054	BB	5,500,000	4,612,234
Buffalo & Erie IDC–Catholic Hlth	5.00%		7/1/2040	BB+	11,020,000	9,516,840
CA Muni Fin–Cmnty Hlth Ctr†	5.00%		12/1/2046	NR	1,490,000	1,403,452	(e)
CA Stwde–Daughters of Charity	5.50%		7/1/2039	NR	176,089	165,523
CA Stwde–Daughters of Charity	5.75%		7/1/2024	NR	43,117	40,530
CA Stwde–Daughters of Charity	5.75%		7/1/2035	NR	86,234	81,060
CA Stwde–Eskaton Pptys	5.25%		11/15/2034	BBB-	1,640,000	1,632,697
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2041	BB-	3,425,000	3,184,319
CA Stwde–Loma Linda Univ Med Ctr	5.25%		12/1/2044	BB-	8,805,000	8,832,897
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2056	BB-	23,545,000	21,811,601

See Notes to Financial Statements.	111

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
CA Stwde–Loma Linda Univ Med Ctr	5.50%	12/1/2054	BB-		$13,205,000	$13,280,212
CA Stwde–Loma Linda Univ Med Ctr†	5.50%	12/1/2058	BB-		17,750,000	17,092,432
Chester Co Hlth & Ed–Immaculata Univ	5.00%	11/1/2037	BB-	(c)	4,000,000	3,320,743
Chester Co Hlth & Ed–Immaculata Univ	5.00%	11/1/2046	BB-	(c)	4,100,000	3,120,861
Clackamas Co Hosp–Rose Villa	5.375%	11/15/2055	NR		1,500,000	1,317,253
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2046	NR		2,225,000	2,241,885
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2051	NR		2,600,000	2,615,445
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2057	BBB		5,750,000	5,388,755
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2052	BBB		8,175,000	8,274,253
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2057	BBB		4,900,000	4,949,970
Denver Hlth & Hsp Auth	5.25%	12/1/2045	BBB		3,700,000	3,703,774
Duluth Econ Dev Auth–Essentia Health	5.25%	2/15/2058	A-		18,000,000	18,020,648
Duluth EDA–Essentia Hlth	5.00%	2/15/2053	A-		5,000,000	4,912,470
Duluth EDA–St Lukes Hsp	5.25%	6/15/2052	BBB-		5,000,000	4,731,271
Franklin Hlth–Provision Proton†(d)	7.50%	6/1/2047	NR		7,635,000	2,061,450
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.375%	1/1/2033	NR		3,400,000	3,259,002
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.50%	1/1/2048	NR		11,000,000	9,761,261
Fulton Co Med Ctr	5.00%	7/1/2046	NR		4,450,000	4,074,481
Fulton Co Med Ctr	5.00%	7/1/2051	NR		5,000,000	4,516,215
Gainesville & Hall Co Hsp–NE GA Hlth GTD	5.50%	8/15/2054	AA		3,600,000	3,786,765
Glendale IDA–Beatitudes	5.00%	11/15/2036	NR		1,500,000	1,347,869
Glendale IDA–Beatitudes	5.00%	11/15/2040	NR		3,000,000	2,599,516
Glendale IDA–Beatitudes	5.00%	11/15/2045	NR		1,400,000	1,162,116
Glendale IDA–Beatitudes	5.00%	11/15/2053	NR		6,000,000	4,804,188
Guadalupe Co–Seguin City Hsp	5.00%	12/1/2040	BB		4,880,000	4,509,992
Guadalupe Co–Seguin City Hsp	5.00%	12/1/2045	BB		910,000	817,319
Harris Co Cultural Ed–Brazos	5.125%	1/1/2048	BB+	(c)	1,655,000	1,425,564
Holmes Co Hsp–Doctors Mem Hsp(d)	5.75%	11/1/2026	NR		3,760,000	3,523,060
Holmes Co Hsp–Doctors Mem Hsp	6.00%	11/1/2038	NR		7,115,000	6,435,266	(e)
Howard Co Retmt Cmnty–Vantage House	5.00%	4/1/2044	NR		2,955,000	2,460,269
Howard Co Retmt Cmnty–Vantage House	5.00%	4/1/2046	NR		7,000,000	5,741,858
King Co Pub Hsp–Snoqualmie Vly Hsp	6.25%	12/1/2045	NR		4,000,000	4,039,226
Kirkwood IDA–Aberdeen Hts	5.25%	5/15/2042	BB-	(c)	1,750,000	1,498,935
Kirkwood IDA–Aberdeen Hts	5.25%	5/15/2050	BB-	(c)	5,250,000	4,280,670
KY EDFA–Masonic Homes	5.375%	11/15/2032	NR		1,100,000	1,006,174

112	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
LA Env Facs–St James Place	6.25%	11/15/2045	NR		$6,100,000	$5,711,235	(e)
MA DFA–Ascentria Care†	5.00%	7/1/2041	NR		3,500,000	2,962,367
MA DFA–Ascentria Care†	5.00%	7/1/2051	NR		5,625,000	4,423,773
MA DFA–Ascentria Care†	5.00%	7/1/2056	NR		2,310,000	1,767,235
Magnolia West CDD	5.35%	5/1/2037	NR		225,000	226,331
MD Hlth & HI Ed–Doctors	5.00%	7/1/2038	A3		7,275,000	7,269,256
Montgomery Co IDA–Whitemarsh	5.375%	1/1/2050	NR		4,985,000	4,670,329
Moon IDC–Baptist Homes	6.00%	7/1/2045	NR		9,250,000	7,887,849
Muskingum Co Hsp–Genesis Hlthcare	5.00%	2/15/2033	BB+		2,765,000	2,640,322
Muskingum Co Hsp–Genesis Hlthcare	5.00%	2/15/2044	BB+		13,690,000	12,153,506
Muskingum Co Hsp–Genesis Hlthcare	5.00%	2/15/2048	BB+		7,000,000	6,050,983
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2041	NR		1,885,000	1,606,411
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2051	NR		3,225,000	2,556,878
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2056	NR		1,910,000	1,473,492
Niagara Area Dev Corp–Catholic Hlth	5.00%	7/1/2052	BB+		8,545,000	6,828,841
NJ EDA–Bancroft Neuro	5.00%	6/1/2036	NR		1,500,000	1,457,965
NM Hsp–Gerald Champion	5.50%	7/1/2042	A		5,625,000	5,628,707
NY Dorm–Catholic Hlth	4.00%	7/1/2045	BB+		2,000,000	1,430,108
Oconee Co IDA–Presby Village	6.25%	12/1/2048	NR		2,000,000	1,598,368
Oconee Co IDA–Presby Village	6.375%	12/1/2053	NR		3,000,000	2,397,635
OK DFA–OU Med	5.25%	8/15/2048	Ba2		2,250,000	1,867,128
OK DFA–OU Med	5.50%	8/15/2052	Ba2		12,580,000	10,742,900
Oroville–Oroville Hsp	5.25%	4/1/2039	B+		2,060,000	1,984,097
Oroville–Oroville Hsp	5.25%	4/1/2049	B+		1,000,000	906,650
Oroville–Oroville Hsp	5.25%	4/1/2054	B+		14,940,000	13,304,608
PA Hosp Auth–Doylestown	4.00%	7/1/2045	BB		4,375,000	3,079,692
PA Hosp Auth–Doylestown	5.00%	7/1/2049	BB		2,375,000	1,969,717
Palomar Hlth	5.00%	11/1/2039	BBB		2,525,000	2,497,765
Philadelphia IDA–Gtr Philadelphia Hlth	6.50%	6/1/2045	NR		2,485,000	2,421,552
Philadelphia IDA–Gtr Philadelphia Hlth	6.625%	6/1/2050	NR		3,415,000	3,353,048
RI Hlth & Ed–Care New England	5.00%	9/1/2036	B+		7,000,000	6,070,323
Roanoke EDA–Carilion Clinic	3.00%	7/1/2045	AA-		7,044,000	4,991,309
SC Jobs EDA–Hampton Regl Med	5.00%	11/1/2042	NR		3,815,000	3,665,644	(e)
SC Jobs EDA–Hampton Regl Med	5.00%	11/1/2046	NR		6,070,000	5,725,966	(e)
SC Jobs EDA–Green Charter Schools†	4.00%	6/1/2036	NR		1,000,000	836,385
SC Jobs EDA–Green Charter Schools†	4.00%	6/1/2046	NR		1,250,000	923,241
SE Port Auth–Memorial Hlth	5.50%	12/1/2043	B+	(c)	5,025,000	4,758,923	(e)

See Notes to Financial Statements.	113

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
SE Port Auth–Memorial Hlth	6.00%	12/1/2042	B+	(c)	$1,660,000	$1,667,484
Shelby Co–Farms at Bailey Station	5.75%	10/1/2059	NR		10,000,000	8,468,785
Tarrant Cnty TX Cultural Edu Fac(g)	5.00%	7/1/2053	A1		9,550,000	9,454,862
Tulsa Co Industrial Auth–Montereau	5.25%	11/15/2045	BBB-	(c)	2,750,000	2,710,014
Upper San Juan Hlth Dist	6.00%	6/1/2041	NR		2,225,000	2,052,611	(e)
Upper San Juan Hlth Dist	6.125%	6/1/2046	NR		3,015,000	2,739,473	(e)
WA HFC–Rockwood†	6.00%	1/1/2024	NR		470,000	471,813
Ward Co Hlth–Trinity Hlth	5.00%	6/1/2053	BB+		8,750,000	7,273,766
Washington Co–Memorial Hlth	6.75%	12/1/2052	NR		15,000,000	13,621,656
WI Hlth & Ed–American Baptist	5.00%	8/1/2039	NR		1,625,000	1,332,923
WI Hlth & Ed–Sauk-Prarie Mem Hsp	5.375%	2/1/2048	Ba3		4,000,000	4,006,524
WI Hlth & Ed–St. Camillus	5.00%	11/1/2039	NR		1,000,000	879,431
WI Hlth & Ed–St. Camillus	5.00%	11/1/2046	NR		1,100,000	910,953
WI PFA–Alabama Proton†	6.85%	10/1/2047	NR		3,000,000	2,398,696	(e)
WI PFA–Bancroft Neuro†	4.625%	6/1/2036	NR		4,330,000	3,957,475
WI PFA–Bancroft Neuro†	5.125%	6/1/2048	NR		6,900,000	6,307,349
WI PFA–Cone Health	5.00%	10/1/2052	AA-		8,750,000	8,761,037
WI PFA–Delray Beach Radiation†	6.85%	11/1/2046	NR		2,000,000	1,488,850
WI PFA–Rose Villa†	5.75%	11/15/2044	NR		2,035,000	2,131,776
Wilson Co Hsp	5.60%	9/1/2036	NR		3,530,000	2,731,180	(e)
Total						504,385,525

Housing 3.51%
AZ IDA–NCCU Prop Student Hsg (BAM)	5.00%	6/1/2058	AA		2,500,000	2,554,664
CA Cmty Hsg–Sausalito†	3.00%	2/1/2057	NR		12,895,000	8,040,988
CA Cmty Hsg–Sausalito†	4.00%	2/1/2050	NR		11,500,000	8,014,442
CA Cmty Hsg–The Arbors†	5.00%	8/1/2050	NR		9,000,000	7,681,200
CA HFA–MFH	3.25%	8/20/2036	BBB		19,256,079	16,497,440
CA HFA–MFH	4.25%	1/15/2035	BBB+		3,387,153	3,248,273
CA Muni Fin–Caritas Affordable Hsg	5.25%	8/15/2039	A-		550,000	555,648
CEDA–Provident Student Hsg	5.00%	8/1/2057	Baa3		1,885,000	1,705,989
CMFA–Latitude 33†	4.00%	12/1/2045	NR		5,000,000	3,560,575
CSCDA–Jefferson-Anaheim†	3.125%	8/1/2056	NR		9,500,000	6,104,238
CSCDA–Orange†	3.00%	3/1/2057	NR		10,000,000	6,265,780
CSCDA–Parallel-Anaheim†	4.00%	8/1/2056	NR		4,450,000	3,326,511
CSCDA–Pasadena†	4.00%	12/1/2056	NR		15,000,000	9,923,071
CSCDA–Westgate Pasadena†	3.00%	6/1/2047	NR		15,640,000	10,704,130
CSCDA–Westgate Pasadena†	4.00%	6/1/2057	NR		5,000,000	3,295,944

114	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Housing (continued)
CSCDA–Waterscape†	4.00%	9/1/2046	NR	$2,250,000	$1,584,180
LA Pub Facs Auth–Provident LSU	5.00%	7/1/2059	A3	2,915,000	2,874,340
MI HDA	3.60%	10/1/2060	AA	6,330,000	4,714,488
NH National Fin Auth–Hsg Sec	4.375%	9/20/2036	BBB	5,483,121	4,996,826
Roanoke Co EDA–Richfield Living	5.25%	9/1/2049	NR	15,000,000	10,259,304
Roanoke Co EDA–Richfield Living	5.375%	9/1/2054	NR	5,500,000	3,741,602
Total					119,649,633

Lease Obligations 1.34%
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	5.50%	6/15/2029	A-	3,000,000	3,163,068
NJ EDA–Bldgs	5.00%	6/15/2047	A3	5,450,000	5,398,328
NJ EDA–Goethals Brdg AMT	5.375%	1/1/2043	BBB+	1,175,000	1,176,539
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB+	5,000,000	5,015,653
NJ EDA–Sch Facs	5.00%	6/15/2042	A3	2,000,000	1,982,698
NJ EDA–Sch Facs	5.00%	6/15/2043	A3	5,000,000	4,953,670
NJ EDA–Sch Facs	5.50%	6/15/2029	A3	3,575,000	3,881,705
NJ EDA–State House	5.00%	6/15/2043	A3	3,800,000	3,764,789
NJ Trans Trust Fund	Zero Coupon	12/15/2034	A3	13,420,000	7,233,296
NJ Trans Trust Fund	5.00%	12/15/2035	A3	3,250,000	3,284,424
PR Pub Fin Corp(d)	5.50%	8/1/2031	NR	12,250,000	459,386
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2045	AA	2,500,000	2,530,923
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2049	AA	2,625,000	2,651,126
Total					45,495,605

Other Revenue 6.67%
Arlington HI Ed Fin Corp–Arlington Classics	5.00%	8/15/2045	BBB-	2,250,000	2,132,007
Arlington Hi Ed Fin Corp–Newman Intl Aca	5.00%	8/15/2051	NR	1,500,000	1,268,220
Arlington Hi Ed Fin Corp–Newman Intl Acad	5.00%	8/15/2041	NR	900,000	805,661
Arlington Hi Ed Fin Corp–Newman Intl Acad	5.50%	8/15/2046	NR	5,000,000	4,696,625
AZ IDA–American Charter Sch†	6.00%	7/1/2047	BB+	2,460,000	2,479,829
AZ IDA–Odyssey Prep†	5.50%	7/1/2052	BB-	750,000	712,119
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2041	NR	1,200,000	1,104,061
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2051	NR	1,650,000	1,448,506
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2055	NR	1,000,000	859,268
Build NYC Res Corp–Shefa School†	5.00%	6/15/2051	NR	9,410,000	8,533,095
CA Sch Fin Auth–Kipp LA†	5.125%	7/1/2044	BBB	2,390,000	2,385,270
Cap Trust Agy–Edu Growth Chtr Sch†	5.00%	7/1/2056	NR	23,250,000	19,698,142

See Notes to Financial Statements.	115

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue (continued)
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2040	NR	$3,640,000	$3,361,185
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2050	NR	6,250,000	5,481,085
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2055	NR	8,535,000	7,316,161
Chester Co IDA–Collegium Charter Sch	5.125%	10/15/2037	BB	1,000,000	948,246
Chester Co IDA–Collegium Charter Sch	5.25%	10/15/2047	BB	2,500,000	2,189,933
Chester Co IDA–Collegium Charter Sch	5.375%	10/15/2042	BB	5,000,000	5,003,438
Cleveland Co Port Auth–Playhouse Sq	5.25%	12/1/2038	BB+	1,400,000	1,398,385
Cleveland Co Port Auth–Playhouse Sq	5.50%	12/1/2043	BB+	1,850,000	1,857,515
Cleveland Co Port Auth–Playhouse Sq	5.50%	12/1/2053	BB+	11,485,000	11,365,782
Clifton Higher Ed–IDEA Pub Schs	6.00%	8/15/2043	A-	1,000,000	1,014,015
Clifton Higher Ed–Intl Ldrshp Sch	6.125%	8/15/2048	NR	22,025,000	22,389,216
FL DFC–FL Charter Foundation†	5.00%	7/15/2046	NR	4,000,000	3,591,954	(e)
FL DFC–Mater Admy	5.00%	6/15/2050	BBB	2,140,000	2,081,551
FL DFC–Mater Admy	5.00%	6/15/2055	BBB	1,600,000	1,524,788
FL DFC–Palm Bay Admy†	Zero Coupon	5/15/2037	NR	1,220,000	244,000
FL DFC–Palm Bay Admy†	Zero Coupon	5/15/2037	NR	940,000	9
FL DFC–Palm Bay Admy†	6.375%	5/15/2037	NR	2,620,000	2,177,853
FL DFC–Renaissance Chtr Sch 2015†	6.125%	6/15/2046	NR	5,000,000	5,090,632
FL DFC–Renaissance Chtr Sch 2020†	5.00%	9/15/2040	NR	1,050,000	964,726
FL DFC–Renaissance Chtr Sch 2020†	5.00%	9/15/2050	NR	2,200,000	1,919,588
Florence Twn IDA–Legacy Trad Sch†	6.00%	7/1/2043	BB+	3,250,000	3,314,808
GA World Congress–Convention Ctr Hotel†	5.00%	1/1/2054	NR	17,920,000	13,849,006
IL Fin Auth–Acero Charter†	4.00%	10/1/2034	BB+	440,000	377,723
IL Fin Auth–Acero Charter†	4.00%	10/1/2035	BB+	1,155,000	979,343
Jefferson Parish Econ Dev Dist–Kenner†	5.50%	6/15/2038	NR	3,200,000	3,120,941
Jefferson Parish Econ Dev Dist–Kenner†	5.625%	6/15/2048	NR	4,350,000	4,137,205
Main St Nat Gas–Macquarie	5.00%	5/15/2043	A3	1,900,000	1,858,705
Main St Nat Gas–Macquarie	5.00%	5/15/2049	A3	5,750,000	5,514,408
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2049	BB+	2,335,000	2,117,768
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2054	BB+	1,465,000	1,309,291
Maricopa Co IDA–Paradise Schools†	5.00%	7/1/2047	BB+	4,000,000	3,582,000
MD EDC–Chesapeake Bay Hyatt(d)	5.00%	12/1/2031	NR	10,700,000	6,420,000
MD EDC–Chesapeake Bay Hyatt(d)	5.25%	12/1/2031	NR	3,000,000	1,800,000
MI Fin Auth–Bradford Admy	4.30%	9/1/2030	NR	970,000	861,690
MI Fin Auth–Bradford Admy	4.80%	9/1/2040	NR	1,845,000	1,494,000
MI Fin Auth–Bradford Admy	5.00%	9/1/2050	NR	3,010,000	2,327,089
MI Pub Ed–Crescent Admy	7.00%	10/1/2036	NR	610,000	610,130

116	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue (continued)
Middlesex Co Impt Auth–Heldrich Ctr	6.125%	1/1/2025	NR	$2,790,000	$55,800
Middlesex Co Impt Auth–Heldrich Ctr	6.25%	1/1/2037	NR	5,755,000	115,100
Phoenix IDA–Basis Schs†	5.00%	7/1/2046	BB	2,000,000	1,868,154
Pima Co IDA–Edkey Chtr Sch†	5.00%	7/1/2049	NR	6,000,000	5,166,029
Pima Co IDA–Edkey Chtr Sch†	5.00%	7/1/2055	NR	4,000,000	3,352,401
Plymouth Ed Ctr Charter Sch	5.375%	11/1/2030	D	1,425,000	869,250
PR Comwlth GO	Zero Coupon	11/1/2051	NR	23,653,680	10,673,723
PR Comwlth GO	Zero Coupon	11/1/2051	NR	796,127	104,492
UT Charter Sch–Freedom Academy†	5.00%	6/15/2041	NR	1,020,000	910,410
UT Charter Sch–Freedom Academy†	5.00%	6/15/2052	NR	1,300,000	1,092,385
UT Charter Sch–Freedom Academy†	5.375%	6/15/2048	NR	5,150,000	4,639,807
WA Convention Ctr	4.00%	7/1/2031	NR	11,965,000	10,608,636
WA Convention Ctr	4.00%	7/1/2058	Baa3	11,290,000	8,116,510
Total					227,289,669

Special Tax 5.61%
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	2,425,000	2,373,180
Allentown Neighborhood Impt†	5.375%	5/1/2042	NR	5,500,000	5,147,201
Allentown Neighborhood Impt–City Center†	5.25%	5/1/2042	NR	3,250,000	2,994,824
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%	5/1/2042	NR	11,680,000	11,490,126
Anne Arundel Co Spl Tax–Vlgs Two Rivers	5.125%	7/1/2036	NR	1,030,000	1,025,396
Anne Arundel Co Spl Tax–Vlgs Two Rivers	5.25%	7/1/2044	NR	2,150,000	2,123,382
Arborwood CDD	6.90%	5/1/2036	NR	635,000	618,621
Arborwood CDD	6.90%	5/1/2036	NR	50,000	47,877	(e)
Atlanta Urban Dev Agency–Atlanta Beltline†	3.625%	7/1/2042	NR	1,875,000	1,509,124
Atlanta Urban Dev Agency–Atlanta Beltline†	3.875%	7/1/2051	NR	3,330,000	2,576,625
Baltimore Spc Ob–Harbor Point	4.875%	6/1/2042	NR	875,000	819,210
Baltimore Spc Ob–Harbor Point	5.00%	6/1/2051	NR	1,600,000	1,485,518
Berkeley Co–Nexton Imp Dist	4.25%	11/1/2040	NR	2,250,000	2,007,309
Berkeley Co–Nexton Imp Dist	4.375%	11/1/2049	NR	1,500,000	1,305,549	(e)
Brighton Crossing Met Dist #6	5.00%	12/1/2050	NR	2,340,000	1,909,828
Celebration Pointe CDD	3.375%	5/1/2041	NR	900,000	665,856
Celebration Pointe CDD	4.00%	5/1/2053	NR	900,000	698,816
Celebration Pointe CDD†	5.00%	5/1/2048	NR	6,555,000	6,224,024
Charlotte Co IDA–Babcock Ranch	5.00%	5/1/2042	NR	4,000,000	3,826,322
Charlotte Co IDA–Babcock Ranch	5.00%	5/1/2053	NR	4,000,000	3,733,193
Cleveland Co Port Auth–Flats Bank East†	4.00%	12/1/2055	BB	5,000,000	3,775,845
Cleveland Co Port Auth–Flats Bank East†	4.50%	12/1/2055	NR	3,950,000	3,000,730

See Notes to Financial Statements.	117

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Special Tax (continued)
CO Rocky Mtn Rail Park Met Dist†	5.00%	12/1/2041	NR	$2,000,000	$1,657,237
CO Rocky Mtn Rail Park Met Dist†	5.00%	12/1/2051	NR	6,520,000	4,981,363
Denver Intl Business Ctr Met Dist #1	6.00%	12/1/2048	NR	2,300,000	2,197,987
Frederick Co–Jefferson Technology Park†	4.625%	7/1/2043	NR	2,155,000	1,988,724
Frederick Co–Urbana CDA†	4.00%	7/1/2050	NR	3,755,000	3,082,465
Grandview IDA–Grandview Crossing(d)	5.75%	12/1/2028	NR	1,000,000	300,000
Inland Valley Redev Agy	5.25%	9/1/2037	A	3,375,000	3,432,998
Miami World Ctr CDD	5.25%	11/1/2049	NR	4,500,000	4,415,384
MIDA–Military Village	4.00%	6/1/2041	NR	1,250,000	964,492
MIDA Mount Village PID†	4.00%	8/1/2050	NR	8,500,000	6,270,707
MIDA Mount Village PID†	4.25%	8/1/2035	NR	3,290,000	2,996,688
MIDA Mount Village PID†	4.50%	8/1/2040	NR	1,250,000	1,110,232
MIDA Mount Village PID†	5.00%	8/1/2050	NR	6,500,000	5,701,749
Military Installation Development Authority	4.00%	6/1/2052	NR	11,485,000	7,980,792
North Las Vegas Improv Dist–Vall	4.50%	6/1/2039	NR	480,000	441,556
North Las Vegas Improv Dist–Vall	4.625%	6/1/2043	NR	480,000	435,818
North Las Vegas Improv Dist–Vall	4.625%	6/1/2049	NR	730,000	643,775
North Range Met Dist	5.00%	12/1/2040	NR	2,000,000	1,840,380
North Range Met Dist	5.25%	12/1/2050	NR	5,000,000	4,382,706
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2037	NR	750,000	751,540	(e)
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2046	NR	5,000,000	4,837,352	(e)
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2046	NR	2,850,000	2,734,714	(e)
Orange Co CFD–Rienda	5.00%	8/15/2042	NR	2,000,000	1,980,170
Orange Co CFD–Rienda	5.00%	8/15/2047	NR	2,000,000	1,945,179
Orange Co CFD–Rienda	5.00%	8/15/2052	NR	4,000,000	3,853,436
Peninsula Town Center†	5.00%	9/1/2037	NR	875,000	800,089
Peninsula Town Center†	5.00%	9/1/2045	NR	2,250,000	1,979,807
Prairie Ctr Met Dist #3†	5.00%	12/15/2041	NR	3,475,000	3,146,365
Prince George Co Spl Ob†	5.00%	7/1/2046	NR	5,000,000	4,992,062	(e)
Prince George Co Spl Ob–Westphalia†	5.125%	7/1/2039	NR	1,100,000	1,049,356
Prince George Co Spl Ob–Westphalia†	5.25%	7/1/2048	NR	5,125,000	4,823,694
River Islands PFA–CFD 2003 (AGM)	5.25%	9/1/2052	AA	2,500,000	2,629,310
Scranton RDA GTD	5.00%	11/15/2028	BB+	5,000,000	4,742,002
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2046	NR	2,475,000	1,983,217
St Louis IDA–Ballpark Vlg	4.375%	11/15/2035	NR	3,500,000	2,850,192
St Louis IDA–Ballpark Vlg	4.75%	11/15/2047	NR	4,875,000	3,720,269
St. Charles–Noah’s Ark CID	3.00%	5/1/2030	NR	725,000	631,719
St. Charles–Noah’s Ark CID	3.125%	5/1/2035	NR	500,000	401,044

118	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Special Tax (continued)
Stone Canyon CID(d)	5.70%	4/1/2022	NR	$1,485,000	$386,100
Tahoe Douglas Visitors Auth	5.00%	7/1/2045	NR	2,800,000	2,625,660
Tahoe Douglas Visitors Auth	5.00%	7/1/2051	NR	4,000,000	3,672,287
Tern Bay CDD	5.375%	5/1/2037	NR	370,000	370,032
Village CDD #10	6.00%	5/1/2044	NR	820,000	826,546
Village CDD #12†	4.25%	5/1/2043	NR	6,960,000	6,494,747	(e)
Village CDD #12†	4.375%	5/1/2050	NR	2,780,000	2,568,591	(e)
Village Met Dist–Avon	5.00%	12/1/2040	NR	2,000,000	1,892,447
Village Met Dist–Avon	5.00%	12/1/2049	NR	4,085,000	3,758,437
West Villages Impr Dist–#7	4.75%	5/1/2039	NR	1,750,000	1,667,559	(e)
West Villages Impr Dist–#7	5.00%	5/1/2050	NR	3,090,000	2,889,900	(e)
Total					191,187,432

Tax Revenue 3.34%
American Samoa GO†	6.50%	9/1/2028	Ba3	2,750,000	2,971,462
Guam–Business Privilege Tax	4.00%	1/1/2036	Ba1	6,860,000	5,941,624
Guam–Business Privilege Tax	4.00%	1/1/2042	Ba1	7,000,000	5,669,651
Met Pier & Expo Auth–McCormick Place	5.50%	6/15/2053	A-	9,150,000	9,158,742
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2036	A-	10,000,000	4,755,661
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2037	A-	10,000,000	4,475,824
Monongalia Co–Econ Op Dev Dist†	4.125%	6/1/2043	NR	2,250,000	1,920,337
Monongalia Co–Econ Op Dev Dist†	4.875%	6/1/2043	NR	3,430,000	2,914,970
NY Dorm–PIT	3.00%	3/15/2050	AA+	2,500,000	1,749,961
NY Liberty Dev Corp–1 WTC TCRS (BAM)	3.00%	2/15/2042	AA	4,000,000	3,028,162
NY UDC–PIT	3.00%	3/15/2047	AA+	3,740,000	2,673,786
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	5,283,000	2,975,665
PR Corp Sales Tax	4.55%	7/1/2040	NR	8,719,000	7,769,279
PR Corp Sales Tax	4.75%	7/1/2053	NR	32,084,000	27,481,922
PR Corp Sales Tax	5.00%	7/1/2058	NR	19,422,000	17,194,341
Reno–ReTRAC-Reno Trans†	Zero Coupon	7/1/2058	NR	18,500,000	1,742,841
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2	170,000	163,589
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2	750,000	658,331
USVI Matching Fund	5.00%	10/1/2030	NR	2,500,000	2,557,169
USVI Matching Fund	5.00%	10/1/2039	NR	4,000,000	4,014,344	(e)
WA Convention Ctr	3.00%	7/1/2048	Baa3	6,710,000	4,068,848
Total					113,886,509

See Notes to Financial Statements.	119

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tobacco 6.99%
Buckeye Tobacco	Zero Coupon	6/1/2057	NR		$63,000,000	$6,724,135
Buckeye Tobacco	5.00%	6/1/2055	NR		57,165,000	48,089,359
CA Stwde–Tobacco Settlement	Zero Coupon	6/1/2046	NR		26,325,000	5,930,491
CA Stwde–Tobacco Settlement†	Zero Coupon	6/1/2055	NR		42,500,000	1,777,329
Erie Co Tobacco†	Zero Coupon	6/1/2060	NR		30,000,000	1,433,763
Golden St Tobacco	Zero Coupon	6/1/2066	NR		167,500,000	14,709,398
Inland Empire Tobacco†	Zero Coupon	6/1/2057	CCC		47,000,000	2,268,859
Los Angeles Co Tobacco	4.00%	6/1/2049	BBB+		2,015,000	1,636,034
MI Tob Settlement	Zero Coupon	6/1/2058	NR		228,300,000	9,474,450
MI Tob Settlement	4.00%	6/1/2049	BBB+		4,005,000	3,236,655
MI Tob Settlement	5.00%	6/1/2049	BBB-		3,335,000	3,138,441
Monroe Co Tobacco†	Zero Coupon	6/1/2061	NR		22,900,000	731,408
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR		50,000,000	2,283,165
Nassau Co Tobacco	5.00%	6/1/2035	CCC+		3,170,000	2,861,394
Nassau Co Tobacco	5.25%	6/1/2026	CCC+		3,615,591	3,499,657
RI Tob Settlement	Zero Coupon	6/1/2052	CCC-		25,885,000	3,783,543
Rockland Tobacco†	Zero Coupon	8/15/2060	NR		41,035,000	2,332,795
San Diego Co Tobacco	Zero Coupon	6/1/2054	NR		16,000,000	2,750,469
San Diego Co Tobacco	5.00%	6/1/2048	BBB-		2,235,000	2,105,560
Silicon Valley Tobacco	Zero Coupon	6/1/2036	NR		10,000,000	4,735,121
Silicon Valley Tobacco	Zero Coupon	6/1/2056	NR		20,000,000	1,399,944
Sthrn CA Tobacco	Zero Coupon	6/1/2046	CCC-		15,000,000	2,116,912
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB+		4,000,000	3,256,912
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2046	NR		4,780,000	795,902	(e)
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2055	NR		21,000,000	1,680,808
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2055	NR		100,000,000	6,700,390
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+		26,145,000	24,099,836
Tobacco Settlement Fin Corp VA	Zero Coupon	6/1/2047	CCC-		9,500,000	2,014,248
Tobacco Settlement Fin Corp VA	Zero Coupon	6/1/2047	CCC-		110,695,000	24,269,336
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-		17,575,000	16,303,980
TSASC	5.00%	6/1/2045	CCC+		7,170,000	6,287,486
TSASC	5.00%	6/1/2048	NR		29,710,000	25,530,843
Total						237,958,623

Transportation 8.89%
Allegheny County Airport Authority AMT	5.00%	1/1/2051	A2		3,290,000	3,272,716
CA Muni Fin–LINXS AMT	4.00%	12/31/2047	BBB-	(c)	11,250,000	9,136,235
Central TX Mobility Auth	5.00%	1/1/2046	A-		1,500,000	1,502,483

120	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Chicago O’Hare Arpt AMT	5.00%	1/1/2048	A+	$5,000,000	$4,957,457
Chicago Trans Auth	4.00%	12/1/2050	A+	3,500,000	2,887,955
Chicago Trans Auth	4.00%	12/1/2055	A+	4,000,000	3,256,632
Chicago Trans Auth	5.00%	12/1/2055	A+	1,750,000	1,712,776
Denver City & Co Arpt AMT	5.50%	11/15/2025	A1	3,410,000	3,477,139
Denver RTD–Eagle P3	3.00%	7/15/2037	Baa1	3,825,000	2,934,234
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon	9/1/2031	A	20,000,000	13,533,436
Foothill / Eastern Corridor Toll Rd	Zero Coupon	1/15/2033	A	4,500,000	2,710,157
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2043	A-	4,099,000	3,458,415
Houston Arpt–Continental Airlines AMT	4.75%	7/1/2024	Ba3	2,740,000	2,721,550
Houston Arpt–United Airlines AMT	5.00%	7/15/2028	B	3,500,000	3,503,214
MD EDC–CNX Marine Terminals	5.75%	9/1/2025	BB	9,000,000	9,021,208
MD EDC–Port Covington	4.00%	9/1/2040	NR	1,750,000	1,475,950
MD EDC–Port Covington	4.00%	9/1/2050	NR	14,750,000	11,454,573
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2044	Baa2	250,000	252,243
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2049	Baa2	750,000	753,821
MD EDC–Purple Line AMT	5.25%	6/30/2055	Baa3	12,610,000	12,472,736
Met Transportation Auth NY Revenue(g)	5.25%	11/15/2055	A3	21,710,000	21,408,932
MI Strategic Fund–I-75 AMT (AGM)	4.50%	6/30/2048	AA	3,000,000	2,574,742
Miami Dade CO Aviation–Mia AMT	5.00%	10/1/2044	A	5,000,000	4,993,622
MTA NY	5.00%	11/15/2045	A3	1,900,000	1,819,184
MTA NY	5.00%	11/15/2048	A3	7,420,000	7,057,045
MTA NY	5.00%	11/15/2050	A3	7,630,000	7,226,278
MTA NY	5.25%	11/15/2044	A3	10,000,000	10,032,699
NJ Trans Trust Fund	5.00%	6/15/2045	A3	5,000,000	4,951,649
North Parkway MMD†	4.75%	9/15/2041	NR	2,930,000	2,644,496	(e)
North Parkway MMD†	5.00%	9/15/2051	NR	6,875,000	6,185,849	(e)
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3	9,305,000	8,228,841
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3	1,195,000	1,146,711
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3	17,600,000	16,534,904
NY Trans Dev Corp–Delta AMT	4.375%	10/1/2045	Baa3	29,125,000	24,476,938
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2024	Baa3	6,300,000	6,335,276
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1	1,000,000	1,009,399
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2037	Baa1	1,000,000	1,005,236
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2040	Baa1	1,000,000	824,306
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2042	Baa1	2,500,000	2,386,952
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa2	14,470,000	14,047,671

See Notes to Financial Statements.	121

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
PA Tpk Commn	5.00%		12/1/2044	A3	$4,500,000	$4,452,383
Port Auth NY & NJ AMT	5.00%		11/15/2041	AA-	10,500,000	10,560,367
PR Hwy & Trans Auth(d)	5.00%		7/1/2020	NR	6,035,000	1,207,000	(e)
PR Hwy & Trans Auth(d)	5.00%		7/1/2022	NR	1,545,000	309,000	(e)
PR Hwy & Trans Auth(d)	5.00%		7/1/2028	NR	1,015,000	10
Reno–ReTRAC-Reno Trans†	Zero Coupon		7/1/2058	NR	29,000,000	3,046,320
San Diego Cnty CA Regl Arpt Authority(g)	5.00%		7/1/2056	A2	17,000,000	17,174,165
Triborough Brdg & Tunl Auth	3.00%		11/15/2046	AA-	5,000,000	3,579,261
TX Trans Comm–Hwy 249	Zero Coupon		8/1/2036	Baa3	1,050,000	497,697
TX Trans Comm–Hwy 249	Zero Coupon		8/1/2040	Baa3	1,100,000	402,739
TX Trans Comm–Hwy 249	Zero Coupon		8/1/2048	Baa3	1,000,000	218,916
TX Trans Comm–Hwy 249	5.00%		8/1/2057	Baa3	2,375,000	2,275,307
VA Small Bus Fing–95 Express AMT	4.00%		1/1/2048	BBB-	7,205,000	5,857,824
VA Small Bus Fing–95 Express AMT	5.00%		1/1/2033	BBB-	1,500,000	1,534,326
VA Small Bus Fing–95 Express AMT	5.00%		1/1/2035	BBB-	3,000,000	3,041,212
VA Small Bus Fing–95 Express AMT	5.00%		7/1/2036	BBB-	3,200,000	3,232,405
VA Small Bus Fing–95 Express AMT	5.00%		7/1/2037	BBB-	2,000,000	2,014,524
VA Small Bus Fing–Elizabeth River AMT	4.00%		1/1/2038	BBB	4,500,000	3,985,488
Total						302,774,604

Utilities 10.21%
Baltimore MD Proj Revenue(g)	5.25%		7/1/2047	Aa2	7,195,000	7,556,353
Baltimore MD Proj Revenue(g)	5.25%		7/1/2052	Aa2	12,190,000	12,802,216
Black Belt Energy Gas Dist	4.00%	#(b)	6/1/2051	Aa1	11,445,000	11,015,008
Black Belt Energy Gas Dist	4.00%	#(b)	12/1/2052	Baa1	11,100,000	10,655,393
Burke Co Dev–Oglethorpe Power	4.125%		11/1/2045	BBB+	14,025,000	11,582,034
CA Poll Ctl–Poseidon Res†	5.00%		11/21/2045	Baa3	2,250,000	2,051,473
Campbell Co Solid Wste–Basin Elec	3.625%		7/15/2039	A	12,345,000	10,151,728
Charlotte Co IDA–Babcock Ranch†	5.00%		10/1/2034	NR	1,000,000	932,693
Charlotte Co IDA–Babcock Ranch†	5.00%		10/1/2049	NR	5,500,000	4,750,666
CO Public Auth–ML	6.50%		11/15/2038	A2	5,000,000	5,705,063
Compton Water	6.00%		8/1/2039	NR	3,710,000	3,713,628
FL DFC–Waste Pro AMT	3.00%		6/1/2032	NR	20,250,000	15,743,103
FL DFC–Waste Pro AMT†	5.25%		8/1/2029	NR	7,000,000	6,592,982
GA Muni Elec Auth–MEAG	5.00%		1/1/2048	BBB+	2,000,000	1,903,634
GA Muni Elec Auth–MEAG	5.00%		1/1/2059	BBB+	7,300,000	6,821,977
GA Muni Elec Auth–MEAG	5.00%		1/1/2063	A	2,400,000	2,282,892
Guam Waterworks	5.00%		1/1/2050	A-	2,250,000	2,256,073

122	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
HI Dept Budget–Hawaiian Electric	3.20%		7/1/2039	Baa1		$15,765,000	$12,156,544
HI Dept Budget–Hawaiian Electric AMT	4.00%		3/1/2037	Baa1		4,475,000	4,053,318
Jefferson Co Sewer	Zero Coupon		10/1/2039	BBB		5,000,000	5,050,995
Jefferson Co Sewer	Zero Coupon		10/1/2046	BBB		5,445,000	5,500,044
Jefferson Co Sewer	6.00%		10/1/2042	BBB		7,175,000	7,664,730
Jefferson Co Sewer	6.50%		10/1/2053	BBB		26,800,000	28,751,606
Jefferson Co Sewer (AGM)	Zero Coupon		10/1/2028	AA		4,035,000	3,001,300
Jefferson Co Sewer (AGM)	5.00%		10/1/2044	AA		5,070,000	5,222,331
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	8/1/2052	A1		16,000,000	15,228,771
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2051	A		3,750,000	3,753,817
Main St Nat Gas–Citibank	4.00%	#(b)	5/1/2052	A3		8,750,000	8,297,849
Main St Nat Gas–Citadel†	4.00%	#(b)	8/1/2052	BBB-		50,000,000	47,067,180
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		2/1/2040	Baa2		5,355,000	4,390,982
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		4/1/2040	Baa2		3,115,000	2,551,047
PR Aqueduct & Swr Auth†	4.00%		7/1/2042	NR		6,250,000	4,937,269
PR Aqueduct & Swr Auth†	4.00%		7/1/2042	NR		8,785,000	6,939,826
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		14,165,000	13,911,237
PR Aqueduct & Swr Auth†	5.00%		7/1/2033	NR		4,780,000	4,631,350
PR Aqueduct & Swr Auth†	5.00%		7/1/2035	NR		23,005,000	21,860,987
PR Aqueduct & Swr Auth†	5.00%		7/1/2037	NR		3,500,000	3,302,228
PR Aqueduct & Swr Auth†	5.00%		7/1/2037	NR		6,000,000	5,660,962
PR Elec Pwr Auth(d)	5.00%		7/1/2042	D	(c)	4,975,000	3,706,375
PR Elec Pwr Auth(d)	5.05%		7/1/2042	D	(c)	3,425,000	2,543,063
PR Elec Pwr Auth(d)	5.25%		7/1/2024	D	(c)	7,000,000	5,215,000
PR Elec Pwr Auth(d)	5.50%		7/1/2038	D	(c)	1,530,000	1,145,588
SE AL Gas Dist–Goldman Sachs	4.00%	#(b)	11/1/2051	A2		2,165,000	2,057,902
TEAC–Goldman Sachs	5.00%	#(b)	5/1/2052	A2		2,500,000	2,497,418
Total							347,616,635
Total Municipal Bonds (cost $3,884,187,768)							3,358,741,174

See Notes to Financial Statements.	123

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate#	Interest Rate Reset Date(h)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.90%

VARIABLE RATE DEMAND NOTES 0.90%

Tax Revenue 0.70%
NYC TFA–Future Tax	2.750%	10/3/2022	11/1/2044	AAA	$6,000,000	$6,000,000
NYC TFA–Future Tax	2.950%	10/3/2022	2/1/2045	AAA	5,750,000	5,750,000
NYC TFA–Future Tax	2.950%	10/3/2022	2/1/2045	AAA	12,000,000	12,000,000
Total						23,750,000

Utilities 0.20%
Appling Co Dev–GA Power	2.960%	10/3/2022	9/1/2041	BBB+	7,000,000	7,000,000
Total Short-Term Investments (cost $30,750,000)						30,750,000
Total Investments in Securities 99.51% (cost $3,914,937,768)						3,389,491,174
Other Assets and Liabilities – Net(i) 0.49%						16,793,701
Net Assets 100.00%						$3,406,284,875

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
FGIC	Insured by–Financial Guaranty Insurance Company.
GTD	Guaranteed.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $987,006,722, which represents 28.98% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Securities purchased on a when-issued basis (See Note 2(g)).
(g)	Municipal Bonds Held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) to Financial Statements for details of Municipal Bonds Held in Trust
(h)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(i)	Other Assets and Liabilities–Net include net unrealized appreciation/depreciation on futures contracts as follows:

124	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	552	Short	$(75,691,940)	$(69,776,250)	$5,915,690

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds(3)
Corporate-Backed	$–	$589,613,201	$10,465,200	$600,078,401
Education	–	214,219,079	25,471	214,244,550
General Obligation	–	415,977,217	3,456,047	419,433,264
Health Care	–	466,039,867	38,345,658	504,385,525
Other Revenue	–	223,697,715	3,591,954	227,289,669
Special Tax	–	162,897,541	28,289,891	191,187,432
Tax Revenue	–	109,872,165	4,014,344	113,886,509
Tobacco	–	237,162,721	795,902	237,958,623
Transportation	–	292,428,259	10,346,345	302,774,604
Remaining Industries	–	547,502,597	–	547,502,597
Short-Term Investments
Variable Rate Demand Notes	–	30,750,000	–	30,750,000
Total	$–	$3,290,160,362	$99,330,812	$3,389,491,174

Other Financial Instruments
Futures Contracts
Assets	$5,915,690	$–	$–	$5,915,690
Liabilities	–	–	–	–
Total	$5,915,690	$–	$–	$5,915,690

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Includes Municipal Bonds held in the Trust (See Note 2(h)).

See Notes to Financial Statements.	125

Schedule of Investments (concluded)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of October 1, 2021	$10,542,427
Accrued Discounts (Premiums)	(137,961)
Realized Gain (Loss)	(2,989,298)
Change in Unrealized Appreciation (Depreciation)	(15,137,020)
Purchases	16,083,062
Sales	(10,260,617)
Transfers into Level 3(a)	101,230,219
Transfers out of Level 3	–
Balance as of September 30, 2022	$99,330,812
Change in unrealized appreciation/ depreciation for the year ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$(15,135,875)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

126	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
LONG-TERM INVESTMENTS 97.10%

MUNICIPAL BONDS 97.10%

Corporate-Backed 27.04%
Allegheny Co IDA–US Steel	4.875%		11/1/2024	BB-		$4,000,000	$4,003,365
Allegheny Co IDA–US Steel	5.125%		5/1/2030	BB-		12,485,000	12,540,246
Black Belt Energy Gas Dist–Goldman Sachs	4.00%	#(b)	10/1/2052	A2		14,670,000	14,294,224
Bucks Cnty IDA–Waste Mgmt AMT	2.75%		12/1/2022	A-		1,000,000	998,599
CA Muni Fin–United Airlines AMT	4.00%		7/15/2029	B+		14,740,000	13,564,489
Calhoun Co IDA–Max Midstream AMT†	3.625%		7/1/2026	NR		2,500,000	2,228,498
Downtown Doral CDD†	3.875%		12/15/2023	NR		105,000	103,752
Downtown Doral CDD†	4.25%		12/15/2028	NR		250,000	244,866
FL DFC–Waste Pro AMT†	5.00%		5/1/2029	NR		8,410,000	7,997,617
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2026	NR		100,000	100,263
Henderson Facs–Pratt Paper AMT†	3.70%		1/1/2032	NR		6,500,000	6,053,957
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	BB-		1,570,000	1,723,933
IA Fin Auth–Iowa Fertilizer Co	4.00%	#(b)	12/1/2050	BBB-		5,600,000	5,091,084
IN Fin Auth–OVEC	2.50%		11/1/2030	Baa3		3,350,000	2,838,433
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3		500,000	442,067
IN Fin Auth–OVEC	3.00%		11/1/2030	Baa3		1,000,000	883,516
IN Fin Auth–US Steel	4.125%		12/1/2026	BB-		8,480,000	8,213,306
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-		3,980,000	3,693,111
Love Field Arpt–Southwest Airlines	5.00%		11/1/2022	Baa1		285,000	285,299
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-		2,580,000	2,220,291
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-		9,775,000	9,644,203
MSR Energy Auth–Citi	6.125%		11/1/2029	BBB+		2,440,000	2,651,440
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-		2,835,000	2,776,815
NH Bus Fin Auth–United Illuminating	2.80%	#(b)	10/1/2033	A-		1,000,000	991,448
NH Fin Auth–Casella Waste†	2.95%		4/1/2029	B		2,300,000	1,969,795
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B		1,525,000	1,450,113
NH National Fin Auth–NY Electric & Gas AMT	4.00%		12/1/2028	A-		5,050,000	4,974,715
NH National Fin Auth–Waste Mgmt AMT	2.15%	#(b)	7/1/2027	A-		3,160,000	3,077,517
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1		6,100,000	5,949,672
NJ EDA–Continental Airlines	5.125%		9/15/2023	Ba3		2,115,000	2,116,192
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B		3,500,000	3,271,900
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B		1,500,000	1,259,841
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B		3,000,000	2,781,668
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	1,505,000	1,388,868
NY Trans Dev Corp–American Airlines AMT	3.00%		8/1/2031	B	(c)	4,545,000	3,981,241

See Notes to Financial Statements.	127

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Corporate-Backed (continued)
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-	$820,000	$820,012
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-	4,510,000	4,512,766
NY Trans Dev Corp–Delta Airlines AMT	5.00%		1/1/2032	Baa3	3,000,000	2,946,066
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+	1,000,000	1,003,003
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+	2,500,000	2,192,115
OH Air Dev Auth–OVEC	2.875%		2/1/2026	Baa3	700,000	658,615
OH Air Quality–Pratt Paper AMT†	3.75%		1/15/2028	NR	320,000	319,117
Ohio Air Quality Development Authority	2.875%		2/1/2026	Baa3	1,940,000	1,825,305
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	B-	3,125,000	3,563,431
PA EDA–Covanta AMT†	3.25%		8/1/2039	B	7,700,000	5,621,370
Parish of St James–Nustar Logistics†	6.10%	#(b)	6/1/2038	BB-	8,235,000	8,777,896
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-	2,250,000	2,398,332
Polk Co IDA–Mineral Development†	5.875%		1/1/2033	NR	1,375,000	1,362,876
Port Beaumont Nav Dis–Jefferson Rail AMT†	1.875%		1/1/2026	NR	2,710,000	2,438,264
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.00%		1/1/2027	NR	1,250,000	1,089,450
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.125%		1/1/2028	NR	775,000	654,720
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.25%		1/1/2029	NR	1,300,000	1,066,539
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.50%		1/1/2030	NR	1,150,000	928,120
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.625%		1/1/2031	NR	1,600,000	1,267,190
Port Beaumont Nav Dis–Jefferson Rail AMT†	3.625%		1/1/2035	NR	1,230,000	993,054
Sacramento Co Arpt AMT	5.00%		7/1/2028	A+	3,090,000	3,220,738
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	NR	2,660,000	2,689,761
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	4,125,000	4,234,694
Sumter Co IDA–Enviva Inc AMT	6.00%	#(b)	7/15/2052	B+	15,000,000	13,799,079
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR	9,446,498	8,200,370
Valparaiso Facs–Pratt Paper AMT	5.875%		1/1/2024	NR	110,000	111,695
Valparaiso Facs–Pratt Paper AMT	7.00%		1/1/2044	NR	115,000	118,255
VT EDA–Casella Waste AMT†	5.00%	#(b)	6/1/2052	B	5,500,000	5,357,132
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB	750,000	743,320
Whiting Env Facs–BP AMT	5.00%	#(b)	11/1/2045	A2	1,170,000	1,170,899
WI PFA–American Dream†	5.00%		12/1/2027	NR	1,275,000	1,116,737
WI PFA–American Dream†	6.50%		12/1/2037	NR	2,000,000	1,687,854
WI PFA–Celanese AMT	4.30%		11/1/2030	BBB	3,095,000	3,045,155
WI PFA–Celanese AMT	5.00%		1/1/2024	BBB	1,500,000	1,513,912
WI PFA–Celanese AMT	5.00%		12/1/2025	BBB	2,490,000	2,539,348
WI PFA–Sky Harbour AMT	4.00%		7/1/2036	NR	9,585,000	7,530,836
Total						237,324,370

128	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Education 6.10%
AZ Edu Fac–Odyssey Prep†	4.00%		7/1/2029	BB-		$425,000	$398,191
AZ IDA–Academy of Math & Science Proj†	5.00%		7/1/2029	BB+		1,500,000	1,493,104
CA Choice Clean Energy–Morgan Stanley	3.697% (SOFR * .67 + 1.70%	)#	5/1/2053	A1		10,000,000	9,949,536	(d)
CA Muni Fin–Julian Chtr Sch†	5.00%		3/1/2025	B+		565,000	558,305
CA Muni Fin Auth–William Jessup U†	5.00%		8/1/2024	NR		835,000	837,750
CA Muni Fin Auth–William Jessup U†	5.00%		8/1/2027	NR		100,000	99,897
Cap Trust Agy–Renaissance Chtr Sch†	4.00%		6/15/2029	NR		930,000	859,552
Cap Trust Ed Facs–Advantage Charter Scho	4.00%		12/15/2024	Baa3		325,000	320,354
Cap Trust Ed Facs–Advantage Charter Scho	5.00%		12/15/2029	Baa3		400,000	402,831
Chester Co Hlth & Ed–Immaculata Univ	4.25%		11/1/2032	BB-	(c)	1,600,000	1,308,877
Chester Co Hlth & Ed–Immaculata Univ	5.00%		11/1/2022	BB-	(c)	630,000	629,647
Chicago Brd Ed	5.00%		12/1/2022	BB		1,500,000	1,503,565
City of Farmington NM	1.80%		4/1/2029	A-		4,810,000	4,063,794
Clifton Higher Ed–Intl Ldrshp Sch	4.625%		8/15/2025	NR		1,965,000	1,960,989
Clifton Higher Ed–Intl Ldrshp Sch	5.75%		8/15/2038	NR		1,405,000	1,420,007
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2027	BB+		2,250,000	2,256,212
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2024	Baa3		500,000	506,206
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2025	Baa3		600,000	610,325
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2026	Baa3		750,000	765,708
MA DFA–Emerson Clg	5.00%		1/1/2024	BBB+		500,000	505,474
Maricopa Co IDA–Ottawa Univ†	5.00%		10/1/2026	NR		240,000	240,697
Maricopa Co IDA–Ottawa Univ†	5.125%		10/1/2030	NR		425,000	424,584
Marietta Dev Auth–Life Univ†	5.00%		11/1/2027	Ba3		3,000,000	3,032,288
Multnomah Co Hsp–Mirabella	5.00%		10/1/2024	NR		90,000	90,230
New Hope Cultural Education Facilities Finance Cor†	4.00%		8/15/2023	BB+		700,000	696,100
New Hope Cultural Education Facilities Finance Cor†	4.00%		8/15/2025	BB+		1,280,000	1,246,174
New Hope Cultural Education Facilities Finance Cor†	4.00%		8/15/2027	BB+		1,040,000	986,489
New Hope Cultural Education Facilities Finance Cor†	4.00%		8/15/2029	BB+		1,345,000	1,246,143
NY Dorm–Touro Clg	5.25%		1/1/2034	NR		100,000	103,033
NY Dorm–Yeshiva	5.00%		7/15/2028	BBB-		1,140,000	1,171,977
NY Dorm–Yeshiva	5.00%		7/15/2029	BBB-		1,545,000	1,589,271
NY Dorm–Yeshiva	5.00%		7/15/2030	BBB-		2,200,000	2,255,875

See Notes to Financial Statements.	129

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Education (continued)
NY Dorm–Yeshiva	5.00%		7/15/2032	BBB-		$1,960,000	$1,982,096
NYC IDA–Yankee Stadium (FGIC)	9.415% (CPI YoY	)#	3/1/2027	Baa1		2,500,000	2,520,642
OH Air Dev Auth–Duke Energy AMT	4.25%	#(b)	11/1/2039	BBB		2,000,000	1,967,535
OH HI Ed–Dayton Univ (AMBAC)	6.49% (CPI YoY	)#	12/1/2022	A+		2,365,000	2,366,690
VT Edu Loan Rev AMT	4.00%		6/15/2029	A		1,250,000	1,208,256
Total							53,578,404

Financial Services 0.23%
MA Ed Fin Auth AMT	5.00%		7/1/2025	AA		2,000,000	2,058,181

General Obligation 10.66%
Academical Village CCD	3.25%		5/1/2031	NR		765,000	649,335
Academical Village CDD	2.875%		5/1/2025	NR		910,000	860,742
Arlington ISD–Brooks Academies	4.00%		6/15/2031	NR		3,360,000	2,963,853
Chicago Brd Ed	Zero Coupon		12/1/2025	BB		1,000,000	865,228
Chicago Brd Ed	4.00%		12/1/2022	BB		1,290,000	1,290,387
Chicago Brd Ed	4.00%		12/1/2022	BB		1,175,000	1,175,352
Chicago Brd Ed	4.00%		12/1/2027	BB		2,250,000	2,176,067
Chicago Brd Ed	5.00%		12/1/2030	BB		4,000,000	4,046,847
Chicago Brd Ed	5.00%		12/1/2034	BB		6,325,000	6,334,517
Chicago Brd Ed†	6.75%		12/1/2030	BB		2,000,000	2,223,408
Chicago Brd Ed	7.00%		12/1/2026	BB		100,000	108,331
Chicago GO	5.00%		1/1/2024	BBB+		2,930,000	2,961,803
Chicago GO	5.00%		1/1/2026	BBB+		2,125,000	2,168,497
Chicago GO	5.00%		1/1/2027	BBB+		1,925,000	1,942,274
Chicago GO	5.00%		1/1/2030	BBB+		4,780,000	4,811,382
Coralville GO	4.50%		6/1/2032	BB+		1,215,000	1,220,990
Coralville GO	5.00%		5/1/2030	A-	(c)	1,025,000	1,046,192
IL State GO	5.00%		11/1/2025	BBB+		2,000,000	2,034,388
IL State GO	5.00%		12/1/2026	BBB+		3,000,000	3,058,050
IL State GO	5.00%		3/1/2028	BBB+		6,000,000	6,142,354
IL State GO	5.00%		5/1/2028	BBB+		3,000,000	3,027,165
IL State GO	5.375%		5/1/2023	BBB+		1,700,000	1,716,654
IL State GO	5.50%		5/1/2030	BBB+		5,260,000	5,555,964
New Haven GO	5.00%		8/1/2025	BBB+		580,000	601,272
Philadelphia Sch Dist	5.00%		9/1/2025	A1		200,000	207,312
PR Comwlth GO	Zero Coupon		7/1/2024	NR		5,978,252	5,497,581

130	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
PR Comwlth GO	Zero Coupon		7/1/2033	NR	$980	$542
PR Comwlth GO	Zero Coupon	#(b)	11/1/2043	NR	6,436,560	3,226,326
PR Comwlth GO	4.00%		7/1/2033	NR	1,136,793	1,002,236
PR Comwlth GO	4.00%		7/1/2035	NR	56,654	48,569
PR Comwlth GO	4.00%		7/1/2037	NR	92,716	76,322
PR Comwlth GO	5.25%		7/1/2023	NR	681,468	684,667
PR Comwlth GO	5.375%		7/1/2025	NR	11,433,128	11,552,429
PR Comwlth GO	5.625%		7/1/2027	NR	420,150	429,407
PR Comwlth GO	5.625%		7/1/2029	NR	2,852,109	2,922,001
PR Comwlth GO	5.75%		7/1/2031	NR	2,357,000	2,407,895
PR Elec Pwr Auth (NPFGC)(FGIC)	5.25%		7/1/2023	Baa2	2,325,000	2,328,993
San Gorgonio Memorial Health Care District	5.00%		8/1/2035	Ba2	1,355,000	1,336,051
Scranton GO	5.00%		11/15/2032	BB+	1,000,000	1,003,282
VT EDA–Casella Waste AMT†	4.625%	#(b)	4/1/2036	B	1,900,000	1,809,921
Total						93,514,586

Health Care 11.68%
Atlanta Dev Auth–Georgia Proton	6.00%		1/1/2023	NR	2,000,000	1,060,000
Berks Co IDA–Tower Hlth	5.00%		11/1/2023	BB-	2,945,000	2,872,574
Berks Co IDA–Tower Hlth	5.00%		2/1/2029	BB-	1,500,000	1,294,341
Berks Co IDA–Tower Hlth	5.00%		2/1/2032	BB-	850,000	686,471
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	8,890,000	7,986,877
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	8,710,000	8,174,980
Blaine Sr Hsg & Hlthcare–Crest View	5.125%		7/1/2025	NR	60,000	50,261	(d)
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2025	BB	1,450,000	1,466,945
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2038	BB	1,000,000	923,245
CA Stwde–Daughters of Charity	5.50%		7/1/2022	NR	3,663	3,444
CA Stwde–Daughters of Charity	5.75%		7/1/2024	NR	21,558	20,265
CA Stwde–Loma Linda Univ Med†	5.00%		12/1/2031	BB-	1,000,000	987,800
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2025	BB-	1,200,000	1,212,256
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2026	BB-	1,070,000	1,080,991
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2028	BB-	885,000	886,364
CA Stwde–Loma Linda Univ Med Ctr	5.25%		12/1/2029	BB-	2,500,000	2,539,304
City of Oroville–Oroville Hsp	5.00%		4/1/2026	B+	1,255,000	1,257,291
City of Oroville–Oroville Hsp	5.00%		4/1/2029	B+	900,000	898,485
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2032	BB+	740,000	733,720
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2023	BBB	1,500,000	1,508,017
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2028	BBB	500,000	513,190

See Notes to Financial Statements.	131

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2030	BBB		$1,900,000	$1,945,811
Franklin Co IDA–Menno-Haven	5.00%		12/1/2026	NR		500,000	486,805
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.375%		1/1/2033	NR		2,000,000	1,917,060
Fulton Co Med Ctr	4.00%		7/1/2028	NR		3,275,000	3,067,191
Glendale IDA–Beatitudes	4.00%		11/15/2027	NR		385,000	363,147
Glendale IDA–Beatitudes	5.00%		11/15/2023	NR		1,715,000	1,713,437
Guadalupe Co–Seguin City Hospital	4.00%		12/1/2026	BB		1,255,000	1,180,727
Guadalupe Co–Seguin City Hospital	5.00%		12/1/2022	BB		250,000	250,216
Guadalupe Co–Seguin City Hospital	5.00%		12/1/2023	BB		1,280,000	1,286,654
ID HFA–Madison Mem Hosp	5.00%		9/1/2023	BB+		1,795,000	1,808,791
ID HFA–Madison Mem Hosp	5.00%		9/1/2029	BB+		710,000	724,475
IL Fin Auth–Plymouth Place	5.00%		5/15/2025	BB+	(c)	75,000	77,092
Jefferson Co–Samaritan Med Ctr	5.00%		11/1/2025	BB		1,305,000	1,328,561
King Co Pub Hsp–Snoqualmie Vly Hsp	5.00%		12/1/2025	NR		90,000	88,816
Kirkwood IDA–Aberdeen Hts	5.25%		5/15/2028	BB-	(c)	1,135,000	1,091,199
MA Hlth & Edu Facs–Trinity Hlth	2.766% (3 Mo. LIBOR * .67 + .82%	)#	11/15/2032	AA-		1,520,000	1,484,577
Montgomery Co IDA–Trinity Health	2.776% (3 Mo. LIBOR * .67 + .83%	)#	11/15/2034	AA-		480,000	471,695
Muskingum Co Hsp–Genesis Hlthcare	4.00%		2/15/2023	BB+		1,500,000	1,498,925
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2033	BB+		5,965,000	5,696,030
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2044	BB+		2,000,000	1,775,530
New Hope Cultural–Wesleyan Homes	3.00%		1/1/2024	NR		155,000	149,471
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BBB-		795,000	797,185
NY Dorm–Catholic Hlth	5.00%		7/1/2028	BB+		1,000,000	938,268
NY Dorm–Catholic Hlth	5.00%		7/1/2030	BB+		1,750,000	1,624,624
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2022	BBB-		500,000	500,616
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2022	BBB-		200,000	200,246
OK DFA–OU Med	5.00%		8/15/2029	Ba2		475,000	453,322
OK DFA–OU Med	5.25%		8/15/2043	Ba2		1,500,000	1,276,919
OU MedOK DFA OK DFA–OU Med	5.00%		8/15/2024	Ba2		1,400,000	1,364,358
Palomar Health	5.00%		11/1/2031	BBB		750,000	764,542
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2023	BBB		1,000,000	1,007,038
RI Hlth & Ed–Care New England	5.00%		9/1/2031	B+		8,010,000	7,325,209
Roanoke Co EDA–Richfield Living II	4.30%		9/1/2030	NR		770,000	601,408
SC Jobs EDA–Hampton Regl Med	5.00%		11/1/2022	NR		700,000	700,540

132	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
SC Jobs EDA–Hampton Regl Med	5.00%		11/1/2023	NR		$740,000	$746,165
SC Kiawah Life Plan Village†	8.75%		7/1/2025	NR		4,500,000	4,534,328	(d)
SE Port Auth–Memorial Hlth	5.00%		12/1/2022	B+	(c)	100,000	100,298
SE Port Auth–Memorial Hlth	5.00%		12/1/2023	B+	(c)	100,000	100,587
SE Port Auth–Memorial Hlth	5.50%		12/1/2029	B+	(c)	1,000,000	1,004,059	(d)
SE Port Auth–Memorial Hlth	5.75%		12/1/2032	B+	(c)	1,945,000	1,953,073
Tulsa Co Industrial Auth–Montereau	5.00%		11/15/2023	BBB-	(c)	230,000	231,822
Washington Co–Memorial Hlth	5.50%		12/1/2027	NR		10,000,000	9,489,823
WI Hlth & Ed–American Baptist	4.375%		8/1/2027	NR		225,000	208,614
WI Hlth Fac Auth–St. Camillus	5.00%		11/1/2026	NR		355,000	350,107
WI PFA–Bancroft Neuro†	5.00%		6/1/2026	NR		470,000	464,719
WI PFA–Carson Valley Med Center	3.00%		12/1/2026	BB+		250,000	230,550
WI PFA–Carson Valley Med Center	4.00%		12/1/2031	BB+		1,050,000	966,630
Total							102,498,081

Housing 0.89%
Ca Stwde–Lancer Student Hsg†	3.00%		6/1/2029	NR		710,000	613,916	(d)
Chicago GO	5.00%		1/1/2023	BBB+		2,000,000	2,008,801
MN HFA	3.00%		1/1/2051	AA+		1,140,000	1,084,543
Montgomery Co Hsg	4.00%		7/1/2048	Aa2		435,000	431,231
NC State Hsg Fin Agy	4.00%		7/1/2047	AA+		400,000	396,568
NJ Hsg and Mtg Fin Auth	4.50%		10/1/2048	AA		770,000	769,580
NYC HDC (FHA)	1.45%		11/1/2029	AA+		1,080,000	903,954
NYS HFA L-1 (SONYMA)	1.45%		5/1/2029	Aa2		1,560,000	1,290,064
PA Hsg Fin Auth AMT	4.00%		4/1/2039	AA+		300,000	298,031
Total							7,796,688

Lease Obligations 2.83%
Coralville COPS	4.00%		6/1/2031	BB		1,000,000	938,070
KY Ppty & Bldgs Commn–Proj #112	5.00%		11/1/2024	A1		1,000,000	1,030,808
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	5.50%		6/15/2029	A-		2,015,000	2,124,527
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon		6/15/2028	A-		1,345,000	1,040,760
NJ EDA–Sch Facs	3.71% (MUNIPSA * 1 + 1.25%	)#	9/1/2025	A3		2,280,000	2,282,388
NJ EDA–Sch Facs	4.01% (MUNIPSA * 1 + 1.55%	)#	9/1/2027	A3		530,000	530,316
NJ EDA–Sch Facs	5.00%		3/1/2023	A3		2,005,000	2,018,048

See Notes to Financial Statements.	133

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Lease Obligations (continued)
NJ EDA–Sch Facs	5.00%	6/15/2023	A3	$3,455,000	$3,491,857
NJ EDA–Sch Facs (NPFGC)(FGIC)	5.50%	9/1/2029	A3	1,555,000	1,705,819
NJ Trans Trust Fund	4.00%	12/15/2031	A3	4,110,000	3,941,041
NJ Trans Trust Fund	5.00%	12/15/2023	A3	1,000,000	1,017,620
NJ Trans Trust Fund	5.00%	12/15/2026	A3	3,510,000	3,642,274
NY Liberty Dev Corp–4 WTC CR (AGM)	1.90%	11/15/2031	AA	1,000,000	778,237
PA COPS	5.00%	7/1/2024	A	300,000	308,046
Total					24,849,811

Other Revenue 6.30%
Arlington Hi Ed Fin Corp–Newman Intl Acad	4.00%	8/15/2031	NR	360,000	326,268
Arlington Hi Ed Fin Corp–Newman Intl Acad	4.375%	8/15/2026	NR	1,570,000	1,532,059
AZ IDA–Academy of Math & Science†	4.00%	7/1/2029	BB+	400,000	375,573
AZ IDA–Basis Schools†	5.00%	7/1/2026	BB	415,000	419,107
Build NYC Res Corp–Hellenic Charter†	4.00%	12/1/2031	NR	700,000	636,506
Build NYC Res Corp–Shefa School†	2.50%	6/15/2031	NR	1,100,000	900,382	(d)
CA Sch Fin Auth–Green Dot Charter†	5.00%	8/1/2025	BBB-	150,000	152,235
CA Sch Fin Auth–Green Dot Charter†	5.00%	8/1/2026	BBB-	150,000	152,556
CA Sch Fin Auth–Green Dot Charter†	5.00%	8/1/2027	BBB-	160,000	163,130
Cap Trust Agy–Edu Growth Chtr Sch†	3.375%	7/1/2031	NR	8,785,000	7,420,607
Cap Trust Agy–Franklin Academy†	4.00%	12/15/2023	NR	370,000	368,103
Cap Trust Agy–Franklin Academy†	4.00%	12/15/2024	NR	385,000	380,520
Cap Trust Agy–Franklin Academy†	4.00%	12/15/2025	NR	300,000	294,339
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2026	NR	300,000	302,753
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2027	NR	660,000	663,334
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2028	NR	690,000	691,124
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2029	NR	730,000	728,201
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2035	NR	2,165,000	2,064,187
Chester Co IDA–Collegium Charter Sch	3.70%	10/15/2022	BB	345,000	344,888
Cleveland Co Port Auth–Playhouse Sq	5.00%	12/1/2028	BB+	1,610,000	1,634,241
Clifton Higher Ed–Intl Ldrshp Sch	5.25%	8/15/2026	NR	1,600,000	1,618,101
Clifton Higher Ed–Intl Ldrshp Sch	5.25%	8/15/2028	NR	3,040,000	3,061,464
FL DFC–FL Charter Foundation†	4.00%	7/15/2026	NR	455,000	435,441
FL DFC–Renaissance Chtr Sch†	5.00%	6/15/2025	NR	190,000	190,593
FL DFC–Renaissance Chtr Sch 2020†	4.00%	9/15/2030	NR	470,000	431,350
Florence Twn IDA–Legacy Trad Sch†	5.00%	7/1/2023	BB+	45,000	45,528
GA World Congress–Convention Ctr Hotel†	3.625%	1/1/2031	NR	1,850,000	1,563,638
IL Fin Auth–Acero Charter†	4.00%	10/1/2028	BB+	580,000	546,841

134	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue (continued)
IL Fin Auth–Acero Charter†	4.00%	10/1/2030	BB+	$625,000	$573,768
IL Fin Auth–Acero Charter†	4.00%	10/1/2031	BB+	985,000	889,746
IL Fin Auth–Acero Charter†	4.00%	10/1/2032	BB+	680,000	603,832
Illinois Sports Facilities Authority (The) (AGM)	5.25%	6/15/2032	AA	750,000	766,595
Jefferson Parish Econ Dev Dist–Kenner†	4.80%	6/15/2029	NR	2,390,000	2,356,233
Main St Nat Gas–Macquarie	5.00%	5/15/2026	A3	1,000,000	1,019,650
MD EDC–Chesapeake Bay Hyatt(e)	5.00%	12/1/2031	NR	1,500,000	900,000
Phoenix IDA–GreatHearts Academy	2.95%	7/1/2026	BBB-	1,315,000	1,224,971
Pima Co IDA–Edkey Chtr Sch†	3.50%	7/1/2025	NR	760,000	736,007
PR Elec Pwr Auth(e)	5.00%	7/1/2018	NR	50,000	37,000
UT Charter Sch–Freedom Academy†	3.25%	6/15/2031	NR	540,000	456,201
UT Charter Sch–Freedom Academy†	4.50%	6/15/2027	NR	2,410,000	2,339,345
WA Convention Ctr	4.00%	7/1/2031	NR	14,705,000	13,038,026
WA State Convention Ctr Pub Facs	3.00%	7/1/2031	Baa3	2,395,000	2,031,400
WA State Convention Ctr Pub Facs	4.00%	7/1/2030	Baa3	925,000	871,003
Total					55,286,846

Special Tax 4.41%
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	2,000,000	1,957,262
Allentown Neighborhood Impt–City Center†	5.00%	5/1/2023	Ba3	130,000	130,549
Allentown Neighborhood Impt–City Center†	5.00%	5/1/2028	NR	1,430,000	1,416,543
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%	5/1/2042	NR	955,000	939,475
Atlanta Urban Dev Agency–Atlanta Beltline†	2.375%	7/1/2026	NR	690,000	644,293
Atlanta Urban Dev Agency–Atlanta Beltline†	2.875%	7/1/2031	NR	965,000	829,841
Baltimore Spc Ob–Harbor Point	4.50%	6/1/2033	NR	400,000	382,331
Berkeley Co–Nexton Imp Dist	4.00%	11/1/2030	NR	425,000	400,983
Celebration Pointe Community Development District	2.375%	5/1/2026	NR	430,000	384,310
Celebration Pointe Community Development District	3.00%	5/1/2031	NR	675,000	555,643	(d)
Charlotte Co IDA–Babcock Ranch	4.125%	5/1/2027	NR	1,225,000	1,200,385
Charlotte Co IDA–Babcock Ranch	4.25%	5/1/2032	NR	2,000,000	1,907,051
CO Rocky Mtn Rail Park Met Dist†	5.00%	12/1/2031	NR	1,500,000	1,373,938
MD Special Tax–Brunswick Crossing	3.00%	7/1/2024	NR	475,000	461,930
MIDA Mount Village PID†	4.00%	8/1/2025	NR	1,000,000	977,671
MIDA Mount Village PID†	4.00%	8/1/2027	NR	1,385,000	1,322,449
MIDA Mount Village PID†	4.00%	8/1/2029	NR	1,000,000	927,432

See Notes to Financial Statements.	135

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Special Tax (continued)
MIDA Mount Village PID†	4.00%		8/1/2031	NR	$1,000,000	$899,987
North Las Vegas Special Improv Dist–Vall	3.50%		6/1/2023	NR	100,000	99,377
North Las Vegas Special Improv Dist–Vall	3.50%		6/1/2024	NR	115,000	112,795
North Las Vegas Special Improv Dist–Vall	3.75%		6/1/2025	NR	145,000	141,344
Nthrn Palm Bch Co Impt Dist	5.00%		8/1/2037	NR	750,000	751,540	(d)
NYC IDA–Yankee Stadium (FGIC)	9.395% (CPI YoY	)#	3/1/2025	Baa1	1,585,000	1,594,371	(d)
NYC IDA–Yankee Stadium (FGIC)	9.405% (CPI YoY	)#	3/1/2026	Baa1	1,350,000	1,359,901
Peninsula Town Center†	4.00%		9/1/2023	NR	75,000	73,942
Peninsula Town Center†	4.50%		9/1/2028	NR	680,000	631,128
Scranton RDA GTD	5.00%		11/15/2028	BB+	255,000	241,842
St Louis IDA–Ballpark Vlg	3.875%		11/15/2029	NR	1,170,000	1,017,808
St. Charles–Noah’s Ark CID	3.00%		5/1/2023	NR	300,000	297,150
St. Charles–Noah’s Ark CID	3.00%		5/1/2025	NR	450,000	429,468
St. Charles–Noah’s Ark CID	3.00%		5/1/2026	NR	275,000	257,619
St. Charles–Noah’s Ark CID	3.00%		5/1/2030	NR	1,950,000	1,699,107
Tahoe Douglas Visitors Auth	4.00%		7/1/2027	NR	650,000	634,832
Tahoe Douglas Visitors Auth	5.00%		7/1/2030	NR	2,755,000	2,796,356
Village CDD #12†	3.25%		5/1/2023	NR	160,000	159,441
Village CDD #12	3.25%		5/1/2026	NR	1,925,000	1,854,309
Village CDD #13	2.55%		5/1/2031	NR	2,225,000	1,817,596
Village CDD #13†	2.625%		5/1/2030	NR	1,490,000	1,267,087
Village Met Dist–Avon	4.15%		12/1/2030	NR	3,695,000	3,477,027
West Villages Unit #7	4.00%		5/1/2024	NR	370,000	368,235
West Villages Unit #7	4.25%		5/1/2029	NR	940,000	920,665
Total						38,715,013

Tax Revenue 1.32%
American Samoa GO†	6.50%		9/1/2028	Ba3	1,000,000	1,080,532
Casino Reinv Dev Auth	5.00%		11/1/2022	Baa2	350,000	350,291
Guam–Business Privilege Tax	5.00%		1/1/2030	Ba1	1,500,000	1,498,176
Guam–Business Privilege Tax	5.00%		1/1/2031	Ba1	750,000	744,179
Met Pier & Expo Auth–McCormick Place	5.00%		12/15/2022	A-	1,275,000	1,277,614
PR Corp Sales Tax	Zero Coupon		7/1/2031	NR	591,000	376,542
PR Corp Sales Tax	Zero Coupon		7/1/2033	NR	48,000	27,036
PR Corp Sales Tax	4.329%		7/1/2040	NR	27,000	23,389
PR Corp Sales Tax	4.536%		7/1/2053	NR	1,000	826

136	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Tax Revenue (continued)
PR Corp Sales Tax	4.55%		7/1/2040	NR		$3,000	$2,673
PR Corp Sales Tax	4.75%		7/1/2053	NR		19,000	16,275
PR Corp Sales Tax	5.00%		7/1/2058	NR		49,000	43,380
Sparks–Legends at Sparks Marina†	2.50%		6/15/2024	Ba2		390,000	375,292
Sparks–Legends at Sparks Marina†	2.75%		6/15/2028	Ba2		3,110,000	2,729,880
USVI Matching Fund	5.00%		10/1/2026	NR		1,000,000	1,027,119
USVI Matching Fund	5.00%		10/1/2027	NR		1,000,000	1,028,700
USVI Matching Fund	5.00%		10/1/2028	NR		1,000,000	1,028,433
Total							11,630,337

Tobacco 0.35%
Nassau Co Tobacco	5.25%		6/1/2026	CCC+		1,392,003	1,347,368
PA Tob Settlement	5.00%		6/1/2023	A1		760,000	766,363
San Diego Tobacco Settlement	4.00%		6/1/2032	BBB		150,000	140,362
SD Edu Enhancement Fding Corp	5.00%		6/1/2024	NR		775,000	784,169
Total							3,038,262

Transportation 8.92%
City of Los Angeles Department of Airports AMT	5.00%		5/15/2029	AA-		2,700,000	2,835,907
Denver Arpt–United Airlines AMT	5.00%		10/1/2032	B		9,010,000	8,594,734
E470 Pub Hwy Auth	2.333% (SOFR * .67 + .35%	)#	9/1/2039	A		1,685,000	1,668,194
Houston Arpt–United Airlines AMT	5.00%		7/15/2027	B-	(c)	3,000,000	3,016,234
Houston Arpt–United Airlines AMT	5.00%		7/15/2035	B		2,450,000	2,299,847
MD EDC–CNX Marine Terminals	5.75%		9/1/2025	BB		9,500,000	9,522,387
MD EDC–Port Covington	3.25%		9/1/2030	NR		2,650,000	2,340,476
MD EDC–Purple Line AMT	5.00%		11/12/2028	Baa3		4,600,000	4,729,032
MTA NY	5.00%		11/15/2029	A3		2,660,000	2,723,152
MTA NY	5.00%		11/15/2029	A3		1,000,000	1,038,079
MTA NY	5.00%		11/15/2031	A3		1,850,000	1,878,981
MTA NY	5.00%	#(b)	11/15/2034	A3		4,475,000	4,556,294
MTA NY	5.00%	#(b)	11/15/2045	A3		5,135,000	5,306,415
North Parkway Municipal Management District No 1†	3.625%		9/15/2026	NR		500,000	472,196
North Parkway Municipal Management District No 1†	4.25%		9/15/2031	NR		1,500,000	1,400,058
NY Trans Dev Corp–Delta Airlines AMT	5.00%		1/1/2036	Baa3		5,000,000	4,797,953
NY Trans Dev Corp–Delta AMT	5.00%		1/1/2024	Baa3		1,000,000	1,005,599

See Notes to Financial Statements.	137

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
NY Trans Dev Corp–Delta AMT	5.00%		1/1/2030	Baa3		$3,875,000	$3,853,502
NY Trans Dev Corp–JFK IAT AMT	5.00%		12/1/2030	Baa1		8,000,000	8,160,858
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%		7/1/2032	Baa2		830,000	758,105
NY Trans Dev Corp–TOGA AMT	5.00%		1/1/2023	Baa3		1,055,000	1,057,382
NYS Thruway–Service Area Proj AMT	2.50%		10/31/2031	BBB-	(c)	1,365,000	1,090,441	(d)
Osceola Co Trans–Osceola Parkway	5.00%		10/1/2031	BBB+		1,050,000	1,074,217
Philadelphia Arpt AMT	5.00%		7/1/2031	A2		1,900,000	1,988,759
PR Hwy & Trans Auth (AMBAC)	10.18% (CPI YoY	)#	7/1/2028	NR		2,230,000	2,072,436
Total							78,241,238

Utilities 16.37%
Black Belt Energy Gas Dist	4.00%	#(b)	12/1/2052	Baa1		13,125,000	12,599,282
Black Belt Energy Gas Dist–CIBC	5.00%	#(b)	5/1/2053	Aa2		8,800,000	9,059,757
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	7/1/2052	Aa1		3,000,000	2,972,997
Burke Co Dev–Oglethorpe Power	3.00%	#(b)	11/1/2045	A-		1,535,000	1,529,147
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2029	Baa3		250,000	254,440
Central Plains–Goldman Sachs	5.00%	#(b)	5/1/2053	A2		10,000,000	10,015,290
Charlotte County IDA–Babcock Ranch†	5.00%		10/1/2029	NR		895,000	870,519
CO Public Auth–ML	6.125%		11/15/2023	A2		1,035,000	1,048,111
FL DFC–Waste Pro AMT	3.00%		6/1/2032	NR		11,910,000	9,259,277
Guam Pwr Auth	5.00%		10/1/2029	BBB		3,500,000	3,662,488
IN Fin Auth–Indy Power & Light	1.40%		8/1/2029	A2		2,000,000	1,614,142
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1		850,000	813,087
Main St Nat Gas–Citi	5.00%	#(b)	12/1/2052	A3		6,800,000	6,798,114
Main St Nat Gas–Citibank	4.00%	#(b)	9/1/2052	A3		1,190,000	1,117,440
Main St Nat Gas–Citadel†	4.00%	#(b)	8/1/2052	BBB-		27,000,000	25,416,277
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA		7,000,000	5,594,532
PR Aqueduct & Swr Auth†	5.00%		7/1/2025	NR		2,550,000	2,561,793
PR Aqueduct & Swr Auth†	5.00%		7/1/2028	NR		9,915,000	9,893,061
PR Aqueduct & Swr Auth†	5.00%		7/1/2028	NR		4,750,000	4,739,490
PR Elec Pwr Auth(e)	4.10%		7/1/2019	NR		240,000	174,900
PR Elec Pwr Auth(e)	4.25%		7/1/2020	NR		970,000	706,887
PR Elec Pwr Auth(e)	5.25%		7/1/2027	D	(c)	2,630,000	1,959,350
PR Elec Pwr Auth (AGM)	5.00%		7/1/2024	AA		145,000	146,986
Rockport IN Poll Ctl–IN MI Pwr	3.05%		6/1/2025	A-		1,610,000	1,584,180
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		8,000,000	7,426,060
SE AL Gas Dist–Goldman Sachs	4.00%	#(b)	4/1/2049	A3		4,030,000	4,017,401

138	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

Investments		Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
TEAC–Goldman Sachs		5.00%	#(b)	5/1/2052	A2		$10,090,000	$10,079,580
TEAC–Goldman Sachs		5.625%		9/1/2026	BBB	(c)	5,405,000	5,650,086
TX Muni Gas Acq & Supply–ML		6.25%		12/15/2026	A2		1,980,000	2,057,652
Total								143,622,326
Total Municipal Bonds (cost $916,248,768)								852,154,143

	Interest Rate#	Interest Rate Reset Date(f)		Final Maturity Date

SHORT-TERM INVESTMENTS 0.46%

VARIABLE RATE DEMAND NOTES 0.46%

Utilities
Appling Co Dev - GA Power (cost $4,000,000)	2.960%	10/3/2022		9/1/2041	BBB+		4,000,000	4,000,000
Total Investments in Securities 97.56% (cost $920,248,768)								856,154,143
Other Assets and Liabilities – Net(g) 2.44%								21,413,587
Net Assets 100.00%								$877,567,730

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
COPS	Certificates of Participation.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
CR	Custodian Receipt.
FGIC	Insured by–Financial Guaranty Insurance Company.
FHA	Insured by–Federal Housing Administration.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Overnight Financing Rate.
SONYMA	State of New York Mortgage Agency.
TRIPS	Tax Refund Intercept Programs.
YoY	Year on Year inflation rates.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $212,527,715, which represents 24.22% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.

See Notes to Financial Statements.	139

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

(d)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Defaulted (non-income producing security).
(f)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(g)	Other Assets and Liabilities–Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	December 2022	562	Short	$(65,123,483)	$(62,979,125)	$2,144,358
U.S. 5-Year Treasury Note	December 2022	376	Short	(40,999,411)	(40,422,938)	576,473
Total Unrealized Appreciation on Futures Contracts						$2,720,831

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Education	$–	$43,628,868	$9,949,536	$53,578,404
Health Care	–	96,909,433	5,588,648	102,498,081
Housing	–	7,182,772	613,916	7,796,688
Other Revenue	–	54,386,464	900,382	55,286,846
Special Tax	–	35,813,459	2,901,554	38,715,013
Transportation	–	77,150,797	1,090,441	78,241,238
Remaining Industries	–	516,037,873	–	516,037,873
Short-Term Investments
Variable Rate Demand Notes	–	4,000,000	–	4,000,000
Total	$–	$835,109,666	$21,044,477	$856,154,143

Other Financial Instruments
Futures Contracts
Assets	$2,720,831	$–	$–	$2,720,831
Liabilities	–	–	–	–
Total	$2,720,831	$–	$–	$2,720,831

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

140	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of October 1, 2021	$–
Accrued Discounts (Premiums)	(47,577)
Realized Gain (Loss)	75
Change in Unrealized Appreciation (Depreciation)	(1,100,938)
Purchases	13,198,001
Sales	(135,000)
Transfers into Level 3(a)	9,129,916
Transfers out of Level 3	–
Balance as of September 30, 2022	$21,044,477
Change in unrealized appreciation/depreciation for the year ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$(1,100,938)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	141

Schedule of Investments

SUSTAINABLE MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 90.63%

MUNICIPAL BONDS 90.63%

Education 21.90%
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	5/1/2053	A1	$150,000	$146,684
California Educational Facilities Authority	4.00%		10/1/2039	A2	150,000	139,361
Cleveland State University	5.00%		6/1/2031	A+	100,000	103,757
IA HI Ed–Des Moines Univ	5.00%		10/1/2027	BBB+	125,000	129,206
MN St Ed Facs–Univ of St Thomas	4.00%		10/1/2036	A2	150,000	139,452
NY Dorm–Pratt Institute	5.00%		7/1/2031	A2	150,000	155,309
NY Dorm–Yeshiva	5.00%		7/15/2029	BBB-	150,000	154,298
Stephen F Austin State University	5.00%		10/15/2028	A1	25,000	26,368
Total						994,435

General Obligation 4.51%
Chicago Brd Ed	4.00%		12/1/2039	BB	125,000	106,166
San Gorgonio Memorial Health Care District	5.00%		8/1/2035	Ba2	100,000	98,602
Total						204,768

Health Care 32.44%
CT Hlth & Ed–Hartford Hlthcare	5.00%		7/1/2028	A	165,000	173,271
Dutchess Co LDC–Nuvance Hlth	5.00%		7/1/2027	BBB+	125,000	129,298
Franklin Co IDA–Trinity Hlth	5.00%		12/1/2036	AA-	150,000	157,127
Guadalupe Co–Seguin City Hospital	4.00%		12/1/2026	BB	200,000	188,164
Lee Memorial Health System	5.00%		4/1/2029	A+	50,000	52,482
New York St Dorm Auth Revs Non St Supported Debt Bds Catholic Health Sys, Inc.	5.00%		7/1/2026	BB+	100,000	95,496
Norfolk EDA–Sentara Hlth	5.00%	#(b)	11/1/2048	AA	150,000	159,627
OH State–Univ Hosp	5.00%		1/15/2032	A	150,000	155,878
Palomar Health	4.00%		8/1/2035	A1	100,000	94,754
Tarrant Co Cultural–CHRISTUS Health	5.00%	#(b)	7/1/2053	A1	250,000	266,479
Total						1,472,576

Housing 2.68%
MD State Hsg CDA	3.50%		3/1/2050	Aa1	125,000	121,463

Lease Obligation 2.66%
NJ EDA–Sch Facs	5.00%		6/15/2035	A3	120,000	120,912

142	See Notes to Financial Statements.

Schedule of Investments (continued)

SUSTAINABLE MUNICIPAL BOND FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Other Revenue 5.70%
Build NYC Res Corp–Shefa School†	2.50%		6/15/2031	NR	$100,000	$81,853	(c)
DC Rev–Kipp Chtr Sch	5.00%		7/1/2037	BBB+	175,000	177,075
Total						258,928

Transportation 14.73%
Foothill-Eastern Transportation Corridor Agency	5.00%		1/15/2028	A-	125,000	128,149
MD EDC–Purple Line AMT	5.00%		11/12/2028	Baa3	150,000	154,208
MTA NY	5.00%		11/15/2032	A3	175,000	177,305
Osceola Transportation Revenue County	5.00%		10/1/2028	BBB+	100,000	102,696
Triborough Brdg & Tunl Auth	5.00%		11/15/2029	AA-	100,000	106,545
Total						668,903

Utilities 6.01%
CA Choice Clean Energy–Goldman	4.00%	#(b)	10/1/2052	A2	130,000	128,718
Chicago Water	5.00%		11/1/2029	A	140,000	144,148
Total						272,866
Total Investments in Securities 90.63% (cost $4,433,394)						4,114,851
Other Assets and Liabilities – Net 9.37%						425,332
Net Assets 100.00%						$4,540,183

AMT	Income from the security may be subject to Alternative Minimum Tax.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $81,853, which represents 1.80% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.	143

Schedule of Investments (concluded)

SUSTAINABLE MUNICIPAL BOND FUND September 30, 2022

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Other Revenue	$–	$177,075	$81,853	$258,928
Remaining Industries	–	3,855,923	–	3,855,923
Total	$–	$4,032,998	$81,853	$4,114,851

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of January 5, 2022 (Commencement of operations)	$–
Accrued Discounts (Premiums)	34
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	(17,681)
Purchases	99,500
Sales	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of September 30, 2022	$81,853
Change in unrealized appreciation/depreciation for the period ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$(17,681)

144	See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 96.86%

MUNICIPAL BONDS 96.86%

Corporate-Backed 3.08%
CA Muni Fin–United Airlines AMT	4.00%		7/15/2029	B+	$2,430,000	$2,236,208
CA Muni Fin–Waste Mgmt AMT	2.40%	#(b)	10/1/2044	A-	4,930,000	4,380,538
CA Poll Ctl–Poseidon Res AMT†	5.00%		11/21/2045	Baa3	4,410,000	4,151,337
CA Poll Ctl–Waste Mgmt AMT	4.30%		7/1/2040	A-	185,000	179,400	(c)
Long Beach Nat Gas–ML	5.00%		11/15/2029	A2	1,285,000	1,319,548
San Francisco Arpt–SFO Fuel AMT	5.00%		1/1/2038	A1	1,715,000	1,734,421
Total						14,001,452
					’
Education 9.87%
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	5/1/2053	A1	4,350,000	4,253,850
CA Ed Facs–ArtCenter College of Design	5.00%		12/1/2030	Baa1	1,175,000	1,204,986
CA Ed Facs–ArtCenter College of Design	5.00%		12/1/2044	Baa1	1,500,000	1,464,634
CA Ed Facs–Chapman Univ	4.00%		4/1/2047	A2	1,910,000	1,681,814
CA Ed Facs–Chapman Univ	5.00%		4/1/2040	A2	1,000,000	1,019,753
CA Ed Facs–Loyola Marymount Univ	5.00%		10/1/2048	A2	1,000,000	1,031,323
CA Ed Facs–Loyola Marymount Univ (NPFGC)(FGIC)	Zero Coupon		10/1/2029	A2	650,000	495,965
CA Ed Facs–Loyola Marymount Univ (NPFGC)(FGIC)	Zero Coupon		10/1/2033	A2	1,720,000	1,074,080
CA Ed Facs–Santa Clara Univ	5.00%		4/1/2039	Aa3	1,000,000	1,022,179
CA Ed Facs–Univ of Pacific	4.00%		11/1/2042	A2	1,125,000	1,026,889
CA Ed Facs–Univ of Pacific	4.00%		11/1/2044	A2	1,000,000	896,692
CA Ed Facs–Univ of San Francisco	5.00%		10/1/2037	A2	1,000,000	1,049,530
CA Ed Facs–Univ of San Francisco	5.00%		10/1/2053	A2	2,000,000	2,059,012
CA Infra & Econ Dev–UCSF	5.00%		5/15/2047	AA	3,325,000	3,467,265
CA Muni Fin–Biola Univ	5.00%		10/1/2029	Baa1	330,000	333,926
CA Muni Fin–Biola Univ	5.00%		10/1/2032	Baa1	400,000	412,191
CA Muni Fin–Biola Univ	5.00%		10/1/2042	Baa1	1,500,000	1,505,899
CA Muni Fin–Emerson Clg	5.00%		1/1/2042	BBB+	3,190,000	3,143,499
CA Muni Fin–Julian Chtr Sch†	5.625%		3/1/2045	B+	500,000	454,178
CA Muni Fin–Touro College	5.25%		1/1/2040	NR	1,085,000	1,121,626
CA Muni Fin–Univ of La Verne	5.00%		6/1/2043	A3	1,035,000	1,054,194
CA Muni Fin–Univ of San Diego	5.00%		10/1/2049	A1	2,000,000	2,076,638
CA Sch Fin–Aspire†	5.00%		8/1/2046	NR	85,000	89,073
CA Sch Fin–Aspire†	5.00%		8/1/2046	BBB	915,000	895,712

See Notes to Financial Statements.	145

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
CA Sch Fin–Green Dot Charter†	5.00%	8/1/2045	BBB-	$620,000	$608,235
CA Sch Fin Auth–KIPP LA†	5.00%	7/1/2045	BBB	540,000	521,345
CA Stwde–Culinary Institute	5.00%	7/1/2046	Baa2	1,010,000	976,658
Ripon USD (BAM)	5.50%	8/1/2043	AA	1,000,000	1,064,096
Univ of CA	5.00%	5/15/2052	AA	2,500,000	2,623,693
Univ of CA	5.25%	5/15/2047	AA	2,000,000	2,081,440
Univ of CA	5.25%	5/15/2058	AA	2,500,000	2,609,145
University of CA	4.00%	5/15/2041	AA	1,635,000	1,513,954
Total					44,833,474

General Obligation 11.92%
Banning USD (AGM)	5.25%	8/1/2042	AA	1,115,000	1,168,595
CA St GO	4.00%	10/1/2044	Aa2	1,805,000	1,663,553
CA State GO	3.00%	10/1/2033	Aa2	1,250,000	1,131,160
CA State GO	4.00%	9/1/2035	Aa2	1,145,000	1,146,419
CA State GO	5.00%	4/1/2032	Aa2	2,200,000	2,470,864
CA State GO	5.00%	8/1/2038	Aa2	1,565,000	1,637,627
CA State GO	5.25%	8/1/2032	Aa2	2,500,000	2,631,362
CA State GO	5.25%	10/1/2039	Aa2	500,000	524,748
California St GO	5.25%	9/1/2047	Aa2	3,000,000	3,266,461
Centinela UHSD (BAM)	4.00%	8/1/2052	AA	1,615,000	1,416,443
Centinela UHSD (BAM)	5.00%	8/1/2052	AA	2,000,000	2,068,870
Cupertino USD	2.50%	8/1/2033	Aa1	740,000	626,517
Grossmont UHSD (AGM)	Zero Coupon	6/1/2040	AA	2,000,000	824,150
Hope Elem Sch Dist	4.00%	8/1/2047	AA	2,000,000	1,794,837
Imperial USD (BAM)	5.25%	8/1/2043	AA	2,000,000	2,181,638
Irvine USD	5.50%	9/1/2035	Aa1	1,060,000	1,157,341
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2038	AA	1,000,000	1,031,135
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2056	AA	1,000,000	1,029,580
Long Beach USD	3.00%	8/1/2037	Aa2	2,420,000	1,964,159
New Haven USD	4.00%	8/1/2044	Aa3	1,250,000	1,122,140
Newport Mesa USD	Zero Coupon	8/1/2041	Aaa	1,325,000	547,067
Newport-Mesa USD	Zero Coupon	8/1/2045	Aaa	2,000,000	662,214
North Orange CCD	2.75%	8/1/2036	AA+	2,000,000	1,636,157
Orange USD	4.00%	8/1/2047	AA	1,000,000	897,418
Panama-Buena Vista USD (BAM)	2.625%	8/1/2037	AA	1,510,000	1,185,077
Perris UHSD (AGM)	3.00%	9/1/2044	AA	1,000,000	739,287
PR Comwlth GO	Zero Coupon	7/1/2024	NR	52,336	48,128

146	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
PR Comwlth GO	Zero Coupon		7/1/2033	NR	$1,434	$793
PR Comwlth GO	Zero Coupon	#(b)	11/1/2043	NR	779,478	390,713
PR Comwlth GO	4.00%		7/1/2033	NR	6,526	5,754
PR Comwlth GO	4.00%		7/1/2035	NR	40,696	34,888
PR Comwlth GO	4.00%		7/1/2037	NR	20,754	17,084
PR Comwlth GO	4.00%		7/1/2046	NR	2,000,000	1,503,181
PR Comwlth GO	5.25%		7/1/2023	NR	87,405	87,815
PR Comwlth GO	5.375%		7/1/2025	NR	174,326	176,145
PR Comwlth GO	5.625%		7/1/2027	NR	172,747	176,553
PR Comwlth GO	5.625%		7/1/2029	NR	169,945	174,110
PR Comwlth GO	5.75%		7/1/2031	NR	165,067	168,631
San Benito HSD	Zero Coupon		8/1/2041	Aa3	1,640,000	714,239
San Benito HSD	Zero Coupon		8/1/2042	Aa3	1,795,000	744,409
San Benito HSD	Zero Coupon		8/1/2043	Aa3	2,600,000	1,026,630
San Francisco Arpt AMT	5.25%		5/1/2042	A+	1,000,000	1,013,359
San Francisco CCD	5.00%		6/15/2028	A+	1,000,000	1,046,847
San Gorgonio Mem Hlthcare Dist	5.00%		8/1/2032	Ba2	1,000,000	1,000,011
San Leandro USD (BAM)	4.00%		8/1/2043	AA	650,000	588,770
San Leandro USD (BAM)	5.25%		8/1/2046	AA	1,750,000	1,827,520
San Rafael Elem Sch Dist	4.50%		8/1/2042	AA	1,150,000	1,132,147
Santa Ana USD	3.25%		8/1/2042	Aa3	500,000	388,016
Santa Barbara USD	4.00%		8/1/2036	Aa1	750,000	744,176
Santa Rita USD	2.50%		8/1/2031	AA-	1,235,000	1,087,651
Southwestern CCD	Zero Coupon		8/1/2041	Aa2	1,100,000	452,174
Sweetwater UHSD (BAM)	5.00%		8/1/2027	AA	1,000,000	1,025,880
West Contra Costa USD	4.00%		8/1/2043	AA-	1,000,000	902,959
West Contra Costa USD	6.00%		8/1/2027	AA-	1,000,000	1,116,987
Total						54,120,389

Health Care 12.69%
Abag Fin Auth–Eskaton Pptys	5.00%		11/15/2035	BBB-	1,000,000	967,257
Abag Fin Auth–Sharp Hlthcare	5.00%		8/1/2043	AA	1,000,000	1,004,703
Antelope Valley Hlth	5.25%		3/1/2036	BBB	1,000,000	1,001,681
CA Hlth–Kaiser Permanente	5.00%		11/1/2047	AA-	1,000,000	1,047,330
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2029	BBB+	1,000,000	1,002,139
CA Hlth–Childrens Hsp Los Angeles	5.00%		8/15/2047	BBB+	3,000,000	2,901,513
CA Hlth–Childrens Hsp Orange Co	4.00%		11/1/2035	AA-	570,000	539,503
CA Hlth–Childrens Hsp Orange Co	5.00%		11/1/2033	AA-	1,300,000	1,385,593

See Notes to Financial Statements.	147

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
CA Hlth–Childrens Hsp Orange Co	5.00%		11/1/2034	AA-		$1,200,000	$1,268,093
CA Hlth–CommonSpirit	4.00%		4/1/2044	A-		1,250,000	1,064,510
CA Hlth–CommonSpirit	4.00%		4/1/2045	A-		1,250,000	1,053,673
CA Hlth–Providence St. Joes Hlth	4.00%		10/1/2047	A+		2,115,000	1,872,891
CA Hlth–Sutter Hlth	4.00%		11/15/2042	A1		1,715,000	1,535,263
CA Hlth Facs–Lucile Packard Hosp	5.00%		11/15/2056	A+		1,500,000	1,496,563
CA Muni Fin–Caritas Affordable Hsg	4.00%		8/15/2037	A-		1,000,000	917,601
CA Muni Fin–Channing House	5.00%		5/15/2047	AA-		2,000,000	2,071,719
CA Muni Fin–Cmnty Hlth Ctr†	5.00%		12/1/2054	NR		750,000	695,399	(c)
CA Muni Fin–Cmnty Med Ctrs	4.00%		2/1/2042	A-		1,165,000	1,028,742
CA Muni Fin–Cmnty Med Ctrs	5.00%		2/1/2040	A-		500,000	519,968
CA Muni Fin–Cmnty Med Ctrs	5.00%		2/1/2047	A-		2,000,000	1,983,953
CA Muni Fin–Eisenhower Med Ctr	5.00%		7/1/2032	Baa2		1,055,000	1,079,459
CA Stwde–Adventist Health West	3.00%		3/1/2039	A		2,475,000	1,854,634
CA Stwde–American Baptist	5.00%		10/1/2045	A-	(d)	1,000,000	987,659
CA Stwde–Daughters of Charity	5.50%		7/1/2039	NR		15,140	14,232
Ca Stwde–Emanate Health	4.00%		4/1/2037	A		1,400,000	1,273,930
CA Stwde–Huntington Memorial Hosp	4.00%		7/1/2048	AA-		1,000,000	868,965
CA Stwde–John Muir Hlth	4.00%		12/1/2057	A+		1,000,000	828,287
CA Stwde–Kaiser Permanente	5.00%	#(b)	5/1/2033	AA-		985,000	1,072,974
CA Stwde–Loma Linda Univ Med Ctr	5.25%		12/1/2034	BB-		2,150,000	2,171,631
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2043	BB-		1,000,000	961,370
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2056	BB-		1,015,000	940,275
CA Stwde–Loma Linda Univ Med Ctr	5.50%		12/1/2054	BB-		2,200,000	2,212,531
CA Stwde–Loma Linda Univ Med Ctr†	5.50%		12/1/2058	BB-		1,555,000	1,497,393
California Health Facs Fing Auth Rev Bds Childrens Hosp of Orange Cnty 2021b	3.00%		11/1/2038	AA-		3,000,000	2,337,819
Oroville–Oroville Hsp	5.25%		4/1/2049	B+		1,695,000	1,536,772
Palomar Hlth	5.00%		11/1/2036	BBB		1,250,000	1,247,421
Palomar Hlth	5.00%		11/1/2039	BBB		3,750,000	3,709,552
Regents UCal Med Ctr	5.00%		5/15/2047	AA-		2,000,000	2,079,282
Sierra Joint CCD	4.00%		8/1/2053	Aaa		1,500,000	1,315,839
UCal Med Ctr	5.00%		5/15/2035	AA-		2,000,000	2,144,434
Washingtown Twnshp Health Care Dist	3.00%		7/1/2037	Baa2		1,440,000	1,031,959
Washingtown Twnshp Health Care Dist	5.00%		7/1/2032	Baa2		1,075,000	1,090,231
Total							57,614,743

148	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Housing 7.26%
CA Cmty Hsg–Sausalito†	3.00%		2/1/2057	NR	$1,740,000	$1,085,019
CA Cmty Hsg–Sausalito†	4.00%		2/1/2050	NR	1,000,000	696,908
CA Cmty Hsg–The Arbors†	5.00%		8/1/2050	NR	1,000,000	853,467
CA HFA–MFH	3.25%		8/20/2036	BBB	4,443,711	3,807,101
CA HFA–MFH	3.50%		11/20/2035	BBB+	3,335,593	2,883,836
CA HFA–MFH	4.00%		3/20/2033	BBB+	1,911,625	1,819,376
CA HFA–MFH	4.25%		1/15/2035	BBB+	5,795,149	5,557,535
CA Muni Fin–Biola Univ	5.00%		10/1/2034	Baa1	1,000,000	1,024,551
CA Muni Fin–Caritas Affordable Hsg	5.00%		8/15/2030	A-	1,050,000	1,062,767
CA Muni Fin–UC Berkeley Hsg	5.00%		6/1/2050	Baa3	500,000	484,642
CA Muni Fin–UC Davis Hsg (BAM)	4.00%		5/15/2046	AA	4,625,000	4,049,600
CA Stwde–CHF-Irvine LLC	5.00%		5/15/2035	Baa1	1,100,000	1,106,438
California Statewide Communities Development Authority (BAM)	4.00%		5/15/2046	AA	1,000,000	901,525
CEDA–Provident Student Hsg	5.00%		8/1/2045	Baa3	1,745,000	1,643,012
CSCDA–Parallel-Anaheim†	4.00%		8/1/2056	NR	1,000,000	747,530
CSCDA–Pasadena†	2.65%		12/1/2046	NR	3,455,000	2,478,433
CSCDA–Westgate Pasadena†	3.00%		6/1/2047	NR	2,500,000	1,711,018
ESRF / Natl Charter School Loans	5.00%		11/1/2044	A	1,050,000	1,070,353
Total						32,983,111

Lease Obligations 0.99%
San Bernardino USD (AGM)	5.00%		10/1/2031	AA	860,000	927,802
Santa Barbara COPS AMT	5.00%		12/1/2036	AA	3,395,000	3,549,666
Total						4,477,468

Other Revenue 2.38%
CA Infra & Econ Dev–Acad Motion Pict	5.00%		11/1/2041	Aa2	1,010,000	1,021,065
CA Infra & Econ Dev–CA Science Center	4.00%		5/1/2046	A-	3,000,000	2,639,840
CA Infra & Econ Dev–Museum of Nat Hist	4.00%		7/1/2050	A2	1,000,000	883,724
CA Muni Fin–Oceaa	6.75%		10/1/2028	NR	800,000	800,603
CA Sch Fin–Aspire†	4.00%		8/1/2051	BBB	785,000	615,241
CA Sch Fin Auth–Green Dot Charter†	5.00%		8/1/2038	BBB-	1,000,000	990,593
CA Sch Fin Auth–KIPP LA†	5.00%		7/1/2034	BBB	600,000	601,321
MSR Energy Auth–Citi	6.125%		11/1/2029	BBB+	1,950,000	2,118,979
PR Comwlth GO	Zero Coupon	#(b)	11/1/2051	NR	2,500,000	1,128,125
Total						10,799,491

See Notes to Financial Statements.	149

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Pre-Refunded 0.14%
MSR Energy Auth–Citi	6.50%	11/1/2039	BBB+	$555,000	$641,811

Special Tax 4.43%
Brentwood Infra Fin Auth	5.00%	9/2/2036	NR	500,000	506,651
Inland Valley Redev Agy	5.25%	9/1/2037	A	1,325,000	1,347,770
Invine Reassessment District No. 19	5.00%	9/2/2028	NR	1,000,000	1,026,234
Irvine CFD–Great Park	5.00%	9/1/2044	NR	500,000	502,418
Irvine USD–Spl Tax	5.00%	3/1/2057	NR	1,000,000	956,700
Lake Elsinore PFA	5.00%	9/1/2035	NR	920,000	935,584
Los Angeles Co Spl Tax–Valencia Fac	5.00%	9/1/2052	NR	1,500,000	1,398,000
Orange Co CFD–Rienda	5.00%	8/15/2047	NR	1,000,000	972,590
Poway USD PFA (BAM)	5.00%	9/1/2035	AA+	1,770,000	1,827,314
River Islands PFA–CFD 2003 (AGM)	5.25%	9/1/2052	AA	1,000,000	1,051,724
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2040	AA	1,000,000	918,348
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2045	AA	2,000,000	1,788,517
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2050	AA	1,400,000	1,233,983
Roseville CFD–Westpark	5.00%	9/1/2031	NR	1,000,000	1,025,430
San Clemente Cmnty Facs	5.00%	9/1/2040	NR	970,000	979,434
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2041	NR	2,500,000	2,105,567
Temecula Vly USD (BAM)	5.00%	9/1/2035	AA	1,505,000	1,543,630
Total					20,119,894

Tax Revenue 6.80%
Anaheim PFA Lease Rev (BAM)	5.00%	9/1/2035	AA	2,000,000	2,098,083
City of Sacramento–TOT Revs	5.00%	6/1/2048	A1	1,000,000	1,018,695
Compton Community Redevelopment Agency Successor Agency (AGM)	5.00%	8/1/2037	AA	1,700,000	1,744,997
Fresno USD	5.00%	8/1/2046	Aa3	1,000,000	1,039,692
Guam–Business Privilege Tax	4.00%	1/1/2036	Ba1	3,750,000	3,247,972
Invine Reassessment District No. 19	4.00%	9/2/2039	A	1,000,000	938,387
Moreno Valley Calif USD (BAM)	3.00%	8/1/2050	AA	2,890,000	2,002,279
Oxnard UHSD	4.00%	8/1/2047	Aa2	2,500,000	2,296,686
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	587,000	373,994
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	134,000	75,476
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	501,000	82,184
PR Corp Sales Tax	4.329%	7/1/2040	NR	350,000	303,196
PR Corp Sales Tax	4.329%	7/1/2040	NR	3,971,000	3,439,974
PR Corp Sales Tax	4.536%	7/1/2053	NR	7,000	5,781

150	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
PR Corp Sales Tax	4.55%	7/1/2040	NR	$313,000	$278,906
PR Corp Sales Tax	4.75%	7/1/2053	NR	296,000	253,542
PR Corp Sales Tax	5.00%	7/1/2058	NR	4,291,000	3,798,832
San Diego USD	3.00%	7/1/2044	Aa2	4,400,000	3,311,834
San Leandro USD(e)	5.25%	8/1/2048	A1	2,100,000	2,242,760
San Rafael HSD	5.25%	8/1/2052	Aa2	1,215,000	1,295,609
Tustin CFD 06–1	5.00%	9/1/2037	A-	1,000,000	1,021,916
Total					30,870,795

Tobacco 5.14%
CA Stwde–Tobacco Settlement	Zero Coupon	6/1/2046	NR	8,675,000	1,954,302
CA Stwde–Tobacco Settlement†	Zero Coupon	6/1/2055	NR	10,000,000	418,195
Golden St Tobacco	Zero Coupon	6/1/2066	NR	19,500,000	1,712,437
Golden St Tobacco	5.00%	6/1/2029	NR	1,000,000	1,079,522
Golden St Tobacco	5.00%	6/1/2034	NR	1,050,000	1,150,951
Inland Empire Tobacco†	Zero Coupon	6/1/2057	CCC	3,000,000	144,821
Los Angeles Co Tobacco	Zero Coupon	6/1/2055	NR	3,000,000	492,483
Los Angeles Co Tobacco	4.00%	6/1/2038	A-	615,000	549,694
Los Angeles Co Tobacco	4.00%	6/1/2039	A-	785,000	694,085
Los Angeles Co Tobacco	4.00%	6/1/2040	A-	710,000	621,973
Los Angeles Co Tobacco	4.00%	6/1/2049	BBB+	1,500,000	1,217,891
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-	1,020,000	965,379
Merced Co Tobacco	5.00%	6/1/2050	NR	935,000	865,141
Sacramento Co Tobacco	4.00%	6/1/2049	BBB+	3,250,000	2,646,321
San Diego Co Tobacco	Zero Coupon	6/1/2054	NR	4,800,000	825,141
San Diego Co Tobacco	5.00%	6/1/2038	A-	1,000,000	1,014,352
San Diego Co Tobacco	5.00%	6/1/2039	A-	1,000,000	1,011,737
San Diego Co Tobacco	5.00%	6/1/2048	BBB+	1,675,000	1,639,332
San Diego Co Tobacco	5.00%	6/1/2048	BBB-	85,000	80,077
San Diego Tobacco Settlement	4.00%	6/1/2032	BBB	1,060,000	991,893
Silicon Valley Tobacco	Zero Coupon	6/1/2041	NR	5,000,000	1,603,196
Silicon Valley Tobacco	Zero Coupon	6/1/2056	NR	2,250,000	157,494
Sonoma Co Tobacco	4.00%	6/1/2049	BBB+	1,450,000	1,177,294
Sthrn CA Tobacco	Zero Coupon	6/1/2046	CCC-	2,500,000	352,819
Total					23,366,530

See Notes to Financial Statements.	151

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation 19.28%
Alameda Corridor Trsp Auth (AGM)	5.00%	10/1/2052	AA		$9,000,000	$9,074,814
CA Muni Fin–LINXS AMT	4.00%	12/31/2047	BBB-	(d)	5,590,000	4,539,694
CA Muni Fin–LINXS AMT	5.00%	12/31/2031	BBB-	(d)	1,240,000	1,262,640
CA Muni Fin–LINXS AMT	5.00%	12/31/2035	BBB-	(d)	1,000,000	1,001,898
CA Muni Fin–LINXS AMT	5.00%	12/31/2043	BBB-	(d)	4,700,000	4,578,286
Foothill / Eastern Corridor Toll Rd	Zero Coupon	1/15/2033	A		1,500,000	903,386
Foothill / Eastern Corridor Toll Rd	Zero Coupon	1/15/2042	A		1,150,000	1,189,773
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2043	A-		8,710,000	7,348,816
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2046	A		2,500,000	2,141,559
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2046	A		2,000,000	1,713,247
Long Beach Arpt AMT (AGM)	5.25%	6/1/2047	AA		1,250,000	1,265,290
Long Beach Harbor AMT	5.00%	5/15/2028	AA		1,000,000	1,045,492
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2032	AA-		2,000,000	2,107,089
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2039	AA		1,000,000	1,020,571
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2041	AA		1,000,000	1,002,501
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2043	AA-		1,000,000	1,002,053
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2044	AA-		4,090,000	4,099,000
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2046	AA-		1,000,000	1,000,792
Los Angeles Dept Arpts–LAX AMT	5.25%	5/15/2047	AA		3,000,000	3,079,118
Los Angeles Dept Arpts–LAX AMT	5.25%	5/15/2048	AA-		2,000,000	2,025,122
Los Angeles Harbor AMT	5.00%	8/1/2036	AA		1,000,000	1,021,736
Ontario Intl Airport (AGM)	5.00%	5/15/2046	AA		1,500,000	1,534,260
Riverside Co Trsp Commn	Zero Coupon	6/1/2028	NR		465,000	380,165
Riverside Co Trsp Commn	Zero Coupon	6/1/2028	A		535,000	411,065
Riverside County Transportation Commission	4.00%	6/1/2047	A-		1,625,000	1,344,400
Sacramento Co Arpt	5.00%	7/1/2041	A		1,130,000	1,142,018
San Diego Arpt AMT	5.00%	7/1/2047	A		2,000,000	2,000,081
San Diego Co Regl Arpt Auth	4.00%	7/1/2046	A2		1,000,000	871,400
San Francisco Arpt AMT	5.00%	5/1/2031	A1		6,500,000	6,833,196
San Francisco Arpt AMT	5.00%	5/1/2032	A+		1,500,000	1,570,066
San Francisco Arpt AMT	5.00%	5/1/2045	A+		1,515,000	1,514,603
San Francisco Arpt AMT	5.00%	5/1/2050	A+		4,000,000	3,996,040
San Francisco Arpt AMT	5.00%	5/1/2052	A1		5,500,000	5,496,613
San Francisco Port AMT	5.00%	3/1/2030	Aa3		1,415,000	1,449,022
San Joaquin Hills Trsp Corridor	5.25%	1/15/2044	A-		2,100,000	2,106,101
San Joaquin Hills Trsp Corridor	5.25%	1/15/2049	A-		1,930,000	1,931,963
San Joaquin Hills Trsp Corridor (NPFGC)(FGIC)	Zero Coupon	1/15/2036	Baa2		1,450,000	719,113
San Jose Arpt AMT	5.00%	3/1/2031	A		1,750,000	1,835,953
Total						87,558,936

152	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities 12.88%
Adelanto Util Sys (AGM)	5.00%		7/1/2039	AA		$1,335,000	$1,402,360
CA Choice Clean Energy–Goldman	4.00%	#(b)	10/1/2052	A2		2,350,000	2,326,822
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1		3,525,000	3,371,893
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3		750,000	710,816
CA Poll Ctl–Poseidon Res†	5.00%		11/21/2045	Baa3		3,870,000	3,528,534
Casitas Muni Water Dist (BAM)	5.25%		9/1/2047	AA		1,525,000	1,590,681
Guam Pwr Auth (AGM)	5.00%		10/1/2034	AA		705,000	722,630
Guam Waterworks	5.00%		1/1/2050	A-		600,000	601,620
Long Beach Nat Gas–ML	3.376% (3 Mo. LIBOR * 0.67 + 1.43%	)#	11/15/2026	A2		1,000,000	964,576
Long Beach Nat Gas–ML	5.50%		11/15/2037	A2		1,900,000	1,989,452
Los Angeles Dept Wtr & Pwr Sys	5.00%		7/1/2043	Aa2		2,000,000	2,122,600
Los Angeles Dept Wtr & Pwr Sys	5.00%		7/1/2051	Aa2		1,200,000	1,255,734
Los Angeles DWAP–Pwr Sys	5.25%		7/1/2037	Aa2		1,500,000	1,584,958
Los Angeles DWAP–Pwr Sys	5.25%		7/1/2049	Aa2		2,000,000	2,112,072
Los Angeles Wastewater	5.00%		6/1/2044	AA+		1,000,000	1,024,686
Mountain House Util Sys (BAM)	4.00%		12/1/2045	AA		2,720,000	2,421,390
MSR Energy Auth–Citi	6.50%		11/1/2039	BBB+		2,625,000	3,035,595
MSR Energy Auth–Citi	7.00%		11/1/2034	BBB+		5,000,000	5,918,873
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		750,000	736,564
PR Elec Pwr Auth(f)	5.25%		7/1/2024	D	(d)	255,000	189,975
PR Elec Pwr Auth(f)	5.25%		7/1/2033	D	(d)	115,000	85,675
PR Elec Pwr Auth(f)	7.00%		7/1/2040	D	(d)	450,000	346,500
San Diego Water	5.00%		8/1/2043	Aa3		1,000,000	1,051,331
San Francisco Calif City & Cnty Pub Utils Commnwastewater R Ev Bds 2018 a Green Bond	4.00%		10/1/2043	AA		1,250,000	1,150,823
San Francisco Pub Utils Commn	5.00%		10/1/2046	AA		2,000,000	2,110,490
Southern CA Pub Pwr Auth–Apex	5.00%		7/1/2038	AA-		1,000,000	1,024,433
Southern CA Pub Pwr Auth–Goldman Sachs	3.334% (3 Mo. LIBOR * 0.67 + 1.47%	)#	11/1/2038	A2		770,000	631,823	(c)
Southern CA Pub Pwr Auth–Goldman Sachs	5.00%		11/1/2033	A2		5,575,000	5,677,068
Stockton PFA–Wastewater (BAM)	5.00%		9/1/2029	AA		1,000,000	1,020,499
Transbay Pwr Auth	5.00%		10/1/2025	BBB+	(d)	1,130,000	1,167,242
Transbay Pwr Auth	5.00%		10/1/2029	BBB+	(d)	1,370,000	1,463,511
Transbay Pwr Auth	5.00%		10/1/2031	BBB+	(d)	765,000	804,057

See Notes to Financial Statements.	153

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2022

Investments			Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
Transbay Pwr Auth			5.00%	10/1/2032	BBB+	(d)	$1,090,000	$1,141,646
Transbay Pwr Auth			5.00%	10/1/2034	BBB+	(d)	300,000	311,846
Transbay Pwr Auth			5.00%	10/1/2035	BBB+	(d)	200,000	207,533
Transbay Pwr Auth			5.00%	10/1/2038	BBB+	(d)	650,000	666,872
Transbay Pwrs Auth–Senior Tax Alloc			5.00%	10/1/2045	A-	(d)	2,000,000	2,018,441
Total								58,491,621
Total Municipal Bonds (cost $488,698,039)								439,879,715

	Interest Rate	#	Interest Rate Reset Date(g)	Final Maturity Date

SHORT-TERM INVESTMENTS 0.66%

VARIABLE RATE DEMAND NOTES 0.66%

Utilities
Los Angeles Dept Wtr & Pwr Sys (cost $3,000,000)	2.450%		10/3/2022	7/1/2051	Aa2		3,000,000	3,000,000
Total Investments in Securities 97.52% (cost $491,698,039)								442,879,715
Other Assets and Liabilities – Net(h) 2.48%								11,249,910
Net Assets 100.00%								$454,129,625

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COPS	Certificates of Participation.
FGIC	Insured by–Financial Guaranty Insurance Company.
LIBOR	London Interbank Offered Rate.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $28,238,344, which represents 6.22% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	This investment has been rated by Fitch IBCA.
(e)	Securities purchased on a when-issued basis (See Note 2(g)).
(f)	Defaulted (non-income producing security).
(g)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(h)	Other Assets and Liabilities–Net include net unrealized appreciation/depreciation on futures contracts as follows:

154	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2022

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	109	Short	$(14,362,134)	$(13,778,281)	$583,853

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Corporate-Backed	$–	$13,822,052	$179,400	$14,001,452
Health Care	–	56,919,344	695,399	57,614,743
Utilities	–	57,859,798	631,823	58,491,621
Remaining Industries	–	309,771,899	–	309,771,899
Short-Term Investments
Variable Rate Demand Notes	–	3,000,000	–	3,000,000
Total	$–	$441,373,093	$1,506,622	$442,879,715
Other Financial Instruments
Futures Contracts
Assets	$583,853	$–	$–	$583,853
Liabilities	–	–	–	–
Total	$583,853	$–	$–	$583,853

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	155

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 99.42%

MUNICIPAL BONDS 99.42%

Corporate-Backed 3.52%
Gloucester Co Poll Ctl–Logan AMT	5.00%	12/1/2024	NR	$130,000	$131,464
NJ EDA–Continental Airlines	5.25%	9/15/2029	Ba3	1,675,000	1,659,596
NJ EDA–Continental Airlines	5.50%	6/1/2033	Ba3	650,000	638,138
NJ EDA–Goethals Brdg AMT	5.00%	7/1/2023	BBB+	70,000	70,509
NJ EDA–Goethals Brdg AMT	5.00%	1/1/2028	BBB+	100,000	100,659
NJ EDA–Goethals Brdg AMT (AGM)	5.00%	1/1/2031	AA	225,000	226,193
NJ Infra Bank–Environmental Infra	2.125%	9/1/2046	AAA	400,000	238,227
Salem Co Poll Ctl–Chambers AMT	5.00%	12/1/2023	NR	500,000	505,594
Total					3,570,380

Education 6.96%
Gloucester Co Impt Auth–Rowan Univ (BAM)	4.00%	7/1/2051	AA	650,000	554,152
NJ Ed Facs–Ramapo College (AGM)	4.00%	7/1/2041	AA	545,000	491,507
NJ Ed Facs–Ramapo College (AGM)	4.00%	7/1/2052	AA	500,000	431,663
NJ Ed Facs–Seton Hall Univ	4.00%	7/1/2046	BBB+	545,000	450,915
NJ Ed Facs–Seton Hall Univ (AGM)	3.25%	7/1/2049	AA	400,000	286,639
NJ Ed Facs–Stockton Univ	5.00%	7/1/2034	BBB+	325,000	330,717
NJ Ed Facs–Stockton Univ	5.00%	7/1/2041	Baa1	800,000	788,960
NJ Ed Facs–William Paterson Univ (AGM)	3.00%	7/1/2039	AA	250,000	186,234
NJ Ed Facs–William Paterson Univ (AGM)	3.00%	7/1/2040	AA	250,000	183,476
NJ EDA–Montclair St Univ (AGM)	5.00%	6/1/2042	AA	500,000	493,845
NJ EDA–NJ City Univ (AGM)	4.00%	7/1/2036	AA	745,000	698,233
NJ EDA–Stevens Inst Tech	3.00%	7/1/2050	BBB+	1,005,000	654,132
NJ EDA–Stevens Inst Tech	4.00%	7/1/2050	BBB+	200,000	161,028
NJ Higher Ed Assistance Auth AMT	2.50%	12/1/2040	AA	500,000	417,233
NJ Higher Ed Assistance Auth AMT	3.25%	12/1/2039	Aa1	650,000	562,499
NJ Higher Ed Assistance Auth AMT	4.125%	12/1/2024	Aaa	195,000	195,122
NJ Inst of Tech	5.00%	7/1/2033	A1	170,000	181,567
Total					7,067,922

Financial Services 0.21%
NJ Higher Ed Assistance Auth AMT	5.00%	12/1/2028	Aaa	200,000	208,363

General Obligation 11.35%
Atlantic City GO (AGM)	5.00%	3/1/2037	AA	540,000	558,951
Atlantic City GO (BAM)	5.00%	3/1/2042	AA	750,000	771,476

156	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
General Obligation (continued)
Berkeley Heights Twp GO	4.00%		7/1/2041	Aa1	$785,000	$722,972
Cumberland Co Impt Auth (BAM)	4.00%		10/1/2048	AA	750,000	660,845
Gloucester Co Impt Auth–Rowan Univ GTD	4.00%		7/1/2048	Aa1	510,000	451,450
Hudson Cnty NJ GO	2.00%		11/15/2035	AA	920,000	643,677
Jersey City GO	4.00%		2/15/2036	Aa3	750,000	731,656
Jersey City GO	5.00%		11/1/2033	AA-	135,000	143,404
Mercer Cnty GO	4.00%		4/1/2031	AA+	200,000	207,254
Newark GO (AGM)	4.00%		10/1/2035	AA	250,000	236,059
Newark GO (AGM)	4.00%		10/1/2037	AA	275,000	256,591
Newark Housing Authority	4.00%		1/1/2037	AA-	550,000	521,890
NJ State GO	2.50%		6/1/2038	A2	1,020,000	730,489
NJ State GO	4.00%		6/1/2031	A2	1,370,000	1,381,646
NJ State GO	4.00%		6/1/2032	A2	820,000	822,611
PR Comwlth GO	Zero Coupon		7/1/2024	NR	13,686	12,586
PR Comwlth GO	Zero Coupon		7/1/2033	NR	52,676	29,126
PR Comwlth GO	Zero Coupon	#(b)	11/1/2043	NR	203,468	101,988
PR Comwlth GO	4.00%		7/1/2033	NR	40,933	36,088
PR Comwlth GO	4.00%		7/1/2035	NR	36,793	31,542
PR Comwlth GO	4.00%		7/1/2037	NR	31,578	25,994
PR Comwlth GO	5.25%		7/1/2023	NR	22,857	22,964
PR Comwlth GO	5.375%		7/1/2025	NR	45,588	46,064
PR Comwlth GO	5.625%		7/1/2027	NR	45,175	46,170
PR Comwlth GO	5.625%		7/1/2029	NR	44,442	45,531
PR Comwlth GO	5.75%		7/1/2031	NR	43,166	44,098
Rutherford BOE	2.50%		12/15/2034	AA-	1,000,000	788,165
Summit GO	4.00%		7/15/2041	AAA	500,000	454,270
Union Co Util Auth–Covanta GTD AMT	4.75%		12/1/2031	AA+	990,000	990,867
Total						11,516,424

Health Care 14.79%
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2030	BBB+	530,000	526,569
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2032	BBB+	500,000	491,913
Camden Co Impt Auth–Cooper Hlth	5.75%		2/15/2042	BBB+	425,000	426,680
NJ EDA–Bancroft Neuro	5.00%		6/1/2036	NR	220,000	213,835
NJ Hlth–AHS Hsp Corp	5.00%		7/1/2030	AA-	105,000	110,878
NJ Hlth–Atlanticare	2.375%		7/1/2046	AA-	695,000	413,061
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2029	AA-	675,000	718,142
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2031	AA-	640,000	674,965

See Notes to Financial Statements.	157

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Health Care (continued)
NJ Hlth–Hackensack Meridian Hlth	5.00%	7/1/2033	AA-	$260,000	$271,071
NJ Hlth–Inspira Hlth	4.00%	7/1/2047	A2	830,000	706,611
NJ Hlth–Inspira Hlth	5.00%	7/1/2035	A2	460,000	468,763
NJ Hlth–Inspira Hlth	5.00%	7/1/2042	A2	635,000	631,849
NJ Hlth–Princeton Hlth	5.00%	7/1/2039	AA	1,000,000	1,018,871
NJ Hlth–RWJ Barnabas	3.00%	7/1/2051	AA-	1,000,000	672,539
NJ Hlth–RWJ Barnabas	4.00%	7/1/2045	AA-	500,000	442,386
NJ Hlth–RWJ Barnabas	4.00%	7/1/2051	AA-	485,000	418,563
NJ Hlth–RWJ Barnabas	5.00%	7/1/2033	AA-	580,000	601,903
NJ Hlth–RWJ Barnabas	5.00%	7/1/2043	AA-	865,000	870,731
NJ Hlth–St Josephs Hlth	4.00%	7/1/2048	BBB-	1,200,000	936,224
NJ Hlth–St Josephs Hlth	5.00%	7/1/2027	BBB-	100,000	101,727
NJ Hlth–St Josephs Hlth	5.00%	7/1/2041	BBB-	750,000	698,715
NJ Hlth–St Peters Univ Hsp	5.75%	7/1/2037	BBB-	590,000	591,622
NJ Hlth–Univ Hosp (AGM)	5.00%	7/1/2046	AA	1,000,000	991,122
NJ Hlth Fin Auth–Valley Health	4.00%	7/1/2044	A	1,055,000	907,034
NJ Hlth Fin Auth–Valley Health	5.00%	7/1/2028	A	740,000	777,092
NJ Hlth Fin Auth–Valley Health	5.00%	7/1/2030	A	315,000	328,426
Total					15,011,292

Housing 0.94%
Essex Co Imp Auth–NJIT Stud Hsg (BAM)	4.00%	8/1/2051	AA	1,020,000	888,304
NJ Hsg and Mtg Fin Auth	3.15%	5/1/2053	AA-	100,000	69,559
Total					957,863

Lease Obligations 19.43%
Gloucester Co Impt Auth–Rowan Univ (AGM)	5.00%	11/1/2029	AA	250,000	261,583
Gloucester Co Impt Auth–Rowan Univ (AGM)	5.00%	11/1/2030	AA	290,000	302,879
NJ Ed Facs–Higher Ed Cap Impt	5.00%	9/1/2033	A3	1,060,000	1,066,567
NJ Ed Facs–Higher Ed Cap Impt	5.00%	9/1/2036	A3	535,000	538,076
NJ Ed Facs–Higher Ed Cap Impt	5.50%	9/1/2033	A3	410,000	422,238
NJ EDA–Bldgs	5.00%	6/15/2047	A3	540,000	534,880
NJ EDA–Goethals Brdg AMT	5.375%	1/1/2043	BBB+	1,560,000	1,562,043
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB+	210,000	210,657
NJ EDA–Sch Facs	4.00%	6/15/2049	A3	1,390,000	1,153,969
NJ EDA–Sch Facs	5.00%	6/15/2029	A3	500,000	517,446
NJ EDA–Sch Facs	5.00%	6/15/2034	A3	390,000	391,420
NJ EDA–Sch Facs	5.00%	6/15/2035	A3	640,000	644,865

158	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Lease Obligations (continued)
NJ EDA–Sch Facs	5.00%	6/15/2042	A3	$505,000	$500,631
NJ EDA–Sch Facs	5.00%	6/15/2048	A3	500,000	495,000
NJ EDA–State House Proj	5.00%	6/15/2035	A3	750,000	758,065
NJ Hlth–Hsp Asset Trans	5.00%	10/1/2038	A3	520,000	520,329
NJ Trans Trust Fund	Zero Coupon	12/15/2031	A3	1,980,000	1,278,809
NJ Trans Trust Fund	Zero Coupon	12/15/2038	A3	1,120,000	469,039
NJ Trans Trust Fund	4.00%	12/15/2039	A3	1,145,000	999,837
NJ Trans Trust Fund	4.00%	6/15/2050	A3	1,360,000	1,124,644
NJ Trans Trust Fund	4.25%	12/15/2038	A3	470,000	431,096
NJ Trans Trust Fund	4.75%	6/15/2038	A3	980,000	963,270
NJ Trans Trust Fund	5.00%	6/15/2030	A+	545,000	562,343
NJ Trans Trust Fund	5.00%	6/15/2031	A+	400,000	410,857
NJ Trans Trust Fund	5.00%	12/15/2036	A3	530,000	534,335
NJ Trans Trust Fund	5.00%	6/15/2038	A3	1,380,000	1,380,196
NJ Trans Trust Fund	5.25%	6/15/2041	A3	205,000	206,084
NJ Trans Trust Fund	5.25%	6/15/2043	A3	720,000	728,203
Salem Co Impr Auth (AGM)	4.00%	8/15/2042	AA	350,000	305,310
Salem Co Impr Auth (AGM)	4.00%	8/15/2048	AA	525,000	443,146
Total					19,717,817

Other Revenue 0.35%
Middlesex Co Impt Auth–Heldrich Ctr	6.25%	1/1/2037	NR	1,300,000	26,000
NJ EDA–Bancroft Neuro	5.00%	6/1/2041	NR	350,000	330,107
Total					356,107

Special Tax 0.93%
NJ EDA–Kapkowski Rd Landfill	6.50%	4/1/2028	Baa2	648,943	641,595
NJ Infra Bank–Environmental Infra	2.00%	9/1/2046	AAA	520,000	300,460
Total					942,055

Tax Revenue 5.22%
Casino Reinv Dev Auth	5.25%	11/1/2039	Baa2	525,000	532,439
Casino Reinv Dev Auth (AGM)	5.00%	11/1/2032	AA	500,000	511,246
Garden St Preservation Trust (AGM)	5.75%	11/1/2028	AA	1,205,000	1,307,034
Guam–Business Privilege Tax	4.00%	1/1/2042	Ba1	250,000	202,488
NJ Trans Trust Fund	3.00%	6/15/2050	A3	400,000	265,108
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	18,000	12,965
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	235,000	149,725

See Notes to Financial Statements.	159

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	$646,000	$363,861
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	2,675,000	438,808
PR Corp Sales Tax	4.329%	7/1/2040	NR	96,000	83,162
PR Corp Sales Tax	4.329%	7/1/2040	NR	492,000	426,207
PR Corp Sales Tax	4.536%	7/1/2053	NR	18,000	14,865
PR Corp Sales Tax	4.55%	7/1/2040	NR	19,000	16,930
PR Corp Sales Tax	4.55%	7/1/2040	NR	380,000	338,608
PR Corp Sales Tax	4.75%	7/1/2053	NR	267,000	228,702
PR Corp Sales Tax	4.784%	7/1/2058	NR	40,000	33,744
PR Corp Sales Tax	5.00%	7/1/2058	NR	420,000	371,827
Total					5,297,719

Tobacco 3.10%
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+	2,350,000	2,166,174
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+	1,000,000	980,806
Total					3,146,980

Transportation 24.67%
Delaware River & Bay Auth	4.00%	1/1/2044	A1	850,000	781,837
Delaware River Port Auth	5.00%	1/1/2040	A+	520,000	529,807
Delaware River Toll Brdg Commn	3.00%	7/1/2049	A1	1,025,000	701,784
Delaware River Toll Brdg Commn	4.00%	7/1/2047	A1	1,230,000	1,104,222
Delaware River Toll Brdg Commn	5.00%	7/1/2030	A1	280,000	299,645
NJ EDA–Goethals Brdg AMT (AGM)	5.125%	1/1/2039	AA	925,000	927,163
NJ EDA–Port Newark AMT	5.00%	10/1/2047	Baa2	930,000	901,612
NJ EDA–Transit	4.00%	11/1/2044	A3	275,000	233,624
NJ Tpk Auth	4.00%	1/1/2043	AA-	1,015,000	931,986
NJ Tpk Auth	4.00%	1/1/2048	AA-	1,000,000	892,875
NJ Tpk Auth	5.00%	1/1/2030	AA-	510,000	538,054
NJ Tpk Auth	5.00%	1/1/2030	AA-	585,000	624,091
NJ Tpk Auth	5.00%	1/1/2033	AA-	675,000	713,097
NJ Tpk Auth	5.00%	1/1/2034	AA-	510,000	523,179
NJ Tpk Auth	5.00%	1/1/2034	AA-	615,000	642,055
NJ Tpk Auth	5.00%	1/1/2035	AA-	515,000	531,698
NJ Tpk Auth	5.00%	1/1/2037	AA-	340,000	355,908
NJ Tpk Auth (AGM)	5.25%	1/1/2028	AA	810,000	874,989
NJ Trans Trust Fund	4.00%	6/15/2046	A3	125,000	105,240
NJ Trans Trust Fund	4.00%	6/15/2050	A3	1,080,000	893,100

160	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
NJ Trans Trust Fund	5.00%		6/15/2028	A+		$1,000,000	$1,038,446
Port Auth N Y & N J Consolidated Bds	5.00%		11/15/2047	AA-		575,000	589,898
Port Auth NY & NJ	4.00%		9/1/2043	AA-		850,000	780,334
Port Auth NY & NJ	5.00%		11/15/2033	AA-		500,000	532,964
Port Auth NY & NJ	5.00%		10/15/2035	AA-		500,000	526,129
Port Auth NY & NJ	5.00%		7/15/2038	AA-		420,000	442,200
Port Auth NY & NJ	5.25%		8/1/2052	Aa3		250,000	264,257
Port Auth NY & NJ AMT	4.00%		9/1/2043	AA-		950,000	825,870
Port Auth NY & NJ AMT	5.00%		9/15/2029	AA-		320,000	334,472
Port Auth NY & NJ AMT	5.00%		9/15/2032	AA-		505,000	521,935
Port Auth NY & NJ AMT	5.00%		11/15/2032	AA-		500,000	509,406
Port Auth NY & NJ AMT	5.00%		9/15/2033	AA-		560,000	576,725
Port Auth NY & NJ AMT	5.00%		10/15/2036	AA-		1,190,000	1,204,014
Port Auth NY & NJ AMT	5.00%		11/15/2041	AA-		500,000	502,875
South Jersey Port Corp AMT	5.00%		1/1/2048	Baa1		500,000	470,635
South Jersey Trans Auth	5.00%		11/1/2039	BBB+		530,000	534,810
South Jersey Trans Auth	5.25%		11/1/2052	BBB+		850,000	872,464
South Jersey Trans Auth (BAM)	4.00%		11/1/2050	AA		1,080,000	901,365
South Jersey Trans Auth (BAM)	5.00%		11/1/2045	AA		500,000	509,236
Total							25,044,001

Utilities 7.95%
Guam Pwr Auth (AGM)	5.00%		10/1/2034	AA		400,000	410,003
Guam Waterworks	5.00%		7/1/2036	A-		100,000	101,968
Guam Waterworks	5.00%		1/1/2050	A-		300,000	300,810
NJ EDA–Middlesex Water AMT	4.00%		8/1/2059	A+		500,000	407,523
NJ EDA–Nat Gas	3.50%		4/1/2042	A1		1,655,000	1,311,595
NJ EDA–Nat Gas AMT	3.00%		8/1/2041	A1		1,000,000	713,632
NJ EDA–NJ American Wtr Co AMT	2.20%	#(b)	10/1/2039	A+		500,000	425,848
NJ EDA–UMM Energy AMT	4.75%		6/15/2032	Baa2		1,000,000	978,026
NJ Infra Bank-NJ-Am Wtr Co AMT	4.00%		9/1/2036	AAA		335,000	330,573
NJ Infra Bank-NJ-Am Wtr Co AMT	4.00%		9/1/2047	AAA		1,500,000	1,308,587
NJ Tpk Auth	5.00%		1/1/2031	AA-		510,000	542,664
Passaic Valley Swr (AGM)	3.00%		12/1/2038	AA		1,000,000	778,983
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		250,000	245,521
PR Elec Pwr Auth(c)	5.00%		7/1/2037	D	(d)	110,000	81,950

See Notes to Financial Statements.	161

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Utilities (continued)
PR Elec Pwr Auth(c)	5.75%	7/1/2036	NR	(d)	$75,000	$56,438
PR Elec Pwr Auth(c)	7.00%	7/1/2040	D	(d)	100,000	77,000
Total						8,071,121
Total Investments in Securities 99.42% (cost $114,498,688)						100,908,044
Other Assets and Liabilities – Net(e) 0.58%						587,671
Net Assets 100.00%						$101,495,715

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
GTD	Guaranteed.
NR	Not Rated.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $245,521, which represents 0.24% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Defaulted (non-income producing security).
(d)	This investment has been rated by Fitch IBCA.
(e)	Other Assets and Liabilities–Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	10	Short	$(1,371,231)	$(1,264,063)	$107,168

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$100,908,044	$–	$100,908,044
Total	$–	$100,908,044	$–	$100,908,044

Other Financial Instruments
Futures Contracts
Assets	$107,168	$–	$–	$107,168
Liabilities	–	–	–	–
Total	$107,168	$–	$–	$107,168

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

162	See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
LONG-TERM INVESTMENTS 98.51%

MUNICIPAL BONDS 98.51%

Corporate-Backed 9.73%
Brooklyn Arena LDC–Barclays Ctr	Zero Coupon		7/15/2047	Ba1		$250,000	$55,059
Build NYC Res Corp–Pratt Paper AMT†	4.50%		1/1/2025	NR		130,000	131,008
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		250,000	251,507
Liberty Dev Corp–Goldman Sachs	5.25%		10/1/2035	A2		7,215,000	7,487,739
Liberty Dev Corp–Goldman Sachs	5.50%		10/1/2037	A2		3,380,000	3,578,667
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1		1,750,000	1,529,890
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B		500,000	467,414
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B		1,500,000	1,259,841
NY Liberty Dev Corp–3 WTC†	5.00%		11/15/2044	NR		8,655,000	7,767,924
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR		750,000	731,490
NY Liberty Dev Corp–3 WTC†	7.25%		11/15/2044	NR		1,000,000	1,008,031
NY Liberty Dev Corp–4 WTC	2.10%		11/15/2032	A+		2,520,000	1,922,527
NY Liberty Dev Corp–4 WTC	2.875%		11/15/2046	A+		7,270,000	4,802,084
NY Liberty Dev Corp–BofA Tower	2.80%		9/15/2069	Baa1		4,630,000	3,801,379
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	205,000	189,181
NY Trans Dev Corp–American Airlines AMT	3.00%		8/1/2031	B	(c)	1,000,000	875,961
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-		1,430,000	1,430,877
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-		1,025,000	1,005,820
NY Trans Dev Corp–JFK IAT AMT	4.00%		12/1/2038	Baa1		2,370,000	1,995,505
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+		1,825,000	1,830,480
Westchester Co LDC–Miriam Osborn Memorial	5.00%		7/1/2034	A	(c)	200,000	206,200
Total							42,328,584

Education 10.33%
Build NYC Res Corp–Manhattan Clg	5.00%		8/1/2033	A-		1,125,000	1,159,951
Build NYC Res Corp–NY Law	5.00%		7/1/2041	BBB-		1,175,000	1,132,442
Build NYC Res Corp–Packer Collegiate	5.00%		6/1/2040	A2		1,000,000	1,013,645
Dutchess Co LDC–Bard College†	5.00%		7/1/2045	BB+		1,000,000	910,129
Dutchess Co LDC–Bard College†	5.00%		7/1/2051	BB+		1,000,000	889,922
Dutchess Co LDC–Culinary Institute	4.00%		7/1/2035	Baa2		1,145,000	1,024,274
Dutchess Co LDC–Culinary Institute	4.00%		7/1/2037	Baa2		965,000	846,699
Dutchess Co LDC–Culinary Institute	4.00%		7/1/2040	Baa2		325,000	276,873
Dutchess Co LDC–Culinary Institute	5.00%		7/1/2033	Baa2		390,000	392,167
Dutchess Co LDC–Culinary Institute	5.00%		7/1/2041	Baa2		200,000	197,477

See Notes to Financial Statements.	163

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
Dutchess Co LDC–Culinary Institute	5.00%	7/1/2046	Baa2	$275,000	$265,922
Dutchess Co LDC–Vassar College	5.00%	7/1/2034	Aa3	275,000	286,006
Dutchess Co LDC- Millbrook	4.00%	9/1/2051	A	1,500,000	1,262,061
Hempstead Town LDC–Adelphi Univ	4.00%	2/1/2039	A-	2,165,000	1,910,543
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2029	A-	490,000	520,064
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2030	A-	200,000	213,065
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2031	A-	340,000	362,990
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2032	A-	330,000	350,556
Hempstead Town LDC–Hofstra Univ	5.00%	7/1/2042	A	545,000	556,264
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2034	BBB	825,000	828,665
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2037	BBB	630,000	630,206
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2039	BBB	555,000	550,918
Monroe Co IDA–Univ of Rochester	4.00%	7/1/2043	AA-	1,000,000	889,517
Monroe Co IDA–Univ of Rochester	5.00%	7/1/2031	AA-	350,000	373,985
New Rochelle LDC–Iona Clg	5.00%	7/1/2028	BBB	205,000	209,338
New Rochelle LDC–Iona Clg	5.00%	7/1/2029	BBB	250,000	255,091
New Rochelle LDC–Iona Clg	5.00%	7/1/2030	BBB	220,000	224,015
New Rochelle LDC–Iona Clg	5.00%	7/1/2031	BBB	200,000	202,998
NY Dorm–Barnard Clg	4.00%	7/1/2034	A3	460,000	431,110
NY Dorm–Barnard Clg	4.00%	7/1/2036	A3	325,000	295,778
NY Dorm–Barnard Clg	4.00%	7/1/2037	A3	710,000	637,864
NY Dorm–Fordham Univ	5.00%	7/1/2035	A	550,000	567,414
NY Dorm–Iona Clg	5.00%	7/1/2046	BBB	375,000	366,103
NY Dorm–Mt Sinai Sch Med	5.00%	7/1/2040	A-	2,000,000	2,021,422
NY Dorm–NYU	4.00%	7/1/2045	Aa2	1,000,000	885,078
NY Dorm–NYU	5.00%	7/1/2029	Aa2	1,000,000	1,075,674
NY Dorm–NYU	5.00%	7/1/2042	Aa2	1,500,000	1,565,309
NY Dorm–Pace Univ	5.00%	5/1/2023	NR	20,000	20,221
NY Dorm–Pace Univ	5.00%	5/1/2023	BBB-	905,000	909,021
NY Dorm–PIT	5.00%	2/15/2041	NR	5,000	5,381
NY Dorm–Pratt Institute	5.00%	7/1/2039	A2	1,010,000	1,031,853
NY Dorm–St Johns Univ	5.00%	7/1/2027	A-	250,000	257,915
NY Dorm–SUNY Empire Commons	5.00%	5/1/2030	A	350,000	356,981
NY Dorm–SUNY Empire Commons	5.00%	5/1/2032	A	250,000	253,500
NY Dorm–The New School	4.00%	7/1/2047	A3	500,000	398,508
NY Dorm–The New School	5.00%	7/1/2028	A3	780,000	805,719
NY Dorm–Touro Clg	5.00%	1/1/2047	NR	1,630,000	1,753,684

164	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Education (continued)
NY Dorm–Yeshiva	5.00%	7/15/2037	BBB-		$1,000,000	$987,554
NY Dorm–Yeshiva	5.00%	7/15/2042	BBB-		1,000,000	965,884
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2049	AA		2,000,000	1,385,184
Onondaga CDC–Le Moyne College	4.00%	7/1/2038	Baa2		150,000	130,122
Onondaga CDC–Le Moyne College	4.00%	7/1/2040	Baa2		300,000	255,266
Onondaga CDC–Le Moyne College	4.00%	7/1/2041	Baa2		415,000	349,415
Onondaga CDC–Le Moyne College	5.00%	7/1/2035	Baa2		365,000	366,326
Onondaga CDC–Le Moyne College	5.00%	7/1/2036	Baa2		465,000	465,890
Onondaga CDC–Le Moyne College	5.00%	7/1/2046	Baa2		600,000	577,042
Schenectady Co–Union Clg	5.25%	7/1/2052	A1		520,000	535,397
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2037	Baa1		455,000	460,844
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2038	Baa1		475,000	479,515
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2041	Baa1		160,000	160,510
Troy Cap Res Corp–RPI	4.00%	9/1/2034	A3		835,000	763,375
Troy Cap Res Corp–RPI	4.00%	9/1/2035	A3		370,000	331,447
Troy Cap Res Corp–RPI	4.00%	9/1/2036	A3		1,140,000	1,005,523
Troy Cap Res Corp–RPI	4.00%	9/1/2040	A3		1,000,000	843,770
Troy Cap Res Corp–RPI	5.00%	8/1/2032	A3		1,415,000	1,456,555
Westchester Co LDC–Miriam Osborn Memorial	5.00%	7/1/2042	A	(c)	450,000	458,748
Westchester Co LDC–Sarah Lawrence College	4.00%	6/1/2033	BBB-		1,710,000	1,598,412
Total						44,951,097

General Obligation 6.35%
Erie CO GO	5.00%	9/15/2028	AA		275,000	287,685
Jefferson Co–Samaritan Med Ctr	5.00%	11/1/2037	BB		2,000,000	2,012,355
Long Beach GO (BAM)	5.25%	7/15/2034	AA		510,000	533,669
Long Beach GO (BAM)	5.25%	7/15/2035	AA		400,000	416,859
Long Beach GO (BAM)	5.25%	7/15/2036	AA		300,000	311,566
Long Beach GO (BAM)	5.25%	7/15/2037	AA		485,000	501,850
Long Beach GO (BAM)	5.25%	7/15/2042	AA		500,000	511,841
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2027	AA		1,000,000	1,032,391
NYC GO	5.00%	8/1/2027	AA		1,700,000	1,762,091
NYC GO	5.00%	8/1/2029	AA		3,000,000	3,143,420
NYC GO	5.00%	10/1/2037	AA		2,500,000	2,635,194
NYC GO	5.00%	10/1/2039	AA		1,000,000	1,050,613
NYC GO	5.00%	3/1/2044	AA		3,000,000	3,114,652

See Notes to Financial Statements.	165

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
General Obligation (continued)
NYC GO	5.00%		12/1/2044	AA		$2,535,000	$2,601,049
NYC GO	5.00%		4/1/2045	AA		1,380,000	1,411,779
NYC GO	5.25%		9/1/2043	AA		1,150,000	1,234,248
NYC GO	5.50%		5/1/2044	AA		2,085,000	2,276,258
PR Comwlth GO	Zero Coupon		7/1/2024	NR		63,475	58,371
PR Comwlth GO	Zero Coupon		7/1/2033	NR		244,309	135,084
PR Comwlth GO	Zero Coupon	#(b)	11/1/2043	NR		943,648	473,004
PR Comwlth GO	4.00%		7/1/2033	NR		189,842	167,371
PR Comwlth GO	4.00%		7/1/2035	NR		170,642	146,290
PR Comwlth GO	4.00%		7/1/2037	NR		146,457	120,561
PR Comwlth GO	5.25%		7/1/2023	NR		106,010	106,508
PR Comwlth GO	5.375%		7/1/2025	NR		211,432	213,638
PR Comwlth GO	5.625%		7/1/2027	NR		209,517	214,133
PR Comwlth GO	5.625%		7/1/2029	NR		206,118	211,169
PR Comwlth GO	5.75%		7/1/2031	NR		200,202	204,525
Syracuse GO	4.00%		5/15/2034	A+		725,000	725,393
Total							27,613,567

Health Care 11.48%
Brookhaven Co–Jefferson’s Ferry	4.00%		11/1/2045	BBB	(c)	1,000,000	828,042
Brookhaven Co–Jefferson’s Ferry	4.00%		11/1/2055	BBB	(c)	1,000,000	785,206
Brookhaven Co–Long Island Cmnty Hospital	3.375%		10/1/2040	A-		365,000	263,380
Brookhaven Co–Long Island Cmnty Hospital	4.00%		10/1/2045	A-		1,865,000	1,579,333
Brookhaven Co–Long Island Cmnty Hospital	5.00%		10/1/2050	A-		1,000,000	987,173
Broome Co–United Health Services (AGM)	3.00%		4/1/2036	AA		1,030,000	808,322
Broome Co–United Health Services (AGM)	3.00%		4/1/2037	AA		1,500,000	1,158,490
Buffalo & Erie IDC–Catholic Hlth	5.00%		7/1/2025	BB+		300,000	290,678
Buffalo & Erie IDC–Orchard Park	5.00%		11/15/2037	BBB	(c)	1,000,000	1,006,244
Dutchess Co LDC–Health Quest	5.00%		7/1/2035	BBB+		1,765,000	1,768,013
Dutchess Co LDC–Nuvance Hlth	4.00%		7/1/2044	BBB+		1,250,000	1,015,341
Dutchess Co LDC–Nuvance Hlth	4.00%		7/1/2049	BBB+		2,120,000	1,672,596
Genesee Co-Rochester Reg Hlth	5.25%		12/1/2052	BBB+		1,000,000	962,784
Monroe Co IDA–Rochester General Hospital	4.00%		12/1/2035	BBB+		500,000	434,745
Monroe Co IDA–Rochester General Hospital	4.00%		12/1/2036	BBB+		425,000	366,130
Monroe Co IDA–Rochester General Hospital	5.00%		12/1/2034	BBB+		250,000	252,123

166	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2027	A-		$625,000	$636,100
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2028	A-		2,045,000	2,080,928
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2033	A-		600,000	606,899
Niagara Area Dev Corp–Catholic Hlth	5.00%	7/1/2052	BB+		1,000,000	799,162
NY Dorm–Catholic Hlth	4.00%	7/1/2045	BB+		2,895,000	2,070,081
NY Dorm–Catholic Hlth	5.00%	7/1/2032	BB+		500,000	500,097
NY Dorm–Maimondes Med Ctr (FHA)	3.00%	2/1/2050	AA+		1,000,000	691,634
NY Dorm–Montefiore	4.00%	8/1/2036	BBB-		475,000	396,685
NY Dorm–Montefiore	4.00%	8/1/2037	BBB-		1,820,000	1,504,950
NY Dorm–Montefiore	4.00%	8/1/2038	BBB-		1,520,000	1,245,013
NY Dorm–Montefiore	4.00%	9/1/2050	BBB-		5,000,000	3,660,535
NY Dorm–Montefiore	5.00%	8/1/2033	BBB-		1,080,000	1,035,289
NY Dorm–Montefiore	5.00%	8/1/2034	BBB-		390,000	370,698
NY Dorm–Montefiore	5.00%	8/1/2035	BBB-		525,000	493,220
NY Dorm–Northwell Health	4.00%	5/1/2045	A-		2,000,000	1,730,716
NY Dorm–Northwell Health	5.00%	5/1/2028	A-		1,000,000	1,020,257
NY Dorm–Northwell Health	5.00%	5/1/2038	A-		980,000	998,895
NY Dorm–NYU Langone	5.00%	7/1/2032	A+		810,000	826,806
NY Dorm–NYU Langone	5.00%	7/1/2033	A+		760,000	774,113
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2026	BBB-		1,000,000	1,011,004
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2029	BBB-		1,900,000	1,907,339
NYC IDA–Yankee Stadium	3.00%	3/1/2049	Baa1		2,090,000	1,355,394
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2049	AA		4,645,000	3,950,399
Southhold LDC–Peconic Landing	5.00%	12/1/2045	BBB-	(c)	1,000,000	975,813
Tompkins Co Dev Corp–Kendal Ithaca	5.00%	7/1/2044	BBB+		920,000	920,233	(d)
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2033	Baa2		1,000,000	990,355
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2034	Baa2		985,000	970,198
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2046	Baa2		2,240,000	2,071,509
Westchester Co LDC–Westchester Med Ctr	6.00%	11/1/2030	Baa2		105,000	105,122
Westchester Co LDC–Westchester Med Ctr	6.125%	11/1/2037	Baa2		40,000	40,082
Total						49,918,126

Housing 0.91%
NYC HDC	3.35%	11/1/2065	AA+		1,985,000	1,323,143
NYC Hsg–8 Spruce St	4.50%	2/15/2048	NR		1,000,000	980,258	(d)
NYS HFA	3.15%	11/1/2054	Aa2		1,000,000	689,584
Westchester Co LDC–SUNY Purchase Hsg	5.00%	6/1/2047	BBB		1,000,000	962,903
Total						3,955,888

See Notes to Financial Statements.	167

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Lease Obligations 1.99%
Erie Co IDA–Buffalo Sch Dist	5.00%		5/1/2028	AA	$1,050,000	$1,100,040
Hudson Yards	5.00%		2/15/2031	Aa2	2,065,000	2,181,170
Hudson Yards	5.00%		2/15/2033	Aa2	1,075,000	1,126,845
NY Dorm- Saint Lawerence-Lewis Boces (BAM)	4.00%		8/15/2050	AA	2,500,000	2,139,778
NYC TFA–Bldg Aid	5.00%		7/15/2035	AA	2,005,000	2,125,504
Total						8,673,337

Other 0.72%
Build NYC Res Corp–Childrens Aid Soc	4.00%		7/1/2044	A+	1,340,000	1,147,716
Build NYC Res Corp–Childrens Aid Soc	4.00%		7/1/2049	A+	2,380,000	1,991,256
Total						3,138,972

Other Revenue 3.66%
Brooklyn Arena LDC–Barclays Ctr	5.00%		7/15/2042	Ba1	3,000,000	2,869,036
Build NYC Res Corp–Shefa School†	5.00%		6/15/2051	NR	1,315,000	1,192,457
New York St Twy Auth St–PIT	5.00%		3/15/2046	AA+	2,500,000	2,602,522
NYC Cultural–Lincoln Center	4.00%		12/1/2033	A	1,850,000	1,771,130
NYS Twy Auth–PIT	5.00%		3/15/2048	AA+	2,000,000	2,077,883
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	5.50%		5/15/2052	AA+	5,000,000	5,417,750
Total						15,930,778

Special Tax 2.40%
NYC IDA–Queens Stadium (AGM)	3.00%		1/1/2040	AA	1,975,000	1,488,176
NYC IDA–Queens Stadium (AGM)	3.00%		1/1/2046	AA	2,965,000	2,037,614
NYC IDA–Yankee Stadium	4.00%		3/1/2045	Baa1	1,800,000	1,522,515
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2043	AA	425,000	143,766
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2044	AA	640,000	204,128
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2047	AA	385,000	103,204
NYC IDA–Yankee Stadium (FGIC)	9.405% (CPI Based * 1 + 0.88%	)#	3/1/2026	Baa1	3,450,000	3,475,301
NYC TFA–Future Tax	5.25%		11/1/2037	AAA	1,370,000	1,483,585
Total						10,458,289

Tax Revenue 15.51%
Guam–Business Privilege Tax	4.00%		1/1/2042	Ba1	750,000	607,463
MTA NY–Dedicated Tax	4.00%		11/15/2035	AA	335,000	322,467
MTA NY–Dedicated Tax	5.00%		11/15/2034	AA	1,085,000	1,153,573

168	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
MTA NY–Dedicated Tax	5.00%	11/15/2047	AA	$2,000,000	$2,095,671
MTA NY–Dedicated Tax	5.25%	11/15/2031	AA	1,215,000	1,296,181
MTA NY–Dedicated Tax	5.25%	11/15/2032	AA	670,000	713,444
MTA NY–Dedicated Tax	5.25%	11/15/2034	AA	455,000	483,428
NY Dorm–PIT	4.00%	3/15/2043	AA+	5,000,000	4,547,998
NY Dorm–PIT	4.00%	3/15/2048	Aa1	1,935,000	1,711,633
NY Dorm–PIT	5.00%	3/15/2032	Aa1	3,000,000	3,229,986
NY Dorm–PIT	5.00%	2/15/2042	AA+	2,055,000	2,117,484
NY Dorm–PIT	5.00%	3/15/2045	Aa1	2,000,000	2,055,649
NY Dorm–Sales Tax	5.00%	3/15/2043	AA+	2,025,000	2,061,081
NY Dorm–Touro Clg	4.00%	1/1/2043	NR	210,000	215,619
NY Dorm- PIT	4.00%	3/15/2047	Aa1	2,000,000	1,777,179
NY UDC–PIT	4.00%	3/15/2047	AA+	1,650,000	1,468,357
NY UDC–PIT	5.00%	3/15/2033	AA+	2,010,000	2,023,837
NY UDC–PIT	5.00%	3/15/2036	AA+	1,500,000	1,530,637
NY UDC–PIT	5.00%	3/15/2040	AA+	1,000,000	1,034,156
NYC TFA–Future Tax	4.00%	8/1/2039	AAA	1,000,000	940,829
NYC TFA–Future Tax	4.00%	11/1/2042	AAA	1,675,000	1,544,289
NYC TFA–Future Tax	4.00%	11/1/2042	AAA	1,500,000	1,382,946
NYC TFA–Future Tax	4.00%	5/1/2043	AAA	2,000,000	1,833,364
NYC TFA–Future Tax	5.00%	11/1/2030	AAA	2,075,000	2,190,774
NYC TFA–Future Tax	5.00%	11/1/2032	AAA	1,555,000	1,631,966
NYC TFA–Future Tax	5.00%	5/1/2035	AAA	1,270,000	1,319,214
NYC TFA–Future Tax	5.00%	8/1/2040	AAA	2,530,000	2,597,727
NYC TFA–Future Tax	5.00%	8/1/2041	AAA	2,975,000	3,048,449
NYC TFA–Future Tax	5.00%	8/1/2042	AAA	2,700,000	2,778,181
NYC TFA–Future Tax	5.00%	2/1/2043	AAA	2,510,000	2,556,473
NYC TFA–Future Tax	5.00%	5/1/2043	AAA	1,400,000	1,427,315
NYC TFA–Future Tax	5.00%	2/1/2047	AAA	2,000,000	2,057,354
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	163,000	117,403
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	708,000	451,086
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	710,000	399,909
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	7,476,000	1,226,365
PR Corp Sales Tax	4.329%	7/1/2040	NR	489,000	423,608
PR Corp Sales Tax	4.329%	7/1/2040	NR	858,000	743,263
PR Corp Sales Tax	4.536%	7/1/2053	NR	64,000	52,855
PR Corp Sales Tax	4.55%	7/1/2040	NR	153,000	136,334

See Notes to Financial Statements.	169

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
PR Corp Sales Tax	4.55%		7/1/2040	NR	$380,000	$338,608
PR Corp Sales Tax	4.75%		7/1/2053	NR	1,199,000	1,027,017
PR Corp Sales Tax	4.784%		7/1/2058	NR	180,000	151,846
PR Corp Sales Tax	5.00%		7/1/2058	NR	1,922,000	1,701,551
Triborough Brdg & Tunl–Sales Tax	5.00%		5/15/2047	AA+	3,000,000	3,109,009
Triborough Brdg & Tunl Auth- Payroll Mobility Tax	4.00%		5/15/2046	AA+	2,015,000	1,811,253
Total						67,444,831

Tobacco 2.98%
Erie Co Tobacco	Zero Coupon		6/1/2055	NR	8,000,000	380,125
Erie Co Tobacco†	Zero Coupon		6/1/2060	NR	20,000,000	955,842
Monroe Co Tobacco†	Zero Coupon		6/1/2061	NR	10,000,000	319,392
Nassau Co Tobacco	Zero Coupon		6/1/2060	NR	15,000,000	684,950
Nassau Co Tobacco	5.125%		6/1/2046	CCC+	2,085,000	1,843,210
NY Co Tobacco Trust	Zero Coupon		6/1/2060	NR	20,000,000	867,928
Rockland Tobacco†	Zero Coupon		8/15/2060	NR	10,575,000	601,177
Suffolk Tobacco Asset Sec Corp	Zero Coupon		6/1/2066	NR	7,700,000	659,159
TSASC	5.00%		6/1/2034	A-	1,000,000	1,018,561
TSASC	5.00%		6/1/2035	A-	300,000	305,077
TSASC	5.00%		6/1/2036	A-	100,000	101,510
TSASC	5.00%		6/1/2041	A-	545,000	548,755
TSASC	5.00%		6/1/2048	NR	3,300,000	2,835,805
Westchester Tobacco Asset Sec Corp	5.125%		6/1/2051	BB-	1,845,000	1,835,261
Total						12,956,752

Transportation 25.28%
Buffalo & Erie PBA–Peace Bridge	5.00%		1/1/2034	A+	600,000	635,304
MTA NY	4.00%		11/15/2051	A3	3,190,000	2,569,806
MTA NY	4.75%		11/15/2045	A3	3,095,000	2,920,869
MTA NY	5.00%		11/15/2028	A3	865,000	897,841
MTA NY	5.00%		11/15/2029	A3	2,450,000	2,523,002
MTA NY	5.00%		11/15/2029	A3	1,730,000	1,764,464
MTA NY	5.00%		11/15/2030	A3	1,785,000	1,819,927
MTA NY	5.00%		11/15/2030	A3	700,000	718,150
MTA NY	5.00%		11/15/2033	A3	1,900,000	1,900,125
MTA NY	5.00%		11/15/2041	A3	1,050,000	1,020,398
MTA NY	5.00%	#(b)	11/15/2045	A3	2,520,000	2,604,122

170	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Transportation (continued)
MTA NY	5.00%	11/15/2050	A3		$2,005,000	$1,898,910
MTA NY	5.25%	11/15/2028	A3		3,740,000	3,848,062
MTA NY	5.25%	11/15/2035	A3		1,170,000	1,177,435
MTA NY–Dedicated Tax	5.00%	11/15/2033	AA		1,540,000	1,639,549
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2027	A3		1,000,000	1,012,199
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2036	A3		850,000	861,945
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2038	A3		725,000	731,128
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2039	A3		350,000	352,215
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3		3,515,000	3,108,477
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3		2,295,000	2,202,260
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3		2,645,000	2,484,933
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2041	Baa1		1,000,000	836,761
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2042	Baa1		1,800,000	1,481,196
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2039	Baa1		345,000	287,471
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2040	Baa1		1,325,000	1,092,206
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2041	Baa1		2,810,000	2,287,172
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2034	Baa1		545,000	539,061
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2039	Baa1		1,150,000	1,108,220
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2042	Baa1		870,000	830,659
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2031	Baa2		2,000,000	1,850,139
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2046	Baa2		2,110,000	1,663,820
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa2		12,280,000	11,921,590
NY Trans Dev Corp–TOGA AMT	5.00%	1/1/2023	Baa3		1,500,000	1,503,386
NY Twy Auth	5.00%	1/1/2032	A1		150,000	159,849
NY Twy Auth	5.00%	1/1/2036	A1		1,760,000	1,775,441
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(c)	860,000	710,997
NYS Thruway–Service Area AMT	4.00%	10/31/2046	BBB-	(c)	1,525,000	1,202,108
NYS Thruway–Service Area AMT	4.00%	4/30/2053	BBB-	(c)	3,335,000	2,536,788
Port Auth NY & NJ	4.00%	7/15/2036	AA-		2,070,000	1,971,699
Port Auth NY & NJ AMT	4.00%	9/1/2043	AA-		5,155,000	4,481,430
Port Auth NY & NJ AMT	5.00%	10/15/2027	AA-		1,485,000	1,536,302
Port Auth NY & NJ AMT	5.00%	9/15/2028	AA-		1,000,000	1,046,753
Port Auth NY & NJ AMT	5.00%	9/15/2029	AA-		250,000	261,306
Port Auth NY & NJ AMT	5.00%	11/15/2031	AA-		3,430,000	3,530,194
Port Auth NY & NJ AMT	5.00%	9/1/2032	AA-		805,000	837,852
Port Auth NY & NJ AMT	5.00%	11/15/2032	AA-		2,850,000	2,903,613
Port Auth NY & NJ AMT	5.00%	9/15/2033	AA-		2,820,000	2,904,221

See Notes to Financial Statements.	171

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Transportation (continued)
Port Auth NY & NJ AMT	5.00%	10/15/2033	AA-	$1,000,000	$1,029,260
Port Auth NY & NJ AMT	5.00%	10/15/2033	AA-	1,520,000	1,580,185
Port Auth NY & NJ AMT	5.00%	9/15/2034	AA-	1,030,000	1,056,923
Port Auth NY & NJ AMT	5.00%	4/1/2036	AA-	1,080,000	1,088,496
Port Auth NY & NJ AMT	5.00%	11/15/2041	AA-	2,000,000	2,011,498
Port Auth NY & NJ AMT	5.00%	9/15/2048	AA-	365,000	360,312
Port Auth NY & NJ AMT	5.50%	8/1/2052	Aa3	4,000,000	4,193,434
Triborough Brdg & Tunl Auth	4.00%	11/15/2048	AA-	2,015,000	1,753,485
Triborough Brdg & Tunl Auth	5.00%	11/15/2038	AA-	1,000,000	1,040,572
Triborough Brdg & Tunl Auth	5.00%	11/15/2047	AA-	1,135,000	1,165,145
Triborough Brdg & Tunl Auth	5.00%	11/15/2051	AA-	2,500,000	2,571,316
Triborough Brdg & Tunl Auth	5.50%	11/15/2057	AA-	2,000,000	2,145,207
Total					109,947,188

Utilities 7.17%
Buffalo Muni Wtr Fin Auth (AGM)	5.00%	7/1/2043	AA	600,000	624,929
Buffalo Muni Wtr Fin Auth (AGM)	5.00%	7/1/2048	AA	1,750,000	1,813,434
Guam Waterworks	5.00%	7/1/2036	A-	400,000	407,870
Guam Waterworks	5.00%	1/1/2050	A-	600,000	601,619
Long Island Power Auth	4.00%	9/1/2038	A	1,500,000	1,374,890
Long Island Power Auth	4.00%	9/1/2039	A	1,050,000	955,978
Long Island Power Auth	5.00%	9/1/2034	A	2,000,000	2,040,259
Long Island Power Auth	5.00%	9/1/2039	A	1,000,000	1,015,526
Long Island Power Auth	5.00%	9/1/2047	A	1,115,000	1,136,942
Long Island Power Auth (AGC)	5.25%	9/1/2029	AA	2,000,000	2,225,149
NYC Muni Water	4.00%	6/15/2049	AA+	2,985,000	2,665,450
NYC Muni Water	5.00%	6/15/2035	AA+	1,550,000	1,563,435
NYC Muni Water	5.00%	6/15/2035	AA+	1,675,000	1,709,123
NYC Muni Water	5.00%	6/15/2036	AA+	1,750,000	1,784,205
NYC Muni Water	5.00%	6/15/2036	AA+	2,250,000	2,293,978
NYC Muni Water	5.00%	6/15/2046	AA+	3,140,000	3,217,073
NYC Muni Water	5.00%	6/15/2048	AA+	1,675,000	1,714,915
NYC Muni Water	5.25%	6/15/2037	AA+	1,500,000	1,577,979
NYC Muni Water	5.25%	6/15/2047	AA+	1,000,000	1,040,586
PR Aqueduct & Swr Auth†	5.00%	7/1/2030	NR	500,000	491,043
PR Elec Pwr Auth(e)	5.75%	7/1/2036	NR	1,250,000	940,625
Total					31,195,008
Total Municipal Bonds (cost $482,933,655)					428,512,417

172	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2022

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.46%

VARIABLE RATE DEMAND NOTES 0.46%

General Obligation 0.14%
NYC GO	2.750%	9/30/2022	6/1/2044	AA	$600,000	$600,000

Tax Revenue 0.32%
NYC TFA–Future Tax	2.750%	9/30/2022	5/1/2034	AAA	1,400,000	1,400,000
Total Short-Term Investments (cost $2,000,000)						2,000,000
Total Investments in Securities 98.97% (cost $484,933,655)						430,512,417
Other Assets and Liabilities – Net(g) 1.03%						4,496,448
Net Assets 100.00%						$435,008,865

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
FGIC	Insured by–Financial Guaranty Insurance Company.
FHA	Insured by–Federal Housing Administration.
NR	Not Rated.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $20,957,996, which represents 4.82% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2022.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Defaulted (non-income producing security).
(f)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(g)	Other Assets and Liabilities–Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at September 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2022	42	Short	$(5,759,169)	$(5,309,062)	$450,107

See Notes to Financial Statements.	173

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2022

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Health Care	$–	$48,997,893	$920,233	$49,918,126
Housing	–	2,975,630	980,258	3,955,888
Remaining Industries	–	374,638,403	–	374,638,403
Short-Term Investments
Variable Rate Demand Notes	–	2,000,000	–	2,000,000
Total	$–	$428,611,926	$1,900,491	$430,512,417

Other Financial Instruments
Futures Contracts
Assets	$450,107	$–	$–	$450,107
Liabilities	–	–	–	–
Total	$450,107	$–	$–	$450,107

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

174	See Notes to Financial Statements.

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Statements of Assets and Liabilities

September 30, 2022

	Short Duration	Intermediate	National
ASSETS:
Investments in securities, at cost	$2,113,943,302	$5,393,967,821	$3,759,915,107
Investments in securities, at fair value	$2,024,561,538	$4,963,436,760	$3,399,606,222
Cash	27,869,751	64,791,797	2,153,991
Deposits with brokers for futures collateral	–	1,945,638	1,546,600
Receivables:
Interest	17,978,036	62,755,491	45,181,319
Investment securities sold	6,084,553	30,498,523	27,958,846
Capital shares sold	7,790,726	17,837,450	18,483,502
From advisor (See Note 3)	33,450	–	–
Variation margin for futures contracts	–	336,631	267,747
Prepaid expenses and other assets	48,313	109,426	109,283
Total assets	2,084,366,367	5,141,711,716	3,495,307,510
LIABILITIES:
Payables:
Capital shares reacquired	8,862,827	16,652,750	11,849,644
Management fee	591,554	1,654,566	1,130,775
Directors' fees	285,972	670,068	517,251
12b-1 distribution plan	218,928	766,240	607,608
Fund administration	69,835	172,655	115,141
Investment securities purchased	–	61,662,035	35,101,438
Trust certificates (See Note 2)	–	–	57,235,000
Interest expense and fees	–	–	297,042
Distributions payable	2,904,452	11,117,843	9,196,596
Accrued expenses	260,924	1,000,428	599,285
Total liabilities	13,194,492	93,696,585	116,649,780
Commitments and contingent liabilities
NET ASSETS	$2,071,171,875	$5,048,015,131	$3,378,657,730
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,210,909,540	$5,684,033,084	$3,942,877,257
Total distributable earnings (loss)	(139,737,665)	(636,017,953)	(564,219,527)
Net Assets	$2,071,171,875	$5,048,015,131	$3,378,657,730

176	See Notes to Financial Statements.

High Income	Short Duration High Income	Sustainable	California	New Jersey	New York

$3,914,937,768	$920,248,768	$4,433,394	$491,698,039	$114,498,688	$484,933,655
$3,389,491,174	$856,154,143	$4,114,851	$442,879,715	$100,908,044	$430,512,417
22,122,112	10,351,351	383,802	6,143,739	1,336,949	1,340,535
2,097,600	1,688,000	–	414,200	38,000	159,600

48,482,852	11,366,719	57,070	5,634,991	1,253,910	5,456,880
20,291,072	455,000	–	4,708,594	–	1,149,912
17,805,604	5,547,677	100	2,753,866	231,699	1,836,958
–	76,502	6,887	–	4,681	–
362,912	169,476	–	71,700	6,588	27,771
83,116	55,570	7,668	21,616	15,370	20,589
3,500,736,442	885,864,438	4,570,378	462,628,421	103,795,241	440,504,662

17,426,600	3,589,820	41	1,732,121	1,929,185	1,804,267
1,310,446	304,676	1,197	173,727	39,554	167,147
413,840	47,602	90	88,094	25,939	88,467
430,965	89,348	604	79,067	21,339	95,067
118,716	30,468	150	15,442	3,516	14,858
28,586,033	1,514,273	–	5,222,664	–	2,178,191
33,820,000	–	–	–	–	–
138,735	–	–	–	–	–
11,374,306	2,396,690	8,952	1,106,025	249,566	1,062,977
831,926	323,831	19,161	81,656	30,427	84,823
94,451,567	8,296,708	30,195	8,498,796	2,299,526	5,495,797

$3,406,284,875	$877,567,730	$4,540,183	$454,129,625	$101,495,715	$435,008,865

$4,227,374,356	$1,015,776,313	$5,146,290	$522,249,248	$116,249,880	$500,912,166
(821,089,481)	(138,208,583)	(606,107)	(68,119,623)	(14,754,165)	(65,903,301)
$3,406,284,875	$877,567,730	$4,540,183	$454,129,625	$101,495,715	$435,008,865

See Notes to Financial Statements.	177

Statements of Assets and Liabilities (concluded)

September 30, 2022

	Short Duration	Intermediate	National

Net Assets by class:
Class A Shares	$875,792,294	$2,075,394,450	$2,235,687,419
Class C Shares	$23,284,325	$123,237,773	$83,742,955
Class F Shares	$246,973,949	$522,922,268	$222,942,388
Class F3 Shares	$361,359,060	$194,787,457	$268,560,144
Class I Shares	$563,762,247	$2,131,673,183	$567,724,824
Outstanding shares by class*:
Class A Shares	59,238,153	213,634,492	227,354,719
Class C Shares	1,575,006	12,701,201	8,507,661
Class F Shares	16,703,718	53,854,342	22,694,070
Class F3 Shares	24,433,240	20,040,822	27,324,334
Class I Shares	38,119,918	219,440,392	57,764,707
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.78	$9.71	$ 9.83
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$15.12	$9.93	$10.06
Class C Shares-Net asset value	$14.78	$9.70	$ 9.84
Class F Shares-Net asset value	$14.79	$9.71	$ 9.82
Class F3 Shares-Net asset value	$14.79	$9.72	$ 9.83
Class I Shares-Net asset value	$14.79	$9.71	$ 9.83
*	Lord Abbett Municipal Income Fund, Inc. has 11,757,501,500 authorized shares of capital stock (par value $.001), which are designated as follows: 1,950,001,500 to Short Duration, 2,445,000,000 to Intermediate, 1,250,000,000 to National, 1,987,500,000 to High Income, 1,950,000,000 to Short Duration High Income, 750,000,000 to Sustainable, 450,000,000 to California, 525,000,000 to New Jersey and 450,000,000 to New York (As of September 30, 2022).

178	See Notes to Financial Statements.

High Income	Short Duration High Income	Sustainable	California	New Jersey	New York

$1,787,225,346	$325,756,084	$2,681,989	$303,455,215	$80,854,286	$322,137,886
$174,126,586	$21,391,899	$65,956	$21,220,645	$–	$20,926,824
$369,471,325	$139,298,881	$65,954	$20,963,565	$5,884,596	$19,359,951
$114,133,911	$28,250,726	$87,938	$29,694,422	$1,342,245	$2,364,071
$961,327,707	$362,870,140	$1,638,346	$78,795,778	$13,414,588	$70,220,133

174,866,922	23,533,947	304,984	31,932,002	18,306,790	32,535,832
17,031,563	1,545,203	7,500	2,232,038	–	2,116,269
36,124,106	10,063,245	7,500	2,205,688	1,332,469	1,953,876
11,188,719	2,040,725	10,000	3,125,905	303,530	238,669
94,221,343	26,209,909	186,311	8,296,982	3,034,223	7,088,744

$10.22	$13.84	$8.79	$9.50	$4.42	$ 9.90

$10.46	$14.16	$8.99	$9.72	$4.52	$10.13
$10.22	$13.84	$8.79	$9.51	$ –	$ 9.89
$10.23	$13.84	$8.79	$9.50	$4.42	$ 9.91
$10.20	$13.84	$8.79	$9.50	$4.42	$ 9.91
$10.20	$13.84	$8.79	$9.50	$4.42	$ 9.91

See Notes to Financial Statements.	179

Statements of Operations

For the Period Ended September 30, 2022

	Short Duration	Intermediate	National
Investment income:
Interest and other	$36,786,347	$170,085,738	$138,408,895
Interest earned from Interfund Lending (See Note 11)	–	–	1,958
Total investment income	36,786,347	170,085,738	138,410,853
Expenses:
Management fee	7,550,075	22,890,553	15,894,634
12b-1 distribution plan–Class A	1,957,134	4,875,905	5,345,589
12b-1 distribution plan–Class C	226,264	1,339,050	949,013
12b-1 distribution plan–Class F	485,193	1,815,642	660,472
Shareholder servicing	1,001,823	4,193,446	2,104,511
Fund administration	893,759	2,416,063	1,645,101
Registration	257,704	393,593	342,668
Professional	84,459	146,901	96,676
Reports to shareholders	76,498	321,310	205,927
Directors’ fees	54,225	146,522	100,381
Custody	25,798	69,196	51,537
Interest expense and fees (See Note 2(h)	–	–	336,106
Interest paid from Interfund Lending (See Note 11)	–	–	–
Market Data	–	–	–
Other	82,051	130,391	109,689
Gross expenses	12,694,983	38,738,572	27,842,304
Expense reductions (See Note 9)	(10,500)	(30,563)	(19,824)
Fees waived and expenses reimbursed (See Note 3)	(99,772)	(69,196)	(51,537)
Net expenses	12,584,711	38,638,813	27,770,943
Net investment income	24,201,636	131,446,925	110,639,910
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(22,970,656)	(150,033,751)	(165,011,159)
Net realized gain (loss) on futures contracts	–	(2,392,155)	395,810
Net change in unrealized appreciation/depreciation on investments	(129,113,613)	(776,627,878)	(661,607,525)
Net change in unrealized appreciation/depreciation on futures contracts	–	5,391,392	3,924,740
Net realized and unrealized gain (loss)	(152,084,269)	(923,662,392)	(822,298,134)
Net Decrease in Net Assets Resulting From Operations	$(127,882,633)	$(792,215,467)	$(711,658,224)
(a)	For the period January 5, 2022, commencement of operations, to September 30, 2022.

180	See Notes to Financial Statements.

High Income	Short Duration High Income	Sustainable(a)	California	New Jersey	New York

$172,116,508	$33,109,882	$73,395	$16,757,585	$3,956,662	$15,685,594
1,902	860	–	–	–	–
172,118,410	33,110,742	73,395	16,757,585	3,956,662	15,685,594

18,555,563	4,500,262	11,125	2,391,938	555,178	2,226,676
4,393,018	786,104	4,188	681,622	186,550	712,583
1,940,475	235,814	518	232,548	–	232,988
993,481	342,386	52	80,276	17,780	48,453
2,604,341	927,638	1,972	193,545	59,758	223,762
1,705,556	450,026	1,391	212,617	49,349	197,927
443,850	239,596	11,723	75,345	56,526	71,022
56,533	77,606	32,086	52,374	41,067	52,738
196,889	39,940	2,027	17,721	6,385	16,405
103,901	26,951	152	13,095	3,031	12,046
47,341	23,660	2,250	8,836	1,161	7,478
150,491	–	–	–	–	–
286	–	–	–	–	–
–	–	5,059	–	–	–
222,719	127,291	205	69,105	19,691	62,270
31,414,444	7,777,274	72,748	4,029,022	996,476	3,864,348
(21,444)	(5,596)	(26)	(2,627)	(648)	(2,664)
(47,341)	(802,314)	(53,042)	(8,836)	(27,110)	(7,478)
31,345,659	6,969,364	19,680	4,017,559	968,718	3,854,206
140,772,751	26,141,378	53,715	12,740,026	2,987,944	11,831,388

(170,405,037)	(67,289,895)	(289,439)	(18,582,182)	(1,210,543)	(7,281,313)
2,159,294	10,075,434	–	36,419	(21,888)	(91,580)

(808,338,862)	(100,448,453)	(318,543)	(85,809,256)	(21,595,747)	(88,182,880)

5,055,472	2,022,916	–	527,571	107,168	450,107
(971,529,133)	(155,639,998)	(607,982)	(103,827,448)	(22,721,010)	(95,105,666)

$(830,756,382)	$(129,498,620)	$(554,267)	$(91,087,422)	$(19,733,066)	$(83,274,278)

See Notes to Financial Statements.	181

Statements of Changes in Net Assets

	Short Duration
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income	$24,201,636	$21,690,576
Net realized gain (loss) on investments and futures contracts	(22,970,656)	1,875,230
Net change in unrealized appreciation/depreciation on investments and futures contracts	(129,113,613)	2,102,805
Net increase (decrease) in net assets resulting from operations	(127,882,633)	25,668,611
Distributions to shareholders:(1)
Class A	(9,685,207)	(9,353,549)
Class C	(94,961)	(108,638)
Class F	(4,881,413)	(6,642,848)
Class F3	(4,336,314)	(3,255,626)
Class I	(5,165,908)	(2,247,704)
Total distributions to shareholders	(24,163,803)	(21,608,365)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,763,864,555	1,234,520,763
Reinvestment of distributions	16,863,725	14,428,863
Cost of shares reacquired	(1,931,244,877)	(825,977,848)
Net increase (decrease) in net assets resulting from capital share transactions	(150,516,597)	422,971,778
Net increase (decrease) in net assets	(302,563,033)	427,032,024
NET ASSETS:
Beginning of year	$2,373,734,908	$1,946,702,884
End of year	$2,071,171,875	$2,373,734,908
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.

182	See Notes to Financial Statements.

Intermediate		National
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$131,446,925	$133,822,931	$110,639,910	$109,417,557
(152,425,906)	10,423,459	(164,615,349)	8,805,585

(771,236,486)	91,499,934	(657,682,785)	107,516,505
(792,215,467)	235,746,324	(711,658,224)	225,739,647

(51,244,377)	(52,904,456)	(70,690,253)	(70,612,678)
(2,324,854)	(3,095,954)	(2,256,462)	(2,656,051)
(38,501,878)	(54,041,532)	(17,459,525)	(24,745,249)
(4,596,185)	(2,853,506)	(8,742,056)	(5,675,458)
(34,327,561)	(20,432,894)	(10,879,330)	(5,166,364)
(130,994,855)	(133,328,342)	(110,027,626)	(108,855,800)

3,855,743,096	2,130,946,683	1,818,078,604	1,311,879,683
99,272,234	102,179,642	99,822,938	96,592,669
(4,596,451,995)	(1,274,383,334)	(2,261,223,177)	(791,862,843)

(641,436,665)	958,742,991	(343,321,635)	616,609,509
(1,564,646,987)	1,061,160,973	(1,165,007,485)	733,493,356

$6,612,662,118	$5,551,501,145	$4,543,665,215	$3,810,171,859
$5,048,015,131	$6,612,662,118	$3,378,657,730	$4,543,665,215

See Notes to Financial Statements.	183

Statements of Changes in Net Assets (continued)

	High Income
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income	$140,772,751	$130,737,590
Net realized gain (loss) on investments and futures contracts	(168,245,743)	17,380,187
Net change in unrealized appreciation/depreciation on investments and futures contracts	(803,283,390)	198,093,781
Net increase (decrease) in net assets resulting from operations	(830,756,382)	346,211,558
Distributions to shareholders:(1)
Class A	(71,083,164)	(67,473,878)
Class C	(5,926,875)	(6,499,258)
Class F	(32,027,041)	(38,742,384)
Class F3	(4,432,261)	(2,761,669)
Class I	(25,551,036)	(13,541,719)
Total distributions to shareholders	(139,020,377)	(129,018,908)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	2,559,922,817	1,995,623,133
Reinvestment of distributions	121,604,651	112,416,715
Cost of shares reacquired	(3,018,619,337)	(895,073,879)
Net increase (decrease) in net assets resulting from capital share transactions	(337,091,869)	1,212,965,969
Net increase (decrease) in net assets	(1,306,868,628)	1,430,158,619
NET ASSETS:
Beginning of period	$4,713,153,503	$3,282,994,884
End of period	$3,406,284,875	$4,713,153,503
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.
(2)	For the period January 5, 2022, commencement of operations, to September 30, 2022.

184	See Notes to Financial Statements.

Short Duration High Income		Sustainable
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period Ended September 30, 2022(2)

$26,141,378	$17,939,072	$53,715
(57,214,461)	(807,535)	(289,439)

(98,425,537)	26,566,348	(318,543)
(129,498,620)	43,697,885	(554,267)

(8,688,573)	(5,978,204)	(30,845)
(392,609)	(268,418)	(348)
(7,267,298)	(7,228,491)	(814)
(799,544)	(428,019)	(1,181)
(8,379,287)	(3,663,856)	(20,220)
(25,527,311)	(17,566,988)	(53,408)

960,334,431	962,424,163	5,147,500
24,955,977	17,410,649	399
(1,159,684,331)	(260,730,291)	(41)

(174,393,923)	719,104,521	5,147,858
(329,419,854)	745,235,418	4,540,183

$1,206,987,584	$461,752,166	$–
$877,567,730	$1,206,987,584	$4,540,183

See Notes to Financial Statements.	185

Statements of Changes in Net Assets (concluded)

	California
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income	$12,740,026	$13,089,857
Net realized gain (loss) on investments and futures contracts	(18,545,763)	1,617,011
Net change in unrealized appreciation/depreciation on investments and futures contracts	(85,281,685)	7,605,834
Net increase (decrease) in net assets resulting from operations	(91,087,422)	22,312,702
Distributions to shareholders:(1)
Class A	(8,047,205)	(8,272,876)
Class C	(479,633)	(554,826)
Class F	(1,872,942)	(2,860,413)
Class F3	(635,428)	(391,431)
Class I	(1,550,729)	(859,821)
Total distributions to shareholders	(12,585,937)	(12,939,367)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	276,101,921	184,226,635
Reinvestment of distributions	10,926,214	11,266,767
Cost of shares reacquired	(333,545,364)	(136,478,657)
Net increase (decrease) in net assets resulting from capital share transactions	(46,517,229)	59,014,745
Net increase (decrease) in net assets	(150,190,588)	68,388,080
NET ASSETS:
Beginning of year	$604,320,213	$535,932,133
End of year	$454,129,625	$604,320,213
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.

186	See Notes to Financial Statements.

New Jersey		New York
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$2,987,944	$2,969,340	$11,831,388	$11,411,214
(1,232,431)	691,437	(7,372,893)	863,728

(21,488,579)	3,419,402	(87,732,773)	16,377,278
(19,733,066)	7,080,179	(83,274,278)	28,652,220

(2,225,957)	(2,211,761)	(8,459,566)	(8,330,052)
–	–	(479,877)	(526,065)
(425,020)	(599,276)	(1,152,222)	(1,577,541)
(37,239)	(20,857)	(61,174)	(37,057)
(291,769)	(132,198)	(1,587,444)	(867,441)
(2,979,985)	(2,964,092)	(11,740,283)	(11,338,156)

36,024,111	25,613,495	169,981,763	126,582,142
2,450,485	2,481,365	9,730,316	9,345,025
(49,773,261)	(26,055,574)	(189,584,632)	(100,356,392)

(11,298,665)	2,039,286	(9,872,553)	35,570,775
(34,011,716)	6,155,373	(104,887,114)	52,884,839

$135,507,431	$129,352,058	$539,895,979	$487,011,140
$101,495,715	$135,507,431	$435,008,865	$539,895,979

See Notes to Financial Statements.	187

Financial Highlights

SHORT DURATION TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$15.84	$0.15	$(1.06)	$(0.91)	$(0.15)	$14.78
9/30/2021	15.80	0.15	0.04	0.19	(0.15)	15.84
9/30/2020	15.78	0.24	0.02	0.26	(0.24)	15.80
9/30/2019	15.43	0.29	0.34	0.63	(0.28)	15.78
9/30/2018	15.64	0.21	(0.20)	0.01	(0.22)	15.43
Class C
9/30/2022	15.84	0.05	(1.05)	(1.00)	(0.06)	14.78
9/30/2021	15.80	0.05	0.04	0.09	(0.05)	15.84
9/30/2020	15.78	0.15	0.01	0.16	(0.14)	15.80
9/30/2019	15.43	0.19	0.35	0.54	(0.19)	15.78
9/30/2018	15.64	0.12	(0.21)	(0.09)	(0.12)	15.43
Class F
9/30/2022	15.85	0.16	(1.05)	(0.89)	(0.17)	14.79
9/30/2021	15.80	0.16	0.05	0.21	(0.16)	15.85
9/30/2020	15.78	0.26	0.02	0.28	(0.26)	15.80
9/30/2019	15.43	0.30	0.35	0.65	(0.30)	15.78
9/30/2018	15.64	0.23	(0.21)	0.02	(0.23)	15.43
Class F3
9/30/2022	15.85	0.19	(1.06)	(0.87)	(0.19)	14.79
9/30/2021	15.80	0.18	0.06	0.24	(0.19)	15.85
9/30/2020	15.79	0.27	0.02	0.29	(0.28)	15.80
9/30/2019	15.43	0.32	0.36	0.68	(0.32)	15.79
9/30/2018	15.65	0.25	(0.22)	0.03	(0.25)	15.43
Class I
9/30/2022	15.85	0.20	(1.08)	(0.88)	(0.18)	14.79
9/30/2021	15.80	0.18	0.05	0.23	(0.18)	15.85
9/30/2020	15.78	0.27	0.02	0.29	(0.27)	15.80
9/30/2019	15.43	0.32	0.35	0.67	(0.32)	15.78
9/30/2018	15.65	0.25	(0.22)	0.03	(0.25)	15.43

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

188	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(5.68)	0.65	0.65	0.99	$875,792	43
1.20	0.65	0.65	0.93	1,067,651	26
1.68	0.65	0.66	1.52	895,461	28
4.15	0.65	0.66	1.83	632,983	33
0.04	0.65	0.68	1.38	621,383	55

(6.34)	1.29	1.29	0.35	23,284	43
0.54	1.30	1.31	0.30	31,450	26
1.05	1.27	1.28	0.96	39,779	28
3.52	1.26	1.28	1.22	86,435	33
(0.57)	1.26	1.29	0.77	106,989	55

(5.65)	0.55	0.55	1.01	246,974	43
1.36	0.55	0.55	1.03	736,826	26
1.77	0.55	0.56	1.62	587,635	28
4.25	0.55	0.56	1.92	577,258	33
0.14	0.55	0.58	1.48	507,085	55

(5.52)	0.41	0.41	1.25	361,359	43
1.50	0.42	0.42	1.16	331,257	26
1.84	0.42	0.43	1.74	246,193	28
4.44	0.42	0.43	2.04	46,899	33
0.19	0.43	0.44	1.63	19,703	55

(5.55)	0.45	0.46	1.30	563,762	43
1.46	0.45	0.45	1.13	206,551	26
1.87	0.45	0.46	1.70	177,634	28
4.35	0.45	0.46	2.02	108,949	33
0.17	0.45	0.47	1.60	98,960	55

See Notes to Financial Statements.	189

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$11.33	$0.23	$(1.63)	$(1.40)	$(0.22)	$9.71
9/30/2021	11.11	0.24	0.22	0.46	(0.24)	11.33
9/30/2020	11.17	0.27	(0.06)	0.21	(0.27)	11.11
9/30/2019	10.60	0.30	0.57	0.87	(0.30)	11.17
9/30/2018	10.85	0.27	(0.25)	0.02	(0.27)	10.60
Class C
9/30/2022	11.32	0.16	(1.62)	(1.46)	(0.16)	9.70
9/30/2021	11.10	0.17	0.22	0.39	(0.17)	11.32
9/30/2020	11.16	0.21	(0.07)	0.14	(0.20)	11.10
9/30/2019	10.59	0.23	0.57	0.80	(0.23)	11.16
9/30/2018	10.84	0.21	(0.26)	(0.05)	(0.20)	10.59
Class F
9/30/2022	11.33	0.23	(1.61)	(1.38)	(0.24)	9.71
9/30/2021	11.11	0.25	0.22	0.47	(0.25)	11.33
9/30/2020	11.17	0.28	(0.06)	0.22	(0.28)	11.11
9/30/2019	10.60	0.31	0.57	0.88	(0.31)	11.17
9/30/2018	10.85	0.28	(0.25)	0.03	(0.28)	10.60
Class F3
9/30/2022	11.34	0.25	(1.62)	(1.37)	(0.25)	9.72
9/30/2021	11.12	0.27	0.22	0.49	(0.27)	11.34
9/30/2020	11.18	0.30	(0.06)	0.24	(0.30)	11.12
9/30/2019	10.60	0.32	0.58	0.90	(0.32)	11.18
9/30/2018	10.86	0.30	(0.26)	0.04	(0.30)	10.60
Class I
9/30/2022	11.33	0.25	(1.62)	(1.37)	(0.25)	9.71
9/30/2021	11.12	0.27	0.21	0.48	(0.27)	11.33
9/30/2020	11.17	0.29	(0.05)	0.24	(0.29)	11.12
9/30/2019	10.60	0.32	0.57	0.89	(0.32)	11.17
9/30/2018	10.85	0.30	(0.26)	0.04	(0.29)	10.60

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

190	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (includes interest expense) (%)(c)	Total expenses after waivers and/or reim- bursements (excludes interest expense) (%)(c)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(12.36)	0.71	0.71	0.71	2.11	$2,075,394	33
4.19	0.70	0.70	0.70	2.15	2,656,030	13
1.93	0.70	0.70	0.70	2.45	2,239,629	14
8.27	0.70	0.70	0.71	2.73	1,704,883	19
0.20	0.70	0.70	0.70	2.57	1,496,393	23

(13.02)	1.35	1.35	1.35	1.47	123,238	33
3.53	1.33	1.33	1.33	1.52	190,855	13
1.30	1.32	1.32	1.32	1.86	215,475	14
7.62	1.31	1.31	1.32	2.13	390,735	19
(0.42)	1.32	1.32	1.32	1.95	432,891	23

(12.37)	0.60	0.60	0.60	2.13	522,922	33
4.30	0.60	0.60	0.60	2.24	2,697,578	13
2.03	0.60	0.60	0.60	2.56	2,140,068	14
8.38	0.60	0.60	0.61	2.83	1,871,641	19
0.30	0.60	0.60	0.60	2.66	1,680,364	23

(12.21)	0.45	0.45	0.45	2.39	194,787	33
4.45	0.45	0.45	0.45	2.36	171,655	13
2.17	0.46	0.46	0.46	2.68	85,559	14
8.62	0.46	0.46	0.47	2.94	43,659	19
0.34	0.46	0.46	0.46	2.80	24,227	23

(12.28)	0.52	0.52	0.52	2.39	2,131,673	33
4.31	0.50	0.50	0.50	2.35	896,545	13
2.22	0.50	0.50	0.50	2.65	870,771	14
8.48	0.50	0.50	0.51	2.92	652,729	19
0.40	0.50	0.50	0.50	2.77	528,933	23

See Notes to Financial Statements.	191

Financial Highlights (continued)

NATIONAL TAX FREE FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$12.06	$0.30	$(2.23)	$(1.93)	$(0.30)	$9.83
9/30/2021	11.70	0.31	0.36	0.67	(0.31)	12.06
9/30/2020	11.80	0.34	(0.10)	0.24	(0.34)	11.70
9/30/2019	11.11	0.37	0.69	1.06	(0.37)	11.80
9/30/2018	11.36	0.37	(0.25)	0.12	(0.37)	11.11
Class C
9/30/2022	12.08	0.23	(2.24)	(2.01)	(0.23)	9.84
9/30/2021	11.71	0.23	0.37	0.60	(0.23)	12.08
9/30/2020	11.82	0.26	(0.11)	0.15	(0.26)	11.71
9/30/2019	11.13	0.30	0.69	0.99	(0.30)	11.82
9/30/2018	11.37	0.30	(0.24)	0.06	(0.30)	11.13
Class F
9/30/2022	12.05	0.31	(2.23)	(1.92)	(0.31)	9.82
9/30/2021	11.69	0.32	0.36	0.68	(0.32)	12.05
9/30/2020	11.79	0.35	(0.10)	0.25	(0.35)	11.69
9/30/2019	11.10	0.38	0.69	1.07	(0.38)	11.79
9/30/2018	11.35	0.38	(0.25)	0.13	(0.38)	11.10
Class F3
9/30/2022	12.06	0.32	(2.23)	(1.91)	(0.32)	9.83
9/30/2021	11.69	0.34	0.37	0.71	(0.34)	12.06
9/30/2020	11.80	0.36	(0.11)	0.25	(0.36)	11.69
9/30/2019	11.11	0.39	0.70	1.09	(0.40)	11.80
9/30/2018	11.35	0.39	(0.24)	0.15	(0.39)	11.11
Class I
9/30/2022	12.06	0.32	(2.23)	(1.91)	(0.32)	9.83
9/30/2021	11.69	0.34	0.36	0.70	(0.33)	12.06
9/30/2020	11.80	0.36	(0.11)	0.25	(0.36)	11.69
9/30/2019	11.11	0.39	0.69	1.08	(0.39)	11.80
9/30/2018	11.35	0.39	(0.24)	0.15	(0.39)	11.11

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

192	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (includes interest expense) (%)(c)	Total expenses after waivers and/or reim- bursements (excludes interest expense) (%)(c)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(16.27)	0.71	0.70	0.71	2.66	$2,235,687	40
5.77	0.70	0.70	0.70	2.58	2,925,529	18
2.06	0.71	0.71	0.71	2.90	2,504,023	24
9.70	0.77	0.75	0.77	3.25	2,011,535	11
1.03	0.77	0.74	0.77	3.28	1,484,381	32

(16.86)	1.35	1.34	1.35	2.01	83,743	40
5.16	1.35	1.35	1.35	1.94	135,544	18
1.32	1.35	1.35	1.35	2.27	138,705	24
9.01	1.39	1.37	1.39	2.63	165,263	11
0.49	1.39	1.36	1.39	2.66	131,631	32

(16.20)	0.61	0.60	0.61	2.66	222,942	40
5.88	0.60	0.60	0.60	2.68	984,235	18
2.15	0.61	0.61	0.61	2.99	871,094	24
9.80	0.67	0.65	0.67	3.32	594,320	11
1.12	0.67	0.64	0.67	3.37	299,777	32

(16.07)	0.47	0.46	0.47	2.91	268,560	40
6.10	0.45	0.45	0.45	2.78	288,718	18
2.19	0.48	0.48	0.48	3.10	140,730	24
9.95	0.53	0.50	0.53	3.42	59,942	11
1.34	0.53	0.50	0.53	3.50	21,499	32

(16.10)	0.52	0.51	0.52	2.99	567,725	40
6.07	0.50	0.50	0.50	2.78	209,640	18
2.17	0.51	0.51	0.51	3.09	155,620	24
9.91	0.57	0.55	0.57	3.40	111,141	11
1.31	0.57	0.54	0.57	3.48	46,873	32

See Notes to Financial Statements.	193

Financial Highlights (continued)

HIGH INCOME MUNICIPAL BOND FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$12.91	$0.39	$(2.69)	$(2.30)	$(0.39)	$10.22
9/30/2021	12.14	0.41	0.77	1.18	(0.41)	12.91
9/30/2020	12.60	0.45	(0.47)	(0.02)	(0.44)	12.14
9/30/2019	11.93	0.50	0.66	1.16	(0.49)	12.60
9/30/2018	11.84	0.48	0.08	0.56	(0.47)	11.93
Class C
9/30/2022	12.92	0.31	(2.70)	(2.39)	(0.31)	10.22
9/30/2021	12.14	0.33	0.78	1.11	(0.33)	12.92
9/30/2020	12.61	0.37	(0.48)	(0.11)	(0.36)	12.14
9/30/2019	11.93	0.42	0.67	1.09	(0.41)	12.61
9/30/2018	11.84	0.41	0.08	0.49	(0.40)	11.93
Class F
9/30/2022	12.92	0.40	(2.69)	(2.29)	(0.40)	10.23
9/30/2021	12.15	0.42	0.77	1.19	(0.42)	12.92
9/30/2020	12.61	0.46	(0.47)	(0.01)	(0.45)	12.15
9/30/2019	11.93	0.51	0.67	1.18	(0.50)	12.61
9/30/2018	11.85	0.49	0.07	0.56	(0.48)	11.93
Class F3
9/30/2022	12.89	0.42	(2.70)	(2.28)	(0.41)	10.20
9/30/2021	12.12	0.44	0.77	1.21	(0.44)	12.89
9/30/2020	12.58	0.47	(0.46)	0.01	(0.47)	12.12
9/30/2019	11.90	0.52	0.67	1.19	(0.51)	12.58
9/30/2018	11.82	0.51	0.06	0.57	(0.49)	11.90
Class I
9/30/2022	12.89	0.42	(2.70)	(2.28)	(0.41)	10.20
9/30/2021	12.12	0.44	0.76	1.20	(0.43)	12.89
9/30/2020	12.58	0.47	(0.47)	– (d)	(0.46)	12.12
9/30/2019	11.90	0.51	0.68	1.19	(0.51)	12.58
9/30/2018	11.82	0.50	0.07	0.57	(0.49)	11.90

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Amount less than $0.01.

194	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reim- bursements (includes interest expense) (%)(c)	Total expenses after waivers and/or reim- bursements (excludes interest expense) (%)(c)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(18.19)	0.77	0.77	0.77	3.28	$1,787,225	40
9.81	0.75	0.75	0.75	3.23	2,388,758	15
(0.09)	0.77	0.77	0.77	3.69	1,822,069	43
9.94	0.79	0.79	0.79	4.09	1,728,665	11
4.83	0.82	0.81	0.82	4.09	1,217,482	30

(18.78)	1.41	1.41	1.41	2.63	174,127	40
9.19	1.40	1.40	1.40	2.60	267,871	15
(0.81)	1.42	1.42	1.42	3.06	242,392	43
9.34	1.42	1.42	1.42	3.48	346,925	11
4.18	1.44	1.43	1.44	3.48	309,743	30

(18.09)	0.66	0.66	0.66	3.27	369,471	40
9.90	0.65	0.65	0.65	3.30	1,450,736	15
0.00	0.67	0.67	0.67	3.78	861,795	43
10.13	0.69	0.69	0.69	4.16	895,691	11
4.84	0.72	0.71	0.72	4.18	517,484	30

(18.01)	0.51	0.51	0.51	3.55	114,134	40
10.07	0.52	0.51	0.51	3.42	118,100	15
0.14	0.53	0.53	0.53	3.92	55,503	43
10.28	0.55	0.55	0.55	4.24	32,101	11
4.98	0.58	0.57	0.58	4.30	13,249	30

(18.06)	0.57	0.57	0.57	3.59	961,328	40
10.03	0.56	0.55	0.55	3.41	487,688	15
0.09	0.57	0.57	0.57	3.88	301,236	43
10.25	0.59	0.59	0.59	4.22	282,296	11
4.94	0.62	0.61	0.62	4.27	108,526	30

See Notes to Financial Statements.	195

Financial Highlights (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain		Total distri- butions
Class A
9/30/2022	$15.88	$0.34	$(2.05)	$(1.71)	$(0.33)	$–		$(0.33)
9/30/2021	15.20	0.33	0.69	1.02	(0.34)	–		(0.34)
9/30/2020	15.64	0.43	(0.45)	(0.02)	(0.42)	–		(0.42)
9/30/2019	15.10	0.46	0.52	0.98	(0.44)	–		(0.44)
9/30/2018	15.26	0.43	(0.18)	0.25	(0.41)	–	(c)	(0.41)
Class C
9/30/2022	15.88	0.23	(2.04)	(1.81)	(0.23)	–		(0.23)
9/30/2021	15.20	0.23	0.68	0.91	(0.23)	–		(0.23)
9/30/2020	15.65	0.33	(0.46)	(0.13)	(0.32)	–		(0.32)
9/30/2019	15.11	0.36	0.52	0.88	(0.34)	–		(0.34)
9/30/2018	15.26	0.33	(0.17)	0.16	(0.31)	–	(c)	(0.31)
Class F
9/30/2022	15.88	0.33	(2.02)	(1.69)	(0.35)	–		(0.35)
9/30/2021	15.20	0.34	0.69	1.03	(0.35)	–		(0.35)
9/30/2020	15.64	0.45	(0.46)	(0.01)	(0.43)	–		(0.43)
9/30/2019	15.10	0.47	0.53	1.00	(0.46)	–		(0.46)
9/30/2018	15.26	0.44	(0.18)	0.26	(0.42)	–	(c)	(0.42)
Class F3
9/30/2022	15.88	0.38	(2.05)	(1.67)	(0.37)	–		(0.37)
9/30/2021	15.20	0.37	0.69	1.06	(0.38)	–		(0.38)
9/30/2020	15.65	0.47	(0.46)	0.01	(0.46)	–		(0.46)
9/30/2019	15.11	0.50	0.52	1.02	(0.48)	–		(0.48)
9/30/2018	15.27	0.46	(0.18)	0.28	(0.44)	–	(c)	(0.44)
Class I
9/30/2022	15.88	0.38	(2.06)	(1.68)	(0.36)	–		(0.36)
9/30/2021	15.20	0.36	0.69	1.05	(0.37)	–		(0.37)
9/30/2020	15.65	0.46	(0.46)	–	(0.45)	–		(0.45)
9/30/2019	15.11	0.49	0.52	1.01	(0.47)	–		(0.47)
9/30/2018	15.26	0.46	(0.17)	0.29	(0.44)	–	(c)	(0.44)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

196	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.84	(10.85)	0.70	0.77	2.27	$325,756	81
15.88	6.74	0.69	0.75	2.09	409,286	14
15.20	(0.12)	0.62	0.78	2.83	176,351	61
15.64	6.59	0.55	0.78	2.99	176,214	29
15.10	1.59	0.55	0.78	2.83	121,804	29

13.84	(11.48)	1.40	1.47	1.56	21,392	81
15.88	6.03	1.36	1.43	1.43	26,412	14
15.20	(0.85)	1.28	1.45	2.18	12,758	61
15.65	5.90	1.21	1.44	2.34	12,303	29
15.11	0.98	1.22	1.45	2.17	8,851	29

13.84	(10.77)	0.60	0.66	2.18	139,299	81
15.88	6.84	0.59	0.65	2.17	495,439	14
15.20	(0.03)	0.52	0.68	2.92	171,092	61
15.64	6.70	0.45	0.68	3.08	156,308	29
15.10	1.69	0.45	0.68	2.93	109,580	29

13.84	(10.62)	0.44	0.50	2.56	28,251	81
15.88	7.02	0.43	0.49	2.31	31,122	14
15.20	0.07	0.36	0.52	3.10	8,538	61
15.65	6.86	0.30	0.53	3.24	6,546	29
15.11	1.91	0.29	0.53	3.06	3,812	29

13.84	(10.61)	0.50	0.58	2.59	362,870	81
15.88	6.95	0.50	0.55	2.28	244,728	14
15.20	0.01	0.42	0.59	3.03	93,013	61
15.65	6.80	0.35	0.59	3.18	65,005	29
15.11	1.86	0.35	0.58	3.03	30,068	29

See Notes to Financial Statements.	197

Financial Highlights (continued)

SUSTAINABLE MUNICIPAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
1/5/2022 to 9/30/2022(e)	$10.00	$0.10	$(1.21)	$(1.11)	$(0.10)	$8.79
Class C
1/5/2022 to 9/30/2022(e)	10.00	0.05	(1.21)	(1.16)	(0.05)	8.79
Class F
1/5/2022 to 9/30/2022(e)	10.00	0.11	(1.21)	(1.10)	(0.11)	8.79
Class F3
1/5/2022 to 9/30/2022(e)	10.00	0.12	(1.21)	(1.09)	(0.12)	8.79
Class I
1/5/2022 to 9/30/2022(e)	10.00	0.12	(1.21)	(1.09)	(0.12)	8.79

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on January 5, 2022

198	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)(c)	Total expenses after waivers and/or reim- bursements (%)(d)	Total expenses (%)(d)	Net investment income (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)(c)

(11.11)	0.63	2.16	1.48	$2,682	90

(11.64)	1.43	2.96	0.68	66	90

(11.05)	0.53	2.06	1.58	66	90

(10.95)	0.39	1.91	1.72	88	90

(10.98)	0.43	1.96	1.68	1,638	90

See Notes to Financial Statements.	199

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$11.61	$0.26	$(2.11)	$(1.85)	$(0.26)	$9.50
9/30/2021	11.40	0.26	0.21	0.47	(0.26)	11.61
9/30/2020	11.42	0.29	(0.03)	0.26	(0.28)	11.40
9/30/2019	10.76	0.33	0.66	0.99	(0.33)	11.42
9/30/2018	10.96	0.33	(0.20)	0.13	(0.33)	10.76
Class C
9/30/2022	11.62	0.19	(2.11)	(1.92)	(0.19)	9.51
9/30/2021	11.41	0.19	0.21	0.40	(0.19)	11.62
9/30/2020	11.42	0.21	(0.01)	0.20	(0.21)	11.41
9/30/2019	10.76	0.26	0.66	0.92	(0.26)	11.42
9/30/2018	10.96	0.27	(0.21)	0.06	(0.26)	10.76
Class F
9/30/2022	11.61	0.26	(2.10)	(1.84)	(0.27)	9.50
9/30/2021	11.40	0.28	0.20	0.48	(0.27)	11.61
9/30/2020	11.42	0.30	(0.02)	0.28	(0.30)	11.40
9/30/2019	10.75	0.34	0.67	1.01	(0.34)	11.42
9/30/2018	10.96	0.34	(0.21)	0.13	(0.34)	10.75
Class F3
9/30/2022	11.61	0.28	(2.11)	(1.83)	(0.28)	9.50
9/30/2021	11.40	0.29	0.21	0.50	(0.29)	11.61
9/30/2020	11.41	0.31	(0.01)	0.30	(0.31)	11.40
9/30/2019	10.75	0.35	0.66	1.01	(0.35)	11.41
9/30/2018	10.95	0.36	(0.21)	0.15	(0.35)	10.75
Class I
9/30/2022	11.61	0.28	(2.11)	(1.83)	(0.28)	9.50
9/30/2021	11.40	0.29	0.21	0.50	(0.29)	11.61
9/30/2020	11.41	0.31	(0.01)	0.30	(0.31)	11.40
9/30/2019	10.75	0.35	0.66	1.01	(0.35)	11.41
9/30/2018	10.95	0.36	(0.21)	0.15	(0.35)	10.75

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

200	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(16.10)	0.77	0.77	2.39	$303,455	44
4.16	0.77	0.77	2.27	381,200	14
2.36	0.78	0.78	2.53	342,426	18
9.34	0.79	0.79	3.00	289,148	15
1.20	0.79	0.79	3.07	197,080	28

(16.70)	1.40	1.40	1.75	21,221	44
3.49	1.41	1.41	1.63	33,274	14
1.78	1.44	1.44	1.88	37,078	18
8.68	1.40	1.40	2.39	42,957	15
0.58	1.41	1.41	2.45	33,793	28

(16.02)	0.67	0.67	2.37	20,964	44
4.26	0.67	0.67	2.36	130,104	14
2.46	0.68	0.68	2.61	112,378	18
9.55	0.69	0.69	3.08	73,687	15
1.21	0.69	0.69	3.17	49,601	28

(16.00)	0.54	0.54	2.64	29,694	44
4.39	0.54	0.54	2.48	20,625	14
2.67	0.56	0.56	2.73	13,170	18
9.59	0.56	0.56	3.19	8,373	15
1.42	0.56	0.56	3.28	3,949	28

(16.02)	0.58	0.58	2.69	78,796	44
4.37	0.57	0.57	2.46	39,117	14
2.65	0.58	0.58	2.73	30,880	18
9.56	0.58	0.58	3.18	29,782	15
1.40	0.59	0.59	3.27	14,836	28

See Notes to Financial Statements.	201

Financial Highlights (continued)

NEW JERSEY TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2022	$5.35	$0.12	$(0.93)	$(0.81)	$(0.12)	$4.42
9/30/2021	5.18	0.12	0.17	0.29	(0.12)	5.35
9/30/2020	5.21	0.13	(0.03)	0.10	(0.13)	5.18
9/30/2019	4.91	0.14	0.30	0.44	(0.14)	5.21
9/30/2018	4.96	0.14	(0.05)	0.09	(0.14)	4.91
Class F
9/30/2022	5.35	0.12	(0.93)	(0.81)	(0.12)	4.42
9/30/2021	5.18	0.12	0.17	0.29	(0.12)	5.35
9/30/2020	5.21	0.13	(0.03)	0.10	(0.13)	5.18
9/30/2019	4.91	0.14	0.30	0.44	(0.14)	5.21
9/30/2018	4.96	0.14	(0.05)	0.09	(0.14)	4.91
Class F3
9/30/2022	5.35	0.13	(0.93)	(0.80)	(0.13)	4.42
9/30/2021	5.18	0.13	0.17	0.30	(0.13)	5.35
9/30/2020	5.22	0.14	(0.04)	0.10	(0.14)	5.18
9/30/2019	4.92	0.14	0.31	0.45	(0.15)	5.22
9/30/2018	4.97	0.15	(0.05)	0.10	(0.15)	4.92
Class I
9/30/2022	5.35	0.13	(0.93)	(0.80)	(0.13)	4.42
9/30/2021	5.18	0.13	0.17	0.30	(0.13)	5.35
9/30/2020	5.22	0.14	(0.04)	0.10	(0.14)	5.18
9/30/2019	4.92	0.14	0.31	0.45	(0.15)	5.22
9/30/2018	4.97	0.15	(0.05)	0.10	(0.15)	4.92

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

202	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(15.36)	0.82	0.84	2.39	$80,854	11
5.58	0.82	0.84	2.21	99,356	13
1.92	0.82	0.85	2.48	101,085	15
9.00	0.82	0.86	2.69	99,027	4
1.75	0.82	0.88	2.77	79,108	20

(15.28)	0.72	0.74	2.40	5,885	11
5.68	0.72	0.74	2.30	28,097	13
2.02	0.72	0.75	2.58	23,903	15
9.10	0.72	0.76	2.77	20,893	4
1.85	0.72	0.78	2.86	15,243	20

(15.16)	0.58	0.60	2.65	1,342	11
5.82	0.59	0.60	2.40	1,148	13
1.96	0.59	0.62	2.71	618	15
9.22	0.58	0.63	2.79	531	4
1.99	0.58	0.64	2.99	139	20

(15.19)	0.62	0.65	2.68	13,415	11
5.79	0.62	0.64	2.38	6,905	13
1.93	0.62	0.65	2.68	3,746	15
9.20	0.62	0.66	2.86	2,593	4
1.95	0.62	0.68	2.97	1,209	20

See Notes to Financial Statements.	203

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain		Total distri- butions
Class A
9/30/2022	$12.06	$0.27	$(2.16)	$(1.89)	$(0.27)	$–		$(0.27)
9/30/2021	11.64	0.27	0.41	0.68	(0.26)	–		(0.26)
9/30/2020	11.77	0.27	(0.13)	0.14	(0.27)	–		(0.27)
9/30/2019	11.08	0.29	0.69	0.98	(0.29)	–	(c)	(0.29)
9/30/2018	11.32	0.28	(0.24)	0.04	(0.28)	–		(0.28)
Class C
9/30/2022	12.04	0.20	(2.15)	(1.95)	(0.20)	–		(0.20)
9/30/2021	11.63	0.19	0.41	0.60	(0.19)	–		(0.19)
9/30/2020	11.75	0.20	(0.13)	0.07	(0.19)	–		(0.19)
9/30/2019	11.06	0.22	0.69	0.91	(0.22)	–	(c)	(0.22)
9/30/2018	11.31	0.21	(0.25)	(0.04)	(0.21)	–		(0.21)
Class F
9/30/2022	12.07	0.28	(2.16)	(1.88)	(0.28)	–		(0.28)
9/30/2021	11.66	0.28	0.41	0.69	(0.28)	–		(0.28)
9/30/2020	11.78	0.28	(0.12)	0.16	(0.28)	–		(0.28)
9/30/2019	11.09	0.30	0.69	0.99	(0.30)	–	(c)	(0.30)
9/30/2018	11.33	0.29	(0.24)	0.05	(0.29)	–		(0.29)
Class F3
9/30/2022	12.07	0.30	(2.17)	(1.87)	(0.29)	–		(0.29)
9/30/2021	11.65	0.29	0.42	0.71	(0.29)	–		(0.29)
9/30/2020	11.78	0.30	(0.13)	0.17	(0.30)	–		(0.30)
9/30/2019	11.08	0.31	0.70	1.01	(0.31)	–	(c)	(0.31)
9/30/2018	11.33	0.30	(0.25)	0.05	(0.30)	–		(0.30)
Class I
9/30/2022	12.07	0.29	(2.16)	(1.87)	(0.29)	–		(0.29)
9/30/2021	11.65	0.29	0.42	0.71	(0.29)	–		(0.29)
9/30/2020	11.78	0.29	(0.13)	0.16	(0.29)	–		(0.29)
9/30/2019	11.08	0.31	0.70	1.01	(0.31)	–	(c)	(0.31)
9/30/2018	11.33	0.30	(0.25)	0.05	(0.30)	–		(0.30)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

204	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$9.90	(15.91)	0.78	0.78	2.39	$322,138	23
12.06	5.90	0.77	0.77	2.20	390,194	13
11.64	1.21	0.78	0.78	2.33	357,909	22
11.77	8.98	0.79	0.79	2.52	332,822	7
11.08	0.36	0.79	0.79	2.51	249,147	19

9.89	(16.39)	1.42	1.42	1.74	20,927	23
12.04	5.13	1.42	1.42	1.56	32,845	13
11.63	0.64	1.44	1.44	1.68	34,749	22
11.75	8.33	1.40	1.40	1.92	45,213	7
11.06	(0.36)	1.41	1.41	1.89	39,551	19

9.91	(15.81)	0.68	0.68	2.40	19,360	23
12.07	6.00	0.67	0.67	2.30	71,401	13
11.66	1.31	0.68	0.68	2.43	63,388	22
11.78	9.08	0.69	0.69	2.62	55,301	7
11.09	0.46	0.69	0.69	2.60	44,093	19

9.91	(15.70)	0.54	0.54	2.65	2,364	23
12.07	6.14	0.54	0.54	2.41	2,071	13
11.65	1.44	0.56	0.56	2.56	1,366	22
11.78	9.32	0.56	0.56	2.74	1,234	7
11.08	0.49	0.55	0.55	2.73	896	19

9.91	(15.73)	0.58	0.58	2.66	70,220	23
12.07	6.11	0.57	0.57	2.38	43,385	13
11.65	1.41	0.59	0.59	2.51	29,600	22
11.78	9.29	0.59	0.59	2.72	12,674	7
11.08	0.47	0.59	0.59	2.71	8,534	19

See Notes to Financial Statements.	205

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company was organized as a Maryland corporation on December 27, 1983.

The Company currently consists of the following nine funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Short Duration Tax Free Fund (“Short Duration”)	A,C,F,F3 and I
Lord Abbett Intermediate Tax Free Fund (“Intermediate”)	A,C,F,F3 and I
Lord Abbett National Tax-Free Income Fund (“National”)	A,C,F,F3 and I
Lord Abbett High Income Municipal Bond Fund (“High Income”)	A,C,F,F3 and I
Lord Abbett Short Duration High Income Municipal Bond Fund (“Short Duration High Income”)	A,C,F,F3 and I
Lord Abbett Sustainable Municipal Bond Fund (“Sustainable”)	A,C,F,F3 and I
Lord Abbett California Tax-Free Income Fund (“California”)	A,C,F,F3 and I
Lord Abbett New Jersey Tax-Free Income Fund (“New Jersey”)	A,F,F3 and I
Lord Abbett New York Tax-Free Income Fund (“New York”)	A,C,F,F3 and I

Short Duration, Intermediate, National, High Income, Short Duration High Income, Sustainable and California are diversified as defined in the Act. New Jersey and New York are non-diversified as defined in the Act.

The investment objective of each Fund (except for High Income and Short Duration High Income) is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The investment objective of High Income and Short Duration High Income is to seek a high level of income exempt from federal income tax. Each of California, New Jersey and New York also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. In addition, New York seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3 and I shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the eighteen-month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Funds or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

On September 28, 2021, the Board of Directors (the “Board”) approved a change in the name of Lord Abbett High Yield Municipal Bond Fund to Lord Abbett High Income Municipal Bond Fund and Lord Abbett Short Duration High Yield Municipal Bond Fund to Lord Abbett Short Duration High Income Municipal Bond Fund, each effective November 1, 2021. Sustainable commenced operations on January 5, 2022.

Notes to Financial Statements (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board, the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s, except Sustainable, filed U.S. federal tax returns remains open for the fiscal years ended September 30, 2019 through September 30, 2022. The statutes of limitation for Sustainable filed U.S. federal tax returns remain open for the period ended September 30, 2022. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the Funds’ jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 bear their class-specific share of shareholder servicing expenses. Class A, C and F shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(g)	When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis. Payment and delivery may take place after customary settlement period for that security.

(h)	Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented as investments in a Fund’s Schedule of Investments and the proceeds from the transactions are reported as a Liability for Trust Certificates on the Statements of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the Liability for Trust Certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have

Notes to Financial Statements (continued)

interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The following is a summary of TOBs as of and during the fiscal year ended September 30, 2022:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs	Average Trust Certificates Outstanding
Short Duration	$–	–	$–	$–
Intermediate	–	–	–	–
National	57,235,000	2.49% – 2.64%	115,959,083	25,001,250
High Income	33,820,000	2.49% – 2.64%	68,396,528	13,293,750
Short Duration High Income	–	–	–	–
Sustainable	–	–	–	–
California	–	–	–	–
New Jersey	–	–	–	–
New York	–	–	–	–

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund’s investment in TOB Residuals likely will adversely affect a Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund’s NAV per share. The carrying value of each Fund’s Liability for Trust Certificates approximates its fair value.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to TOB transactions, accounted for as secured borrowings.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the

Notes to Financial Statements (continued)

valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of September 30, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee for Short Duration is based on the Fund’s average daily assets at the following annual rates:

First $2 billion	.34%
Next $3 billion	.32%
Over $5 billion	.29%

The management fee for Intermediate is based on the Fund’s average daily assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Next $5 billion	.35%
Over $10 billion	.32%

The management fee for each of National, California, New Jersey and New York is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

Notes to Financial Statements (continued)

The management fee for High Income is based on the Fund’s average daily assets at the following annual rates:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

The management fee for Short Duration High Income is based on the Fund’s average daily assets at the following annual rates:

First $2 billion	.40%
Next $1 billion	.375%
Over $3 billion	.35%

The management fee for Sustainable is based on the Fund’s average daily assets at the following annual rates:

First $1 billion	.32%
Over $1 billion	.29%

For the fiscal year ended September 30, 2022, the effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Short Duration	.34%
Intermediate	.38%
National	.39%
High Income	.44%
Short Duration High Income	.33%
Sustainable	.00%
California	.45%
New Jersey	.43%
New York	.45%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended September 30, 2022:

Fund	Fund Administration Fee
Short Duration	$25,798
Intermediate	69,196
National	51,537
High Income	47,341
Short Duration High Income	23,660
Sustainable	2,250
California	8,836
New Jersey	1,161
New York	7,478

Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2022 and continuing through January 31, 2023 for all Funds except Sustainable, and for the period January 5, 2022 through January 31, 2023 for Sustainable, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to limit the total net annual operating expenses for each class, excluding certain of the Funds’ expenses and interest related expenses, to the following annual rates:

	Effective February 1, 2022		Prior to February 1, 2022
	Classes		Classes
Fund	A,C,F and I	F3	A,C,F and I	F3
Short Duration	.45%	.41%	.45%	.42%
Short Duration High Income	.50%	.44%	.50%	.43%
Sustainable	.43%	.39%	.43%	.39%
New Jersey	.62%	.58%	.62%	.59%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, and F shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (“the Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees	Class A	Class C(1)	Class F(2)
Service	.15%	.75%	–
Distribution	.05%	.25%	.10%

(1)	The Rule 12b-1 fee each applicable Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s daily net assets attributable to Class C shares held less than 1 year and .80% (25% service and 55% distribution) of each Fund’s daily net assets attributable to Class C shares for 1 year or more. All Class C shareholders will bear Rule 12b-1 fees at the same rate.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3 and Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2022:

	Distributor Commissions	Dealers’ Concessions
Short Duration	$31,203	$200,962
Intermediate	97,806	647,248
National	154,142	972,875
High Income	114,922	744,729
Short Duration High Income	10,727	64,046
Sustainable	–	–
California	9,441	61,578
New Jersey	2,883	15,719
New York	6,345	43,635

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended September 30, 2022:

	Class A	Class C
Short Duration	129,097	2,582
Intermediate	304,950	27,945
National	254,028	19,004
High Income	300,475	45,557
Short Duration High Income	40,777	934
Sustainable	–	–
California	43,409	4,910
New Jersey	–	–
New York	31,697	4,977

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended September 30, 2022 and fiscal year ended September 30, 2021 was as follows:

	Short Duration Tax Free Fund		Intermediate Tax Free Fund
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
Distributions paid from:
Tax-exempt income	$24,078,685	$21,608,365	$130,537,335	$132,423,213
Ordinary income	85,118	–	457,520	905,129
Total distributions paid	$24,163,803	$21,608,365	$130,994,855	$133,328,342

		National Tax Free Fund		High Income Municipal Bond Fund
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
Distributions paid from:
Tax-exempt income	$109,477,825	$108,855,800	$137,361,933	$127,275,750
Ordinary income	549,801	–	1,658,444	1,743,158
Total distributions paid	$110,027,626	$108,855,800	$139,020,377	$129,018,908

Notes to Financial Statements (continued)

	Short Duration High Income Municipal Bond Fund			Sustainable Municipal Bond Fund
	Year Ended 9/30/2022	Year Ended 9/30/2021		Period Ended 9/30/2022
Distributions paid from:
Tax-exempt income	$24,801,277	$17,393,028		$53,408
Ordinary income	726,034	173,960		–
Total distributions paid	$25,527,311	$17,566,988		$53,408

		California Tax Free Fund	New Jersey Tax Free Fund
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
Distributions paid from:
Tax-exempt income	$12,532,074	$12,664,981	$2,977,642	$2,964,092
Ordinary income	53,863	274,386	2,343	–
Total distributions paid	$12,585,937	$12,939,367	$2,979,985	$2,964,092

		New York Tax Free Fund
	Year Ended 9/30/2022	Year Ended 9/30/2021
Distributions paid from:
Tax-exempt income	$11,731,906	$11,338,156
Ordinary income	8,377	–
Total distributions paid	$11,740,283	$11,338,156

As of September 30, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Short Duration	Intermediate	National
Undistributed tax-exempt income – net	$4,030,968	$24,190,139	$17,054,051
Total undistributed earnings	4,030,968	24,190,139	17,054,051
Capital loss carryforwards*	(51,287,627)	(217,826,869)	(213,961,316)
Temporary differences	(3,190,424)	(11,787,911)	(9,713,847)
Unrealized gains (losses) – net	(89,290,582)	(430,593,312)	(357,598,415)
Total accumulated gains (losses) – net	$(139,737,665)	$(636,017,953)	$(564,219,527)

	High Income	Short Duration High Income	Sustainable
Undistributed tax-exempt income – net	$35,893,966	$4,170,582	$10,696
Total undistributed earnings	35,893,966	4,170,582	10,696
Capital loss carryforwards*	(324,875,155)	(73,680,083)	(282,224)
Temporary differences	(11,788,146)	(2,444,292)	(9,042)
Unrealized gains (losses) – net	(520,320,146)	(66,254,790)	(325,537)
Total accumulated gains (losses) – net	$(821,089,481)	$(138,208,583)	$(606,107)

	California	New Jersey	New York
Undistributed tax-exempt income – net	$1,528,105	$244,449	$656,191
Total undistributed earnings	1,528,105	244,449	656,191
Capital loss carryforwards*	(19,968,944)	(1,146,346)	(11,309,032)
Temporary differences	(1,194,119)	(275,505)	(1,151,444)
Unrealized gains (losses) – net	(48,484,665)	(13,576,763)	(54,099,016)
Total accumulated gains (losses) – net	$(68,119,623)	$(14,754,165)	$(65,903,301)

*	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

As of September 30, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Short Duration	$2,113,852,120	$256,442	$(89,547,024)	$(89,290,582)
Intermediate	5,399,421,464	13,581,183	(444,174,495)	(430,593,312)
National	3,704,331,387	13,047,913	(370,646,328)	(357,598,415)
High Income	3,881,907,005	27,165,667	(547,485,808)	(520,320,141)
Short Duration High Income	925,129,764	704,814	(66,959,604)	(66,254,790)
Sustainable	4,440,388	–	(325,537)	(325,537)
California	491,948,233	524,968	(49,009,633)	(48,484,665)
New Jersey	114,591,975	300,484	(13,877,247)	(13,576,763)
New York	485,061,540	526,813	(54,625,829)	(54,099,016)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of accretion on market discount, tender option bond trusts, other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2022 were as follows:

	Purchases	Sales
Short Duration	$817,788,946	$890,942,399
Intermediate	1,919,010,586	2,549,983,389
National	1,596,038,638	1,870,316,743
High Income	1,699,442,420	2,030,737,393
Short Duration High Income	888,197,515	1,010,679,403
Sustainable	8,743,655	3,966,608
California	232,539,397	277,857,786
New Jersey	13,819,906	23,016,982
New York	113,484,142	118,379,050

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2022.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund, except Short Duration and Sustainable, entered into U.S. Treasury futures contracts during the fiscal year ended September 30, 2022 (as described in Note 2(f)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of September 30, 2022, the Funds had interest rate futures contracts with cumulative net unrealized appreciation/depreciation which are included in the Schedules of Investments. Only the current day’s variation margin is included in the Statements of Assets and Liabilities. The net realized gain (loss) on futures contracts and change in unrealized appreciation/depreciation on futures contracts are included in the Statements of Operations under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively.

Notes to Financial Statements (continued)

The following is a summary of U.S. Treasury futures contracts as of and during the fiscal year ended September 30, 2022:

	Net Unrealized Appreciation (Depreciation) as of September 30, 2022	Net Realized Gain (Loss )	Net Change in Unrealized Appreciation (Depreciation	)	Average Number of Contracts*
Intermediate	$5,391,392	$(2,392,155)	$5,391,392		202
National	4,361,750	395,810	3,924,740		156
High Income	5,915,690	2,159,294	5,055,472		222
Short Duration High Income	2,720,831	10,075,434	2,022,916		709
California	583,853	36,419	527,571		29
New Jersey	107,168	(21,888)	107,168		3
New York	450,107	(91,580)	450,107		14

*	Calculated based on the number of contracts for the fiscal year ended September 30, 2022.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. These requirements include the disclosure of gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and to disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between a Fund and the applicable counterparty. As of September 30, 2022, the Funds did not have assets or liabilities subject to the FASB disclosure requirements.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

For the period ended August 3, 2022, with the exception of Sustainable, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds, including Sustainable, entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds, with the exception of Sustainable, were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds, including Sustainable, are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For period ended September 30, 2022, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended September 30, 2022, the following Funds participated as lenders in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

	Average	Average	Interest
Fund	Amount Loaned	Interest Rate	Income
National	$25,574,802	0.65%	$1,958
High Income	10,802,041	1.58%	1,902
Short Duration High Income	19,987,299	1.57%	860

Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2022, the following Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, average amount borrowed, interest rate and interest expense were as follows:

	Average	Average	Interest
Fund	Amount Borrowed	Interest Rate	Expense
High Income Municipal Bond Fund	$10,228,858	1.02%	$286

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in securities lending net income on the Statements of Operations.

The initial collateral received by the funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2022, the Funds did not loan any securities.

14.	INVESTMENT RISKS

Each Fund’s performance and the fair value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund’s investments typically will lose value. This risk is usually greater for long-term bonds and particularly for TOB Residuals. As a result, each Fund, to the extent it invests in long-term bonds and TOB Residuals, is subject to such greater market risk. During periods of falling interest rates, a Fund’s investments may gain value; however, because Short Duration and Short Duration High Income typically invest in shorter term bonds, those Funds are subject to the risk that they will underperform funds invested in longer-term bonds during such periods.

Additional risks that could reduce each Fund’s performance or increase volatility include call risk, credit risk, defaulted bonds risk (High Income and Short Duration High Income only), derivatives risk, distressed debt risk (High Income and Short Duration High Income only), extension risk, fixed income securities risk, governmental risk, industry risk, liquidity risk, market and portfolio management risks,

Notes to Financial Statements (continued)

market disruption and geopolitical risk, state and territory risks, taxability risk and zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds risk (all Funds except Short Duration, Intermediate, and Short Duration High Income). Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called “lower rated bonds” or “junk bonds”). High Income, Short Duration High Income, Sustainable and, to a lesser extent, other Funds invest a portion of its assets in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to a Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid and more volatile than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

New Jersey and New York are non-diversified, which means they may invest a greater portion of their assets in a single issuer than a diversified fund. Thus, they may be exposed to greater risk.

Because each of California, New Jersey, and New York focuses on a particular state or territory, the Fund’s performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may include, for example, economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of any of the Funds (including Short Duration, Intermediate, National, High Income, Short Duration High Income and Sustainable), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Because Sustainable considers sustainability factors when evaluating an investment, the Fund may underperform funds that do not take sustainability-related factors into account. There is no guarantee that Lord Abbett will successfully implement and make investments in issuers that create a positive environmental, social or governance impact while achieving the desired financial returns. In evaluating an issuer, Lord Abbett may be dependent on data or information that may be incomplete, inaccurate or unavailable. Sustainable is a newly organized fund and there can be no assurance that it will reach or maintain a sufficient asset size to effectively implement its investment strategy.

Each Fund may invest in private activity bonds (sometimes called “AMT paper”). The credit quality of AMT paper usually is directly related to the credit standing of the private user of the facilities.

National, High Income, Short Duration High Income and, to a lesser extent, other Funds may invest in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond (“RIB”), is a type of derivative debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security. Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals’ interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

Notes to Financial Statements (continued)

In addition, loss may result from a Fund’s investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, TOB Residuals and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to a Fund. They also may increase a Fund’s interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Short Duration	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	27,675,024	$423,850,743	24,936,226	$396,321,652
Converted from Class C*	254,848	3,916,204	393,155	6,243,397
Reinvestment of distributions	505,852	7,720,199	452,550	7,187,577
Shares reacquired	(36,579,371)	(560,984,644)	(15,083,163)	(239,732,251)
Increase (decrease)	(8,143,647)	$(125,497,498)	10,698,768	$170,020,375

Class C Shares
Shares sold	486,705	$7,451,767	543,919	$8,630,562
Reinvestment of distributions	5,212	78,840	5,721	90,784
Shares reacquired	(646,953)	(9,935,912)	(689,639)	(10,957,387)
Converted to Class A*	(254,848)	(3,916,204)	(393,113)	(6,243,397)
Decrease	(409,884)	$(6,321,509)	(533,112)	$(8,479,438)

Notes to Financial Statements (continued)

Short Duration	Year Ended September 30, 2022		Year Ended September 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	23,585,488	$362,962,189	33,885,440	$538,863,636
Reinvestment of distributions	226,476	3,474,114	244,425	3,882,830
Shares reacquired	(53,603,175)	(822,067,362)	(24,827,086)	(394,430,924)
Increase (decrease)	(29,791,211)	$(455,631,059)	9,302,779	$148,315,542

Class F3 Shares
Shares sold	16,986,800	$259,774,089	9,536,653	$151,699,177
Reinvestment of distributions	123,424	1,879,203	67,901	1,078,915
Shares reacquired	(13,574,621)	(207,668,141)	(4,284,349)	(68,104,919)
Increase	3,535,603	$53,985,151	5,320,205	$84,673,173

Class I Shares
Shares sold	46,559,487	$709,825,767	8,742,874	$139,005,736
Reinvestment of distributions	244,174	3,711,369	137,768	2,188,757
Shares reacquired	(21,715,386)	(330,588,818)	(7,089,780)	(112,752,367)
Increase	25,088,275	$382,948,318	1,790,862	$28,442,126

Intermediate	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	53,052,292	$563,848,755	60,779,236	$690,600,824
Converted from Class C*	1,673,822	17,730,672	2,328,418	26,340,870
Reinvestment of distributions	4,160,439	43,941,102	3,942,307	44,740,744
Shares reacquired	(79,626,277)	(835,050,076)	(34,176,959)	(387,796,511)
Increase (decrease)	(20,739,724)	$(209,529,547)	32,873,002	$373,885,927

Class C Shares
Shares sold	1,420,669	$15,106,194	3,987,237	$45,191,537
Reinvestment of distributions	175,963	1,856,840	212,881	2,410,652
Shares reacquired	(4,081,702)	(43,034,344)	(4,416,705)	(50,058,332)
Converted to Class A*	(1,675,918)	(17,730,672)	(2,331,418)	(26,340,870)
Decrease	(4,160,988)	$(43,801,982)	(2,548,005)	$(28,797,013)

Class F Shares
Shares sold	62,145,003	$672,104,399	87,173,952	$990,776,155
Reinvestment of distributions	2,423,374	25,919,024	2,981,908	33,826,459
Shares reacquired	(248,827,572)	(2,593,667,356)	(44,644,670)	(506,436,702)
Increase (decrease)	(184,259,195)	$(1,895,643,933)	45,511,190	$518,165,912

Class F3 Shares
Shares sold	15,426,863	$162,911,001	9,069,642	$103,305,640
Reinvestment of distributions	420,880	4,427,409	245,552	2,790,387
Shares reacquired	(10,946,063)	(113,845,957)	(1,869,606)	(21,221,871)
Increase	4,901,680	$53,492,453	7,445,588	$84,874,156

Class I Shares
Shares sold	236,204,233	$2,441,772,747	26,470,064	$301,072,527
Reinvestment of distributions	2,214,271	23,127,859	1,622,943	18,411,400
Shares reacquired	(98,080,911)	(1,010,854,262)	(27,321,608)	(308,869,918)
Increase	140,337,593	$1,454,046,344	771,399	$10,614,009

Notes to Financial Statements (continued)

National	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	49,295,927	$545,653,188	55,083,394	$665,347,445
Converted from Class C*	882,355	9,763,279	824,417	9,899,842
Reinvestment of distributions	5,916,818	65,326,061	5,352,614	64,509,482
Shares reacquired	(71,253,096)	(776,390,605)	(32,854,240)	(395,732,546)
Increase (decrease)	(15,157,996)	$(155,648,077)	28,406,185	$344,024,223

Class C Shares
Shares sold	1,212,720	$13,592,731	2,539,815	$30,688,120
Reinvestment of distributions	180,935	2,003,649	193,926	2,337,452
Shares reacquired	(3,229,287)	(35,481,847)	(2,533,535)	(30,541,340)
Converted to Class A*	(881,519)	(9,763,279)	(823,563)	(9,899,842)
Decrease	(2,717,151)	$(29,648,746)	(623,357)	$(7,415,610)

Class F Shares
Shares sold	22,343,150	$252,636,831	29,749,984	$358,116,624
Reinvestment of distributions	1,296,695	14,601,779	1,575,075	18,967,282
Shares reacquired	(82,597,556)	(904,741,426)	(24,213,568)	(290,297,356)
Increase (decrease)	(58,957,711)	$(637,502,816)	7,111,491	$86,786,550

Class F3 Shares
Shares sold	19,250,148	$213,368,948	13,889,524	$167,990,257
Reinvestment of distributions	794,371	8,742,056	471,502	5,689,701
Shares reacquired	(16,664,587)	(180,063,515)	(2,455,465)	(29,556,448)
Increase	3,379,932	$42,047,489	11,905,561	$144,123,510

Class I Shares
Shares sold	73,940,091	$792,826,906	7,455,057	$89,737,237
Reinvestment of distributions	849,840	9,149,393	422,322	5,088,752
Shares reacquired	(34,412,635)	(364,545,784)	(3,803,447)	(45,735,153)
Increase	40,377,296	$437,430,515	4,073,932	$49,090,836

High Income	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	54,115,499	$643,313,026	58,498,493	$749,411,983
Converted from Class C*	1,439,157	16,559,420	1,219,491	15,426,346
Reinvestment of distributions	5,438,271	63,720,375	4,789,020	61,145,784
Shares reacquired	(71,107,986)	(826,335,850)	(29,610,755)	(378,036,115)
Increase (decrease)	(10,115,059)	$(102,743,029)	34,896,249	$447,947,998

Class C Shares
Shares sold	2,746,793	$32,964,823	5,501,509	$70,600,626
Reinvestment of distributions	461,133	5,408,574	466,639	5,951,615
Shares reacquired	(5,474,558)	(64,433,876)	(3,971,931)	(50,612,884)
Converted to Class A*	(1,438,721)	(16,559,420)	(1,219,015)	(15,426,346)
Increase (decrease)	(3,705,353)	$(42,619,899)	777,202	$10,513,011

Notes to Financial Statements (continued)

High Income	Year Ended September 30, 2022		Year Ended September 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	40,725,267	$498,388,960	66,062,171	$846,869,019
Reinvestment of distributions	2,209,756	26,435,132	2,278,055	29,172,269
Shares reacquired	(119,065,773)	(1,395,866,809)	(27,016,770)	(346,290,731)
Increase (decrease)	(76,130,750)	$(871,042,717)	41,323,456	$529,750,557

Class F3 Shares
Shares sold	8,209,512	$96,241,910	5,473,977	$70,251,463
Reinvestment of distributions	380,805	4,431,135	216,648	2,769,201
Shares reacquired	(6,564,018)	(74,887,060)	(1,108,436)	(14,088,025)
Increase	2,026,299	$25,785,985	4,582,189	$58,932,639

Class I Shares
Shares sold	112,854,562	$1,289,014,098	20,227,026	$258,490,042
Reinvestment of distributions	1,883,209	21,609,435	1,047,926	13,377,846
Shares reacquired	(58,348,142)	(657,095,742)	(8,299,148)	(106,046,124)
Increase	56,389,629	$653,527,791	12,975,804	$165,821,764

Short Duration High Income	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,864,383	$164,967,047	18,422,428	$290,542,287
Converted from Class C*	42,741	635,378	12,374	196,133
Reinvestment of distributions	576,692	8,541,073	378,399	5,968,717
Shares reacquired	(13,720,715)	(203,780,390)	(4,643,894)	(73,041,143)
Increase (decrease)	(2,236,899)	$(29,636,892)	14,169,307	$223,665,994

Class C Shares
Shares sold	554,590	$8,531,204	1,063,889	$16,792,924
Reinvestment of distributions	26,289	387,852	16,943	266,755
Shares reacquired	(655,790)	(9,695,946)	(244,768)	(3,841,225)
Converted to Class A*	(42,737)	(635,378)	(12,374)	(196,133)
Increase (decrease)	(117,648)	$(1,412,268)	823,690	$13,022,321

Class F Shares
Shares sold	18,007,811	$275,931,312	29,353,173	$462,469,733
Reinvestment of distributions	478,068	7,201,066	459,018	7,244,408
Shares reacquired	(39,621,077)	(595,140,802)	(9,869,844)	(156,025,802)
Increase (decrease)	(21,135,198)	$(312,008,424)	19,942,347	$313,688,339

Class F3 Shares
Shares sold	1,471,688	$21,965,315	1,540,117	$24,317,144
Reinvestment of distributions	53,900	797,173	27,054	427,618
Shares reacquired	(1,444,184)	(21,130,565)	(169,474)	(2,660,961)
Increase	81,404	$1,631,923	1,397,697	$22,083,801

Class I Shares
Shares sold	32,825,243	$488,939,553	10,660,807	$168,302,075
Reinvestment of distributions	546,776	8,028,813	222,022	3,503,151
Shares reacquired	(22,568,457)	(329,936,628)	(1,594,535)	(25,161,160)
Increase	10,803,562	$167,031,738	9,288,294	$146,644,066

Notes to Financial Statements (continued)

Sustainable	For the period ended September 30, 2022(a)
Class A Shares	Shares	Amount
Shares sold	304,943	$3,047,500
Reinvestment of distributions	41	372
Increase	304,984	$3,047,872

Class C Shares
Shares sold	7,500	$75,000
Increase	7,500	$75,000

Class F Shares
Shares sold	7,500	$75,000
Increase	7,500	$75,000

Class F3 Shares
Shares sold	10,000	$100,000
Increase	10,000	$100,000

Class I Shares
Shares sold	186,313	$1,850,000
Reinvestment of distributions	3	27
Shares reacquired	(5)	(41)
Increase	186,311	$1,849,986

California	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,714,370	$102,711,684	7,977,591	$92,837,242
Converted from Class C*	238,050	2,558,408	216,382	2,523,019
Reinvestment of distributions	686,472	7,300,515	643,967	7,497,462
Shares reacquired	(11,528,626)	(123,722,571)	(6,043,201)	(70,282,805)
Increase (decrease)	(889,734)	$(11,151,964)	2,794,739	$32,574,918

Class C Shares
Shares sold	409,728	$4,413,910	592,388	$6,920,254
Reinvestment of distributions	40,742	433,795	43,056	501,097
Shares reacquired	(844,314)	(8,994,447)	(805,367)	(9,375,307)
Converted to Class A*	(237,971)	(2,558,408)	(216,356)	(2,523,019)
Decrease	(631,815)	$(6,705,150)	(386,279)	$(4,476,975)

Class F Shares
Shares sold	3,531,708	$38,386,295	5,320,245	$62,112,967
Reinvestment of distributions	123,708	1,353,557	174,205	2,028,426
Shares reacquired	(12,651,669)	(134,354,919)	(4,146,768)	(48,213,918)
Increase (decrease)	(8,996,253)	$(94,615,067)	1,347,682	$15,927,475

Class F3 Shares
Shares sold	2,732,124	$28,646,820	747,976	$8,754,760
Reinvestment of distributions	60,399	635,428	33,680	392,231
Shares reacquired	(1,442,987)	(15,152,394)	(160,513)	(1,863,187)
Increase	1,349,536	$14,129,854	621,143	$7,283,804

Notes to Financial Statements (continued)

California	Year Ended September 30, 2022		Year Ended September 30, 2021
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	9,758,019	$101,943,212	1,167,930	$13,601,412
Reinvestment of distributions	114,578	1,202,919	72,839	847,551
Shares reacquired	(4,946,127)	(51,321,033)	(580,098)	(6,743,440)
Increase	4,926,470	$51,825,098	660,671	$7,705,523

New Jersey	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,767,063	$13,514,049	2,482,862	$13,204,791
Reinvestment of distributions	367,992	1,817,051	345,191	1,837,040
Shares reacquired	(3,416,025)	(16,598,593)	(3,765,649)	(19,979,057)
Decrease	(280,970)	$(1,267,493)	(937,596)	$(4,937,226)

Class F Shares
Shares sold	931,336	$4,823,229	1,496,816	$7,983,605
Reinvestment of distributions	69,563	351,154	92,176	490,872
Shares reacquired	(4,924,806)	(24,332,270)	(949,665)	(5,040,884)
Increase (decrease)	(3,923,907)	$(19,157,887)	639,327	$3,433,593

Class F3 Shares
Shares sold	211,945	$1,051,022	105,663	$563,023
Reinvestment of distributions	7,587	37,239	3,920	20,914
Shares reacquired	(130,591)	(620,915)	(14,219)	(75,044)
Increase	88,941	$467,346	95,364	$508,893

Class I Shares
Shares sold	3,426,486	$16,635,811	722,403	$3,862,076
Reinvestment of distributions	50,354	245,041	24,829	132,539
Shares reacquired	(1,733,364)	(8,221,483)	(179,385)	(960,589)
Increase	1,743,476	$8,659,369	567,847	$3,034,026

New York	Year Ended September 30, 2022		Year Ended September 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,267,527	$79,181,790	6,282,361	$75,621,431
Converted from Class C*	247,334	2,682,494	184,935	2,218,013
Reinvestment of distributions	650,952	7,216,866	595,888	7,169,771
Shares reacquired	(7,984,467)	(88,420,625)	(5,443,885)	(65,606,016)
Increase	181,346	$660,525	1,619,299	$19,403,199

Class C Shares
Shares sold	227,831	$2,615,587	494,156	$5,948,405
Reinvestment of distributions	39,269	435,328	39,361	472,629
Shares reacquired	(630,112)	(7,052,538)	(609,199)	(7,315,938)
Converted to Class A*	(247,711)	(2,682,494)	(185,218)	(2,218,013)
Decrease	(610,723)	$(6,684,117)	(260,900)	$(3,112,917)

Notes to Financial Statements (concluded)

New York	Year Ended September 30, 2022		Year Ended September 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,352,775	$15,718,470	2,322,105	$28,027,809
Reinvestment of distributions	72,464	816,787	80,901	975,139
Shares reacquired	(5,386,852)	(59,765,477)	(1,926,125)	(23,196,959)
Increase (decrease)	(3,961,613)	$(43,230,220)	476,881	$5,805,989

Class F3 Shares
Shares sold	172,387	$1,898,630	71,651	$868,449
Reinvestment of distributions	5,557	61,174	3,080	37,115
Shares reacquired	(110,926)	(1,192,434)	(20,294)	(242,014)
Increase	67,018	$767,370	54,437	$663,550

Class I Shares
Shares sold	6,493,470	$70,567,286	1,330,915	$16,116,048
Reinvestment of distributions	109,516	1,200,161	57,246	690,371
Shares reacquired	(3,109,286)	(33,153,558)	(333,199)	(3,995,465)
Increase	3,493,700	$38,613,889	1,054,962	$12,810,954

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	For the period January 5, 2022, commencement of operations, to September 30, 2022.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Municipal Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Municipal Income Fund, Inc. (the “Company”) comprising the Lord Abbett Short Duration Tax Free Fund, Lord Abbett Intermediate Tax Free Fund, Lord Abbett National Tax-Free Income Fund, Lord Abbett High Income Municipal Bond Fund, Lord Abbett Short Duration High Income Municipal Bond Fund, Lord Abbett Sustainable Municipal Bond Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, and Lord Abbett New York Tax-Free Income Fund, including the schedules of investments, as of September 30, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the funds constituting the Lord Abbett Municipal Income Fund, Inc., except Lord Abbett Sustainable Municipal Bond Fund; the related statement of operations, statement of changes in net assets, and financial highlights for the period from January 5, 2022 (commencement of operations) to September 30, 2022, for Lord Abbett Sustainable Municipal Bond Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Municipal Income Fund, Inc., except Lord Abbett Sustainable Municipal Bond Fund, as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Sustainable Municipal Bond Fund as of September 30, 2022; the results of operations, changes in net assets, and financial highlights for Lord Abbett Sustainable Municipal Bond Fund for the period from January 5, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

November 22, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick
Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Funds adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Funds’ liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 17-18, 2022 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2021 through March 31, 2022. Lord Abbett reported that the Programoperated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions paid during the fiscal year ended September 30, 2022 that is tax-exempt dividend income.

Short Duration	100%
Intermediate	100%
National	100%
High Income	99%
Short Duration High Income	98%
Sustainable	100%
California	100%
New Jersey	100%
New York	100%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett High Income Municipal Bond Fund

Lord Abbett Short Duration High Income Municipal Bond Fund

Lord Abbett Sustainable Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

LATFI-2 (11/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended September 30, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$366,000	$320,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$366,000	$320,000

Tax Fees {b}	- 0 -	$33,844
All Other Fees	- 0 -	- 0 -

Total Fees	$366,000	$353,844

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended September 30, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: November 22, 2022

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: November 22, 2022